Prospectus
J.P. Morgan U.S. Equity Funds
Class R2, Class R3, Class R4, Class R5 & Class R6 Shares
November 1, 2025
JPMorgan Diversified Fund
Class/Ticker: R6/JDVZX
JPMorgan Equity Income Fund*
Class/Ticker: R2/OIEFX; R3/OIEPX; R4/OIEQX; R5/OIERX; R6/OIEJX
JPMorgan Equity Index Fund
Class/Ticker: R6/OGFAX
JPMorgan Equity Premium Income Fund
Class/Ticker: R5/JEPSX; R6/JEPRX
JPMorgan Growth Advantage Fund
Class/Ticker: R2/JGRJX; R3/JGTTX; R4/JGTUX; R5/JGVRX; R6/JGVVX
JPMorgan Hedged Equity Fund
Class/Ticker: R5/JHQPX; R6/JHQRX
JPMorgan Hedged Equity 2 Fund
Class/Ticker: R5/JHDFX; R6/JHDRX
JPMorgan Hedged Equity 3 Fund
Class/Ticker: R5/JHTGX; R6/JHTRX
JPMorgan Large Cap Growth Fund
Class/Ticker: R2/JLGZX; R3/JLGPX; R4/JLGQX; R5/JLGRX; R6/JLGMX
JPMorgan Large Cap Value Fund
Class/Ticker: R2/JLVZX; R3/OLVTX; R4/OLVRX; R5/JLVRX; R6/JLVMX
JPMorgan Mid Cap Equity Fund
Class/Ticker: R2/JMCEX; R5/JMEEX; R6/JPPEX
JPMorgan Mid Cap Growth Fund
Class/Ticker: R2/JMGZX; R3/JMGPX; R4/JMGQX; R5/JMGFX; R6/JMGMX
JPMorgan Mid Cap Value Fund
Class/Ticker: R2/JMVZX; R3/JMVPX; R4/JMVQX; R5/JMVRX; R6/JMVYX
JPMorgan Small Cap Blend Fund
Class/Ticker: R6/JSCHX
JPMorgan Small Cap Equity Fund
Class/Ticker: R2/JSEZX; R3/JSEPX; R4/JSEQX; R5/JSERX; R6/VSENX
JPMorgan Small Cap Growth Fund*
Class/Ticker: R2/JSGZX; R3/JGRQX; R4/JGLYX; R5/JGSVX; R6/JGSMX
JPMorgan Small Cap Value Fund
Class/Ticker: R2/JSVZX; R3/JSVPX; R4/JSVQX; R5/JSVRX; R6/JSVUX
JPMorgan SMID Cap Equity Fund
Class/Ticker: R3/WOOOX; R6/WOOSX
JPMorgan U.S. Equity Fund
Class/Ticker: R2/JUEZX; R3/JUEPX; R4/JUEQX; R5/JUSRX; R6/JUEMX
JPMorgan U.S. GARP Equity Fund
Class/Ticker: R2/JIGZX; R5/JGIRX; R6/JGISX
JPMorgan U.S. Large Cap Core Plus Fund
Class/Ticker: R2/JLPZX; R5/JCPRX; R6/JLPYX
JPMorgan U.S. Research Enhanced Equity Fund
Class/Ticker: R6/JDEUX
JPMorgan U.S. Small Company Fund
Class/Ticker: R2/JSCZX; R3/JUSPX; R4/JUSQX; R5/JUSYX; R6/JUSMX
JPMorgan U.S. Sustainable Leaders Fund
Class/Ticker: R6/JIIGX
JPMorgan U.S. Value Fund
Class/Ticker: R2/VGRTX; R3/JGAVX; R4/JGRUX; R5/VGIFX; R6/VGINX
JPMorgan Value Advantage Fund
Class/Ticker: R2/JGAQX; R3/JVAPX; R4/JVAQX; R5/JVARX; R6/JVAYX
*
Closed to new investors.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Diversified Fund
Class/Ticker: R6/JDVZX
What is the goal of the Fund?
The Fund seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.48%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.20
Service Fees	NONE
Remainder of Other Expenses	0.20
Acquired Fund Fees and Expenses	0.07
Total Annual Fund Operating Expenses	0.75
Fee Waivers and/or Expense Reimbursements [1]	-0.17
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.58
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, extraordinary expenses and Acquired Fund Fees and Expenses relating to funds for which the Fund’s adviser or an affiliate thereof is not the adviser) exceed 0.58% of the average daily net assets of Class R6 Shares (the “fee limitation amount”). To the extent that the Fund invests in a fund for which the Fund’s adviser or an affiliate thereof is the adviser (an “affiliated fund”), then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the affiliated fund’s management agreement. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	59	223	400	914
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Drawing on a variety of analytical tools, the Fund’s adviser typically seeks to invest the Fund’s assets among various types of asset classes based on the following allocations:
●
35%–80% equity securities
●
15%–65% fixed income securities
●
0%–10% convertible securities
The Fund invests in separate underlying strategies by investing directly in individual securities, in other mutual funds and exchange traded funds (ETFs) within the same group of investment companies (J.P. Morgan Funds), and for the limited purposes described below, in passive ETFs that are managed by unaffiliated investment advisers (unaffiliated passive ETFs) (together with J.P. Morgan Funds, underlying funds), across asset classes, including: U.S. equity and developed international equity across market capitalizations, emerging markets equity, domestic and foreign fixed income, high yield fixed income, emerging markets debt, and real estate investment trusts (REITs). A passive ETF is a registered investment company that seeks to track the performance of a particular market index.
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JPMorgan Diversified Fund (continued)
These indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, markets, factors, regions or industries.
The adviser may periodically increase or decrease the Fund’s actual asset allocations according to the relative attractiveness of each asset class.
Within its equity allocations, the Fund primarily invests in the common stock of U.S. and foreign companies, REITs, and underlying funds. In this context, an underlying fund will be considered an equity fund if its prospectus discloses that the fund invests primarily in equity securities, including REITs.
Within its fixed income allocations, the Fund primarily invests in corporate bonds, asset-backed, mortgage- related and mortgage-backed securities, U.S. and foreign government securities, loan assignments and participations (Loans) and commitments to purchase loan assignments, emerging market debt and underlying funds. In this context, an underlying fund will be considered a fixed income fund if its prospectus discloses that the fund invests primarily in fixed income securities.
The Fund may invest in fixed income securities of any credit quality but may only invest up to 25% of its total assets in certain below investment grade securities (also known as high yield securities or junk bonds). This limit on below investment grade securities will include all investments held either directly by the Fund or in underlying funds held by the Fund which invest primarily in below investment grade securities (as disclosed in the underlying fund’s prospectus). In addition, the Fund may invest in underlying funds that may invest in fixed income securities of various credit qualities, including at times below investment grade securities, in order to expose the Fund to certain asset classes, such as emerging market debt. The remainder of the fixed income allocation will be invested directly in securities that, at the time of purchase are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser to be of comparable quality. The Fund may invest in fixed income securities of any average weighted maturity or duration.
The Fund may invest up to 30% of its total assets in shares of equity or fixed income underlying funds in order to expose the Fund to certain asset classes. To the extent the Fund invests in underlying funds, the adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. For actively-managed underlying funds, the adviser limits its selection to J.P. Morgan Funds. For passive ETFs, the adviser expects to invest in affiliated ETFs that are J.P. Morgan Funds (J.P. Morgan ETFs), unless the adviser determines the investment is not available. To the extent the adviser determines in its sole discretion that an investment in a passive J.P. Morgan ETF is not available, only then will the adviser consider an unaffiliated passive ETF. In addition, the Fund may seek to gain passive exposure to one or more markets by investing directly in the securities underlying a particular index. The Fund may also invest up to 10% of its assets in convertible securities.
In addition to investments in underlying funds and direct investments in securities, the Fund may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s returns. The Fund may use futures contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may utilize exchange traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. The Fund may invest in securities denominated in any currency. The Fund may also utilize foreign currency derivatives such as forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar, as well as to gain exposure to certain currencies.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including in connection with segregation for derivatives transactions, as collateral for derivatives transactions or for temporary defensive purposes.
The adviser establishes the strategic and tactical allocation for the Fund and makes the day-to-day decisions concerning strategies and overall construction of the Fund. As attractive investments arise across asset classes and strategies, the adviser attempts to capture these opportunities by allocating the Fund’s assets among strategies and asset classes within pre-defined ranges.
Investment decisions within strategies and asset classes are implemented either by the portfolio managers of the Fund’s underlying strategies who select individual securities for the Fund or with the Fund’s purchase of underlying funds.
The frequency with which the Fund buys and sells underlying investments will vary from year to year, depending on, but not limited to: market conditions, performance of the underlying investments, and changes in the adviser’s investment views.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
The Fund is exposed to the risks summarized below through both its direct investments and its investments in underlying funds.
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An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an
November 1, 2025  |  3

JPMorgan Diversified Fund (continued)
underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount). In addition, the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund and/or an underlying fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the property market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. Government-related organizations may not have the funds to meet their payment obligations in the future.
Credit Risk. Some of the Fund’s investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
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High Yield Securities and Loan Risk. Some of the Fund’s investments are in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed (known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties (including substantial or total loss) and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Derivatives Risk. Derivatives, including futures contracts, foreign currency exchange contracts, options, and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund and/or an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of
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JPMorgan Diversified Fund (continued)
basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund and/or an underlying fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Transactions Risk. The Fund or an underlying fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, for both the Fund and underlying funds, large purchases of a fund’s shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Morgan Stanley Capital International (MSCI) World Index (net total return), a broad-based securities market index and a customized blend of unmanaged indices weighted as follows: 60% MSCI World (net total return) and 40% Bloomberg U.S. Aggregate Index. The performance in the table for Class R6 Shares is based on the performance of the Class L Shares (which are not offered in this prospectus) prior to the inception of the Class R6 Shares. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class L Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
6  |  J.P. Morgan U.S. Equity Funds

YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	2nd quarter, 2020	15.25%
Worst Quarter	1st quarter, 2020	-15.67%

The Fund’s year-to-date total return	through	9/30/25	was	11.71%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	10.24%	7.35%	7.03%
Return After Taxes on Distributions	8.87	5.04	4.90
Return After Taxes on Distributions and Sale of Fund Shares	6.50	5.23	5.01
MSCI WORLD INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	18.67	11.17	9.95
60% MSCI WORLD INDEX (net total return) / 40% BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	11.45	6.72	6.67
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gary Herbert	2020	Managing Director
Morgan M. Moriarty	2019	Executive Director
Charles Fishman	2024	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  7

JPMorgan Equity Income Fund
Class/Ticker: R2/OIEFX; R3/OIEPX; R4/0IEQX; R5/OIERX; R6/OIEJX
What is the goal of the Fund?
The Fund seeks capital appreciation and current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.30	0.30	0.30	0.15	0.05
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.05	0.05	0.05	0.05	0.05
Total Annual Fund Operating Expenses	1.20	0.95	0.70	0.55	0.45
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	122	381	660	1,455
CLASS R3 SHARES ($)	97	303	525	1,166
CLASS R4 SHARES ($)	72	224	390	871
CLASS R5 SHARES ($)	56	176	307	689
CLASS R6 SHARES ($)	46	144	252	567
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred securities convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: The Fund employs a fundamental bottom-up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the Fund’s adviser believes to be their long-term investment value. The adviser seeks to invest in attractively valued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (ESG) on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

8  |  J.P. Morgan U.S. Equity Funds

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Value Strategy Risk. An attractively valued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations and, to the extent it does, the Fund’s risks increase as it invests more heavily in smaller companies. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real
November 1, 2025  |  9

JPMorgan Equity Income Fund (continued)
and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 1000® Index and Russell 1000® Value Index. The Russell 1000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 1000® Value Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for the Class R4 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The performance for the Class R3 Shares is based on the performance of the Class A Shares (which are not offered in this prospectus) prior to their inception. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have the same expenses as Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
10  |  J.P. Morgan U.S. Equity Funds

YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	2nd quarter, 2020	13.23%
Worst Quarter	1st quarter, 2020	-24.07%

The Fund’s year-to-date total return	through	9/30/25	was	12.04%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	12.67%	8.60%	9.27%
Return After Taxes on Distributions	10.62	7.55	8.32
Return After Taxes on Distributions and Sale of Fund Shares	9.01	6.69	7.40
CLASS R2 SHARES
Return Before Taxes	11.92	7.89	8.53
CLASS R3 SHARES
Return Before Taxes	12.24	8.17	8.82
CLASS R4 SHARES
Return Before Taxes	12.52	8.44	9.08
CLASS R6 SHARES
Return Before Taxes	12.80	8.71	9.37
RUSSELL 1000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	24.51	14.28	12.87
RUSSELL 1000 VALUE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	14.37	8.69	8.49
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
David Silberman	2019	Managing Director
Andrew Brandon	2019	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or
November 1, 2025  |  11

JPMorgan Equity Income Fund (continued)
financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12  |  J.P. Morgan U.S. Equity Funds

JPMorgan Equity Index Fund
Class/Ticker: R6/OGFAX
What is the goal of the Fund?
The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.040%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.080
Service Fees	NONE
Remainder of Other Expenses	0.080
Total Annual Fund Operating Expenses	0.120
Fee Waivers and/or Expense Reimbursements [1]	-0.075
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.045
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.045% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	5	31	60	146
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund invests in stocks included in the S&P 500 Index1 and also may invest in stock index futures. The Fund’s adviser attempts to track the aggregate price and dividend performance of securities in the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the index without taking into account the Fund’s expenses. Perfect correlation would be 1.00.
The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. The Fund may acquire, hold and dispose of the common stock of JPMorgan Chase & Co. for the sole purpose of maintaining conformity with the S&P 500 Index on which the Fund is based and measured. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its

1
“S&P 500” is a registered service mark of S&P Global Ratings, which does not sponsor and is in no way affiliated with the Fund.
November 1, 2025  |  13

JPMorgan Equity Index Fund (continued)
index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
The Fund’s Main Investment Risks
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the S&P 500 Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Index Related Risk. The Fund’s return may not track the return of the S&P 500 Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the index. In addition, the Fund’s return may differ from the return of the index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the index due to regulatory or other restrictions.
The risk that the Fund may not track the performance of the S&P 500 Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the S&P 500 Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the underlying index will affect the performance, volatility, and risk of the Fund.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper
14  |  J.P. Morgan U.S. Equity Funds

valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times the S&P 500 Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the S&P 500 Index and the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the S&P 500 Index (including the aggregate price and dividend performance). The performance in the table for Class R6 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to the inception of the Class R6 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
November 1, 2025  |  15

JPMorgan Equity Index Fund (continued)
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	2nd quarter, 2020	20.55%
Worst Quarter	1st quarter, 2020	-19.58%

The Fund’s year-to-date total return	through	9/30/25	was	14.79%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	24.98%	14.49%	13.03%
Return After Taxes on Distributions	24.59	13.95	11.80
Return After Taxes on Distributions and Sale of Fund Shares	15.03	11.50	10.30
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	14.53	13.10
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Loeffler	2004	Executive Director
Nicholas W. D’Eramo	2014	Executive Director
Todd McEwen	2025	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
16  |  J.P. Morgan U.S. Equity Funds

JPMorgan Equity Premium Income Fund
Class/Ticker: R5/JEPSX; R6/JEPRX
What is the goal of the Fund?
The Fund seeks current income while maintaining prospects for capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	0.22	0.09
Service Fees	0.10	NONE
Remainder of Other Expenses	0.12	0.09
Total Annual Fund Operating Expenses	0.47	0.34
Fee Waivers and/or Expense Reimbursements [1]	-0.02	NONE
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.45	0.34
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.45% and 0.35% of the average daily net assets of Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	46	149	261	590
CLASS R6 SHARES ($)	35	109	191	431
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The investment objective of the Fund is to seek current income while maintaining prospects for capital appreciation. The Fund seeks to achieve this objective by (1) creating an actively managed portfolio of equity securities comprised significantly of those included in the Fund’s primary benchmark, the Standard & Poor’s Total Return Index (S&P 500 Index) and (2) through equity-linked notes (ELNs), selling call options with exposure to the S&P 500 Index. The resulting Fund is designed to provide investors with performance that captures a majority of the returns associated with the S&P 500 Index, while exposing investors to lower volatility than the S&P 500 Index and also providing incremental income. The Fund is managed in a way that seeks, under normal circumstances, to provide monthly distributions at a relatively stable level. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities (80% Policy). “Assets” means net assets plus the amount of borrowings for investment purposes. In calculating the 80% Policy, the Fund’s equity investments will include common stocks and ELNs, as well as other equity securities.
In implementing the Fund’s strategy, the Fund invests significantly in the equity securities of companies included in the S&P 500 Index (which includes both large cap and mid cap companies). The Fund may also invest in other equity securities not included in the S&P 500 Index. The Fund may receive income to the extent it invests in equity securities of corporations that pay dividends; however, securities are not selected based on anticipated dividend payments.
The Fund seeks a lower volatility level than the S&P 500 Index. Volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns. If the Fund is successful in
November 1, 2025  |  17

JPMorgan Equity Premium Income Fund (continued)
providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the S&P 500 Index over a full market cycle (typically, a 3-5 year time horizon).
In order to generate income, the Fund may invest up to 20% of its net assets in ELNs. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN. ELNs in which the Fund invests are derivative instruments that are specially designed to combine the economic characteristics of the S&P 500 Index and written call options in a single note form and are not traded on an exchange. The options underlying the ELNs will be based on the Benchmark or on exchange-traded funds (ETFs) that replicate the S&P 500 Index. Selling a call option entitles the seller to a premium equal to the value of the option at the time of trade. The ELNs owned by the Fund are structured to use a covered call strategy and have short call positions embedded within them. When the Fund purchases the ELN from the issuing counterparty, the Fund is entitled to the premium generated by the short call position within the ELN. Therefore, the ELNs provide recurring cash flow to the Fund based on the premiums received from selling the call options and are an important source of the Fund’s return. When the Fund sells call options within an ELN, it receives a premium but limits its opportunity to profit from an increase in the market value of either the underlying benchmark or ETF to the exercise price (plus the premium received). The maximum potential gain on an underlying instrument will be equal to the difference between the exercise price and the purchase price of the underlying benchmark or ETF at the time the option is written, plus the premium received. Investing in ELNs may also reduce the Fund’s volatility because the income from the ELNs would reduce potential losses incurred by the Fund’s equity portfolio. The ELNs are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns.
Investment Process: In managing the equity portion of the Fund’s portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The research findings allow the adviser to rank companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The adviser’s valuation rankings are produced with the help of a variety of models that quantify the research team’s findings. After company securities are ranked, the adviser seeks to create a portfolio with a lower volatility level than the S&P 500 Index. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund buys and sells securities (stock selection) in accordance with its investment policies, using the research and valuation rankings as a basis. In general, the adviser selects securities that are identified as attractive and considers selling them when they appear less attractive. Along with attractive valuation, the adviser often considers a number of other criteria including:
●
catalysts that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by market overreactions
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or
18  |  J.P. Morgan U.S. Equity Funds

expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Strategy Risk. The adviser may not be successful in managing the Fund with a lower level of volatility than the Benchmark. Depending on market conditions during a particular time in a market cycle, particularly during higher market volatility, the Fund's volatility at that time may not be lower than that of the Benchmark because the Fund may not be able to adjust its call options strategy as quickly as the market does. In addition, because the Fund seeks lower relative volatility, the Fund may underperform the benchmark, particularly in rising markets. In addition, the Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.
Equity-Linked Notes Risk. When the Fund invests in ELNs, it receives cash but limits its opportunity to profit from an increase in the market value of the instrument because of the limits relating to the call options written within the particular ELN. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. The Fund’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
See “Covered Call Strategy Risk” below for more information about risks of the options held within the ELNs.
Covered Call Strategy Risk. When the Fund sells call options within an ELN, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received). The maximum potential gain on the underlying Benchmark will be equal to the difference between the exercise price and the purchase price of the underlying instrument at the time the option is written, plus the premium received. In a rising market, the option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s
November 1, 2025  |  19

JPMorgan Equity Premium Income Fund (continued)
performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any- other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year over the past six calendar years. The table shows how the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	4th quarter, 2022	11.01%
Worst Quarter	1st quarter, 2020	-17.47%

The Fund’s year-to-date total return	through	9/30/25	was	4.99%	.
20  |  J.P. Morgan U.S. Equity Funds

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	08/31/2018
CLASS R6 SHARES
Return Before Taxes	12.58%	9.00%	9.12%
Return After Taxes on Distributions	9.47	5.00	5.27
Return After Taxes on Distributions and Sale of Fund Shares	7.62	5.19	5.37
CLASS R5 SHARES
Return Before Taxes	12.54	8.92	9.02
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	14.53	13.68
ICE BOFA 3-MONTH US TREASURY BILL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	5.25	2.47	2.43
After-tax returns are shown only for the Class R6 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2018	Managing Director
Raffaele Zingone	2018	Managing Director
Matthew Bensen	2024	Vice President
Judy Jansen	2024	Vice President
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  21

JPMorgan Growth Advantage Fund
Class/Ticker: R2/JGRJX; R3/JGTTX; R4/JGTUX; R5/JGVRX; R6/JGVVX
What is the goal of the Fund?
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.39	0.36	0.36	0.21	0.11
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.14	0.11	0.11	0.11	0.11
Total Annual Fund Operating Expenses	1.39	1.11	0.86	0.71	0.61
Fee Waivers and/or Expense Reimburse- ments [1]	-0.14	-0.11	-0.11	-0.11	-0.11
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.25	1.00	0.75	0.60	0.50
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.25%, 1.00%, 0.75%, 0.60% and 0.50% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	127	426	747	1,656
CLASS R3 SHARES ($)	102	342	601	1,342
CLASS R4 SHARES ($)	77	263	466	1,051
CLASS R5 SHARES ($)	61	216	384	872
CLASS R6 SHARES ($)	51	184	329	752
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: The Fund invests in companies that the adviser believes have strong earnings growth potential. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions that can achieve
22  |  J.P. Morgan U.S. Equity Funds

sustainable growth. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity,
November 1, 2025  |  23

JPMorgan Growth Advantage Fund (continued)
derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years, and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell 3000® Growth Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 3000® Growth Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance in the table for Class R4 is based on the performance of Class I Shares (which are not offered in this prospectus). The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. The performance for the Class R2 and Class R3 Shares are based on the performance of the Class A Shares (which are not offered in this prospectus) prior to their inception. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
24  |  J.P. Morgan U.S. Equity Funds

YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	2nd quarter, 2020	32.86%
Worst Quarter	2nd quarter, 2022	-22.01%

The Fund’s year-to-date total return	through	9/30/25	was	16.03%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	31.29%	19.43%	17.25%
Return After Taxes on Distributions	29.65	17.71	15.73
Return After Taxes on Distributions and Sale of Fund Shares	19.76	15.44	14.17
CLASS R2 SHARES
Return Before Taxes	30.46	18.66	16.49
CLASS R3 SHARES
Return Before Taxes	30.79	18.95	16.79
CLASS R4 SHARES
Return Before Taxes	31.09	19.25	17.08
CLASS R6 SHARES
Return Before Taxes	31.43	19.55	17.37
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL 3000 GROWTH INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	32.46	18.25	16.22
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Felise Agranoff	2020	Managing Director
Larry H. Lee	2022	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or
November 1, 2025  |  25

JPMorgan Growth Advantage Fund (continued)
financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
26  |  J.P. Morgan U.S. Equity Funds

JPMorgan Hedged Equity Fund
Class/Ticker: R5/JHQPX; R6/JHQRX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	0.18	0.07
Service Fees	0.10	NONE
Remainder of Other Expenses	0.08	0.07
Total Annual Fund Operating Expenses	0.43	0.32
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	44	138	241	542
CLASS R6 SHARES ($)	33	103	180	406
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 29 % of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund invests in equity securities, which primarily consist of common stocks of large cap U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The Fund typically constructs the Put/Spread Collar by buying a put option on S&P 500 Index exposure. The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index, the Fund’s benchmark (the Benchmark), with lower volatility than traditional long-only equity strategies.
The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The put option spread is generally maintained at a level intended to reduce the Fund's exposure to a market decline by offsetting losses resulting from a decrease in the market. As a result of writing call options to offset the costs associated with the put option spread, some upside may be foregone in certain market environments.
The quarterly hedge periods are based on returns from the first business day of January through the last business day of March; the first business day of April through the last business day of June; the first business day of July through the last business day of September; and the first business day of October through the last business day of December.The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the Benchmark. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion. The Fund may also invest in equity securities of U.S. mid cap companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to those of the broad U.S. large cap market. Sector by sector, the Fund’s weightings are similar to those of the broad U.S. large cap market. Within each sector, however, the Fund modestly
November 1, 2025  |  27

JPMorgan Hedged Equity Fund (continued)
overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.
The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing index call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the options also reduces the Fund’s ability to profit from increases in the value of its equity portfolio because in rising markets the call option will be exercised once the market price rises to the option’s strike price. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period. Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options' expiration, as well as trading conditions in the options market.
In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.
The Fund is also permitted to use other derivatives such as futures, options (including options on futures) and swaps in order to hedge various investments and for risk management. Under certain market conditions, the Fund's use of other derivatives for cash management or other investment management purposes could be significant.
Investment Process —Equity Portfolio: With respect to the investment of the equity portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio relative to the S&P 500 Index
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions.
Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The put option spread is generally maintained at a level intended to protect the Fund from a decrease in the market of 5% to 20%, with potential upside generally capped at
28  |  J.P. Morgan U.S. Equity Funds

3.5-5.5%. The upside cap could be more or less depending on market conditions. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Strategy Risk. The Fund’s investment strategies may not always provide greater market protection than other equity instruments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times of low market volatility; during such periods, the Fund is expected to perform in line with broad equity markets. While the long portfolio invests significantly in companies included in the S&P 500 Index, differences in holdings between the Fund’s equity portfolio and the S&P 500 Index or S&P 500 ETFs may also lead to a less efficient hedge.
Options Risk. The value of the Fund’s positions in equity index options or options on S&P 500 ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on S&P 500 ETFs can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including options and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty
November 1, 2025  |  29

JPMorgan Hedged Equity Fund (continued)
risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX
30  |  J.P. Morgan U.S. Equity Funds

DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	2nd quarter, 2020	9.08%
Worst Quarter	3rd quarter, 2015	-5.73%

The Fund’s year-to-date total return	through	9/30/25	was	4.96%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	18.40%	10.46%	8.55%
Return After Taxes on Distributions	18.15	10.18	8.24
Return After Taxes on Distributions and Sale of Fund Shares	11.06	8.26	6.91
CLASS R6 SHARES
Return Before Taxes	18.55	10.57	8.64
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	14.53	13.10
ICE BOFA 3-MONTH US TREASURY BILL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	5.25	2.47	1.77
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2013	Managing Director
Raffaele Zingone	2013	Managing Director
Matthew Bensen	2024	Vice President
Judy Jansen	2024	Vice President
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
November 1, 2025  |  31

JPMorgan Hedged Equity Fund (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
32  |  J.P. Morgan U.S. Equity Funds

JPMorgan Hedged Equity 2 Fund
Class/Ticker: R5/JHDFX; R6/JHDRX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	0.20	0.09
Service Fees	0.10	NONE
Remainder of Other Expenses	0.10	0.09
Total Annual Fund Operating Expenses	0.45	0.34
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	46	144	252	567
CLASS R6 SHARES ($)	35	109	191	431
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund invests in equity securities, which primarily consist of common stocks of large cap U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The Fund typically constructs the Put/Spread Collar by buying a put option on S&P 500 Index exposure. The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index, the Fund’s benchmark (the Benchmark), with lower volatility than traditional long-only equity strategies.
The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The put option spread is generally maintained at a level intended to reduce the Fund’s exposure to a market decline by offsetting losses resulting from a decrease in the market. As a result of writing call options to offset the costs associated with the put option spread, some upside may be foregone in certain market environments. The quarterly hedge periods are based on returns from the first business day of February through the last business day of April; the first business day of May through the last business day of July; the first business day of August through the last business day of October; and the first business day of November through the last business day of January of the following calendar year.The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the Benchmark. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion. The Fund may also invest in equity securities of U.S. mid cap companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to those of the broad U.S. large cap market. Sector by sector, the Fund’s weightings are similar to those of the broad U.S. large cap market. Within each sector, however, the Fund modestly overweights equity securities that
November 1, 2025  |  33

JPMorgan Hedged Equity 2 Fund (continued)
it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.
The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing index call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the options also reduces the Fund’s ability to profit from increases in the value of its equity portfolio because in rising markets the call option will be exercised once the market price rises to the option’s strike price. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period. Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.
In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.
The Fund is also permitted to use other derivatives such as futures, options (including options on futures) and swaps in order to hedge various investments and for risk management. Under certain market conditions, the Fund’s use of other derivatives for cash management or other investment management purposes could be significant.
Investment Process —Equity Portfolio: With respect to the investment of the equity portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:
●
Catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio relative to the S&P 500 Index
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions.
Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The put option spread is generally maintained at a level intended to protect the Fund from a decrease in the market of 5% to 20%, with potential upside generally capped at
34  |  J.P. Morgan U.S. Equity Funds

3.5-5.5%. The upside cap could be more or less depending on market conditions. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Strategy Risk. The Fund’s investment strategies may not always provide greater market protection than other equity instruments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times of low market volatility; during such periods, the Fund is expected to perform in line with broad equity markets. While the long portfolio invests significantly in companies included in the S&P 500 Index, differences in holdings between the Fund’s equity portfolio and the S&P 500 Index or S&P 500 ETFs may also lead to a less efficient hedge.
Options Risk. The value of the Fund’s positions in equity index options or options on S&P 500 ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on S&P 500 ETFs can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including options and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty
November 1, 2025  |  35

JPMorgan Hedged Equity 2 Fund (continued)
risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX
36  |  J.P. Morgan U.S. Equity Funds

DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	1st quarter, 2023	7.42%
Worst Quarter	2nd quarter, 2022	-9.84%

The Fund’s year-to-date total return	through	9/30/25	was	5.92%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Life of Fund since
	1 Year	02/26/2021
CLASS R5 SHARES
Return Before Taxes	18.18%	8.26%
Return After Taxes on Distributions	17.92	7.60
Return After Taxes on Distributions and Sale of Fund Shares	10.93	6.30
CLASS R6 SHARES
Return Before Taxes	18.31	8.36
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	13.16
ICE BOFA 3-MONTH US TREASURY BILL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	5.25	3.05
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2021	Managing Director
Raffaele Zingone	2021	Managing Director
Matthew Bensen	2024	Vice President
Judy Jansen	2024	Vice President
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
November 1, 2025  |  37

JPMorgan Hedged Equity 2 Fund (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
38  |  J.P. Morgan U.S. Equity Funds

JPMorgan Hedged Equity 3 Fund
Class/Ticker: R5/JHTGX; R6/JHTRX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	0.21	0.09
Service Fees	0.10	NONE
Remainder of Other Expenses	0.11	0.09
Total Annual Fund Operating Expenses	0.46	0.34
Fee Waivers and/or Expense Reimbursements [1]	-0.01	NONE
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.45	0.34
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.45% and 0.35% of the average daily net assets of Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	46	147	257	578
CLASS R6 SHARES ($)	35	109	191	431
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund invests in equity securities, which primarily consist of common stocks of large cap U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The Fund typically constructs the Put/Spread Collar by buying a put option on S&P 500 Index exposure. The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index, the Fund’s benchmark (the Benchmark), with lower volatility than traditional long-only equity strategies.
The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The put option spread is generally maintained at a level intended to reduce the Fund’s exposure to a market
November 1, 2025  |  39

JPMorgan Hedged Equity 3 Fund (continued)
decline by offsetting losses resulting from a decrease in the market. As a result of writing call options to offset the costs associated with the put option spread, some upside may be foregone in certain market environments. The quarterly hedge periods are based on returns from the first business day of March through the last business day of May; the first business day of June through the last business day of August; the first business day of September through the last business day of November; and the first business day of December through the last business day of February of the following calendar year.The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the Benchmark. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion. The Fund may also invest in equity securities of U.S. mid cap companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to those of the broad U.S. large cap market. Sector by sector, the Fund’s weightings are similar to those of the broad U.S. large cap market. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.
The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing index call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the options also reduces the Fund’s ability to profit from increases in the value of its equity portfolio because in rising markets the call option will be exercised once the market price rises to the option’s strike price. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period. Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.
In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.
The Fund is also permitted to use other derivatives such as futures, options (including options on futures) and swaps in order to hedge various investments and for risk management. Under certain market conditions, the Fund’s use of other derivatives for cash management or other investment management purposes could be significant.
Investment Process —Equity Portfolio: With respect to the investment of the equity portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified
40  |  J.P. Morgan U.S. Equity Funds

as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio relative to the S&P 500 Index
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions.
Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The put option spread is generally maintained at a level intended to protect the Fund from a decrease in the market of 5% to 20%, with potential upside generally capped at 3.5-5.5%. The upside cap could be more or less depending on market conditions. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Strategy Risk. The Fund’s investment strategies may not always provide greater market protection than other equity instruments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times of low market volatility; during such periods, the Fund is expected to perform in line with broad equity markets. While the long portfolio invests significantly in companies included in the S&P 500 Index, differences in holdings between the Fund’s equity portfolio and the S&P 500 Index or S&P 500 ETFs may also lead to a less efficient hedge.
Options Risk. The value of the Fund’s positions in equity index options or options on S&P 500 ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on S&P 500 ETFs can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
November 1, 2025  |  41

JPMorgan Hedged Equity 3 Fund (continued)
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including options and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones
42  |  J.P. Morgan U.S. Equity Funds

Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	4th quarter, 2023	7.78%
Worst Quarter	2nd quarter, 2022	-10.90%

The Fund’s year-to-date total return	through	9/30/25	was	6.61%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Life of Fund since
	1 Year	02/26/2021
CLASS R5 SHARES
Return Before Taxes	16.90%	8.06%
Return After Taxes on Distributions	16.66	7.76
Return After Taxes on Distributions and Sale of Fund Shares	10.17	6.25
CLASS R6 SHARES
Return Before Taxes	17.02	8.18
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	13.16
ICE BOFA 3-MONTH US TREASURY BILL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	5.25	3.05
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
November 1, 2025  |  43

JPMorgan Hedged Equity 3 Fund (continued)
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2021	Managing Director
Raffaele Zingone	2021	Managing Director
Matthew Bensen	2024	Vice President
Judy Jansen	2024	Vice President
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
44  |  J.P. Morgan U.S. Equity Funds

JPMorgan Large Cap Growth Fund
Class/Ticker: R2/JLGZX; R3/JLGPX; R4/JLGQX; R5/JLGRX; R6/JLGMX
What is the goal of the Fund?
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.31	0.29	0.29	0.14	0.04
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.06	0.04	0.04	0.04	0.04
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses	1.27	1.00	0.75	0.60	0.50
Fee Waivers and/or Expense Reimburse- ments [1]	-0.08	-0.06	-0.06	-0.06	-0.06
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.19	0.94	0.69	0.54	0.44
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.19%, 0.94%, 0.69%, 0.54% and 0.44% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds).
The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	121	395	689	1,527
CLASS R3 SHARES ($)	96	312	547	1,219
CLASS R4 SHARES ($)	70	234	411	925
CLASS R5 SHARES ($)	55	186	329	744
CLASS R6 SHARES ($)	45	154	274	622
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the reconstitution of the Russell 1000 Growth Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $27.30 million to $4.25 trillion. Typically, in implementing
November 1, 2025  |  45

JPMorgan Large Cap Growth Fund (continued)
its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach (focusing on the characteristics of individual securities) that seeks to identify companies with positive price momentum and attractive fundamentals. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issues than a diversified fund would.
The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic
46  |  J.P. Morgan U.S. Equity Funds

instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Consumer Discretionary Sector Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 1000® Index and Russell 1000® Growth Index. The Russell 1000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 1000® Growth Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for Class R3 and Class R4 Shares is based on the performance of Class I Shares (which are not offered in this prospectus) prior to their inception. Prior class performance for Class R3 Shares has been adjusted to reflect differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I
November 1, 2025  |  47

JPMorgan Large Cap Growth Fund (continued)
Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R2 SHARES

Best Quarter	2nd quarter, 2020	36.00%
Worst Quarter	4th quarter, 2018	-18.84%

The Fund’s year-to-date total return	through	9/30/25	was	16.43%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	34.05%	20.15%	17.75%
Return After Taxes on Distributions	33.72	18.86	15.69
Return After Taxes on Distributions and Sale of Fund Shares	20.41	16.16	14.18
CLASS R2 SHARES
Return Before Taxes	33.17	19.36	17.00
CLASS R3 SHARES
Return Before Taxes	33.50	19.67	17.28
CLASS R4 SHARES
Return Before Taxes	33.84	19.96	17.56
CLASS R6 SHARES
Return Before Taxes	34.17	20.27	17.87
RUSSELL 1000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	24.51	14.28	12.87
RUSSELL 1000 GROWTH INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	33.36	18.96	16.78
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Giri Devulapally	2004	Managing Director
Holly Morris	2020	Managing Director
Larry Lee	2020	Managing Director
Joseph Wilson	2020	Managing Director
Robert Maloney	2022	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
48  |  J.P. Morgan U.S. Equity Funds

For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  49

JPMorgan Large Cap Value Fund
Class/Ticker: R2/JLVZX; R3/OLVTX; R4/OLVRX; R5/JLVRX; R6/JLVMX
What is the goal of the Fund?
The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.36	0.35	0.34	0.20	0.09
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.11	0.10	0.09	0.10	0.09
Total Annual Fund Operating Expenses	1.26	1.00	0.74	0.60	0.49
Fee Waivers and/or Expense Reimburse- ments [1]	-0.07	-0.06	-0.05	-0.06	-0.05
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.19	0.94	0.69	0.54	0.44
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.19%, 0.94%, 0.69%, 0.54% and 0.44% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	121	393	685	1,516
CLASS R3 SHARES ($)	96	312	547	1,219
CLASS R4 SHARES ($)	70	232	407	914
CLASS R5 SHARES ($)	55	186	329	744
CLASS R6 SHARES ($)	45	152	269	611
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 185% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred securities which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of the reconstitution of the Russell 1000 Value Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $97.79 million to $925.41 billion. In implementing its main strategies, the Fund invests primarily in common stocks.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
50  |  J.P. Morgan U.S. Equity Funds

Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, attractively valued when purchased and which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractively valued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts that could trigger a rise in a stock’s price
●
high potential reward compared to potential risk
●
temporary mispricings caused by market overreactions
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to
November 1, 2025  |  51

JPMorgan Large Cap Value Fund (continued)
exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

52  |  J.P. Morgan U.S. Equity Funds

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 1000® Index and Russell 1000® Value Index. The Russell 1000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 1000® Value Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for the Class R3 Shares are based on the performance of Class A Shares (which are not offered in this prospectus) prior to the inception of Class R3 Shares. The performance for the Class R4 Shares are based on the performance of Class I Shares (which are not offered in this prospectus) prior to the inception of Class R4 Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	4th quarter, 2020	27.22%
Worst Quarter	1st quarter, 2020	-32.33%

The Fund’s year-to-date total return	through	9/30/25	was	11.24%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	15.79%	12.10%	10.51%
Return After Taxes on Distributions	12.06	10.20	8.36
Return After Taxes on Distributions and Sale of Fund Shares	10.34	9.18	7.77
CLASS R2 SHARES
Return Before Taxes	15.08	11.38	9.81
CLASS R3 SHARES
Return Before Taxes	15.34	11.65	10.10
CLASS R4 SHARES
Return Before Taxes	15.66	11.94	10.35
CLASS R6 SHARES
Return Before Taxes	15.94	12.22	10.62
RUSSELL 1000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	24.51	14.28	12.87
RUSSELL 1000 VALUE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	14.37	8.69	8.49
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax
November 1, 2025  |  53

JPMorgan Large Cap Value Fund (continued)
returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2013	Managing Director
John Piccard	2023	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
54  |  J.P. Morgan U.S. Equity Funds

JPMorgan Mid Cap Equity Fund
Class/Ticker: R2/JMCEX; R5/JMEEX; R6/JPPEX
What is the goal of the Fund?
The Fund’s objective is long-term capital growth.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.50	0.22	0.12
Service Fees	0.25	0.10	NONE
Remainder of Other Expenses	0.25	0.12	0.12
Total Annual Fund Operat- ing Expenses	1.60	0.82	0.72
Fee Waivers and/or Expense Reimbursements [1]	-0.25	-0.12	-0.12
Total Annual Fund Operat- ing Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.35	0.70	0.60
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.35%, 0.70% and 0.60% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	137	481	847	1,879
CLASS R5 SHARES ($)	72	250	443	1,002
CLASS R6 SHARES ($)	61	218	389	883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index at the time of purchase. As of the reconstitution of the Russell Midcap Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $124.01 million to $105.75 billion. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the portfolio management team employs an investment process that seeks to identify both growth and value securities for the Fund. The team seeks to identify companies with leading competitive positions, talented management teams and durable business models. In addition, the team will invest in companies that it believes either have the capacity to achieve a sustainable level of above average growth or have sustainable free cash flow generation with management committed to increasing
November 1, 2025  |  55

JPMorgan Mid Cap Equity Fund (continued)
shareholder value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Strategy Risk. Although the Fund invests in both growth and value securities, it may invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser. To the extent the Fund invests in growth securities, it will be subject to risks related to growth investing. Specifically, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. To the extent the Fund invests in value securities, it will be subject to risks related to value investing. Specifically, a value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper
56  |  J.P. Morgan U.S. Equity Funds

valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell Midcap® Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell Midcap® Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
November 1, 2025  |  57

JPMorgan Mid Cap Equity Fund (continued)
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	2nd quarter, 2020	25.17%
Worst Quarter	1st quarter, 2020	-23.72%

The Fund’s year-to-date total return	through	9/30/25	was	6.59%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	14.29%	10.64%	10.29%
Return After Taxes on Distributions	13.09	9.20	8.64
Return After Taxes on Distributions and Sale of Fund Shares	9.37	8.22	7.96
CLASS R2 SHARES
Return Before Taxes	13.43	9.81	9.46
CLASS R5 SHARES
Return Before Taxes	14.19	10.53	10.19
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL MIDCAP INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	15.34	9.92	9.63
After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Felise Agranoff	2020	Managing Director
Lawrence E. Playford	2020	Managing Director
Michael Stein	2025	Managing Director
Ryan N. Jones	2024	Executive Director
Jeremy C. Miller	2024	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
58  |  J.P. Morgan U.S. Equity Funds

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  59

JPMorgan Mid Cap Growth Fund
Class/Ticker: R2/JMGZX; R3/JMGPX; R4/JMGQX; R5/JMGFX; R6/JMGMX
What is the goal of the Fund?
The Fund seeks growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.40	0.36	0.36	0.20	0.11
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.15	0.11	0.11	0.10	0.11
Total Annual Fund Operating Expenses	1.50	1.21	0.96	0.80	0.71
Fee Waivers and/or Expense Reimburse- ments [1]	-0.10	-0.06	-0.06	-0.06	-0.06
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.40	1.15	0.90	0.74	0.65
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.40%, 1.15%, 0.90%, 0.74% and 0.65% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	143	464	809	1,782
CLASS R3 SHARES ($)	117	378	659	1,461
CLASS R4 SHARES ($)	92	300	525	1,173
CLASS R5 SHARES ($)	76	249	438	984
CLASS R6 SHARES ($)	66	221	389	877
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred securities that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. As of the reconstitution of the Russell Midcap Growth Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $26.21 million to $84.46 billion.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the
60  |  J.P. Morgan U.S. Equity Funds

extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions that can achieve sustainable growth. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or
November 1, 2025  |  61

JPMorgan Mid Cap Growth Fund (continued)
other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Consumer Discretionary Sector Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell Midcap® Growth Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell Midcap® Growth Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance of the Class R3 and Class R4
62  |  J.P. Morgan U.S. Equity Funds

Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. Prior class performance for Class R3 and Class R4 Shares have been adjusted to reflect differences in expenses between the classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R2 SHARES

Best Quarter	2nd quarter, 2020	32.25%
Worst Quarter	2nd quarter, 2022	-20.77%

The Fund’s year-to-date total return	through	9/30/25	was	12.12%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	14.56%	11.21%	11.74%
Return After Taxes on Distributions	12.85	9.81	10.39
Return After Taxes on Distributions and Sale of Fund Shares	9.97	8.78	9.42
CLASS R2 SHARES
Return Before Taxes	13.70	10.39	10.93
CLASS R3 SHARES
Return Before Taxes	13.98	10.66	11.18
CLASS R4 SHARES
Return Before Taxes	14.25	10.94	11.46
CLASS R5 SHARES
Return Before Taxes	14.44	11.13	11.67
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL MIDCAP GROWTH INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	22.10	11.47	11.54
After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Felise Agranoff	2015	Managing Director
Michael Stein	2025	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
November 1, 2025  |  63

JPMorgan Mid Cap Growth Fund (continued)
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
64  |  J.P. Morgan U.S. Equity Funds

JPMorgan Mid Cap Value Fund
Class/Ticker: R2/JMVZX; R3/JMVPX; R4/JMVQX; R5/JMVRX; R6/JMVYX
What is the goal of the Fund?
The Fund seeks growth from capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.38	0.35	0.35	0.20	0.10
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.13	0.10	0.10	0.10	0.10
Total Annual Fund Operating Expenses	1.48	1.20	0.95	0.80	0.70
Fee Waivers and/or Expense Reimburse- ments [1]	-0.13	-0.10	-0.10	-0.10	-0.10
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.35	1.10	0.85	0.70	0.60
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.35%, 1.10%, 0.85%, 0.70% and 0.60% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	137	455	796	1,757
CLASS R3 SHARES ($)	112	371	650	1,446
CLASS R4 SHARES ($)	87	293	516	1,157
CLASS R5 SHARES ($)	72	245	434	980
CLASS R6 SHARES ($)	61	214	380	861
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index at the time of purchase. As of the reconstitution of the Russell Midcap Value Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $97.79 million to $91.60 billion. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
November 1, 2025  |  65

JPMorgan Mid Cap Value Fund (continued)
Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be attractively valued and have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity,
66  |  J.P. Morgan U.S. Equity Funds

derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund, will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell Midcap® Value Index. The Russell 3000® Index serves as the Fund’s regulatory index and
November 1, 2025  |  67

JPMorgan Mid Cap Value Fund (continued)
provides a broad measure of market performance. The Russell Midcap® Value Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for Class R3 Shares is based on the performance of the Class A Shares (which are not offered in this prospectus) prior to their inception. The performance for the Class R4 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The performance for Class R5 and Class R6 Shares is based on the performance of the Class L Shares (which are not offered in this prospectus) prior to their inception. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R2 SHARES

Best Quarter	4th quarter, 2020	19.18%
Worst Quarter	1st quarter, 2020	-31.94%

The Fund’s year-to-date total return	through	9/30/25	was	4.19%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	14.41%	8.90%	8.11%
Return After Taxes on Distributions	11.49	6.40	6.14
Return After Taxes on Distributions and Sale of Fund Shares	10.73	6.73	6.18
CLASS R2 SHARES
Return Before Taxes	13.52	8.08	7.30
CLASS R3 SHARES
Return Before Taxes	13.82	8.36	7.57
CLASS R4 SHARES
Return Before Taxes	14.08	8.62	7.84
CLASS R5 SHARES
Return Before Taxes	14.26	8.79	8.02
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL MIDCAP VALUE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	13.07	8.59	8.10
After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Lawrence E. Playford	2004	Managing Director
Ryan N. Jones	2024	Executive Director
Jeremy C. Miller	2024	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
68  |  J.P. Morgan U.S. Equity Funds

For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  69

JPMorgan Small Cap Blend Fund
Class/Ticker: R6/JSCHX
What is the goal of the Fund?
The Fund seeks capital growth over the long term.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.11
Service Fees	NONE
Remainder of Other Expenses	0.11
Total Annual Fund Operating Expenses	0.76
Fee Waivers and/or Expense Reimbursements [1]	-0.02
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.74
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.74% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	76	241	420	940
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is a small cap equity portfolio which is normally managed as a core portfolio, but which has the ability to proactively invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser. The portfolio managers will consider various factors when making overall allocation decisions for the Fund, including the relative attractiveness of growth and value securities and the relative valuations and fundamentals of companies in the small cap growth and value universes. Based on these considerations, the size of the allocation of the Fund to either growth or value securities may range from 30 to 70 percent of the Fund.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.43 million to $21.30 billion. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
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Investment Process: In managing the Fund, the Fund’s adviser seeks to outperform the Fund’s benchmark. The adviser employs a fundamental bottom-up investment process that combines research, valuation and stock selection to identify both growth and value securities.
In selecting growth securities, the adviser seeks to invest in companies that have a history of above-average growth or that the adviser believes will achieve above-average growth in the future. The adviser believes that investing in high quality growth companies whose long-term growth rates are underappreciated by the market will lead to attractive returns. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.
In selecting value securities, the adviser seeks to invest in companies which have durable franchises and that the adviser believes to be attractively valued and to have the ability to grow intrinsic value per share. Companies with durable franchises generally have a sustainable competitive position relative to peers, high returns on capital, a diversified client or asset base and a strong brand.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a security that it believes offers a better investment opportunity or to reallocate the Fund’s assets between growth and value securities.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term.
Strategy Risk. Although the Fund is normally managed as a core portfolio, it may invest more heavily in either growth or value securities, depending on market conditions and the convictions
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JPMorgan Small Cap Blend Fund (continued)
of the adviser. If the Fund invests more heavily in growth securities, it will be more subject to risks related to growth investing. Specifically, growth securities may trade at higher multiples of current earnings compared to value or other securities, leading to inflated prices and thus potentially greater declines in value. If the Fund invests more heavily in value securities, it will be more subject to risks related to value investing. Specifically, a value security may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the security price to increase do not occur.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and
72  |  J.P. Morgan U.S. Equity Funds

cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell 2000® Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 2000® Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for the Class R6 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class I Shares. As of 6/1/18, the Fund changed its investment strategies and certain investment policies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	4th quarter, 2020	27.99%
Worst Quarter	1st quarter, 2020	-25.66%

The Fund’s year-to-date total return	through	9/30/25	was	2.55%	.
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JPMorgan Small Cap Blend Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	10.85%	8.45%	11.14%
Return After Taxes on Distributions	10.55	7.74	9.08
Return After Taxes on Distributions and Sale of Fund Shares	6.62	6.53	8.39
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL 2000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	11.54	7.40	7.82
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eytan Shapiro*	2004	Managing Director
Lawrence E. Playford	2018	Managing Director
Michael Stein	2025	Managing Director
* Mr. Shapiro has announced his intention to step back from portfolio management responsibilities effective in the third quarter of 2026. Mr. Shapiro will continue to serve on the portfolio management team of the Fund until the third quarter of 2026, and upon that date the current portfolio managers, Mr. Playford and Mr. Stein will continue to be responsible for the day-to-day management of the Fund.
Purchase and Sale of Fund Shares
Purchase minimums
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
74  |  J.P. Morgan U.S. Equity Funds

JPMorgan Small Cap Equity Fund
Class/Ticker: R2/JSEZX; R3/JSEPX; R4/JSEQX; R5/JSERX; R6/VSENX
What is the goal of the Fund?
The Fund seeks capital growth over the long term.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.39	0.34	0.34	0.19	0.09
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.14	0.09	0.09	0.09	0.09
Total Annual Fund Operating Expenses	1.54	1.24	0.99	0.84	0.74
Fee Waivers and/or Expense Reimburse- ments [1]	-0.05	NONE	NONE	-0.04	NONE
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.49	1.24	0.99	0.80	0.74
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.49%, 0.99% and 0.80% of the average daily net assets of Class R2, Class R4 and Class R5 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds for all Share Classes. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	152	482	835	1,830
CLASS R3 SHARES ($)	126	393	681	1,500
CLASS R4 SHARES ($)	101	315	547	1,213
CLASS R5 SHARES ($)	82	264	462	1,033
CLASS R6 SHARES ($)	76	237	411	918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.43 million to $21.30 billion.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up investment process. The adviser seeks to invest in attractively valued companies with leading competitive positions and predictable and durable business
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JPMorgan Small Cap Equity Fund (continued)
models. It also seeks companies whose management has a successful track record of prudent capital allocation. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at
76  |  J.P. Morgan U.S. Equity Funds

ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell 2000® Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 2000® Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance in the table for Class R3 Shares is based on the performance of Class A Shares (which are not offered in this prospectus) prior to the inception of the Class R3 Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares. The performance in the table for Class R4 Shares is based on the performance of Class I Shares (which are not offered in this prospectus) prior to the inception of the Class R4 Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. The performance in the table for Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of the Class R6 Shares. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
November 1, 2025  |  77

JPMorgan Small Cap Equity Fund (continued)
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	4th quarter, 2020	25.75%
Worst Quarter	1st quarter, 2020	-28.06%

The Fund’s year-to-date total return	through	9/30/25	was	(2.63)%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	10.23%	7.47%	8.93%
Return After Taxes on Distributions	7.97	5.17	7.06
Return After Taxes on Distributions and Sale of Fund Shares	7.83	5.64	6.92
CLASS R2 SHARES
Return Before Taxes	9.48	6.73	8.16
CLASS R3 SHARES
Return Before Taxes	9.75	7.00	8.43
CLASS R4 SHARES
Return Before Taxes	10.01	7.27	8.71
CLASS R6 SHARES
Return Before Taxes	10.30	7.53	8.98
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL 2000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	11.54	7.40	7.82
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Don San Jose	2007	Managing Director
Daniel J. Percella	2014	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or
78  |  J.P. Morgan U.S. Equity Funds

financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  79

JPMorgan Small Cap Growth Fund
Class/Ticker: R2/JSGZX; R3/JGRQX; R4/JGLYX; R5/JGSVX; R6/JGSMX
Currently, the Fund is publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)
What is the goal of the Fund?
The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.38	0.38	0.35	0.20	0.10
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.13	0.13	0.10	0.10	0.10
Total Annual Fund Operating Expenses	1.53	1.28	1.00	0.85	0.75
Fee Waivers and/or Expense Reimburse- ments [1]	-0.04	-0.04	-0.01	-0.01	-0.01
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.49	1.24	0.99	0.84	0.74
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.49%, 1.24%, 0.99%, 0.84% and 0.74% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund
Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	152	479	830	1,820
CLASS R3 SHARES ($)	126	402	698	1,542
CLASS R4 SHARES ($)	101	317	551	1,224
CLASS R5 SHARES ($)	86	270	470	1,048
CLASS R6 SHARES ($)	76	239	416	929
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. As of the reconstitution of the Russell 2000 Growth Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $1.51 million to $21.30 billion. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the
80  |  J.P. Morgan U.S. Equity Funds

extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions that can achieve sustainable growth. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term.
Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity,
November 1, 2025  |  81

JPMorgan Small Cap Growth Fund (continued)
derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell 2000® Growth Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 2000® Growth Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for Class R3 Shares is based on the performance of Class A Shares (which are not offered in this prospectus) prior to the inception of Class R3 Shares. The performance for the Class R4 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to the inception of the Class R4 Shares. Prior class performance for Class R3 and Class R4 Shares has been adjusted to reflect differences in expenses between the classes. The performance in the table for the Class R5 Shares is based on the performance of the Class L Shares (which are not offered
82  |  J.P. Morgan U.S. Equity Funds

in this prospectus) prior to the inception of the Class R5 Shares. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R2 SHARES

Best Quarter	2nd quarter, 2020	37.31%
Worst Quarter	2nd quarter, 2022	-21.98%

The Fund’s year-to-date total return	through	9/30/25	was	4.97%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	13.04%	5.82%	10.20%
Return After Taxes on Distributions	12.71	4.72	8.71
Return After Taxes on Distributions and Sale of Fund Shares	7.79	4.48	8.03
CLASS R2 SHARES
Return Before Taxes	12.19	5.03	9.38
CLASS R3 SHARES
Return Before Taxes	12.47	5.29	9.65
CLASS R4 SHARES
Return Before Taxes	12.75	5.55	9.93
CLASS R5 SHARES
Return Before Taxes	12.93	5.71	10.09
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL 2000 GROWTH INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	15.15	6.86	8.09
After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eytan Shapiro*	2004	Managing Director
Philip D. Hart	2023	Managing Director
Michael Stein	2023	Managing Director
*Mr. Shapiro has announced his intention to step back from portfolio management responsibilities effective in the third quarter of 2026. Mr. Shapiro will continue to serve on the portfolio management team of the Fund until the third quarter of 2026, and upon that date the current portfolio manager Mr. Stein will become the lead portfolio manager, and Mr. Hart will also continue to be responsible for the day-to-day management of the Fund as co-portfolio manager.
November 1, 2025  |  83

JPMorgan Small Cap Growth Fund (continued)
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
84  |  J.P. Morgan U.S. Equity Funds

JPMorgan Small Cap Value Fund
Class/Ticker: R2/JSVZX; R3/JSVPX; R4/JSVQX; R5/JSVRX; R6/JSVUX
What is the goal of the Fund?
The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.45	0.40	0.53	0.22	0.11
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.20	0.15	0.28	0.12	0.11
Total Annual Fund Operating Expenses	1.60	1.30	1.18	0.87	0.76
Fee Waivers and/or Expense Reimburse- ments [1]	-0.11	-0.06	-0.19	-0.03	-0.02
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.49	1.24	0.99	0.84	0.74
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.49%, 1.24%, 0.99%, 0.84% and 0.74% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	152	494	860	1,891
CLASS R3 SHARES ($)	126	406	707	1,562
CLASS R4 SHARES ($)	101	356	631	1,415
CLASS R5 SHARES ($)	86	275	479	1,070
CLASS R6 SHARES ($)	76	241	420	940
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index at the time of purchase. As of the reconstitution of the Russell 2000 Value Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $1.50 million to $10.23 billion. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest
November 1, 2025  |  85

JPMorgan Small Cap Value Fund (continued)
incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: In managing the Fund, the adviser employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a
86  |  J.P. Morgan U.S. Equity Funds

derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund, will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell 2000® Value Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 2000® Value Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for the Class R4 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The performance for the Class R3 Shares is based on the performance of the Class A Shares (which are not offered in this prospectus) prior to their inception. Prior class performance for Class R3 and Class R4 Shares has been adjusted to reflect differences in expenses between classes. Past performance
November 1, 2025  |  87

JPMorgan Small Cap Value Fund (continued)
(before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	4th quarter, 2020	33.49%
Worst Quarter	1st quarter, 2020	-34.62%

The Fund’s year-to-date total return	through	9/30/25	was	7.10%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	9.22%	8.71%	6.92%
Return After Taxes on Distributions	7.54	6.82	5.16
Return After Taxes on Distributions and Sale of Fund Shares	6.72	6.55	5.16
CLASS R2 SHARES
Return Before Taxes	8.40	7.91	6.13
CLASS R3 SHARES
Return Before Taxes	8.64	8.17	6.39
CLASS R4 SHARES
Return Before Taxes	8.91	8.45	6.65
CLASS R5 SHARES
Return Before Taxes	9.11	8.60	6.80
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL 2000 VALUE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	8.05	7.29	7.14
After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Phillip D. Hart	2010	Managing Director
Wonseok Choi	2019	Managing Director
Akash Gupta	2019	Executive Director
Robert A. Ippolito	2022	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
88  |  J.P. Morgan U.S. Equity Funds

For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  89

JPMorgan SMID Cap Equity Fund
Class/Ticker: R3/WOOOX; R6/WOOSX
What is the goal of the Fund?
The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R3	Class R6
Management Fees	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.45	0.14
Service Fees	0.25	NONE
Remainder of Other Expenses	0.20	0.14
Total Annual Fund Operating Expenses	1.25	0.69
Fee Waivers and/or Expense Reimbursements [1]	-0.16	-0.10
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.09	0.59
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.09% and 0.59% of the average daily net assets of Class R3 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R3 SHARES ($)	111	381	671	1,497
CLASS R6 SHARES ($)	60	211	374	849
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of small- to mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small- to mid-cap companies are generally considered to be those companies with market capitalizations similar to those within the universe of the Russell 2500® Index at the time of purchase. As of the reconstitution of the Russell 2500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.43 million to $29.86 billion. In implementing its main strategies, the Fund invests primarily in common stocks.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up investment process and seeks to invest in attractively valued companies with leading competitive positions and predictable and durable business models. It also seeks to invest the Fund’s assets in companies whose management has a successful track record of prudent capital allocation.
90  |  J.P. Morgan U.S. Equity Funds

As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in a company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at
November 1, 2025  |  91

JPMorgan SMID Cap Equity Fund (continued)
ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell 2500® Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 2500® Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. Effective 11/1/20, the Fund’s investment strategies changed. The Fund’s past performance may have been different if the Fund were managed using the current strategies. The performance for the Class R6 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to the inception of the classes. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares. The performance for the Class R3 Shares is based on the performance of the Class A Shares (which are not offered in this prospectus) prior to their inception. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have similar expenses to Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
92  |  J.P. Morgan U.S. Equity Funds

YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	2nd quarter, 2020	22.49%
Worst Quarter	1st quarter, 2020	-28.42%

The Fund’s year-to-date total return	through	9/30/25	was	(1.84)%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	10.99%	6.93%	6.87%
Return After Taxes on Distributions	10.65	4.81	4.49
Return After Taxes on Distributions and Sale of Fund Shares	6.72	4.92	4.82
CLASS R3 SHARES
Return Before Taxes	10.46	6.38	6.35
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL 2500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	12.00	8.77	8.85
After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Don San Jose	2020	Managing Director
Daniel J. Percella	2020	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R3 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  93

JPMorgan U.S. Equity Fund
Class/Ticker: R2/JUEZX; R3/JUEPX; R4/JUEQX; R5/JUSRX; R6/JUEMX
What is the goal of the Fund?
The Fund seeks to provide high total return from a portfolio of selected equity securities.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.31	0.31	0.31	0.16	0.06
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.06	0.06	0.06	0.06	0.06
Total Annual Fund Operating Expenses	1.21	0.96	0.71	0.56	0.46
Fee Waivers and/or Expense Reimburse- ments [1]	-0.02	-0.02	-0.02	-0.02	-0.02
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.19	0.94	0.69	0.54	0.44
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.19%, 0.94%, 0.69%, 0.54% and 0.44% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	121	382	663	1,464
CLASS R3 SHARES ($)	96	304	529	1,176
CLASS R4 SHARES ($)	70	225	393	881
CLASS R5 SHARES ($)	55	177	311	700
CLASS R6 SHARES ($)	45	146	256	577
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.
The Fund focuses on those equity securities that it considers attractively valued and seeks to outperform the Benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Fund seeks to produce returns that exceed those of the Benchmark.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the
94  |  J.P. Morgan U.S. Equity Funds

extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts that could trigger a rise in a stock’s price
●
high potential reward compared to potential risk
●
temporary mispricings caused by apparent market over-reactions.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depository receipts) are subject to additional risks, including political and economic risks, unstable
November 1, 2025  |  95

JPMorgan U.S. Equity Fund (continued)
governments, greater volatility, decreased market liquidity, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with
96  |  J.P. Morgan U.S. Equity Funds

investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the S&P 500 Index. The performance of Class R3 Shares is based on the performance of the Class A Shares (which are not offered in this prospectus) prior to their inception. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares. The performance of Class R4 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow
Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	2nd quarter, 2020	22.59%
Worst Quarter	1st quarter, 2020	-17.10%

The Fund’s year-to-date total return	through	9/30/25	was	13.97%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	24.12%	15.87%	13.43%
Return After Taxes on Distributions	22.08	14.03	11.39
Return After Taxes on Distributions and Sale of Fund Shares	15.26	12.28	10.40
CLASS R2 SHARES
Return Before Taxes	23.30	15.12	12.70
CLASS R3 SHARES
Return Before Taxes	23.66	15.40	12.99
CLASS R4 SHARES
Return Before Taxes	23.97	15.69	13.25
CLASS R6 SHARES
Return Before Taxes	24.21	15.97	13.53
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	14.53	13.10
November 1, 2025  |  97

JPMorgan U.S. Equity Fund (continued)
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Davis	2014	Managing Director
Shilpee Raina	2021	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
98  |  J.P. Morgan U.S. Equity Funds

JPMorgan U.S. GARP Equity Fund
Class/Ticker: R2/JIGZX; R5/JGIRX; R6/JGISX
What is the goal of the Fund?
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.39	0.20	0.10
Service Fees	0.25	0.10	NONE
Remainder of Other Expenses	0.14	0.10	0.10
Total Annual Fund Operat- ing Expenses	1.19	0.50	0.40
Fee Waivers and/or Expense Reimbursements [1]	-0.10	-0.06	-0.06
Total Annual Fund Operat- ing Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.09	0.44	0.34
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.09%, 0.44% and 0.34% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	111	368	645	1,434
CLASS R5 SHARES ($)	45	154	274	622
CLASS R6 SHARES ($)	35	122	218	499
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies located in the U.S. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with a market capitalization between $1 billion and $10 billion, at the time of purchase. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes are high quality growth companies that have strong fundamentals and are trading at what the adviser determines to be attractive valuations. Generally these will be equity securities of companies within the Russell 1000® Growth Index. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its
November 1, 2025  |  99

JPMorgan U.S. GARP Equity Fund (continued)
index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a bottom-up approach to stock selection, focusing on high quality growth companies that have strong fundamentals and are trading at what the adviser determines to be attractive valuations. The adviser’s determination of valuation is based on proprietary fundamental research and data analysis, including information about earnings and cash flow. Because the adviser’s approach to managing the Fund seeks to identify growth companies with reasonable valuations, it is generally characterized as GARP (Growth at a Reasonable Price).
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
100  |  J.P. Morgan U.S. Equity Funds

Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table
November 1, 2025  |  101

JPMorgan U.S. GARP Equity Fund (continued)
compares the Fund’s performance to the performance of the Russell 1000® Index and Russell 1000® Growth Index. The Russell 1000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 1000® Growth Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown for Class R5 Shares because Class R6 Shares have different expenses than Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	2nd quarter, 2020	24.83%
Worst Quarter	2nd quarter, 2022	-19.97%

The Fund’s year-to-date total return	through	9/30/25	was	18.47%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	32.73%	18.11%	15.19%
Return After Taxes on Distributions	30.74	15.64	13.27
Return After Taxes on Distributions and Sale of Fund Shares	20.38	13.90	12.10
CLASS R2 SHARES
Return Before Taxes	31.87	17.35	14.43
CLASS R6 SHARES
Return Before Taxes	32.87	18.23	15.29
RUSSELL 1000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	24.51	14.28	12.87
RUSSELL 1000 GROWTH INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	33.36	18.96	16.78
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Stern	2019	Executive Director
Wonseok Choi	2019	Managing Director
Lei (Grace) Liu	2023	Vice President
Ellen Sun	2023	Vice President
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
102  |  J.P. Morgan U.S. Equity Funds

There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  103

JPMorgan U.S. Large Cap Core Plus Fund
Class/Ticker: R2/JLPZX; R5/JCPRX; R6/JLPYX
What is the goal of the Fund?
The Fund seeks to provide a high total return from a portfolio of selected equity securities.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	1.05	0.89	0.78
Dividend and Interest Expense on Short Sales	0.69	0.69	0.69
Service Fees	0.25	0.10	NONE
Remainder of Other Expenses	0.11	0.10	0.09
Total Annual Fund Operat- ing Expenses	2.20	1.54	1.43
Fee Waivers and/or Expense Reimbursements [1]	-0.11	-0.10	-0.09
Total Annual Fund Operat- ing Expenses after Fee Waivers and/or Expense Reimbursements [1]	2.09	1.44	1.34
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.40%, 0.75% and 0.65% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	212	678	1,170	2,525
CLASS R5 SHARES ($)	147	477	830	1,826
CLASS R6 SHARES ($)	136	444	773	1,705
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 100% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion.
“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in expectation of purchasing the same
104  |  J.P. Morgan U.S. Equity Funds

security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. The Fund may also periodically short index futures in order to hedge its market exposure in instances when it is not preferable to enter into short positions on particular securities in the amount desired.
The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund currently intends to use swaps (including equity swaps) to establish its short equity positions, if any. The Fund may also use swaps to establish long equity positions, without owning or taking physical custody of securities. The payments received by the Fund under such swaps may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors. The Fund may also use futures contracts to more effectively gain targeted equity exposure from its cash positions.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:
●
catalysts that could trigger a rise in a stock’s price
●
high potential reward compared to potential risk
●
temporary mispricings caused by apparent market overreactions.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt
November 1, 2025  |  105

JPMorgan U.S. Large Cap Core Plus Fund (continued)
crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Short Selling Risk. The Fund will incur a loss as a result of a short sale or other short equity position if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security or is required to pay under the swap agreement. In addition, when the Fund engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction or other short equity position. Short sales or other short equity positions are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.
Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Fund may use swaps to establish both long and short positions in order to gain the desired exposure. Because certain swap agreements are not cleared and exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Derivatives Risk. Derivatives, including swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depository receipts) are subject to additional risks, including political and economic risks, unstable governments, greater volatility, decreased market liquidity, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
106  |  J.P. Morgan U.S. Equity Funds

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for securities held long (or appreciating prices of securities held short). Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the S&P 500 Index. The performance in the table for Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of the Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown for Class R5 Shares because Class R6 Shares have different expenses than Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC,
November 1, 2025  |  107

JPMorgan U.S. Large Cap Core Plus Fund (continued)
Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	2nd quarter, 2020	23.34%
Worst Quarter	1st quarter, 2020	-17.75%

The Fund’s year-to-date total return	through	9/30/25	was	11.96%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	28.90%	17.34%	13.62%
Return After Taxes on Distributions	27.14	12.54	9.64
Return After Taxes on Distributions and Sale of Fund Shares	18.45	12.78	9.95
CLASS R2 SHARES
Return Before Taxes	28.11	16.58	12.87
CLASS R6 SHARES
Return Before Taxes	29.03	17.46	13.70
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	14.53	13.10
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Susan Bao	2005	Managing Director
Steven G. Lee*	2020	Managing Director
Timothy Woodhouse	2025	Managing Director
Andrew Stern	2025	Executive Director
*Mr. Lee has announced his retirement from the adviser during the third quarter of 2026. Mr. Lee will continue to serve on the portfolio management team of the Fund until his retirement, and upon his retirement the current portfolio managers, Ms. Bao, Mr. Woodhouse and Mr. Stern will continue to be responsible for the day-to-day management of the Fund.
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may
108  |  J.P. Morgan U.S. Equity Funds

create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  109

JPMorgan U.S. Research Enhanced Equity Fund
Class/Ticker: R6/JDEUX
What is the goal of the Fund?
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.08
Service Fees	NONE
Remainder of Other Expenses	0.08
Total Annual Fund Operating Expenses	0.33
Fee Waivers and/or Expense Reimbursements [1]	-0.08
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.25
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.25% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	26	98	177	410
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies in the S&P 500 Index (which includes both large cap and mid cap companies). The Fund may also invest in securities not included within the S&P 500 Index. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with a modest level of volatility.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
110  |  J.P. Morgan U.S. Equity Funds

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis.
Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio relative to the S&P 500 Index
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions
The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.
The Fund’s Main Investment Risks
The Fund is subject to management risk, and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not
November 1, 2025  |  111

JPMorgan U.S. Research Enhanced Equity Fund (continued)
perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the S&P 500 Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
112  |  J.P. Morgan U.S. Equity Funds

YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	2nd quarter, 2020	21.99%
Worst Quarter	1st quarter, 2020	-19.41%

The Fund’s year-to-date total return	through	9/30/25	was	13.72%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	24.77%	15.66%	12.90%
Return After Taxes on Distributions	22.82	14.09	11.21
Return After Taxes on Distributions and Sale of Fund Shares	15.69	12.24	10.11
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	14.53	13.10
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Raffaele Zingone	2002	Managing Director
Timothy Snyder	2016	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  113

JPMorgan U.S. Small Company Fund
Class/Ticker: R2/JSCZX; R3/JUSPX; R4/JUSQX; R5/JUSYX; R6/JUSMX
What is the goal of the Fund?
The Fund seeks to provide high total return from a portfolio of small company stocks.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.38	0.37	0.37	0.21	0.12
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.13	0.12	0.12	0.11	0.12
Total Annual Fund Operating Expenses	1.48	1.22	0.97	0.81	0.72
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	151	468	808	1,768
CLASS R3 SHARES ($)	124	387	670	1,477
CLASS R4 SHARES ($)	99	309	536	1,190
CLASS R5 SHARES ($)	83	259	450	1,002
CLASS R6 SHARES ($)	74	230	401	894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.43 million to $21.30 billion. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Investment Process: In managing the Fund, the adviser employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively
114  |  J.P. Morgan U.S. Equity Funds

impacted by such factors. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to
November 1, 2025  |  115

JPMorgan U.S. Small Company Fund (continued)
shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell 2000® Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 2000® Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance of the Class R5 Shares is based on the performance of the Fund’s Class L Shares (which are not offered in this prospectus) prior to the inception of the Class R5 Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns for Class R3 Shares would have been similar to those shown as Class R3 Shares have similar expenses to Class A Shares. The performance in the table of the Class R4 Shares is based on the performance of the Fund’s Class I Shares (which are not offered in this prospectus) prior to the inception of the Class R4 Shares. The actual returns for Class R4 Shares would have been similar to those shown as Class R4 Shares has similar expenses to Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
116  |  J.P. Morgan U.S. Equity Funds

Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	4th quarter, 2020	29.46%
Worst Quarter	1st quarter, 2020	-30.61%

The Fund’s year-to-date total return	through	9/30/25	was	7.66%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	11.78%	9.19%	7.87%
Return After Taxes on Distributions	9.81	6.80	6.00
Return After Taxes on Distributions and Sale of Fund Shares	8.51	6.78	5.87
CLASS R2 SHARES
Return Before Taxes	10.99	8.36	7.05
CLASS R3 SHARES
Return Before Taxes	11.21	8.64	7.33
CLASS R4 SHARES
Return Before Taxes	11.57	8.91	7.59
CLASS R5 SHARES
Return Before Taxes	11.69	9.08	7.76
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL 2000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	11.54	7.40	7.82
After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Phillip D. Hart	2010	Managing Director
Wonseok Choi	2019	Managing Director
Akash Gupta	2019	Executive Director
Robert A. Ippolito	2022	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
November 1, 2025  |  117

JPMorgan U.S. Small Company Fund (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
118  |  J.P. Morgan U.S. Equity Funds

JPMorgan U.S. Sustainable Leaders Fund
Class/Ticker: R6/JIIGX
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.30%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.17
Service Fees	NONE
Remainder of Other Expenses	0.17
Total Annual Fund Operating Expenses	0.47
Fee Waivers and/or Expense Reimbursements [1]	-0.13
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.34
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.34% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	35	138	250	579
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
What are the Fund’s main investment strategies?
In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, are sustainable leaders based on its sustainability criteria, and have high quality, durable franchises which the adviser believes are attractively valued. The adviser’s sustainability criteria are based on a proprietary scoring methodology, which includes an assessment of environmental, social and corporate governance (ESG) characteristics, qualitative factors, and the adviser’s subjective judgment as to which companies are sustainable leaders. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering these sustainability and financial characteristics.
The Fund defines ESG characteristics as follows:
●
Environmental — companies that actively strive to reduce the negative impact of their business operations on the environment. In this context, the adviser analyzes factors such as the company’s likely impact on climate change, natural resource use, pollution and the use of clean technology
●
Social — companies that consider the social impact of their business internally and externally. In this context, the adviser reviews considerations such as worker safety, product safety and integrity, healthier products, impact on the community and human rights
●
Governance — companies that embrace corporate governance principles. In reviewing governance characteristics, the adviser considers issues such as board accountability and diversity, shareholder rights, executive compensation, business ethics and government and public policy
The Fund primarily invests in large-cap and mid-cap common stocks, and under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of U.S.
November 1, 2025  |  119

JPMorgan U.S. Sustainable Leaders Fund (continued)
companies meeting the adviser’s sustainability criteria. “Assets” means net assets, plus the amount of any borrowings for investment purposes. Because investing on the basis of sustainability/ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the adviser will align with the beliefs or values of a particular investor.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure while maintaining a cash balance for liquidity.
An issuer of a security will be deemed to be located in the U.S. if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the U.S.
Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a fundamental, bottom-up approach to stock selection, constructing portfolios based on company financials, data analysis and proprietary research.
In choosing securities to purchase, the adviser evaluates and internally ranks companies to identify those companies that, in the adviser’s view, are sustainable leaders and have high quality, durable franchises, which the adviser believes are attractively valued. The adviser assesses sustainability based on fundamental analysis using a wide set of data inputs which may include proprietary research, information self-reported by companies, and third-party data. The adviser may vary the importance of particular ESG and investment characteristics by industry because, in the adviser’s judgment, certain characteristics are more relevant for certain industries. For example, an environmental characteristic, such as land use, may be more relevant for energy companies than for technology companies. In addition, the Fund seeks to avoid investing in companies that the adviser has determined, based on its exclusionary criteria, to be significantly involved in certain business activities or industries, including the production of tobacco, controversial weapons, traditional weapons, thermal coal, adult entertainment and gambling products and services, or to be violating certain norms-based criteria (for example, UN Global Compact violators). This exclusionary criteria relies on multiple data inputs, including information from third-party providers who identify an issuer’s participation in, or the revenue which they derive from, activities that are inconsistent with values- and norms-based screens. The adviser may modify the exclusionary criteria without notice to shareholders to, among other things, modify the data inputs, change third-party data providers, or add or remove certain business activities or industries from the screening process.
The Fund has flexibility to focus in various industries or sectors based on the adviser’s analysis of market opportunities at a particular time.
The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively
120  |  J.P. Morgan U.S. Equity Funds

affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Sustainability (ESG) Strategy Risk. The Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG policy, including the exclusion of securities of companies in certain business activities or industries, may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG policy, and identified as sustainable leaders by the adviser, do not operate as expected when addressing ESG issues. The adviser assesses sustainability using a wide set of data inputs, combined with fundamental analysis. While the adviser looks to data inputs that it believes to be reliable, the adviser cannot guarantee the accuracy of third party data. Under the adviser’s investment process, data inputs may include information self-reported by companies and third party providers that may be based on criteria that differs significantly from the criteria used by the adviser to evaluate sustainability. In addition, the criteria used by third-party providers can differ significantly, and data can vary across providers and within the same industry for the same provider. Moreover, there are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (primarily mid cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the
November 1, 2025  |  121

JPMorgan U.S. Sustainable Leaders Fund (continued)
financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. the bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the
S&P 500 Index. The performance for the Class R6 Shares are based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class I Shares. Effective 11/1/16 and subsequently effective 8/17/20, the Fund changed its investment strategies and certain investment policies. In view of these changes, the Fund’s performance record prior to these periods might be less pertinent for investors considering whether to purchase shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	2nd quarter, 2020	20.49%
Worst Quarter	1st quarter, 2020	-17.65%
122  |  J.P. Morgan U.S. Equity Funds

The Fund’s year-to-date total return	through	9/30/25	was	11.70%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	25.65%	14.28%	12.45%
Return After Taxes on Distributions	25.41	13.75	11.52
Return After Taxes on Distributions and Sale of Fund Shares	15.35	11.35	10.02
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	14.53	13.10
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
David Small	2024	Managing Director
Danielle Hines	2024	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
November 1, 2025  |  123

JPMorgan U.S. Value Fund
Class/Ticker: R2/VGRTX; R3/JGAVX; R4/JGRUX; R5/VGIFX; R6/VGINX
What is the goal of the Fund?
The Fund seeks to provide capital growth over the long-term.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.34	0.34	0.34	0.19	0.09
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.09	0.09	0.09	0.09	0.09
Total Annual Fund Operating Expenses	1.24	0.99	0.74	0.59	0.49
Fee Waivers and/or Expense Reimburse- ments [1]	-0.05	-0.05	-0.05	-0.05	-0.05
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.19	0.94	0.69	0.54	0.44
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.19%, 0.94%, 0.69%, 0.54% and 0.44% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	121	388	676	1,496
CLASS R3 SHARES ($)	96	310	542	1,208
CLASS R4 SHARES ($)	70	232	407	914
CLASS R5 SHARES ($)	55	184	324	733
CLASS R6 SHARES ($)	45	152	269	611
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its Assets in common stocks issued by U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s adviser applies an active equity management style focused on identifying attractively valued securities given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index (which includes both large cap and mid cap companies). As of the reconstitution of the Russell 1000 Value Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $97.79 million to $925.41 billion.
While common stocks are the Fund’s primary investment, the Fund may also invest significantly in real estate investment trusts (REITs) and depositary receipts. Depositary receipts are
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financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
An issuer of a security will be deemed to be located in the U.S. if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the U.S.
Investment Process: In managing the Fund, the adviser will emphasize companies which it believes are leaders within their sectors. The adviser will also emphasize companies it believes have attractive valuations and low price-to-cash flow ratios. Some but not all of the companies may regularly pay dividends. The adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser's analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research. The adviser looks for attractively valued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Value Strategy Risk. An attractively valued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in
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JPMorgan U.S. Value Fund (continued)
larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depository receipts) are subject to additional risks, including political and economic risks, unstable governments, greater volatility, decreased market liquidity, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the
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financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 1000® Index and Russell 1000® Value Index. The Russell 1000® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 1000® Value Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for the Class R4, Class R5 and Class R6 Shares are based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares. The performance in the table for Class R2 and Class R3 Shares are based on the performance of Class A Shares (which are not offered in this prospectus) prior to their inception. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	2nd quarter, 2020	15.90%
Worst Quarter	1st quarter, 2020	-26.09%

The Fund’s year-to-date total return	through	9/30/25	was	9.60%	.
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JPMorgan U.S. Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	14.95%	10.45%	9.99%
Return After Taxes on Distributions	14.19	9.81	8.95
Return After Taxes on Distributions and Sale of Fund Shares	9.39	8.19	7.87
CLASS R2 SHARES
Return Before Taxes	14.21	9.74	9.31
CLASS R3 SHARES
Return Before Taxes	14.50	10.01	9.56
CLASS R4 SHARES
Return Before Taxes	14.80	10.29	9.83
CLASS R6 SHARES
Return Before Taxes	15.07	10.56	10.08
RUSSELL 1000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	24.51	14.28	12.87
RUSSELL 1000 VALUE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	14.37	8.69	8.49
After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Brandon	2019	Managing Director
David Silberman	2019	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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JPMorgan Value Advantage Fund
Class/Ticker: R2/JGAQX; R3/JVAPX; R4/JVAQX; R5/JVARX; R6/JVAYX
What is the goal of the Fund?
The Fund seeks to provide long-term total return from a combination of income and capital gains.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.42	0.41	0.36	0.20	0.10
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.17	0.16	0.11	0.10	0.10
Total Annual Fund Operating Expenses	1.42	1.16	0.86	0.70	0.60
Fee Waivers and/or Expense Reimburse- ments [1]	-0.17	-0.16	-0.11	-0.10	-0.10
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	1.25	1.00	0.75	0.60	0.50
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.25%, 1.00%, 0.75%, 0.60% and 0.50% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	127	433	760	1,687
CLASS R3 SHARES ($)	102	353	623	1,395
CLASS R4 SHARES ($)	77	263	466	1,051
CLASS R5 SHARES ($)	61	214	380	861
CLASS R6 SHARES ($)	51	182	325	740
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund will invest primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary fundamental analysis. The adviser’s aim is to identify attractively valued companies that have the potential to grow their intrinsic values per share and to purchase these
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JPMorgan Value Advantage Fund (continued)
companies at a discount. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the
130  |  J.P. Morgan U.S. Equity Funds

Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 3000® Index and Russell 3000® Value Index. The Russell 3000® Index serves as the Fund’s regulatory index and provides
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JPMorgan Value Advantage Fund (continued)
a broad measure of market performance. The Russell 3000® Value Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The performance for the Class R3 Shares is based on the performance of the Class A Shares (which are not offered in this prospectus) prior to the inception of Class R3 Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. The performance for the Class R4 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to the inception of Class R4 Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. The performance for the Class R5 and Class R6 Shares is based on the performance of the Class L Shares (which are not offered in this prospectus) prior to the inception of Class R5 and Class R6 Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares. The performance for the Class R2 Shares is based on the performance of the Class A Shares prior to the inception of Class R2 Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	4th quarter, 2020	19.90%
Worst Quarter	1st quarter, 2020	-30.39%

The Fund’s year-to-date total return	through	9/30/25	was	6.85%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	16.89%	9.49%	8.85%
Return After Taxes on Distributions	14.19	7.19	7.27
Return After Taxes on Distributions and Sale of Fund Shares	11.98	7.17	6.91
CLASS R2 SHARES
Return Before Taxes	16.01	8.67	8.04
CLASS R3 SHARES
Return Before Taxes	16.30	8.95	8.31
CLASS R4 SHARES
Return Before Taxes	16.56	9.21	8.58
CLASS R5 SHARES
Return Before Taxes	16.75	9.38	8.76
RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	23.81	13.86	12.55
RUSSELL 3000 VALUE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	13.98	8.60	8.40
After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax
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returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2024	Managing Director
Graham Spence	2020	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More About the Funds
Additional Information About the Funds’ Investment Strategies
Each of the Funds
Each Fund (except for Diversified Fund) will invest primarily in equity securities as described below. Each Fund invests in common stock as a main strategy. Although not a main strategy, a Fund’s investment in equity securities may also include:
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preferred securities
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convertible securities
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trust or partnership interests
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warrants and rights to buy common stock
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equity securities purchased in initial public offerings
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master limited partnerships.
All of these securities may be included as equity securities for the purpose of calculating a Fund’s 80% policy.
The following investments may be part of a Fund’s main investment strategies:
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real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate
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foreign securities, often in the form of depositary receipts
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derivatives, including futures contracts, options (including options on futures) and swaps. In connection with its main investment strategies, a Fund may use futures to more effectively gain targeted equity exposure from its cash position. Each Fund is also permitted to use derivatives such as futures, options (including options on futures) and swaps in order to hedge various investments, for risk management and, with respect to the Diversified Fund and Equity Premium Income Fund, to opportunistically enhance the Fund’s returns. Under certain market conditions, a Fund’s use of derivatives for cash management or other investment management purposes could be significant.
Although not main strategies, the Funds may also utilize the following, some of which may be equity securities:
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other investment companies
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exchange-traded funds (ETFs)
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affiliated money market funds
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securities lending.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Funds will provide shareholders with at least 60 days’ prior notice of any change in their 80% investment policies as described below.
The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.
The name, investment objective and policies of a Fund may be similar to other funds advised by the adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its shares than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant redemptions, or invest a comparatively large amount of cash to facilitate purchases, in each case when a fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and a fund redeems shares for cash, or otherwise cause a fund to
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perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the
Fund. The investment objectives for Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap
Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and SMID Cap Equity Fund are fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund.

Securities Lending. Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. The Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates and from which the adviser or its affiliates may receive fees. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of a Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus.
Diversified Fund
Drawing on a variety of analytical tools, the Fund’s adviser typically seeks to invest the Fund’s assets among various types of asset classes based on the following allocations:
●
35%–80% equity securities
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15%–65% fixed income securities
●
0%–10% convertible securities
The Fund invests in separate underlying strategies by investing directly in individual securities, in other mutual funds and exchange traded funds (ETFs) within the same group of investment companies (J.P. Morgan Funds), and for the limited purposes described below, in passive ETFs that are managed by unaffiliated investment advisers (unaffiliated passive ETFs) (together with J.P. Morgan Funds, underlying funds), across asset classes, including: U.S. equity and developed international equity across market capitalizations, emerging markets equity, domestic and foreign fixed income, high yield fixed income, emerging markets debt, and real estate investment trusts (REITs). A passive ETF is a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, markets, factors, regions or industries.
The adviser may periodically increase or decrease the Fund’s actual asset allocations according to the relative attractiveness of each asset class.
Within its equity allocations, the Fund primarily invests in the common stock of U.S. and foreign companies, REITs, and underlying funds. In this context, an underlying fund will be considered an equity fund if its prospectus discloses that the fund invests primarily in equity securities, including REITs.
Within its fixed income allocations, the Fund primarily invests in corporate bonds, asset-backed, mortgage- related and mortgage-backed securities, U.S. and foreign government securities, loan assignments and participations (Loans) and commitments to purchase loan assignments, emerging market debt and underlying funds. In this context, an underlying fund will be considered a fixed income fund if its prospectus discloses that the fund invests primarily in fixed income securities.
The Fund may invest in fixed income securities of any credit quality but may only invest up to 25% of its total assets in certain below investment grade securities (also known as high yield securities or junk bonds). This limit on below investment grade securities will include all investments held either directly by the Fund or in underlying funds held by the Fund which invest primarily in below investment grade securities (as disclosed in the underlying fund’s prospectus). In addition, the Fund may invest in underlying funds that may invest in fixed income securities of various credit qualities, including at times below investment grade securities, in order to expose the Fund to certain asset classes, such as emerging market debt. The remainder of the fixed income allocation will be
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More About the Funds (continued)
invested directly in securities that, at the time of purchase are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser to be of comparable quality. The Fund may invest in fixed income securities of any average weighted maturity or duration.
The Fund may invest up to 30% of its total assets in shares of equity or fixed income underlying funds in order to expose the Fund to certain asset classes. To the extent the Fund invests in underlying funds, the adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. For actively-managed underlying funds, the adviser limits its selection to J.P. Morgan Funds. For passive ETFs, the adviser expects to invest in affiliated ETFs that are J.P. Morgan Funds (J.P. Morgan ETFs), unless the adviser determines the investment is not available. To the extent the adviser determines in its sole discretion that an investment in a passive J.P. Morgan ETF is not available, only then will the adviser consider an unaffiliated passive ETF. In addition, the Fund may seek to gain passive exposure to one or more markets by investing directly in the securities underlying a particular index. The Fund may also invest up to 10% of its assets in convertible securities.
In addition to investments in underlying funds and direct investments in securities, the Fund may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s returns. The Fund may use futures contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may utilize exchange traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. The Fund may invest in securities denominated in any currency. The Fund may also utilize foreign currency derivatives such as forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar, as well as to gain exposure to certain currencies.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including in connection with segregation for derivatives transactions, as collateral for derivatives transactions or for temporary defensive purposes.
The adviser establishes the strategic and tactical allocation for the Fund and makes the day-to-day decisions concerning strategies and overall construction of the Fund. As attractive investments arise across asset classes and strategies, the adviser attempts to capture these opportunities by allocating the Fund’s assets among strategies and asset classes within pre-defined ranges.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of this analysis, the adviser will also consider the risks presented by certain ESG factors. Specifically, the adviser will assess how ESG risks are considered within an active underlying fund’s/manager’s investment process and how the active underlying fund/manager defines and mitigates financially material ESG risks. Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Fund while the Fund may divest or not invest in underlying funds and securities of issuers that do not present such risks. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Funds are not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
Investment decisions within strategies and asset classes are implemented either by the portfolio managers of the Fund’s underlying strategies who select individual securities for the Fund or with the Fund’s purchase of underlying funds.
The frequency with which the Fund buys and sells underlying investments will vary from year to year, depending on, but not limited to: market conditions, performance of the underlying investments, and changes in the adviser’s investment views.
Additional Investment Strategies
Although not part of its principal investment strategy, the Fund may invest in structured investments, including equity-linked notes (ELNs). Structured investments are securities having a return tied to an underlying index or other security or asset class. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN.
The Fund is exposed to the risks summarized in “More About the Funds” through both its direct investments and its investments in underlying Funds.
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Equity Income Fund
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred securities convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: The Fund employs a fundamental bottom-up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the Fund’s adviser believes to be their long-term investment value. The adviser seeks to invest in attractively valued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Equity Index Fund
The Fund invests in stocks included in the S&P 500 Index1 and also may invest in stock index futures. The Fund’s adviser attempts to track the aggregate price and dividend performance of securities in the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the index without taking into account the Fund’s expenses. Perfect correlation would be 1.00.
The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. The Fund may acquire, hold and dispose of the common stock of JPMorgan Chase & Co. for the sole purpose of maintaining conformity with the S&P 500 Index on which the Fund is based and measured. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

1
“S&P 500” is a registered service mark of S&P Global Ratings, which does not sponsor and is in no way affiliated with the Fund.
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More About the Funds (continued)
Equity Premium Income Fund
The investment objective of the Fund is to seek current income while maintaining prospects for capital appreciation. The Fund seeks to achieve this objective by (1) creating an actively managed portfolio of equity securities comprised significantly of those included in the Fund’s primary benchmark, the Standard & Poor’s Total Return Index (S&P 500 Index) and (2) through ELNs, selling call options with exposure to the S&P 500. The resulting Fund is designed to provide investors with performance that captures a majority of the returns associated with the S&P 500 Index, while exposing investors to lower volatility than the S&P 500 Index and also providing incremental income. The Fund is managed in a way that seeks, under normal circumstances, to provide monthly distributions at a relatively stable level. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. In calculating the Fund’s 80% Policy, the Fund’s equity investments will include common stocks and ELNs, as well as other equity securities.
In implementing the Fund’s strategy, the Fund invests significantly in the equity securities of companies included in the S&P 500 Index (which includes both large cap and mid cap companies). The Fund may also invest in other equity securities not included in the S&P 500 Index. The Fund may receive income to the extent it invests in equity securities of corporations that pay dividends; however securities are not selected based on anticipated dividend payments.
The Fund seeks a lower volatility level than the S&P 500 Index. Volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns. If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the S&P 500 Index over a full market cycle (typically, a 3-5 year time horizon).
In order to generate income, the Fund may invest up to 20% of its net assets in ELNs. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN. ELNs in which the Fund invests are derivative instruments that are specially designed to combine the economic characteristics of the S&P 500 Index and written call options in a single note form and are not traded on an exchange. The options underlying the ELNs will be based on the Benchmark or on exchange-traded funds (ETFs) that replicate the S&P 500 Index. Selling a call option entitles the seller to a premium equal to the value of the option at the time of trade. The ELNs owned by the Fund are structured to use a covered call strategy and have short call positions embedded within them. When the Fund purchases the ELN from the issuing counterparty, the Fund is entitled to the premium generated by the short call position within the ELN. Therefore, the ELNs provide recurring cash flow to the Fund based on the premiums received from selling the call options and are an important source of the Fund’s return. When the Fund sells call options within an ELN, it receives a premium but limits its opportunity to profit from an increase in the market value of either the underlying benchmark or ETF to the exercise price (plus the premium received). The maximum potential gain on an underlying instrument will be equal to the difference between the exercise price and the purchase price of the underlying benchmark or ETF at the time the option is written, plus the premium received. Investing in ELNs may also reduce the Fund’s volatility because the income from the ELNs would reduce potential losses incurred by the Fund’s equity portfolio. The ELNs are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns.
Investment Process: In managing the equity portion of the Fund’s portfolio the adviser employs a three-step process that combines research, valuation and stock selection. The research findings allow the adviser to rank companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The adviser’s valuation rankings are produced with the help of a variety of models that quantify the research team’s findings. After company securities are ranked, the adviser seeks to create a portfolio with a lower volatility level than the S&P 500 Index. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The Fund buys and sells securities (stock selection) in accordance with its investment policies, using the research and valuation rankings as a basis. In general, the adviser selects securities that are identified as attractive and considers selling them when they appear less attractive. Along with attractive valuation, the adviser often considers a number of other criteria including:
●
catalysts that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio
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●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by market overreactions
Additional Investment Strategies
The Fund may also seek to enhance income and reduce volatility by writing exchange-traded call options. The options may be traded based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index.
Writing call options may reduce the Fund’s volatility because the premiums received from selling options will reduce some losses on the underlying securities. The call options also provide recurring cash flow and are a source of the Fund’s return. However, they also reduce the Fund’s ability to fully profit from increases in the value of its equity portfolio.
The Fund may also use futures contracts, ETFs and/or exchange-traded index options to gain targeted equity exposure from its cash positions. The use of these instruments will allow the Fund to gain equity exposure in a more liquid manner than buying equity securities directly.
The Fund may invest in ETFs and/or affiliated money market funds. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.
The Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.
The Fund may utilize these investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Fund, it is summarized in the Fund’s Risk/Return Summary.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy as described in the Fund’s Risk/Return Summary.
Growth Advantage Fund
The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: The Fund invests in companies that the adviser believes have strong earnings growth potential. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions that can achieve sustainable growth. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
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More About the Funds (continued)
Hedged Equity Fund
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund invests in equity securities, which primarily consist of common stocks of large cap U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The Fund typically constructs the Put/Spread Collar by buying a put option on S&P 500 Index exposure. The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index, the Fund’s benchmark (the Benchmark), with lower volatility than traditional long-only equity strategies.
The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The put option spread is generally maintained at a level intended to reduce the Fund's exposure to a market decline by offsetting losses resulting from a decrease in the market. As a result of writing call options to offset the costs associated with the put option spread, some upside may be foregone in certain market environments.
The quarterly hedge periods are based on returns from the first business day of January through the last business day of March; the first business day of April through the last business day of June; the first business day of July through the last business day of September; and the first business day of October through the last business day of December.
The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the Benchmark. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion. The Fund may also invest in equity securities of U.S. mid cap companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to those of the broad U.S. large cap market. Sector by sector, the Fund’s weightings are similar to those of the broad U.S. large cap market. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing index call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the options also reduces the Fund’s ability to profit from increases in the value of its equity portfolio because in rising markets the call option will be exercised once the market price rises to the option’s strike price. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period. Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.
In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.
140  |  J.P. Morgan U.S. Equity Funds

The Fund is also permitted to use other derivatives such as futures, options and swaps in order to hedge various investments and for risk management. Under certain market conditions, the Fund's use of other derivatives for cash management or other investment management purposes could be significant.
Investment Process —Equity Portfolio: With respect to the investment of the equity portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio relative to the S&P 500 Index
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions.
Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The put option spread is generally maintained at a level intended to protect the Fund from a decrease in the market of 5% to 20%, with potential upside generally capped at 3.5-5.5%. The upside cap could be more or less depending on market conditions. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.
Hedged Equity 2 Fund
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund invests in equity securities, which primarily consist of common stocks of large cap U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The Fund typically constructs the Put/Spread Collar by buying a put option on S&P 500 Index exposure. The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index, the Fund’s benchmark (the Benchmark), with lower volatility than traditional long-only equity strategies.
The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The put option spread is generally maintained at a level intended to reduce the Fund’s exposure to a market decline by offsetting losses resulting from a decrease in the market. As a result of writing call options to offset the costs associated with the put option spread, some upside may be foregone in certain market
November 1, 2025  |  141

More About the Funds (continued)
environments. The quarterly hedge periods are based on returns from the first business day of February through the last business day of April; the first business day of May through the last business day of July; the first business day of August through the last business day of October; and the first business day of November through the last business day of January of the following calendar year.
The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the Benchmark. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion. The Fund may also invest in equity securities of U.S. mid cap companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to those of the broad U.S. large cap market. Sector by sector, the Fund’s weightings are similar to those of the broad U.S. large cap market. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.
The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing index call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the options also reduces the Fund’s ability to profit from increases in the value of its equity portfolio because in rising markets the call option will be exercised once the market price rises to the option’s strike price. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period. Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.
In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.
The Fund is also permitted to use other derivatives such as futures, options and swaps in order to hedge various investments and for risk management. Under certain market conditions, the Fund’s use of other derivatives for cash management or other investment management purposes could be significant.
Investment Process —Equity Portfolio: With respect to the investment of the equity portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
142  |  J.P. Morgan U.S. Equity Funds

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio relative to the S&P 500 Index
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions
Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The put option spread is generally maintained at a level intended to protect the Fund from a decrease in the market of 5% to 20%, with potential upside generally capped at 3.5-5.5%. The upside cap could be more or less depending on market conditions. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.
Hedged Equity 3 Fund
The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund invests in equity securities, which primarily consist of common stocks of large cap U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The Fund typically constructs the Put/Spread Collar by buying a put option on S&P 500 Index exposure. The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index, the Fund’s benchmark (the Benchmark), with lower volatility than traditional long-only equity strategies.
The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The put option spread is generally maintained at a level intended to reduce the Fund’s exposure to a market decline by offsetting losses resulting from a decrease in the market. As a result of writing call options to offset the costs associated with the put option spread, some upside may be foregone in certain market environments. The quarterly hedge periods are based on returns from the first business day of March through the last business day of May; the first business day of June through the last business day of August; the first business day of September through the last business day of November; and the first business day of December through the last business day of February of the following calendar year.
The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the Benchmark. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion. The Fund may also invest in equity securities of U.S. mid cap companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to those of the broad U.S. large cap market. Sector by sector, the Fund’s weightings are similar to those of the broad U.S. large cap market. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.
The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread,
November 1, 2025  |  143

More About the Funds (continued)
however, is limited as compared to just owning a put option. The premiums received from writing index call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the options also reduces the Fund’s ability to profit from increases in the value of its equity portfolio because in rising markets the call option will be exercised once the market price rises to the option’s strike price. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs. The Fund’s investment strategies may not always provide greater market protection than other equity investments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of selling call options to offset the costs associated with the options overlay strategy, some upside may be foregone in certain market environments.
While the Fund will not generally invest directly in ETFs, there may be times when it will purchase shares or receive shares of S&P 500 ETFs in order to settle its options positions. The adviser will not normally maintain such positions for an extended period. Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.
In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.
The Fund is also permitted to use other derivatives such as futures, options and swaps in order to hedge various investments and for risk management. Under certain market conditions, the Fund’s use of other derivatives for cash management or other investment management purposes could be significant.
Investment Process —Equity Portfolio: With respect to the investment of the equity portfolio, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price
●
impact on the overall risk of the portfolio relative to the S&P 500 Index
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions
Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The put option spread is generally maintained at a level intended to protect the Fund from a decrease in the market of 5% to 20%, with potential upside generally capped at 3.5-5.5%. The upside cap could be more or less depending on market conditions. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.
144  |  J.P. Morgan U.S. Equity Funds

Large Cap Growth Fund
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the reconstitution of the Russell 1000 Growth Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $27.30 million to $4.25 trillion. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach (focusing on the characteristics of individual securities) that seeks to identify companies with positive price momentum and attractive fundamentals. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Large Cap Value Fund
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred securities which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of the reconstitution of the Russell 1000 Value Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $97.79 million to $925.41 billion.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, attractively valued when purchased and which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular,
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More About the Funds (continued)
ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractively valued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts that could trigger a rise in a stock’s price
●
high potential reward compared to potential risk
●
temporary mispricings caused by market overreactions.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
Mid Cap Equity Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index at the time of purchase. As of the reconstitution of the Russell Midcap Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $124.01 million to $105.75 billion. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the portfolio management team employs an investment process that seeks to identify both growth and value securities for the Fund. The team seeks to identify companies with leading competitive positions, talented management teams and durable business models. In addition, the team will invest in companies that it believes either have the capacity to achieve a sustainable level of above average growth or have sustainable free cash flow generation with management committed to increasing shareholder value. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Mid Cap Growth Fund
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred securities that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap®Growth Index at the time of purchase. As of the reconstitution of the Russell Midcap Growth Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $26.21 million to $84.46 billion.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions that can achieve sustainable
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growth. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Mid Cap Value Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index at the time of purchase. As of the reconstitution of the Russell Midcap Value Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $97.79 million to $91.60 billion. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be attractively valued and have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Small Cap Blend Fund
The Fund is a small cap equity portfolio which is normally managed as a core portfolio, but which has the ability to proactively invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser. The portfolio managers will consider various factors when making overall allocation decisions for the Fund, including the relative attractiveness of growth and value securities and the relative valuations and fundamentals of companies in the small cap growth and value universes. Based on these considerations, the size of the allocation of the Fund to either growth or value securities may range from 30 to 70 percent of the Fund.
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Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.43 million to $21.30 billion. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the Fund’s adviser seeks to outperform the Fund’s benchmark. The adviser employs a fundamental bottom-up investment process that combines research, valuation and stock selection to identify both growth and value securities.
In selecting growth securities, the adviser seeks to invest in companies that have a history of above-average growth or that the adviser believes will achieve above-average growth in the future. The adviser believes that investing in high quality growth companies whose long-term growth rates are underappreciated by the market will lead to attractive returns. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.
In selecting value securities, the adviser seeks to invest in companies which have durable franchises and that the adviser believes to be attractively valued and to have the ability to grow intrinsic value per share. Companies with durable franchises generally have a sustainable competitive position relative to peers, high returns on capital, a diversified client or asset base and a strong brand.
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a security that it believes offers a better investment opportunity or to reallocate the Fund’s assets between growth and value securities.
Small Cap Equity Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.43 million to $21.30 billion. In implementing its main strategies, the Fund invests primarily in common stocks.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up investment process. The adviser seeks to invest in attractively valued companies with leading competitive positions and predictable and durable business models. It also seeks companies whose management has a successful track record of prudent capital allocation. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund invests. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG
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Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Small Cap Growth Fund
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000®Growth Index at the time of purchase. As of the reconstitution of the Russell 2000 Growth Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $1.51 million to $21.30 billion. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions that can achieve sustainable growth. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
Small Cap Value Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index at the time of purchase. As of the reconstitution of the Russell 2000 Value Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $1.50 million to $10.23 billion. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: In managing the Fund, the adviser employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of
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More About the Funds (continued)
environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.
SMID Cap Equity Fund
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of small- to mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small- to mid-cap companies are generally considered to be those companies with market capitalizations similar to those within the universe of the Russell 2500® Index at the time of purchase. As of the reconstitution of the Russell 2500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.43 million to $29.86 billion. In implementing its main strategies, the Fund invests primarily in common stocks.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up investment process and seeks to invest in attractively valued companies with leading competitive positions and predictable and durable business models. It also seeks to invest the Fund’s assets in companies whose management has a successful track record of prudent capital allocation. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in a company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
U.S. Equity Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.
The Fund focuses on those equity securities that it considers attractively valued and seeks to outperform the Benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Fund seeks to produce returns that exceed those of the Benchmark.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
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Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts that could trigger a rise in a stock’s price
●
high potential reward compared to potential risk
●
temporary mispricings caused by apparent market over-reactions.
U.S. GARP Equity Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies located in the U.S. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with a market capitalization between $1 billion and $10 billion, at the time of purchase.
In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes are high quality growth companies that have strong fundamentals and are trading at what the adviser determines to be attractive valuations. Generally these will be equity securities of companies within the Russell 1000® Growth Index. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a bottom-up approach to stock selection, focusing on high quality growth companies that have strong fundamentals and are trading at what the adviser determines to be attractive valuations. The adviser’s determination of valuation is based on proprietary fundamental research and data analysis, including information about earnings and cash flow. Because the adviser’s approach to managing the Fund seeks to identify growth companies with reasonable valuations, it is generally characterized as GARP (Growth at a Reasonable Price).
The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
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The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.
U.S. Large Cap Core Plus Fund
Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion.
Short Selling. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in expectation of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. The Fund may also periodically short index futures in order to hedge its market exposure in instances when it is not preferable to enter into short positions on particular securities in the amount desired.
The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund currently intends to use swaps (including equity swaps) to establish its short equity positions, if any. The Fund may also use swaps to establish long equity positions, without owning or taking physical custody of securities. The payments received by the Fund under such swaps may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors. The Fund may also use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:
●
catalysts that could trigger a rise in a stock’s price
●
high potential reward compared to potential risk
●
temporary mispricings caused by apparent market overreactions.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
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Viewed sector by sector, the Fund’s net weightings of equity securities are similar to those of its index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued.
By following this process, the Fund seeks to produce returns that exceed those of its index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the index, the Fund seeks to limit its volatility to that of the overall market, as represented by its index.
The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure except that companies with large weights in the Fund’s index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.
U.S. Research Enhanced Equity Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies in the S&P 500 Index (which includes both large cap and mid cap companies). The Fund may also invest in securities not included within the S&P 500 Index. As of the reconstitution of the S&P 500 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.30 billion to $4.55 trillion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with a modest level of volatility.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. Along with attractive valuation, the adviser often considers a number of other criteria:
●
catalysts that could trigger a rise in a stock’s price
●
Impact on the overall risk of the portfolio relative to the S&P 500 Index
●
high perceived potential reward compared to perceived potential risk
●
possible temporary mispricings caused by apparent market overreactions.
The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.
U.S. Small Company Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $4.43 million to $21.30 billion. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately
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underweight or overweight sectors when it believes it will benefit performance. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: In managing the Fund, the adviser employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.
U.S. Sustainable Leaders Fund
In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, are sustainable leaders based on its sustainability criteria, and have high quality, durable franchises which the adviser believes are attractively valued. The adviser’s sustainability criteria are based on a proprietary scoring methodology, which includes an assessment of environmental, social and corporate governance (ESG) characteristics, qualitative factors, and the adviser’s subjective judgment as to which companies are sustainable leaders. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering these sustainability and financial characteristics.
The Fund defines ESG characteristics as follows:
●
Environmental — companies that actively strive to reduce the negative impact of their business operations on the environment. In this context, the adviser analyzes factors such as the company’s likely impact on climate change, natural resource use, pollution and the use of clean technology
●
Social — companies that consider the social impact of their business internally and externally. In this context, the adviser reviews considerations such as worker safety, product safety and integrity, healthier products, impact on the community and human rights
●
Governance — companies that embrace corporate governance principles. In reviewing governance characteristics, the adviser considers issues such as board accountability and diversity, shareholder rights, executive compensation, business ethics and government and public policy
The Fund primarily invests in large-cap and mid-cap common stocks, and under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of U.S. companies meeting the adviser’s sustainability criteria. “Assets” means net assets, plus the amount of any borrowings for investment purposes. Because investing on the basis of sustainability/ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the adviser will align with the beliefs or values of a particular investor.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure while maintaining a cash balance for liquidity.
154  |  J.P. Morgan U.S. Equity Funds

Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a fundamental, bottom-up approach to stock selection, constructing portfolios based on company financials, data analysis and proprietary research.
In choosing securities to purchase, the adviser evaluates and internally ranks companies to identify those companies that, in the adviser’s view, are sustainable leaders and have high quality, durable franchises, which the adviser believes are attractively valued. The adviser assesses sustainability based on fundamental analysis using a wide set of data inputs which may include proprietary research, information self-reported by companies, and third-party data. The adviser may vary the importance of particular ESG and investment characteristics by industry because, in the adviser’s judgment, certain characteristics are more relevant for certain industries. For example, an environmental characteristic, such as land use, may be more relevant for energy companies than for technology companies. In addition, the Fund seeks to avoid investing in companies that the adviser has determined, based on its exclusionary criteria, to be significantly involved in certain business activities or industries, including the production of tobacco, controversial weapons, traditional weapons, thermal coal, adult entertainment and gambling products and services, or to be violating certain norms-based criteria (for example, UN Global Compact violators). This exclusionary criteria relies on multiple data inputs, including information from third-party providers who identify an issuer’s participation in, or the revenue which they derive from, activities that are inconsistent with values- and norms-based screens. The adviser may modify the exclusionary criteria without notice to shareholders to, among other things, modify the data inputs, change third-party data providers, or add or remove certain business activities or industries from the screening process.
The Fund has flexibility to focus in various industries or sectors based on the adviser’s analysis of market opportunities at a particular time.
The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.
U.S. Value Fund
Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks issued by U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s adviser applies an active equity management style focused on identifying attractively valued securities given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index (which includes both large cap and mid cap companies). As of the reconstitution of the Russell 1000 Value Index on September 30, 2025, the market capitalizations of the companies in the index ranged from $97.79 million to $925.41 billion.
While common stocks are the Fund’s primary investment, the Fund may also invest significantly in real estate investment trusts (REITs) and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser will emphasize companies which it believes are leaders within their sectors. The adviser will also emphasize companies it believes have attractive valuations and low price-to-cash flows ratios. The adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser's analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research. The adviser looks for attractively valued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
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Value Advantage Fund
The Fund will invest primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary fundamental analysis. The adviser’s aim is to identify attractively valued companies that have the potential to grow their intrinsic values per share, and to purchase these companies at a discount. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Value Advantage Fund may sell covered call options as an additional strategy. When it does so, the purchaser of the option has the right to buy that security at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to purchaser at the exercise price. The option is “covered” because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional returns to the Fund.
Small Cap Equity Fund, SMID Cap Equity Fund, Small Cap Growth Fund and Small Cap Blend Fund
While each Fund primarily invests in small cap securities (or in the case of SMID Cap Equity Fund small-to-mid cap securities) as defined above, each Fund may, to a limited extent, buy, continue to hold, as well as make additional investments in, a stock if it is above, or has appreciated beyond the market capitalization of the largest company included in the Fund's index.
U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Small Company Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund
For each Fund, an issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Investment Risks
There can be no assurance that each Fund will achieve its investment objective.
The main risks associated with investing in each Fund are summarized in each “Risk/Return Summary” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.
Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.
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An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
The Funds are subject to the main risks designated as such in the table below, any of which may adversely affect a Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
	Diversified Fund	Equity Income Fund	Equity Index Fund	Equity Premium Income Fund	Growth Advantage Fund	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund	Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Equity Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Blend Fund
Asset-Backed, Mortgage-Related and Mortgage- Backed Securities Risk	•								•
Consumer Discretionary Sector Risk									•			•
Convertible Securities Risk	○	○	○		○	○	○	○	○	○	○	○	○	○
Covered Call Strategy Risk				•
Credit Risk	•
Currency Risk	•
Cyber Security Risk	○	○	○	○	○	○	○	○	○	○	○	○	○	○
Derivatives Risk	•	•	•	○	•	•	•	•	•	•	•	•	•	•
Equity Market Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Equity-Linked Notes (ELNs) Risk	○			•
Exchange-Traded Fund (ETF) and Other Invest- ment Company Risk	○	○	○	○	○	○	○	○	○	○	○	○	○	○
Financials Sector Risk		•								•	•		•	•
Foreign Securities and Emerging Markets Risks	•	○	○		○	○	○	○	○	○	○	○	○	○
General Market Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Government Securities Risk	•
Growth Investing Risk					•				•			•
Healthcare Sector Risk										•		•
High Portfolio Turnover Risk				•						•
High Yield Securities Risk	•
Index Related Risk			•
Industrials Sector Risk		•									•	•	•	•
Industry and Sector Focus Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Initial Public Offering (IPO) Risk	○	○	○	○	○	○	○	○	○	○	○	○	○	○
●
Main Risks
○
Additional Risks
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	Diversified Fund	Equity Income Fund	Equity Index Fund	Equity Premium Income Fund	Growth Advantage Fund	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund	Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Equity Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Blend Fund
Interest Rate Risk	•
Investments in Mutual Funds and ETFs Risk	•
Large Cap Company Risk	•	•	•	•	•	•	•	•	•	•
Loan Risk	•
Master Limited Partnerships (MLPs) Risk	○	○	○		○	○	○	○	○	○			○	○
Non-Diversified Fund Risk					•				•
Options Risk						•	•	•
Passive Management Risk			•
Preferred Securities Risk	○	○	○		○	○	○	○	○	○			○	○
Prepayment Risk	•										○
Real Estate Securities Risk	•	•	○		○	○	○	○	○	○	•	○	•	•
Regulatory and Legal Risk	○	○	○	○	○	○	○	○	○	○	○	○	○	○
Securities Lending Risk	○	○	○	○	○	○	○	○	○	○			○	○
Short Selling Risk											○	○
Smaller and/or Mid-Sized Company Risk	•	•	•	•	•	•	•	•		•	•	•	•	•
Sovereign Debt Risk	○
Strategy Risk				•		•	•	•			•			•
Sustainability (ESG) Strategy Risk
Swap Agreement Risk
Technology Sector Risk			•		•	•	•	•	•			•		•
Transactions and Liquidity Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Value Investing Risk										•			•
Value Strategy Risk		•
Volcker Rule Risk	○	○	○	○	○	○	○	○	○	○	○	○	○	○
●
Main Risks
○
Additional Risks

158  |  J.P. Morgan U.S. Equity Funds

	Small Cap Equity Fund	Small Cap Growth Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Equity Fund	U.S. GARP Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Small Company Fund	U.S. Sustainable Leaders Fund	U.S. Value Fund	Value Advantage Fund
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk
Consumer Discretionary Sector Risk
Convertible Securities Risk	○	○	○	○	○	○	○	○	○	○	○	○
Covered Call Strategy Risk												○
Credit Risk
Currency Risk
Cyber Security Risk	○	○	○	○	○	○	○	○	○	○	○	○
Derivatives Risk	•	•	•	•	•	•	•	•	•	•	•	•
Equity Market Risk	•	•	•	•	•	•	•	•	•	•	•	•
Equity-Linked Notes (ELNs) Risk
Exchange-Traded Fund (ETF) and Other Investment Company Risk	○	○	○	○	○	○	○	○	○	○	○	○
Financials Sector Risk	•		•	•	•		•		•	•	•	•
Foreign Securities and Emerging Markets Risks	○	○	○	○	•	○	•	○	○	○	•	○
General Market Risk	•	•	•	•	•	•	•	•	•	•	•	•
Government Securities Risk
Growth Investing Risk		•				•
Healthcare Sector Risk		•										•
High Portfolio Turnover Risk							•		•
High Yield Securities Risk
Index Related Risk
Industrials Sector Risk	•	•		•					•
Industry and Sector Focus Risk	•	•	•	•	•	•	•	•	•	•	•	•
Initial Public Offering (IPO) Risk	○	○	○	○	○	○	○	○	○	○	○	○
Interest Rate Risk
Investments in Mutual Funds and ETFs Risk
Large Cap Company Risk					•	•	•	•		•	•	•
Loan Risk
Master Limited Partnerships (MLPs) Risk	○	○	○		○	○	○	○	○	○		○
Non-Diversified Fund Risk						•
Options Risk
Passive Management Risk
●
Main Risks
○
Additional Risks
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	Small Cap Equity Fund	Small Cap Growth Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Equity Fund	U.S. GARP Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Small Company Fund	U.S. Sustainable Leaders Fund	U.S. Value Fund	Value Advantage Fund
Preferred Securities Risk	○	○	○		○	○	○	○	○	○		○
Prepayment Risk				○							○
Real Estate Securities Risk	○	○	•	○	○	•	○	○	•	○	•	•
Regulatory and Legal Risk	○	○	○	○	○	○	○	○	○	○	○	○
Securities Lending Risk	○	○	○	○	○	○	○	○	○		○	○
Short Selling Risk							•
Smaller and/or Mid-Sized Company Risk	•	•	•	•	•	•		•	•	•	•	•
Sovereign Debt Risk
Strategy Risk
Sustainability (ESG) Strategy Risk										•
Swap Agreement Risk							•
Technology Sector Risk		•			•	•	•	•		•
Transactions and Liquidity Risk	•	•	•	•	•	•	•	•	•	•	•	•
Value Investing Risk			•		•	•						•
Value Strategy Risk											•
Volcker Rule Risk	○	○	○	○	○	○	○	○	○	○	○	○
●
Main Risks
○
Additional Risks
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in that Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
160  |  J.P. Morgan U.S. Equity Funds

In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Foreign Securities and Emerging Markets Risk. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund's ability to buy and sell securities. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund’s investments.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The Equity Index Fund’s Underlying Index (and therefore the Equity Index Fund) does not directly weight securities on the basis of investor protection considerations and/or the availability and quality of information regarding issuers. Certain Funds may invest in securities in “emerging markets,” but these are not principal investments for any Funds except that they may be for Diversified Fund.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries may have hostile relations
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More About the Funds (continued)
with other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
Smaller and/or Mid-Sized Company Risk. (Small Cap Company and/or Mid Cap Company Risk). Investments in smaller and mid-sized companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments. These risks are higher for small cap companies.
Large Cap Company Risk. If a Fund invests in large cap company securities, it may underperform other funds during periods when a Fund’s large cap securities are out of favor. In addition, large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology or consumer tastes, and also may not be able to attain the high growth rate of successful small companies, especially during extended periods of economic expansion.
Non-Diversified Fund Risk. A Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in a Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of a Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Industry and Sector Focus Risk. At times, a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, the value of a Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of
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which may be time consuming and costly with no guarantee that any product will come to market. Several legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years and it is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of a Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulatory and policy changes and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Such competitive pressures may lead to limited earnings and/or falling profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. In addition, certain technology-related companies in which a Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.
Consumer Discretionary Sector Risk. A Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, supply chains and competition. Performance of such companies may be affected by reduced disposable household income, reduced consumer spending, changing demographics, changes in consumer preferences, social trends and marketing campaigns.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Value Investing Risk. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued or attractively valued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. A Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.
Value Strategy Risk. An undervalued or attractively valued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. A Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.
Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations and unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including a Fund.
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The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Fund.
In addition, certain of the companies in which a Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of a Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of a Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact the Fund’s performance.
Diversified Fund: The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, for both the Fund and underlying funds, large purchases of a fund’s shares may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s or underlying fund’s transaction costs and impact a Fund’s or underlying fund’s performance.
Derivatives Risk. A Fund may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. A Fund may be more volatile than if a Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.
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The use of derivatives may not be successful, resulting in losses to a Fund and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.
Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose a Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.
Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of a Fund. A Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to a Fund’s investments in foreign securities. In addition, the Fund may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Fund. While the Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging activities will be effective, and a Fund will incur costs in connection with the hedging. Currency hedging may limit a Fund’s return if the relative values of currencies change. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Interest Rate Risk. The Diversified Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
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Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that issuers and/or counterparties to a security, contract, repurchase agreement or other investment will not make payments when due or default completely on securities, repurchase agreements or other investments held by a Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds’ securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Sovereign Debt Risk. A Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Loan Risk. The Fund may invest in loan assignments and participations and commitments to purchase loan assignments (Loans) including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, an underlying fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund or an underlying fund will limit its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the Loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by a Fund.
No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to an underlying fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that an underlying fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for an underlying fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about an underlying fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, an underlying fund may be more dependent upon the analytical ability of its adviser.
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Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict an underlying fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the property or housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of either rising or declining interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-backed and mortgage-related investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default). The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain real estate mortgage investment conduits (REMICs) that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield
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securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount). In addition, the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
Strategy Risk. Equity Premium Income Fund: The adviser may not be successful in managing a Fund with a lower level of volatility than a Fund's benchmark. Depending on market conditions during a particular time in a market cycle particularly during higher market volatility, a Fund's volatility at that time may not be lower than that of its benchmark because the Fund may not be able to adjust its call options strategy as quickly as the market does. In addition, because these Funds seek lower relative volatility, a Fund may underperform the benchmark, particularly in rising markets. In addition, a Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.
Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund: The Fund’s investment strategies may not always provide greater market protection than other equity instruments, particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times of low market volatility; during such periods, the Fund is expected to perform in line with broad equity markets. While the long portfolio invests significantly in companies included in the S&P 500 Index, differences in holdings between the Fund’s equity portfolio and the S&P 500 Index or S&P 500 ETFs may also lead to a less efficient hedge.
Small Cap Blend Fund: Although the Fund is normally managed as a core portfolio, it may invest more heavily in either growth or value securities, depending on market conditions and the convictions of the adviser.
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If the Fund invests more heavily in growth securities, it will be more subject to risks related to growth investing. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of securities. The value of these securities generally is more sensitive to current or expected earnings than securities of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth security price compared to other types of securities. Growth securities may also trade at higher multiples of current earnings compared to value or other securities, leading to inflated prices and thus potentially greater declines in value. During times when the Fund focuses more heavily on growth securities, the Fund’s performance may be better or worse than the performance of equity funds that focus on value securities or that have a broader investment style.
If the Fund invests more heavily in value securities, it will be more subject to risks related to value investing. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects securities at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value security may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the security price to increase do not occur. During times when the Fund focuses more heavily on value securities, the Fund’s performance may be better or worse than the performance of equity funds that focus on growth securities or that have a broader investment style.
Index Related Risk. The Fund’s return may not track the return of the S&P 500 Index for a number of reasons and therefore may not achieve its investment objective. Market disruptions or high volatility, other unusual market circumstances and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the S&P 500 Index, and may cause the Fund to temporarily invest less than the required level (under normal conditions) of its assets in the component securities of the S&P 500 Index, particularly during periods in which the S&P 500 Index rebalances. For example, the Fund incurs a number of operating expenses not applicable to its index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the index. In addition, the Fund’s return may differ from the return of the S&P 500 Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the index due to regulatory or other restrictions.
Corporate actions affecting securities held by the Fund (such as mergers and spin-offs) or the Fund’s ability to purchase round lots of the securities may also cause a deviation between the performance of the Fund and the S&P 500 Index.
It is also possible that the composition of the Fund may not exactly replicate the composition of its index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
The risk that the Fund may not track the performance of the S&P 500 Index may be heightened during times of increased market volatility or other unusual market conditions.
Neither the Fund, the adviser nor the Index Provider guarantee the accuracy, availability or timeliness of the production of the Index. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the quality, accuracy or availability of such third party data. Errors in the construction or calculation of the S&P 500 Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may negatively impact the Fund and its shareholders. For example, during a period when the S&P 500 Index contains inaccurate constituents, the Fund would have market exposure to such constituents and would be underexposed to the S&P 500 Index’s other constituents.
The index provider for the S&P 500 Index may delay or change a scheduled rebalancing or reconstitution of the S&P 500 Index or the implementation of certain rules at its sole discretion. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the S&P 500 Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations or other reasons may remain, causing the performance and constituents of the S&P 500 Index to vary from those expected under normal conditions and potentially increasing transaction costs to the Fund. Apart from scheduled rebalances, the index provider for the S&P 500 Index or its agents may carry out additional ad hoc rebalances to the S&P 500 Index in order, for example, to correct an error in the selection of index constituents. When the S&P 500 Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the S&P 500 Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the S&P 500 Index provider or its agents to the S&P 500 Index may increase the costs to and the tracking error risk of the Fund.
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Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the S&P 500 index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the underlying index will affect the performance, volatility, and risk of the Fund.
Equity-Linked Notes (ELNs) Risk. When the Fund invests in ELNs, it receives cash but limits its opportunity to profit from an increase in the market value of the instrument because of the call options written within the particular ELN. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities.
ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of these investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
If the ELN is held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of an ELN that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying equity security, but typically does not receive voting rights as it would if it directly owned the underlying equity security. In addition, there can be no assurance that there will be a trading market for an ELN or that the trading price of the ELN will equal the underlying value of the instruments that it seeks to replicate. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.
Covered Call Strategy Risk. To the extent that a Fund sells call options within an ELN, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received). The maximum potential gain on the underlying Benchmark will be equal to the difference between the exercise price and the purchase price of the underlying instrument at the time the option is written, plus the premium received. In a rising market, the option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, a Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium a Fund receives, there will be a loss on the overall position.
Options Risk. The value of the Fund’s positions in equity index options or options on S&P 500 ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on S&P 500 ETFs can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
Sustainability (ESG) Strategy Risk. The Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG policy, including the exclusion of securities of companies in certain business activities or industries, may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG policy, and identified as sustainable leaders by the adviser, do not operate as expected when addressing ESG issues. The adviser assesses sustainability using a wide set of data inputs, combined with fundamental analysis. While the adviser looks to data inputs that it believes to be reliable, the adviser cannot guarantee the accuracy of third party data. Under the adviser’s investment process, data inputs may include information self-reported by companies and third party providers that may be based on criteria that differs significantly from the criteria used by the adviser to evaluate sustainability. In addition, the criteria used by third-party providers can differ significantly, and data can vary across providers and within the same industry for the same provider. Moreover, there are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
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High Portfolio Turnover Risk. A Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling or other short equity positions. The Fund’s use of short sales or other short equity positions in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increases, thereby increasing potential losses to the Fund.
In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.
After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.
In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale or other short equity position if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale or other short equity position is potentially unlimited because there is no upward limit on the price a borrowed security could attain.
Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.”
The Securities and Exchange Commission and financial industry regulatory authorities in other countries have, in the past, imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the adviser to sell securities short on behalf of the Fund.
Swap Agreement Risk. The Fund will be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because certain swap agreements are not cleared and exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses.
Securities Lending Risk. A Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner, and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of a Fund’s investment of the cash collateral declines below the amount owed to the borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the applicable borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.
Diversified Fund: To generate additional income, certain underlying J.P. Morgan Funds may lend up to 33 1∕3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. Securities lending involves counterparty risk, including the risk that the loaned
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securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the loans for the underlying J.P. Morgan Fund in which the Fund invests are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers an underlying J.P. Morgan Fund may use and such Fund may lend securities to only one or a small group of borrowers. Underlying J.P. Morgan Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower. To the extent that the value or return of an underlying Fund’s investments of the cash collateral declines below the amount owed to a borrower, the underlying Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, an underlying J.P. Morgan Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the underlying Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities.
Exchange-Traded Fund (ETF) and Other Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities, the dividend paid on preferred securities and payment of principal upon maturity until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.
Initial Public Offering (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to a Fund may decrease. The performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when a Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Master Limited Partnerships (MLPs) Risk. A Fund may invest in MLPs whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
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Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions. Preferred shares may carry different rights or obligations in jurisdictions outside of the United States.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations or amend regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
For more information about risks associated with the types of investments that a Fund purchases, please read each “Risk/Return Summary” at the front of this prospectus and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. In addition, the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated ETFs creates conflicts of interest. For actively-managed underlying funds, the Adviser limits its selection to J.P. Morgan Funds. For passive ETFs, the Adviser expects to use J.P. Morgan passive ETFs unless the investment is not available. To the extent that an investment in an affiliated passive ETF is not available, only then will the Adviser consider an unaffiliated fund. Investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds. Also, decreases in underlying fund fees, if any, may not fully benefit investors because a Fund's expense cap may change over time. These conflicts also could cause the adviser to adjust its asset class target or actual allocations to provide for increased use of J.P. Morgan Funds. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make
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investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest.
In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addition, certain Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.
Whether engaging in temporary defensive purposes or otherwise, the Equity Index Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.
MSCI Disclaimer
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Bloomberg Disclaimer
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Frank Russell Company Disclaimer
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
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S&P Opco, LLC Disclaimer
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
ICE Data Indices, LLC Disclaimer
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
Expense Limitations
Equity Income Fund
The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds for all Share classes. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Hedged Equity Fund
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.45% and 0.35% of the average daily net assets of Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
U.S. Small Company Fund
The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds for all Share classes. These waivers are in effect through 10/31/26, at which time it will be
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More About the Funds (continued)
determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.
Additional Historical Performance Information
Diversified Fund
Historical performance shown for the Class R6 Shares prior to 1/1/18 in the bar chart and prior to their inception on 11/1/17 in the table is based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
Equity Income Fund
Historical performance for the Class R3 and Class R4 Shares prior to their inception on 9/9/16 is based on the performance of the Class A Shares for Class R3 Shares and Class I Shares for Class R4 Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Equity Index Fund
Historical performance shown for the Class R6 Shares prior to 1/1/17 in the bar chart and prior to their inception on 9/1/16 in the table is based on the performance of Class I Shares. The Class I Shares invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
Growth Advantage Fund
The Class R4 Shares commenced operations on 5/31/17. The performance for the Class R4 Shares prior to their inception date is based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares has different expenses than the prior classes. The Class R3 Shares commenced operations on 5/31/17. The Class R2 Shares commenced operations on 7/31/17. The performance for the Class R2 and Class R3 Shares prior to their inceptions are based on the performance of the Class A Shares. The Class A Shares invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.
Large Cap Growth Fund
The Class R3 and Class R4 Shares commenced operations on 9/9/16. Historical performance for the Class R3 Shares is based on the performance of the Class I Shares prior to their inception. Prior class performance for the Class R3 Shares has been adjusted to reflect differences in expenses between Class R3 and Class I Shares. Historical performance for the Class R4 Shares is based on the Class I Shares prior to their inception. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Large Cap Value Fund
The Class R3 and Class R4 Shares commenced operations on 10/1/18. Historical performance for the Class R3 and Class R4 Shares is based on the performance of Class R5 Shares prior to their inception. The actual returns of Class R3 and Class R4 Shares would have been lower than shown for Class R5 Shares because Class R3 and Class R4 Shares have higher expenses than Class R5 Shares.
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Mid Cap Growth Fund
The Class R3 and Class R4 Shares commenced operations on 9/9/16. Historical performance for the Class R3 and Class R4 Shares are based on the performance of the Class I Shares prior to their inception. Prior class performance for the Class R3 and Class R4 Shares has been adjusted to reflect differences in expenses between classes.
Mid Cap Value Fund
The Class R3 Shares commenced operations on 9/9/16 and their performance is based on Class A Shares. The actual returns of Class R3 Shares would have been lower than the returns shown because Class R3 Shares have higher expenses than Class A Shares. The Class R4, Class R5 and Class R6 Shares commenced operations on 9/9/16. The performance for the Class R4 Shares prior to their inception date is based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares. The performance for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.
Small Cap Blend Fund
The Class R6 Shares commenced operations on 7/2/18. The performance for the Class R6 Shares are based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The actual returns of Class R6 Shares would have been different than shown for Class I Shares because Class R6 Shares have different expenses than Class I Shares.
Small Cap Equity Fund
Class R6 Shares commenced operations as of 5/31/16 and their performance prior to their inception is based on Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Class R3 and Class R4 Shares commenced operations as of 9/9/16. The performance for Class R3 Shares prior to their inception is based on Class A Shares and the performance for Class R4 Shares prior to their inception date is based on the performance of the Class I Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares had different expenses than Class A Shares at time of launch. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Small Cap Growth Fund
The Class R5 Shares commenced operations on 9/9/16, and the performance prior to its inception is based on Class L Shares. Class L Shares invest in the same portfolio of securities, but the shares are not offered in this prospectus. During this period, the actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares. The Class R3 and Class R4 Shares commenced operations on 7/31/17. The performance for Class R3 Shares prior to their inception is based on Class A Shares and the performance for Class R4 Shares prior to their inception is based on the performance of the Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Class A and Class I Shares invest in the same portfolio of securities, but which are not offered in this prospectus.
Small Cap Value Fund
Historical performance for Class R4 Shares is based on Class I Shares prior to the class’ inception on 9/9/16. Historical performance for Class R3 Shares is based on Class A Shares prior to the class’ inception on 9/9/16. Prior class performance for the Class R3 and Class R4 Shares has been adjusted to reflect differences in expenses between the classes.
SMID Cap Equity Fund
The Class R6 Shares of the Fund commenced operations on 11/2/15. Historical performance shown for the Class R6 Shares prior to 1/1/16 in the bar chart and prior to their inception on 11/2/15 in the table is based on the performance of Class I Shares. During this period, the actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares. Historical performance for the Class R3 Shares prior to their inception on 9/9/16 is based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.
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More About the Funds (continued)
U.S. Equity Fund
The Class R3 and Class R4 Shares commenced operations on 9/9/16. The performance for Class R3 Shares prior to their inception is based on Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares. The performance for Class R4 Shares prior to their inception date is based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
U.S. GARP Equity Fund
The Class R6 Shares of the U.S. GARP Equity Fund commenced operations on 11/2/15. Historical performance shown for the Class R6 Shares of the Fund is based on the performance of Class R5 Shares. During this period, the actual returns for Class R6 Shares would be different than those shown for Class R5 Shares because Class R6 Shares have different expenses than Class R5 Shares.
U.S. Large Cap Core Plus Fund
Historical performance shown for the Class R6 Shares prior to 1/1/18 in the bar chart and prior to their inception on 11/1/17 in the table is based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
U.S. Small Company Fund
Class R5 Shares commenced operations on 9/9/16 and their performance prior to their inception is based on Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The Class R3 and Class R4 Shares commenced operations on 9/9/16. The performance for Class R3 Shares prior to their inception is based on Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares. The performance for Class R4 Shares prior to their inception date is based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares. The Class A, Class I and Class L Shares invest in the same portfolio of securities, but which are not offered in this prospectus.
U.S. Sustainable Leaders Fund
Class R6 Shares commenced operations on 9/30/20 and their performance prior to their inception is based on Class I Shares. The actual return of R6 Shares would have been different than those shown because Class I Shares have different expenses than R6 Shares.
U.S. Value Fund
Historical performance shown for the Class R5 Shares prior to 1/1/16 in the bar chart and prior to their inception on 11/2/15 in the table is based on the performance of Class I Shares. Historical performance for Class R6 Shares prior to their inception on 11/2/15 is also based on the performance of Class I Shares. During these periods, the actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares. Historical performance for Class R2 Shares is based on Class A Shares prior to the class’ inception on 11/2/15. Prior class performance for the Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Class A Shares. The Class R3 and Class R4 Shares commenced operations on 7/31/17. The performance for the Class R3 Shares prior to their inception date is based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares has higher expenses than Class A Shares. The performance for the Class R4 Shares prior to their inception date is based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares has different expenses than Class I Shares. Class A and Class I Shares invest in the same portfolio of securities, but which are not offered in this prospectus.
Value Advantage Fund
Historical performance shown for Class R6 Shares prior to 1/1/17 in the bar chart and prior to their inception on 9/9/16 in the table is based on the Fund’s Class L Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. Class R5 Shares commenced operations on 9/9/16 and their performance prior to their inception is based on Class L Shares. The actual returns of the Class R5 and R6 Shares would be different that those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares. The Class R2 Shares commenced operations on 7/31/17. The Class R3 and Class R4 Shares commenced operations on 9/9/16. The performance for Class R2 and Class R3 Shares prior to their inception are based on Class A Shares.
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The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares. The performance for Class R4 Shares prior to their inception date is based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
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The Funds’ Management and Administration
The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:
Diversified Fund
Hedged Equity Fund
Mid Cap Equity Fund
Small Cap Blend Fund
Small Cap Equity Fund
U.S. Equity Fund
U.S. GARP Equity Fund
U.S. Large Cap Core Plus Fund
U.S. Research Enhanced Equity Fund
U.S. Small Company Fund
U.S. Sustainable Leaders Fund
U.S. Value Fund
Value Advantage Fund
The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:
Equity Income Fund
Equity Index Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
SMID Cap Equity Fund
The following Funds are series of JPMorgan Trust IV (JPMT IV), a Delaware statutory trust:
Equity Premium Income Fund
Hedged Equity 2 Fund
Hedged Equity 3 Fund
Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust (JPMMFIT), a Massachusetts business trust.
Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation.
The Board of Trustees of each trust and the Board of Directors of JPMFMFG are responsible for overseeing all business activities of their respective Funds.
Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.
Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.
Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.
The Funds’ Investment Adviser
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. In rendering investment advisory services to the Fund, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179.
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During the fiscal year ended June 30, 2025, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:
JPMorgan Diversified Fund	0.39%
JPMorgan Equity Income Fund	0.40
JPMorgan Equity Index Fund	0.00
JPMorgan Equity Premium Income Fund	0.25
JPMorgan Growth Advantage Fund	0.45
JPMorgan Hedged Equity Fund	0.25
JPMorgan Hedged Equity 2 Fund	0.25
JPMorgan Hedged Equity 3 Fund	0.25
JPMorgan Large Cap Growth Fund	0.41
JPMorgan Large Cap Value Fund	0.36
JPMorgan Mid Cap Equity Fund	0.55
JPMorgan Mid Cap Growth Fund	0.59
JPMorgan Mid Cap Value Fund	0.56
JPMorgan Small Cap Blend Fund	0.64
JPMorgan Small Cap Equity Fund	0.65
JPMorgan Small Cap Growth Fund	0.64
JPMorgan Small Cap Value Fund	0.63
JPMorgan SMID Cap Equity Fund	0.49
JPMorgan U.S. Equity Fund	0.39
JPMorgan U.S. GARP Equity Fund	0.26
JPMorgan U.S. Large Cap Core Plus Fund	0.59
JPMorgan U.S. Research Enhanced Equity Fund	0.20
JPMorgan U.S. Small Company Fund	0.60
JPMorgan U.S. Sustainable Leaders Fund	0.22
JPMorgan U.S. Value Fund	0.37
JPMorgan Value Advantage Fund	0.46
A discussion of the basis the Board of Trustees of each Trust used in reapproving the investment advisory agreements for the Funds is in the financial statements and other information filed with the SEC on Form N-CSR (“Financial statements and Other Information”) for the most recent fiscal period ended December 31, which is available online at www.jpmorganfunds.com.
The Portfolio Managers
Diversified Fund
The Fund is managed by JPMIM’s Multi-Asset Solutions team (MAS). The members of MAS who are primarily responsible for management and oversight of the Fund are, Gary Herbert, Managing Director and CFA charterholder, Morgan M. Moriarty, Executive Director and CFA charterholder and Charles Fishman, Executive Director and CFA charterholder. The portfolio managers establish and monitor the strategic asset allocation of the Fund and focus on portfolio construction, investment strategy selection and global tactical asset allocation (GTAA). Additionally, they are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the portfolio management team. Mr. Herbert has been an employee of JPMIM and the Head of GTAA and Diversified Strategies in the U.S for MAS since 2020 and a portfolio manager of the Fund since 2020. Prior to joining JPMIM, Mr. Herbert was the Head of Global Credit at Brandywine Global LLC. Ms. Moriarty has been an employee of JPMIM and a member of MAS since 2011 and a portfolio manager of the Fund since 2019. Mr. Fishman has been an employee of JPMIM since 2013 and a member of MAS since 2016 and a portfolio manager of the Fund since 2024.
Equity Income Fund
U.S. Value Fund
The portfolio management team is led by Andrew Brandon, Managing Director of JPMIM, and David Silberman, Managing Director of JPMIM. As portfolio managers, Messrs. Brandon and Silberman share authority in the day-to-day management of the Funds. An employee of the firm since 2000, Mr. Brandon has been an investment analyst in the U.S. Equity Group since 2004, and a portfolio
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The Funds’ Management and Administration (continued)
manager since 2019. He is a CFA charterholder. An employee since 1989, Mr. Silberman assumed his current role in 2019. Prior to his current role, Mr. Silberman was the Head of the Equity Investment Director and Corporate Governance teams globally and the lead U.S. Equity Investment Director since 2008.
Equity Index Fund
The JPMIM Index Solutions portfolio management team responsible for managing the Fund utilizes a team-based approach. The portfolio management team is comprised of Michael Loeffler, Executive Director, Nicholas D’Eramo, Executive Director and Todd McEwen, Executive Director. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, managing cash flows, coordinating with members of the portfolio management team to focus on certain portfolios, implementing investment strategy, and researching and reviewing investment strategy. Mr. Loeffler has been a portfolio manager for JPMIM since 2004 and has been an employee of the firm or one of its predecessors since 1999. Mr. Loeffler is a CFA charterholder. Mr. D’Eramo has been a portfolio manager for JPMIM since 2005 and an employee of the firm or one of its predecessors since 1999. Mr. McEwen has been a portfolio manager for JPMIM since 2025 and an employee of the firm since 2010. Prior to joining the Index Solutions team in 2024, Mr. McEwen was part of the U.S. ETF platform management group beginning in 2019 and an Assistant Treasurer of the J.P. Morgan Exchange-Traded Funds Trust beginning in 2020.
Equity Premium Income Fund
Hedged Equity Fund
Hedged Equity 2 Fund
Hedged Equity 3 Fund
Hamilton Reiner, Managing Director of JPMIM, Raffaele Zingone, Managing Director of JPMIM, Matthew P. Bensen, Vice President of JPMIM and CFA charterholder, and Judy Jansen, Vice President of JPMIM and CFA charterholder, are the portfolio managers primarily responsible for the management of the Fund. Mr. Reiner is primarily responsible for implementing the Fund’s options overlay strategy and for providing insight with respect to the impact to the options strategy of purchasing certain securities while Mr. Zingone is primarily responsible for investing each Fund’s underlying equity securities according to its investment process. Mr. Bensen and Ms. Jansen work with Mr. Reiner in implementing the Fund’s options overlay strategy on a day-to-day basis. Mr. Reiner has been the head of U.S. Equity Derivatives at JPMIM since 2012 and serves as head of the U.S. Core team. He joined JPMorgan Chase in 2009 and from 2009 to 2012, he was a portfolio manager and head of U.S. Equity Derivatives at JPMorgan Chase. Prior to joining the firm, Mr. Reiner was head of the Equity Long/Short Prime Brokerage platform at Barclays Capital. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. He is also a senior member of the U.S. Equity Core portfolio management team. An employee since 2015, Mr. Bensen has been a member of the portfolio management team for derivatives-based strategies in the U.S. Core team since 2019. Prior to assuming this role, Mr. Bensen worked as an analyst for J.P. Morgan’s U.S. Equity Value portfolio management team from 2015 to 2019, where he conducted daily portfolio implementation and analytics. An employee since 2015, Ms. Jansen has been a member of the portfolio management team for derivatives-based strategies in the U.S. Core team since 2022. Prior to assuming this role, Ms. Jansen was a U.S. Equity Investment Specialist, co-leading the Equity Options-based portfolios and responsible for the U.S. Equity Core strategies from 2018 to 2022. Ms. Jansen began her career at J.P. Morgan as an analyst for the U.S. Equity Value portfolio management team.
Growth Advantage Fund
The portfolio management team is led by Felise L. Agranoff, Managing Director of JPMIM and a CFA charterholder, and Larry H. Lee, Managing Director of JPMIM. Ms. Agranoff is a portfolio manager and shares authority in the day-to-day management of the Fund. An employee since 2004, Ms. Agranoff has been a portfolio manager since 2015 and has been a research analyst in the firm’s U.S. Equity Group since 2004. Mr. Lee is a portfolio manager and research analyst within the U.S. Equity Group. An employee since 2006, Mr. Lee covers the financials and business services sector for the Large Cap Growth Strategy and is a co-portfolio manager for the J.P. Morgan Growth Advantage and Large Cap Growth Strategies.
Large Cap Growth Fund
Giri Devulapally, Managing Director of JPMIM and a CFA charterholder, is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Growth portfolio management team. Holly Morris (formerly, Holly Fleiss), Managing Director of JPMIM, Larry Lee, Managing Director of JPMIM, Joseph Wilson, Managing Director of JPMIM, and Robert Maloney, Executive Director of JPMIM, are portfolio managers and research analysts for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Giri Devulapally, Managing Director of JPMIM and a CFA charterholder, is also a
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senior member of the U.S. Equity Growth portfolio management team. Mr. Devulapally has been a portfolio manager in the firm’s U.S. Equity Group since 2003 when he joined JPMIM. An employee since 2012, Ms. Morris is responsible for the health care sector for the J.P. Morgan Large Cap Growth Strategy. An employee since 2006, Mr. Lee is responsible for the financials and business services sector for the J.P. Morgan Large Cap Growth Strategy. He is also the co-portfolio manager of the J.P. Morgan Growth Advantage Strategy. An employee since 2014, Mr. Wilson is responsible for the technology sector for the J.P. Morgan Large Cap Growth Strategy. He is also a portfolio manager on the J.P. Morgan U.S. Technology Strategy. An employee since 2013, Mr. Maloney is responsible for the industrials and energy sectors for the J.P. Morgan Large Cap Growth Strategy.
Large Cap Value Fund
Scott Blasdell, Managing Director of JPMIM and a CFA charter holder, is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Value portfolio management team. John P. Piccard, Executive Director of JPMIM and a CFA charterholder, is a portfolio manager on the Large Cap Value team. As part of the team’s investment process Messrs. Blasdell and Piccard meet, along with other portfolio managers and research analysts, to discuss the economic outlook, industry trends, and the merits and risks of investment ideas for the Fund. Messrs. Blasdell and Piccard follow the same investment process, philosophy and research resources. Mr. Blasdell has been a portfolio manager on the U.S. Equity Value Team since 2013 and an employee of JPMIM since 1999. Mr. Piccard rejoined the firm in 2014 after spending 10 years at Lord, Abbett & Co. as a portfolio manager and research analyst. Previously, Mr. Piccard served as a portfolio manager at JPMIM from 2000 to 2004 and at UBS Global Investment Management from 1996 to 2000.
Mid Cap Equity Fund
The portfolio management team is led by Lawrence E. Playford, Managing Director of JPMIM and a CFA charterholder, Felise L. Agranoff, Managing Director of JPMIM and a CFA charterholder, Michael Stein, Managing Director of JPMIM and a CFA charterholder, Ryan N. Jones, Executive Director of JPMIM, and Jeremy C. Miller, Executive Director of JPMIM. Messrs. Playford, Jones and Miller are primarily responsible for the Fund’s value investments, while Ms. Agranoff and Mr. Stein are primarily responsible for the Fund’s growth investments.
Mr. Playford is the lead portfolio manager for the Fund’s value investments and is a senior member of the U.S. Equity Value portfolio management team. Messrs. Playford, Jones and Miller are co-portfolio managers for the Fund’s value investments and share authority in the day-to-day management of the Fund. An employee of JPMIM or its affiliates since 1993, Mr. Playford joined the U.S. Equity Value team as a research analyst in 2003 and became a portfolio manager in 2004. An employee of the firm since 2016, Mr. Jones has been an investment analyst on the U.S. Equity Value team since 2016, currently covering technology & communication services, and a portfolio manager since 2023. Before joining the firm, Mr. Jones was in technology equity research at several other firms. An employee of the firm since 2016, Mr. Miller has been an investment analyst on the U.S. Equity Value team since 2016, currently covering industrials and materials, and a portfolio manager since 2023. Before joining the firm, Mr. Miller was an industrial and materials specialist at Vertical Research Partners and an institutional equity salesperson at several other firms.
Ms. Agranoff is the lead portfolio manager for the Fund’s growth investments and is a senior member of the U.S. Equity Growth portfolio management team. Ms. Agranoff and Mr. Stein are co-portfolio managers for the Fund’s growth investments and share authority in the day-to-day management of the Fund. An employee since 2004, Ms. Agranoff has been a portfolio manager since 2015 and a research analyst in the firm’s U.S. Equity Group since 2004. An employee since 2014, Mr. Stein leads industrials & energy sector coverage for the J.P. Morgan Mid Cap Growth and Small Cap Growth Strategies and has been a co-portfolio manager for the Small Cap Growth Strategy since 2023. Prior to joining the firm, Mr. Stein worked at Barclays and Morgan Stanley, covering electrical equipment and industrial conglomerates. Mr. Stein obtained a B.S. in Finance from the Wharton School, a B.S.E. in Mechanical Engineering from the University of Pennsylvania School of Engineering and Applied Sciences.
Mid Cap Growth Fund
The portfolio management team is led by Felise L. Agranoff, Managing Director of JPMIM and a CFA charterholder, and Michael Stein, Managing Director of JPMIM and a CFA charterholder. Ms. Agranoff is a portfolio manager and shares authority in the day-to-day management of the Fund. Information about Mr. Stein and Ms. Agranoff is discussed earlier in this section.
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The Funds’ Management and Administration (continued)
Mid Cap Value Fund
The portfolio management team is led by Lawrence E. Playford, Managing Director of JPMIM and a CFA charterholder, Ryan N. Jones, Executive Director of JPMIM, and Jeremy C. Miller, Executive Director of JPMIM. Mr. Playford is the lead portfolio manager of the Fund and is a senior member of the U.S. Equity Value portfolio management team. Messrs. Playford, Jones and Miller are co-portfolio managers and share authority in the day-to-day management of the Fund. Information about Messrs. Playford, Jones and Miller is discussed earlier in this section.
Small Cap Blend Fund
The portfolio management team is led by Lawrence E. Playford, Managing Director of JPMIM and a CFA charterholder, Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, and Michael Stein, Managing Director of JPMIM and a CFA charterholder. Mr. Playford leads the team primarily responsible for the Fund’s value investments while Mr. Shapiro and Mr. Stein lead the team primarily responsible for the Fund’s growth investments. He joined the team as a research analyst in 2003 and became a portfolio manager in 2004. Mr. Shapiro is Chief Investment Officer of the U.S. Equity Growth Team. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. Information about Messrs. Playford and Stein is discussed earlier in this section.
As noted above, Mr. Shapiro has announced his intentions to step back from portfolio management duties upon the Effective Date. Mr. Shapiro will continue as the Chief Investment Officer of the J.P. Morgan Growth Team. Mr. Shapiro will continue to serve on the portfolio management team of the Fund until the third quarter of 2026. Upon the Effective Date, the Fund’s current co-portfolio managers Mr. Playford and Mr. Stein will continue to be responsible for the day-to-day management of the Fund.
Small Cap Equity Fund
SMID Cap Equity Fund
The portfolio management team is led by Don San Jose, Managing Director of JPMIM, and Daniel J. Percella, Managing Director of JPMIM and a CFA charterholder. Mr. San Jose is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Small Cap portfolio management team. Mr. Percella is the co-portfolio manager and shares authority in the day-to-day management of the Fund. Mr. San Jose joined the U.S. Small Cap Equity Group as an analyst in 2004 and became a portfolio manager in 2007. Mr. San Jose has been employed by the firm since 2000. Mr. Percella has been an employee of JPMIM since 2008. Mr. Percella has been a portfolio manager since 2014, and prior to that time he was a research analyst on the Small Cap Active Core team.
Small Cap Growth Fund
The portfolio management team is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, Phillip D. Hart, Managing Director of JPMIM and a CFA charterholder, and Michael Stein, Managing Director of JPMIM and a CFA charterholder. Mr. Shapiro is the lead portfolio manager on the Fund and is Chief Investment Officer of the U.S. Equity Growth Team. Mr. Hart is Head of the U.S. Structured Equity Small and Mid Cap team, and a portfolio manager. An employee since 2003, he has been managing small and mid cap assets for the past 20 years and his responsibilities include managing all of the team’s strategies. Previously, he has held roles as both a fundamental and quantitative research analyst in addition to helping with daily implementation and maintenance of portfolios. Information about Messrs. Shapiro and Stein is discussed earlier in this section.
As noted above, Mr. Shapiro has announced his intentions to step back from portfolio management duties effective in the third quarter of 2026 (the “Effective Date”). Mr. Shapiro will continue as the Chief Investment Officer of the J.P. Morgan Growth Team. Mr. Shapiro will continue to serve on the portfolio management team of the Fund until the third quarter of 2026. Upon the Effective Date, the Fund’s current co-portfolio manager Mr. Stein will become the lead portfolio manager, and Mr. Hart will also continue to be responsible for the day-to-day management of the Fund as co-portfolio manager.
Small Cap Value Fund
U.S. Small Company Fund
The portfolio management team for the Fund utilizes a team-based approach and uses the models, insights and recommendations of the broader U.S. Disciplined Core Equity team. The portfolio management team is comprised of Phillip D. Hart, Wonseok Choi, Akash Gupta and Robert Ippolito. Mr. Hart, a Managing Director of JPMIM and a CFA charterholder, is the lead portfolio manager for the Fund and is primarily responsible for portfolio construction. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group. Mr. Choi, Managing Director and director of U.S. equity quantitative research, is responsible for Strategic Quantitative Research. This entails all aspects of process enhancements including, but not limited to: factors to be included into the investment process as well as refinements to existing factors, portfolio construction as well as our big data efforts. Mr. Gupta, Executive Director, is a research analyst and portfolio manager on the U.S. Disciplined Core Equity team. An employee since 2004, Mr.
184  |  J.P. Morgan U.S. Equity Funds

Gupta previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. He is also a CFA charterholder and a certified Financial Risk Manager (FRM). Mr. Ippolito, Executive Director and CFA charterholder, has served as a portfolio manager of the Fund since May 2021. An employee since 2009, Mr. Ippolito has worked as a portfolio manager in the U.S. Structured Equity Small and Mid-Cap Group since 2021. Prior to becoming a portfolio manager, Mr. Ippolito was a fundamental research analyst within the group. Information about Mr. Hart is discussed earlier in this section.
U.S. Equity Fund
The portfolio managers primarily responsible for daily management of the Fund are Scott Davis, Managing Director of JPMIM, and Shilpee Raina, Managing Director of JPMIM and CFA charterholder, each of whom has day to day management responsibility for a portion of the Fund. Mr. Davis has been an employee since 2006 and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group. Ms. Raina is a portfolio manager on the Large Cap Core Equity Strategy within the U.S. Equity Group. An employee since 2005, Ms. Raina was previously a research analyst on the JPMorgan Equity Income and U.S. Value Funds, concentrating on the consumer sectors. In Mr. Davis or Ms. Raina absence, Mr. David Small will be responsible for day-to-day management of the portfolio. Mr. Small, an employee since 2005 and a portfolio manager since 2016, was the Associate Director of U.S. Equity Research from July 2015 to July 2016 and is currently the Head of U.S. Equity Research. In addition, Mr. Small previously was the insurance analyst on the Fundamental Research team from 2008 to 2016.
U.S. GARP Equity Fund
The portfolio management team for the Fund utilizes a team-based approach and is comprised of Andrew Stern, Wonseok Choi, Lei (Grace) Liu and Ellen Sun. Ms. Liu, Vice President and CFA charterholder, is a generalist research analyst on the U.S. Structured Equity Large Cap team. Ms. Liu has been an employee since 2012. Prior to joining the Structured team, Ms. Liu worked on the Core team as a generalist research analyst for Core Strategies and previously an equity research associate covering large-cap financials. Prior to joining Asset Management, Ms. Liu was a financial analyst at the firm’s Chief Investment Office. Ms. Liu holds a M.S in Finance from Massachusetts Institute of Technology and a B.A. in Economics from Shanghai Jiao Tong University. Ms. Sun, Vice President, is a quantitative analyst within the J.P. Morgan Asset Management U.S. Structured Equity Group. An employee since February 2019, she works on quantitative research related to the portfolio investment process. Ms. Sun graduated sum cum laude with B.A in mathematics and B.A in psychology from New York University. Ms. Sun also holds a Master of Science degree in Financial Engineering from Columbia University. Information about Messrs. Choi and Stern is discussed earlier in this section.
U.S. Large Cap Core Plus Fund
The Fund is managed by Susan Bao, Managing Director of JPMIM and CFA charterholder, Steven G. Lee, Managing Director of JPMIM, Timothy Woodhouse, Managing Director of JPMIM and CFA charterholder and Andrew Stern, Executive Director of JPMIM and CFA charterholder, each of whom has day-to-day management responsibility for the Fund. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2001 and has been employed by the firm since 1997. Mr. Lee is a senior member of the U.S. Equity Core portfolio management team. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of JPMIM since 2004. Mr. Woodhouse is a portfolio manager in the Global Core Equity Group and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 2008. Information about Mr. Stern is discussed earlier in this section.
Mr. Lee has announced his retirement from JPMIM during the third quarter of 2026. Mr. Lee will continue to serve on the portfolio management team of the Fund until his retirement, and upon his retirement the current portfolio managers, Ms. Bao, Mr. Woodhouse and Mr. Stern will continue to be responsible for the day-to-day management of the Fund.
U.S. Research Enhanced Equity Fund
The portfolio management team for the Fund utilizes a team-based approach and uses the models, insights and recommendations of the broader U.S. Core Equity team. The portfolio management team is comprised of Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder, and Timothy Snyder, Executive Director of JPMIM and a CFA charterholder. Mr. Zingone is the lead portfolio manager for the Fund and is primarily responsible for portfolio construction. Mr. Snyder has been a portfolio manager in the U.S. Equity Group since 2013 and a JPMIM employee since 2003. Mr. Snyder joined the U.S. Core Equity team in 2004 and is a CFA and CMT Charterholder. Information about Mr. Zingone is discussed earlier in this section.
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The Funds’ Management and Administration (continued)
U.S. Sustainable Leaders Fund
The portfolio management team utilizes a team-based approach and is comprised of David Small, Managing Director and Danielle Hines, CFA and Managing Director. In seeking to identify sustainable leaders, the team is supported by the insights of JPMIM’s U.S. sector specialist research analysts. An employee of JPMIM since 2011, Ms. Hines currently is an Associate Director of U.S. Equity Research since 2020 and previously worked within JPMIM as a research associate covering the retail sector and as an investment associate on the core portfolio management team. Information about Mr. Small is discussed earlier in this section.
Value Advantage Fund
The portfolio management team is led by Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, and Graham Spence, Executive Director of JPMIM. Mr. Blasdell is the lead portfolio manager of the Fund and is a senior member of the U.S. Equity Value portfolio management team. Mr. Spence joined the U.S. Equity Value team in 2013 as a portfolio analyst dedicated to Value Advantage. Information about Mr. Blasdell is discussed earlier in this section.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The Funds’ Administrator
JPMIM (the Administrator) provides administration services and oversees each Fund’s other service providers. The Administrator receives the following annual fee on behalf of each Fund for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.
The Funds’ Shareholder Servicing Agent
The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee up to 0.25% of the average daily net assets of the Class R2, Class R3 and Class R4 Shares of each Fund and an annual fee of 0.10% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services. Class R6 Shares do not have service fees.
The Funds’ Distributor
JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM.
Additional Compensation to Financial Intermediaries
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees (including, sub-transfer agency and/or networking fees) that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.
186  |  J.P. Morgan U.S. Equity Funds

Investing with J.P. Morgan Funds
Choosing A Share Class
Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.
Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. In addition, each Fund may have a similar name, investment objective and policies as other funds and ETFs advised by the adviser or its affiliates that may have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Please visit www.jpmorganfunds.com to obtain more information concerning these or other share classes, funds or ETFs. A Financial Intermediary may receive different compensation based on the share class sold.
Additional Information that Applies to All Accounts: If your identity or the identity of any other person(s) authorized to act on your behalf cannot be verified, or if potentially criminal activity is identified, the J.P. Morgan Funds and the Distributor reserve the right to reject opening an account for you, close your account, or take such other action they deem reasonable or required by law.
Class R6 Shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

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Investing with J.P. Morgan Funds (continued)
	Class R2	Class R3	Class R4	Class R5	Class R6
Eligibility[1,2]	May be purchased by Group Retirement Plans.[2]	May be purchased by Group Retirement Plans.[2]	May be purchased by Group Retirement Plans.[2]
May be purchased
by
●Group Retirement
Plans,[2]
●Section 529
college savings
plans,
●Current and
future JPMorgan
SmartRetirement
and JPMorgan
SmartRetirement
Blend Funds, and
●Such other J.P.
Morgan Funds of
Funds as are
designated by the
J.P. Morgan Funds
Board of
Trustees.

May be purchased
by
●Group Retirement
Plans,[2]
●Section 529
college savings
plans
●J.P. Morgan Funds
of Funds (to the
extent permitted
by a Fund’s
investment
strategies)
●Mutual Funds,
ETFs, and other
registered
investment
companies and
Collective
Investment Trusts
not affiliated with
JPMIM
●Investors through
a fee-based
advisory program
of a financial
intermediary that
has entered into a
written
agreement with
the Distributor to
offer such shares
through an
omnibus account
held at the Fund
●Certain
discretionary
accounts at
JPMIM or
JPMorgan Chase
Bank NA or their
affiliates (the
Investment
Manager) as
defined below
●Institutional
Investors, as
described below
●Other Investors,
as described
below
●For the JPMorgan
Equity Premium
Income Fund
only, Exchanged
Class R6
Shareholders[3]

188  |  J.P. Morgan U.S. Equity Funds

	Class R2	Class R3	Class R4	Class R5	Class R6
Minimum Investment[2,4]	No minimum	No minimum	No minimum	No minimum	$5,000,000 – Discretionary Accounts $5,000,000 – Institutional Investors $15,000,000 – Other Investors There is no minimum for other Class R6 eligible investors as described in “Eligibility,” above.
Minimum Subsequent Investments	No minimum	No minimum	No minimum	No minimum	No minimum
Distribution (12b- 1) Fee	0.50% of the average daily net assets.	0.25% of the average daily net assets.	None	None	None
Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.	None
Redemption Fee	None	None	None	None	None

1
Certain Funds and/or classes are may be subject to limited offering. Please see the FUNDS SUBJECT TO A LIMITED OFFERING section for more information about applicable limited offerings.
2
For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
3
A Financial Intermediary through which investors hold Class A, Class C and/or Class I Shares of the JPMorgan Equity Premium Income Fund that has determined to discontinue offering such Classes of the Fund on its brokerage platform may seek approval from the Distributor to exchange only shares of its existing Fund shareholders in such Classes to Class R6 Shares of the Fund. If approved, the Financial Intermediary must enter into a written agreement with the Distributor. Shareholders that have current shares exchanged for Class R6 Shares under this provision may purchase additional Class R6 Shares of the Fund so long as they retain exchanged shares.
4
Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.
Accounts may be opened either directly with the Funds’ transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.
●
Class R4, Class R5 and Class R6 Shares are not subject to Rule 12b-1 fees.
●
Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing service fees.
●
A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.
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Investing with J.P. Morgan Funds (continued)
Class R5 Shares may be held by shareholders of the Large Cap Value Fund who would not otherwise be eligible to own Class R5 Shares but who received the Large Cap Value Fund Class R5 Shares in connection with reorganization of the JPMorgan Value Opportunities Fund into the Large Cap Value Fund. Such shareholders can continue to purchase the Class R5 Shares in accounts which existed at the time of the reorganization.
Shareholders of the JPMorgan Equity Index Trust as of August 1, 2016 who would not otherwise be eligible to own Class R6 Shares are eligible to purchase Class R6 Shares of the Equity Index Fund.
Group Retirement Plans
The only retirement plans that are eligible to purchase Class R2, Class R3, Class R4, Class R5 and Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan generally must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, group annuity separate accounts offered to retirement plans, and non-qualified deferred compensation plans. Group Retirement Plans do not include traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans. Individual retirement plans held through a retirement plan recordkeeper may be eligible for these share classes with approval of the Fund and its Distributor.
Discretionary Accounts
Class R6 Shares may also be purchased by an account for an investor:
1.
Whose investments in a Fund are made and directed on their behalf by investment representatives at JPMIM or JPMorgan Chase Bank NA or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and
2.
Whose account’s initial investment in a Fund is at least $5,000,000. An investor can combine purchases of Class R6 Shares with Class R6 Shares of other JPMorgan Funds in order to meet the applicable minimum investment.
Institutional Investors
Class R6 Shares may also be purchased by institutional investors whose initial investment in a Fund is at least $5,000,000. Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.
Other Investors
Class R6 Shares also may be purchased in other accounts whose initial investment in a Fund is at least $15,000,000. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.
Certain Financial Intermediaries may not make Class R6 Shares available for purchase.
College Savings Plans
To be eligible to invest in Class R5 and Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.
Financial Intermediary Compensation
The following section describes the various fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.
190  |  J.P. Morgan U.S. Equity Funds

Class R6 Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from the Fund assets or the Distributor’s or an affiliate’s resources any commission payments, service fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) directly tied to assets invested in Class R6 Shares. This restriction does not apply to fees paid to a Financial Intermediary by an affiliate of the Distributor from its fees for retirement plan recordkeeping services.
To obtain information, see below, visit www.jpmorganfunds.com or call 1-800-480-4111.
Rule 12b–1 Fees
Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 and Class R3 Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.
The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:
Class	Rule 12b-1 Fee
Class R2	0.50%
Class R3	0.25%
Class R4	None
Class R5	None
Class R6	None
Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Service Fees
JPMDS, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of the applicable class of a Fund).
Class	Service Fee
Class R2	0.25%
Class R3	0.25%
Class R4	0.25%
Class R5	0.10%
Class R6	None
JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.
Networking and Sub-Transfer Agency Fees
JPMDS, as shareholder servicing agent, has entered into agreements with Financial Intermediaries pursuant to which the Financial Intermediary is paid for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. Payments to Financial Intermediaries for sub-transfer agency services will be made by JPMDS, as shareholder servicing agent, from the service fee. From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.
Purchasing Fund Shares
You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.
November 1, 2025  |  191

Investing with J.P. Morgan Funds (continued)
Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The J.P. Morgan Funds are open for business on each day the NYSE is open for trading. A purchase or redemption order received by the J.P. Morgan Funds prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (Funds Close), on a day the J.P. Morgan Funds are open for business, will be effected at that day’s NAV. The J.P. Morgan Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the Funds Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Funds Close and communicated to the J.P. Morgan Funds prior to such time as agreed upon by the J.P. Morgan Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.
A purchase order must be supported by all appropriate documentation and information in the proper form. The J.P. Morgan Funds may refuse to honor incomplete purchase orders.
Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.
If you purchase shares through your Financial Intermediary, contact your investment representative for its requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the J.P. Morgan Funds. Your Financial Intermediary may have an earlier cut-off time for purchase orders.
If you purchase shares directly with the Funds, see the information below.
HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account
By Phone or Online

1-800-480-4111
Shareholder Services representatives
are available Monday through Friday
from 8:00 am to 6:00 pm ET.

www.jpmorganfunds.com
Note: Certain account types are not
available for online account access.
Please call for additional information.

A new account may not be opened by
phone or online.

A new fund position can be added to an
existing account by phone or online if
you have bank information on file. The
minimum initial investment
requirement must be met.

You must already have bank
information on file. If we do not have
bank information on file, you must
submit written instructions. Please call
for instructions on how to add bank
information to your account.

By Mail

Regular mailing address:
J.P. Morgan Funds Services
P.O. Box 219143
Kansas City, MO 64121-9143

Overnight mailing address:
J.P. Morgan Funds Services
430 W 7th Street, Suite 219143
Kansas City, MO 64105-1407
Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section.	Please mail your check and include your name, the Fund name, and your fund account number.
All checks must be made payable to one of the following:
●J.P. Morgan Funds; or
●The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds and/or the
Distributor reserve the right to refuse “third-party” checks and checks drawn on non-
U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P.
Morgan Funds or a Fund are considered third-party checks.

192  |  J.P. Morgan U.S. Equity Funds

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account
By Wire[1]

1-800-480-4111

Wire Instructions:
DST Asset Manager Solutions, Inc.
As Agent for J.P. Morgan Funds
383 Madison Avenue
New York, NY 10179

ABA: 021 000 021
DDA: 323 125 832
FBO: Fund Name
Fund: Fund #
Account: Your Account # and
Your Account Registration
Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.
1
The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.
Transactions by phone, fax or the Internet
You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore, please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. If you purchased shares directly with the J.P. Morgan Funds, you may revoke your right to make purchases over the phone, fax or the internet by mailing written instructions to us. If you purchased shares through your Financial Intermediary, contact your investment representative regarding your ability to revoke or modify your purchase rights.
You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.
Additional Information Regarding Purchases
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. A Fund is required by law to reject your Account Application if the required identifying information is not provided.
We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.
Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds and/or the Distributor reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.
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Investing with J.P. Morgan Funds (continued)
Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.
Exchanging Fund Shares
An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.
EXCHANGE PRIVILEGES
Class R2 Shares of a Fund may be exchanged for:
●Class R2 Shares of another J.P. Morgan Fund,
●Another share class of the same Fund if you are eligible to purchase that class.
Class R3 Shares of a Fund may be exchanged for:
●Class R3 Shares of another J.P. Morgan Fund,
●Another share class of the same Fund if you are eligible to purchase that class.
Class R4 Shares of a Fund may be exchanged for:
●Class R4 Shares of another J.P. Morgan Fund,
●Another share class of the same Fund if you are eligible to purchase that class.
Class R5 Shares of a Fund may be exchanged for:
●Class R5 Shares of another J.P. Morgan Fund,
●Another share class of the same Fund if you are eligible to purchase that class.
Class R6 Shares of a Fund may be exchanged for:
●Class R6 Shares of another J.P. Morgan Fund,
●Another share class of the same Fund if you are eligible to purchase that class.
The following rules and procedures apply to exchanges:
●
All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.
●
The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.
●
All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.
●
In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.
●
A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.
●
The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.
Following an exchange, the fees and expenses of the new share class may be higher than those of the class you previously held. You should carefully review the prospectus for the new share class, including information on the fees, expenses and exchange features of the new share class, or contact your Financial Intermediary for more information.
Tax Consequences on Exchanges
Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.
194  |  J.P. Morgan U.S. Equity Funds

Redeeming Fund Shares
If you sell shares through your Financial Intermediary, contact your investment representative for its requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the J.P. Morgan Funds. Your Financial Intermediary may have an earlier cut-off time for redemption orders.
If you sell shares directly with a Fund, see the information below.
Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.
HOW TO REDEEM
By Phone or Online Note: Certain account types are not available for online account access. Please call for additional information.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 6:00 pm ET. www.jpmorganfunds.com
By Mail
Regular mailing address:
J.P. Morgan Funds Services
P.O. Box 219143
Kansas City, MO 64121-9143

Overnight mailing address:
J.P. Morgan Funds Services
430 W 7th Street, Suite 219143
Kansas City, MO 64105-1407

1
You cannot request a redemption by check to be sent to an address updated within 15 days.
You may redeem some or all of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).
If a Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.
All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation.
For accounts held directly with the Funds, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by wire or check. The Funds typically expect to make payments of redemption proceeds by wire on the next business day following receipt of the redemption order by the Funds. For payment by check, the Funds typically expect to mail the check on the next business day following receipt of the redemption order by the Funds.
For accounts held through Financial Intermediaries, the length of time that the Funds typically expect to pay redemption proceeds depends on the method of payment and the agreement between the Financial Intermediary and the Funds. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or by mailing a check on the next business day following the Fund’s receipt of a redemption order from the Financial Intermediary. For payments that are made to your Financial Intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the Financial Intermediary within 1 to 3 business days following the Fund’s receipt of the redemption order from the Financial Intermediary.
Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to seven days as permitted by the 1940 Act.
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Investing with J.P. Morgan Funds (continued)
Transactions by phone, fax or the Internet
You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore, please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. If you purchased shares directly with the J.P. Morgan Funds, you may revoke your right to make redemptions over the phone, fax or the internet by mailing written instructions to us. If you purchased shares through your Financial Intermediary, contact your investment representative regarding your ability to revoke or modify your redemption rights.
You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.
Additional Information Regarding Redemptions
Medallion signature guarantees may be required if:
●
You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or
●
You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.
The J.P. Morgan Funds may refuse to honor incomplete redemption orders.
The J.P. Morgan Funds may suspend your ability to redeem when:
1.
Trading on the NYSE is restricted;
2.
The NYSE is closed (other than weekend and holiday closings);
3.
Federal securities laws permit;
4.
The SEC has permitted a suspension; or
5.
An emergency exists, as determined by the SEC.
You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.
Generally, all redemptions will be for cash. The J.P. Morgan Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by borrowing from another Fund, by drawing on a line of credit from a bank, or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. In addition to paying redemption proceeds in cash, if you redeem shares worth $250,000 or more, the J.P. Morgan Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the J.P. Morgan Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.
The Funds and their service providers may temporarily hold redemption proceeds from accounts maintained directly with the Funds if there is a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who the member reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.
196  |  J.P. Morgan U.S. Equity Funds

Minimum Account Balance
If your account value falls below the required minimum balance, that Fund and/or the Distributor reserve the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.
Closings, Reorganizations and Liquidations
To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.
Funds Subject to a Limited Offering
Certain Funds are offered on a limited basis as described below. Except as otherwise described below, shareholders permitted to continue to purchase include shareholders of record and if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.
JPMorgan Small Cap Growth Fund
Effective as of the close of business on February 5, 2021 (the “Closing Date”), the JPMorgan Small Cap Growth Fund (the “Fund”) became offered on a limited basis and investors are not eligible to purchase shares of the Fund, except as described below. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.
The following groups will be permitted to continue to purchase Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase:
●
Shareholders of record of the Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;
●
Shareholders of record of the Fund as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;
●
Group Retirement Plans (as defined in the glossary) (and their successor, related and affiliated plans), which have the Fund available to participants on or before the Closing Date may continue to open accounts for new participants and can purchase additional shares in existing participant accounts. A new Group Retirement Plan may establish a new account with the Fund only if the Plan has been accepted for investment by the Fund and its distributor by May 31, 2021, and the plan’s account with the Fund must be either funded by the plan or available to participant directed investments by July 30, 2021;
●
Institutional investors (including successor, related, or affiliated accounts) may establish a new account with the Fund only if the account has been accepted for investment by the Fund and its distributor by the Closing Date, and the account with the Fund must be funded by July 30, 2021 (Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account. These accounts may not be held for the benefit of multiple underlying, unrelated investors.);
●
Fully discretionary fee-based advisory programs, where investment discretion (fund and investment allocations)solely reside with the Financial Intermediary’s home office and where the Financial Intermediary’s home office has full authority to make investment changes without approval from the shareholder, may continue to utilize the Fund for new and existing program accounts. These programs must be accepted for continued investment by the Fund and its distributor by the Closing Date. Additionally, after the Closing Date, new fully discretionary fee-based advisory programs may utilize the Fund for program accounts only with the approval by the Fund and its distributor;
●
Registered Investment Advisory firms who have included the Fund in their discretionary models by the closing date and utilize an approved clearing platform may continue to make Fund shares available to new and existing accounts. These particular firms must be accepted for continued investment by the Fund and its distributor on or before the Closing Date;
●
Other fee-based advisory programs (including Rep as Advisor and Portfolio Manager programs) may continue to utilize the Fund for existing program accounts, but will not be able to open new program accounts after the Closing Date; and
●
Named investment professionals listed in the Fund’s prospectus may utilize the Fund for both new accounts and existing Fund accounts.
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Investing with J.P. Morgan Funds (continued)
Additional information that applies to all limited offerings:
If all shares of a Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund unless a former shareholder makes his or her repurchase within 90 days of the redemption. However, these repurchase restrictions do not apply to Group Retirement Plans that are eligible to continue to invest under the limited offering, as described above. If shares are purchased through a Financial Intermediary, contact your investment representative for their requirements and procedures.
If a Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.
The J.P. Morgan Funds reserve the right to change these policies at any time.
Frequent Trading Policy
J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.
J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.
Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.
The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.
J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.
J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:
1.
Trades that occur through omnibus accounts at Financial Intermediaries as described above;
2.
Purchases, redemptions and exchanges made on a systematic basis;
3.
Automatic reinvestments of dividends and distributions;
198  |  J.P. Morgan U.S. Equity Funds

4.
Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;
5.
Redemptions of shares to pay fund or account fees;
6.
Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;
7.
Transactions in Section 529 college savings plans;
8.
Transactions in Fund of Fund Products; and
9.
Transactions within a Retirement account such as:
●
Shares redeemed to return an excess contribution;
●
Transactions initiated by sponsors of group employee benefit plans or other related accounts;
●
Retirement plan contributions, loans, distributions, and hardship withdrawals;
●
IRA re-characterizations and conversions; and
●
IRA purchases of shares by asset transfer or direct rollover.
In addition to rejecting purchases in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.
Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Duration Core Plus Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.
Valuation
Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and service fees.
The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.
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Investing with J.P. Morgan Funds (continued)
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange-traded futures are valued at the last sale price available prior to the calculation of a Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.
Distributions and Taxes
Each Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. Each Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Growth Advantage Fund, Large Cap Growth Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Blend Fund, Small Cap Equity Fund, Small Cap Growth Fund, SMID Cap Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Small Company Fund, U.S. Sustainable Leaders Fund and Value Advantage Fund generally distribute net investment income, if any, at least annually. The Diversified Fund, Equity Index Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Value Fund, Small Cap Value Fund, U.S. Equity Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund generally distribute net investment income, if any, at least quarterly. The Equity Income Fund and Equity Premium Income Fund generally distributes net investment income, if any, at least monthly. The Equity Premium Income Fund declares dividends of investment income, if any, daily and distributes net investment income, if any, at least monthly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.
Because the Equity Premium Income Fund seeks to provide monthly distributions at a relatively stable level, there is a risk that shareholders may periodically receive distributions which constitute a return of capital for tax purposes. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.
You have the following options for your distributions. You may:
●
Reinvest all distributions in additional Fund shares;
●
Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;
●
Take distributions of net capital gain in cash and reinvest distributions of net investment income; or
●
Take all distributions in cash.
200  |  J.P. Morgan U.S. Equity Funds

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, or you are a tax-exempt investor, if you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares. To avoid buying a dividend, please check a Fund’s Dividend and Capital Gain Schedule before you invest.
A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.
A Fund’s investments in certain debt securities, mortgage-backed securities and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.
The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.
November 1, 2025  |  201

Investing with J.P. Morgan Funds (continued)
Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.
Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS
Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic redemptions.
Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.
Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
Shareholder Statements and Reports
The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.
To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.
If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.
After each fiscal half year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.
If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 219143, Kansas City, MO 64121-9143, call 1-800-480-4111 or visit www.jpmorganfunds.com.
202  |  J.P. Morgan U.S. Equity Funds

Portfolio Holdings Disclosure
On each business day, the Equity Premium Income Fund will disclose on its website a schedule of the portfolio holdings of the Fund as of the prior business day. To the extent shareholders have questions about the Fund's schedule of portfolio holdings, or wish to receive hard copies, they may call 1-800-480-4111 at no charge.
No sooner than 15 days after the end of each month, each Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month. In addition to providing these schedules upon request, the Funds will post these schedules on the J.P. Morgan Funds' website at www.jpmorganfunds.com.
Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.
Each Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.
In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.
Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days for the Diversified Fund and 5 calendar days for the remaining Funds, after month’s end.
In addition, except for the Equity Premium Income Fund and Hedged Equity Fund, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance may be posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days for the Diversified Fund and 5 calendar days for the remaining Funds, after month end.
Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Statement of Additional Information.
November 1, 2025  |  203

Glossary of Common Investment Terminology
For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.
Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.
Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.
Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.
Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan generally must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and
●
Shares must be held at a plan level or
●
Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.
Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, group annuity separate accounts offered to retirement plans and non-qualified deferred compensation plans. Group Retirement Plans do not include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans. Individual retirement plans held through a retirement plan recordkeeper may be eligible for these share classes with approval of the Fund and its Distributor.
Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.
Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.
Wire — Refers to the method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.
204  |  J.P. Morgan U.S. Equity Funds

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Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for the past five fiscal years or the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s Financial Statements and Other Information, which is available online at www.jpmorganfunds.com or upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.
To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class R6
Year Ended June 30, 2025	$15.52	$0.41	$1.18	$1.59	$(0.45)	$(0.23)	$(0.68)
Year Ended June 30, 2024	13.80	0.31	1.63	1.94	(0.22)	—	(0.22)
Year Ended June 30, 2023	13.63	0.24	0.91	1.15	(0.25)	(0.73)	(0.98)
Year Ended June 30, 2022	18.57	0.20	(1.99)	(1.79)	(0.32)	(2.83)	(3.15)
Year Ended June 30, 2021	15.60	0.28	4.32	4.60	(0.33)	(1.30)	(1.63)

(a)
Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)
Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)
Does not include expenses of Underlying Funds.
206  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000’s)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$16.43	10.46%	$220,743	0.53%	2.61%	0.68%	83%
15.52	14.10	220,355	0.55	2.16	0.67	63
13.80	8.84	227,620	0.54	1.80	0.65	94
13.63	(12.14)	475,991	0.53	1.20	0.63	94
18.57	30.48	592,125	0.52	1.58	0.64	119
November 1, 2025  |  207

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class R2
Year Ended June 30, 2025	$23.36	$0.31	$2.65	$2.96	$(0.32)	$(1.50)	$(1.82)
Year Ended June 30, 2024	21.73	0.34	1.81	2.15	(0.36)	(0.16)	(0.52)
Year Ended June 30, 2023	21.04	0.34	1.10	1.44	(0.36)	(0.39)	(0.75)
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Class R3
Year Ended June 30, 2025	23.47	0.37	2.67	3.04	(0.39)	(1.50)	(1.89)
Year Ended June 30, 2024	21.83	0.40	1.81	2.21	(0.41)	(0.16)	(0.57)
Year Ended June 30, 2023	21.13	0.40	1.11	1.51	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Class R4
Year Ended June 30, 2025	23.96	0.44	2.73	3.17	(0.44)	(1.50)	(1.94)
Year Ended June 30, 2024	22.28	0.46	1.85	2.31	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2023	21.54	0.46	1.14	1.60	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Class R5
Year Ended June 30, 2025	24.00	0.48	2.73	3.21	(0.48)	(1.50)	(1.98)
Year Ended June 30, 2024	22.31	0.50	1.85	2.35	(0.50)	(0.16)	(0.66)
Year Ended June 30, 2023	21.58	0.50	1.12	1.62	(0.50)	(0.39)	(0.89)
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Class R6
Year Ended June 30, 2025	23.98	0.51	2.73	3.24	(0.51)	(1.50)	(2.01)
Year Ended June 30, 2024	22.29	0.52	1.86	2.38	(0.53)	(0.16)	(0.69)
Year Ended June 30, 2023	21.56	0.52	1.13	1.65	(0.53)	(0.39)	(0.92)
Year Ended June 30, 2022	22.76	0.46	(0.77)	(0.31)	(0.45)	(0.44)	(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
208  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$24.50	12.87%	$93,165	1.20%	1.27%	1.20%	20%
23.36	10.04	96,550	1.21	1.52	1.21	20
21.73	6.84	104,930	1.20	1.57	1.21	8
21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16

24.62	13.13	168,022	0.95	1.53	0.95	20
23.47	10.32	175,779	0.95	1.78	0.95	20
21.83	7.13	229,745	0.95	1.83	0.95	8
21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16

25.19	13.47	127,515	0.70	1.78	0.70	20
23.96	10.56	201,402	0.70	2.03	0.70	20
22.28	7.44	252,731	0.70	2.09	0.70	8
21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16

25.23	13.62	691,394	0.55	1.93	0.55	20
24.00	10.76	862,123	0.55	2.19	0.55	20
22.31	7.54	1,247,583	0.55	2.23	0.55	8
21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16

25.21	13.74	22,042,487	0.45	2.03	0.45	20
23.98	10.88	21,919,414	0.45	2.28	0.45	20
22.29	7.65	22,139,090	0.45	2.34	0.45	8
21.56	(1.62)	20,740,383	0.45	1.99	0.45	15
22.76	40.51	19,952,074	0.45	1.98	0.46	16
November 1, 2025  |  209

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class R6
Year Ended June 30, 2025	$81.93	$1.12	$11.20	$12.32	$(1.12)	$—	$(1.12)
Year Ended June 30, 2024	66.77	1.07	15.15	16.22	(1.06)	—	(1.06)
Year Ended June 30, 2023	56.83	1.00	9.95	10.95	(1.00)	(0.01)	(1.01)
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Net expenses for Class R6 Shares are 0.044% for the year ended June 30, 2025, 0.044% for the year ended June 30, 2024, 0.045% for the year ended June 30, 2023, 0.045% for the year ended June 30, 2022 and 0.044% for the year ended June 30, 2021.
210  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$93.13	15.12%	$8,845,652	0.04%(d)	1.29%	0.12%	12%
81.93	24.51	8,029,206	0.04(d)	1.48	0.12	5
66.77	19.51	6,194,790	0.05(d)	1.65	0.13	15
56.83	(10.67)	5,395,106	0.05(d)	1.39	0.13	11
65.35	40.77	4,793,114	0.04(d)	1.49	0.13	26
November 1, 2025  |  211

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class R5
Year Ended June 30, 2025	$14.07	$1.20	$(0.04)	$1.16	$(1.18)	$14.05
Year Ended June 30, 2024	13.72	1.03	0.35	1.38	(1.03)	14.07
Year Ended June 30, 2023	13.79	1.45	0.01	1.46	(1.53)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Class R6
Year Ended June 30, 2025	14.06	1.19	—(d)	1.19	(1.20)	14.05
Year Ended June 30, 2024	13.72	1.04	0.34	1.38	(1.04)	14.06
Year Ended June 30, 2023	13.80	1.45	0.01	1.46	(1.54)	13.72
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Amount rounds to less than $0.005.
212  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

8.42%	$533	0.45%	8.39%	0.47%	178%
10.48	300	0.45	7.49	0.54	176
11.23	712	0.45	10.69	0.46	189
(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217

8.62	1,010,271	0.34	8.31	0.34	178
10.51	1,240,522	0.35	7.55	0.35	176
11.26	1,571,873	0.35	10.68	0.35	189
(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
November 1, 2025  |  213

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class R2
Year Ended June 30, 2025	$36.44	$(0.26)	$5.45	$5.19	$—	$(2.39)	$(2.39)
Year Ended June 30, 2024	27.58	(0.21)	9.27	9.06	—	(0.20)	(0.20)
Year Ended June 30, 2023	22.14	(0.14)	5.67	5.53	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.24	(0.21)	(5.95)	(6.16)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Class R3
Year Ended June 30, 2025	37.20	(0.17)	5.57	5.40	—	(2.39)	(2.39)
Year Ended June 30, 2024	28.08	(0.13)	9.45	9.32	—	(0.20)	(0.20)
Year Ended June 30, 2023	22.48	(0.09)	5.78	5.69	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.61	(0.14)	(6.05)	(6.19)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Class R4
Year Ended June 30, 2025	39.59	(0.08)	5.94	5.86	—	(2.39)	(2.39)
Year Ended June 30, 2024	29.80	(0.06)	10.05	9.99	—	(0.20)	(0.20)
Year Ended June 30, 2023	23.79	(0.02)	6.12	6.10	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.21	(0.10)	(6.38)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Class R5
Year Ended June 30, 2025	41.05	(0.02)	6.17	6.15	—	(2.39)	(2.39)
Year Ended June 30, 2024	30.85	(0.01)	10.41	10.40	—	(0.20)	(0.20)
Year Ended June 30, 2023	24.59	0.01	6.34	6.35	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.18	(0.05)	(6.60)	(6.65)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Class R6
Year Ended June 30, 2025	41.62	0.02	6.26	6.28	—	(2.39)	(2.39)
Year Ended June 30, 2024	31.24	0.03	10.55	10.58	—	(0.20)	(0.20)
Year Ended June 30, 2023	24.88	0.04	6.41	6.45	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.52	(0.01)	(6.69)	(6.70)	—	(4.94)	(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
214  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$39.24	14.43%	$13,676	1.26%	(0.07)%	1.39%	36%
36.44	33.00	11,464	1.30	(0.67)	1.42	28
27.58	25.08	6,945	1.30	(0.60)	1.44	38
22.14	(22.71)	4,972	1.32	(0.75)	1.56	33
33.24	47.18	510	1.39	(0.79)	1.66	43

40.21	14.71	43,160	1.01	(0.45)	1.11	36
37.20	33.34	30,327	1.05	(0.42)	1.14	28
28.08	25.41	27,413	1.05	(0.36)	1.15	38
22.48	(22.54)	13,221	1.08	(0.50)	1.16	33
33.61	47.60	5,089	1.14	(0.54)	1.17	43

43.06	14.99	48,257	0.76	(0.20)	0.86	36
39.59	33.67	43,769	0.80	(0.17)	0.88	28
29.80	25.74	24,519	0.80	(0.09)	0.89	38
23.79	(22.32)	15,452	0.83	(0.30)	0.89	33
35.21	47.91	22,559	0.88	(0.29)	0.88	43

44.81	15.17	170,124	0.61	(0.05)	0.71	36
41.05	33.85	123,217	0.65	(0.02)	0.73	28
30.85	25.92	104,828	0.65	0.05	0.74	38
24.59	(22.18)	103,367	0.68	(0.15)	0.74	33
36.18	48.16	141,386	0.73	(0.14)	0.73	43

45.51	15.27	9,980,359	0.51	0.05	0.61	36
41.62	34.01	9,345,278	0.55	0.08	0.63	28
31.24	26.02	7,474,875	0.55	0.15	0.64	38
24.88	(22.11)	5,407,723	0.58	(0.03)	0.64	33
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
November 1, 2025  |  215

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Hedged Equity Fund
Class R5
Year Ended June 30, 2025	$31.21	$0.29	$1.97	$2.26	$(0.29)	$33.18
Year Ended June 30, 2024	27.71	0.31	3.50	3.81	(0.31)	31.21
Year Ended June 30, 2023	24.32	0.31	3.39	3.70	(0.31)	27.71
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)	24.32
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)	26.02
Class R6
Year Ended June 30, 2025	31.23	0.34	1.95	2.29	(0.33)	33.19
Year Ended June 30, 2024	27.73	0.34	3.50	3.84	(0.34)	31.23
Year Ended June 30, 2023	24.33	0.33	3.40	3.73	(0.33)	27.73
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)	24.33
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)	26.04

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
216  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
		Ratios to average net assets
Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

7.26%	$3,132	0.43%	0.91%	0.43%	29%
13.84	5,790	0.42	1.09	0.43	37
15.34	6,044	0.43	1.21	0.43	27
(5.68)	5,335	0.43	0.92	0.43	44
20.01	6,024	0.44	1.03	0.45	39

7.35	2,038,756	0.32	1.03	0.32	29
13.95	2,230,651	0.32	1.19	0.33	37
15.49	1,594,675	0.33	1.30	0.33	27
(5.61)	1,614,304	0.33	1.02	0.33	44
20.11	1,591,643	0.33	1.14	0.34	39
November 1, 2025  |  217

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 2 Fund
Class R5
Year Ended June 30, 2025	$17.55	$0.16	$1.31	$1.47	$(0.16)	$—	$(0.16)
Year Ended June 30, 2024	15.76	0.17	1.79	1.96	(0.17)	—	(0.17)
Year Ended June 30, 2023	14.89	0.17	1.70	1.87	(0.18)	(0.82)	(1.00)
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Year Ended June 30, 2025	17.56	0.19	1.30	1.49	(0.18)	—	(0.18)
Year Ended June 30, 2024	15.77	0.19	1.79	1.98	(0.19)	—	(0.19)
Year Ended June 30, 2023	14.90	0.18	1.70	1.88	(0.19)	(0.82)	(1.01)
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)	—	(0.14)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)	—	(0.02)

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Commencement of operations.
(g)
Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
218  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000’s)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$18.86	8.40%	$1,081	0.45%	0.89%	0.45%	42%
17.55	12.56	878	0.45	1.07	0.49	42
15.76	13.24	820	0.45	1.16	0.46	35
14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45(g)	0.99(g)	0.88(g)	6

18.87	8.52	432,133	0.34	1.04	0.34	42
17.56	12.67	414,336	0.34	1.19	0.34	42
15.77	13.34	476,641	0.35	1.20	0.36	35
14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35(g)	1.04(g)	0.43(g)	6
November 1, 2025  |  219

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 3 Fund
Class R5
Year Ended June 30, 2025	$18.32	$0.17	$1.34	$1.51	$(0.17)	$—	$(0.17)
Year Ended June 30, 2024	15.67	0.17	2.65	2.82	(0.17)	—	(0.17)
Year Ended June 30, 2023	14.37	0.16	1.46	1.62	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Year Ended June 30, 2025	18.32	0.19	1.33	1.52	(0.18)	—	(0.18)
Year Ended June 30, 2024	15.67	0.20	2.64	2.84	(0.19)	—	(0.19)
Year Ended June 30, 2023	14.37	0.18	1.46	1.64	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)	—	(0.13)
February 26, 2021 (f) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)	—	(0.02)

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Commencement of operations.
(g)
Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
220  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000’s)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$19.66	8.24%	$32	0.44%	0.91%	0.46%	44%
18.32	18.10	24	0.45	1.04	1.59	56
15.67	11.44	26	0.45	1.13	0.46	48
14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45(g)	0.96(g)	3.22(g)	7

19.66	8.34	317,998	0.34	0.99	0.34	44
18.32	18.23	365,597	0.34	1.18	0.34	56
15.67	11.59	185,746	0.35	1.21	0.36	48
14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35(g)	1.10(g)	0.64(g)	7
November 1, 2025  |  221

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class R2
Year Ended June 30, 2025	$67.88	$(0.24)	$9.83	$9.59	$—	$(0.80)	$(0.80)
Year Ended June 30, 2024	50.29	(0.27)(d)	17.86	17.59	—	—	—
Year Ended June 30, 2023	41.49	(0.01)	10.16	10.15	—	(1.35)	(1.35)
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Class R3
Year Ended June 30, 2025	73.08	(0.07)	10.60	10.53	—	(0.80)	(0.80)
Year Ended June 30, 2024	54.04	(0.16)(d)	19.23	19.07	(0.03)	—	(0.03)
Year Ended June 30, 2023	44.45	0.10	10.91	11.01	(0.07)	(1.35)	(1.42)
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Class R4
Year Ended June 30, 2025	74.52	0.12	10.83	10.95	—	(0.80)	(0.80)
Year Ended June 30, 2024	55.02	0.01	19.58	19.59	(0.09)	—	(0.09)
Year Ended June 30, 2023	45.23	0.19	11.13	11.32	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Class R5
Year Ended June 30, 2025	77.47	0.24	11.28	11.52	(0.10)	(0.80)	(0.90)
Year Ended June 30, 2024	57.16	0.11	20.34	20.45	(0.14)	—	(0.14)
Year Ended June 30, 2023	46.91	0.30	11.53	11.83	(0.23)	(1.35)	(1.58)
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Class R6
Year Ended June 30, 2025	78.50	0.33	11.41	11.74	(0.17)	(0.80)	(0.97)
Year Ended June 30, 2024	57.91	0.18	20.61	20.79	(0.20)	—	(0.20)
Year Ended June 30, 2023	47.51	0.35	11.69	12.04	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2022	68.18	0.19	(11.62)	(11.43)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
222  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$76.67	14.16%	$273,635	1.18%	(0.34)%	1.26%	52%
67.88	34.98	235,641	1.19	(0.48)(d)	1.25	32
50.29	25.02	128,368	1.18	(0.03)	1.27	42
41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58

82.81	14.44	834,854	0.93	(0.09)	0.99	52
73.08	35.31	723,139	0.94	(0.26)(d)	0.99	32
54.04	25.33	359,223	0.93	0.21	1.01	42
44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58

84.67	14.73	725,170	0.68	0.16	0.74	52
74.52	35.64	699,826	0.69	0.02	0.74	32
55.02	25.65	486,413	0.68	0.40	0.76	42
45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58

88.09	14.90	992,766	0.53	0.30	0.59	52
77.47	35.84	992,330	0.54	0.18	0.59	32
57.16	25.85	957,188	0.53	0.61	0.61	42
46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58

89.27	15.01	72,508,865	0.43	0.41	0.49	52
78.50	35.98	61,059,217	0.44	0.27	0.49	32
57.91	25.98	37,609,592	0.43	0.68	0.51	42
47.51	(20.29)	16,482,609	0.44	0.30	0.51	50
68.18	41.70	19,127,249	0.43	0.04	0.51	58
November 1, 2025  |  223

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class R2
Year Ended June 30, 2025	$20.13	$0.18	$2.36	$2.54	$(0.17)	$(1.90)	$(2.07)
Year Ended June 30, 2024	18.73	0.23	2.10	2.33	(0.22)	(0.71)	(0.93)
Year Ended June 30, 2023	17.72	0.19	1.80	1.99	(0.19)	(0.79)	(0.98)
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Class R3
Year Ended June 30, 2025	19.84	0.23	2.31	2.54	(0.22)	(1.90)	(2.12)
Year Ended June 30, 2024	18.47	0.27	2.08	2.35	(0.27)	(0.71)	(0.98)
Year Ended June 30, 2023	17.49	0.24	1.77	2.01	(0.24)	(0.79)	(1.03)
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Class R4
Year Ended June 30, 2025	20.38	0.28	2.38	2.66	(0.26)	(1.90)	(2.16)
Year Ended June 30, 2024	18.94	0.33	2.13	2.46	(0.31)	(0.71)	(1.02)
Year Ended June 30, 2023	17.92	0.30	1.80	2.10	(0.29)	(0.79)	(1.08)
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Class R5
Year Ended June 30, 2025	20.17	0.31	2.36	2.67	(0.30)	(1.90)	(2.20)
Year Ended June 30, 2024	18.75	0.35	2.12	2.47	(0.34)	(0.71)	(1.05)
Year Ended June 30, 2023	17.75	0.31	1.79	2.10	(0.31)	(0.79)	(1.10)
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Class R6
Year Ended June 30, 2025	19.99	0.33	2.34	2.67	(0.32)	(1.90)	(2.22)
Year Ended June 30, 2024	18.60	0.37	2.09	2.46	(0.36)	(0.71)	(1.07)
Year Ended June 30, 2023	17.61	0.33	1.78	2.11	(0.33)	(0.79)	(1.12)
Year Ended June 30, 2022	20.18	0.28	(1.20)	(0.92)	(0.27)	(1.38)	(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
224  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$20.60	12.55%	$17,020	1.19%	0.88%	1.26%	185%
20.13	12.83	14,580	1.19	1.19	1.27	167
18.73	11.35	13,722	1.19	1.05	1.27	143
17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93

20.26	12.77	14,922	0.94	1.13	1.00	185
19.84	13.15	13,462	0.94	1.44	1.01	167
18.47	11.65	10,744	0.94	1.34	1.00	143
17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93

20.88	13.06	1,210	0.69	1.34	0.74	185
20.38	13.45	2,117	0.69	1.68	0.80	167
18.94	11.85	1,242	0.69	1.59	0.76	143
17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93

20.64	13.23	29,907	0.54	1.50	0.60	185
20.17	13.65	35,836	0.54	1.84	0.61	167
18.75	12.01	29,958	0.54	1.71	0.61	143
17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93

20.44	13.36	2,335,547	0.44	1.63	0.49	185
19.99	13.71	1,960,039	0.44	1.94	0.50	167
18.60	12.16	1,733,785	0.44	1.79	0.50	143
17.61	(4.78)	1,564,013	0.44	1.42	0.50	121
20.18	62.68	2,606,033	0.44	1.10	0.50	93
November 1, 2025  |  225

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class R2
Year Ended June 30, 2025	$57.97	$0.04	$6.68	$6.72	$(0.08)	$(2.59)	$(2.67)
Year Ended June 30, 2024	52.24	0.06	5.77	5.83	(0.10)	—	(0.10)
Year Ended June 30, 2023	47.19	0.06	6.22	6.28	(0.05)	(1.18)	(1.23)
Year Ended June 30, 2022	61.24	(0.09)	(9.36)	(9.45)	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Class R5
Year Ended June 30, 2025	60.91	0.45	7.03	7.48	(0.37)	(2.59)	(2.96)
Year Ended June 30, 2024	54.78	0.43	6.07	6.50	(0.37)	—	(0.37)
Year Ended June 30, 2023	49.42	0.44	6.47	6.91	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.52	0.24	(9.74)	(9.50)	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Class R6
Year Ended June 30, 2025	60.86	0.51	7.03	7.54	(0.43)	(2.59)	(3.02)
Year Ended June 30, 2024	54.73	0.49	6.07	6.56	(0.43)	—	(0.43)
Year Ended June 30, 2023	49.32	0.43	6.53	6.96	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.57	0.35	(9.78)	(9.43)	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
226  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$62.02	11.52%	$4,185	1.36%	0.07%	1.60%	61%
57.97	11.18	2,395	1.39	0.11	1.66	38
52.24	13.43	1,546	1.39	0.11	1.68	40
47.19	(16.79)	552	1.40	(0.16)	1.66	33
61.24	46.94	555	1.38	(0.33)	1.59	54

65.43	12.24	12,959	0.71	0.70	0.82	61
60.91	11.91	11,519	0.74	0.75	0.85	38
54.78	14.15	10,068	0.74	0.84	0.86	40
49.42	(16.24)	1	0.74	0.39	0.91	33
63.52	47.89	74	0.74	0.29	0.87	54

65.38	12.36	3,520,747	0.61	0.80	0.72	61
60.86	12.03	2,657,257	0.64	0.85	0.75	38
54.73	14.28	1,893,374	0.64	0.83	0.76	40
49.32	(16.17)	1,285,957	0.65	0.59	0.76	33
63.57	48.03	1,320,991	0.64	0.45	0.75	54
November 1, 2025  |  227

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class R2
Year Ended June 30, 2025	$43.98	$(0.39)	$6.84	$6.45	$—	$(3.66)	$(3.66)
Year Ended June 30, 2024	38.91	(0.37)	5.44	5.07	—	—	—
Year Ended June 30, 2023	32.93	(0.31)	6.59	6.28	—	(0.30)	(0.30)
Year Ended June 30, 2022	51.05	(0.47)	(13.01)	(13.48)	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Class R3
Year Ended June 30, 2025	48.08	(0.30)	7.48	7.18	—	(3.66)	(3.66)
Year Ended June 30, 2024	42.44	(0.29)	5.93	5.64	—	—	—
Year Ended June 30, 2023	35.80	(0.24)	7.18	6.94	—	(0.30)	(0.30)
Year Ended June 30, 2022	54.95	(0.41)	(14.10)	(14.51)	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Class R4
Year Ended June 30, 2025	49.24	(0.19)	7.67	7.48	—	(3.66)	(3.66)
Year Ended June 30, 2024	43.34	(0.18)	6.08	5.90	—	—	—
Year Ended June 30, 2023	36.47	(0.14)	7.31	7.17	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.76	(0.28)	(14.37)	(14.65)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Class R5
Year Ended June 30, 2025	50.70	(0.11)	7.91	7.80	—	(3.66)	(3.66)
Year Ended June 30, 2024	44.56	(0.11)	6.25	6.14	—	—	—
Year Ended June 30, 2023	37.42	(0.08)	7.52	7.44	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.00	(0.20)	(14.74)	(14.94)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Class R6
Year Ended June 30, 2025	51.20	(0.06)	8.00	7.94	—	(3.66)	(3.66)
Year Ended June 30, 2024	44.96	(0.07)	6.31	6.24	—	—	—
Year Ended June 30, 2023	37.73	(0.05)	7.58	7.53	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.39	(0.16)	(14.86)	(15.02)	—	(4.64)	(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
228  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$46.77	14.75%	$58,191	1.41%	(0.87)%	1.50%	67%
43.98	13.03	53,890	1.45	(0.89)	1.55	55
38.91	19.15	46,941	1.45	(0.87)	1.55	45
32.93	(29.02)	42,153	1.47	(1.06)	1.54	45
51.05	43.24	57,273	1.49	(1.10)	1.53	42

51.60	15.02	65,716	1.16	(0.63)	1.21	67
48.08	13.29	62,283	1.20	(0.64)	1.25	55
42.44	19.46	51,316	1.20	(0.62)	1.25	45
35.80	(28.82)	36,455	1.22	(0.82)	1.25	45
54.95	43.57	70,608	1.24	(0.86)	1.24	42

53.06	15.29	40,691	0.91	(0.37)	0.96	67
49.24	13.61	38,037	0.95	(0.39)	1.00	55
43.34	19.73	23,144	0.95	(0.37)	1.00	45
36.47	(28.65)	19,437	0.97	(0.56)	1.00	45
55.76	43.92	22,947	0.99	(0.60)	0.99	42

54.84	15.49	563,921	0.75	(0.22)	0.80	67
50.70	13.78	528,171	0.79	(0.23)	0.84	55
44.56	19.95	504,025	0.79	(0.21)	0.85	45
37.42	(28.53)	448,298	0.79	(0.39)	0.85	45
57.00	44.22	730,273	0.79	(0.40)	0.84	42

55.48	15.61	7,914,715	0.66	(0.12)	0.71	67
51.20	13.88	6,346,311	0.70	(0.14)	0.74	55
44.96	20.03	5,188,694	0.70	(0.11)	0.75	45
37.73	(28.47)	3,842,661	0.72	(0.31)	0.75	45
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
November 1, 2025  |  229

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class R2
Year Ended June 30, 2025	$33.33	$0.15	$3.33	$3.48	$(0.18)	$(4.08)	$(4.26)
Year Ended June 30, 2024	32.08	0.17	3.07	3.24	(0.28)	(1.71)	(1.99)
Year Ended June 30, 2023	32.84	0.21	2.84	3.05	(0.22)	(3.59)	(3.81)
Year Ended June 30, 2022	41.48	0.12	(2.78)	(2.66)	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Class R3
Year Ended June 30, 2025	35.37	0.25	3.52	3.77	(0.25)	(4.08)	(4.33)
Year Ended June 30, 2024	33.90	0.27	3.26	3.53	(0.35)	(1.71)	(2.06)
Year Ended June 30, 2023	34.49	0.31	2.98	3.29	(0.29)	(3.59)	(3.88)
Year Ended June 30, 2022	43.25	0.23	(2.94)	(2.71)	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Class R4
Year Ended June 30, 2025	36.30	0.35	3.62	3.97	(0.33)	(4.08)	(4.41)
Year Ended June 30, 2024	34.76	0.37	3.33	3.70	(0.45)	(1.71)	(2.16)
Year Ended June 30, 2023	35.29	0.40	3.05	3.45	(0.39)	(3.59)	(3.98)
Year Ended June 30, 2022	44.02	0.34	(3.00)	(2.66)	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Class R5
Year Ended June 30, 2025	37.25	0.42	3.71	4.13	(0.39)	(4.08)	(4.47)
Year Ended June 30, 2024	35.59	0.43	3.42	3.85	(0.48)	(1.71)	(2.19)
Year Ended June 30, 2023	36.03	0.47	3.10	3.57	(0.42)	(3.59)	(4.01)
Year Ended June 30, 2022	44.90	0.40	(3.06)	(2.66)	(0.31)	(5.90)	(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Class R6
Year Ended June 30, 2025	37.32	0.46	3.71	4.17	(0.43)	(4.08)	(4.51)
Year Ended June 30, 2024	35.65	0.46	3.43	3.89	(0.51)	(1.71)	(2.22)
Year Ended June 30, 2023	36.09	0.51	3.11	3.62	(0.47)	(3.59)	(4.06)
Year Ended June 30, 2022	44.96	0.46	(3.08)	(2.62)	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
230  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$32.55	10.04%	$66,990	1.36%	0.45%	1.48%	39%
33.33	10.45	65,891	1.40	0.52	1.51	13
32.08	9.39	60,386	1.40	0.65	1.49	12
32.84	(7.97)	59,842	1.43	0.32	1.49	16
41.48	50.69	71,087	1.48	0.21	1.49	21

34.81	10.30	73,734	1.11	0.70	1.20	39
35.37	10.77	74,046	1.15	0.78	1.24	13
33.90	9.65	71,414	1.15	0.90	1.24	12
34.49	(7.75)	69,915	1.18	0.56	1.23	16
43.25	51.07	88,116	1.22	0.47	1.23	21

35.86	10.61	27,856	0.86	0.94	0.95	39
36.30	11.02	30,419	0.90	1.06	0.99	13
34.76	9.90	18,338	0.90	1.14	0.99	12
35.29	(7.50)	22,574	0.94	0.80	0.98	16
44.02	51.47	31,938	0.97	0.70	0.98	21

36.91	10.78	52,592	0.71	1.10	0.80	39
37.25	11.19	49,620	0.75	1.18	0.84	13
35.59	10.08	47,429	0.75	1.30	0.84	12
36.03	(7.35)	48,283	0.78	0.94	0.83	16
44.90	51.69	89,178	0.82	0.87	0.83	21

36.98	10.86	4,976,734	0.61	1.20	0.70	39
37.32	11.30	4,304,906	0.65	1.28	0.74	13
35.65	10.20	4,087,234	0.65	1.42	0.74	12
36.09	(7.26)	3,480,524	0.68	1.07	0.73	16
44.96	51.83	4,184,659	0.72	0.97	0.73	21
November 1, 2025  |  231

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class R6
Year Ended June 30, 2025	$31.53	$0.19	$0.86	$1.05	$(0.37)	$—	$(0.37)
Year Ended June 30, 2024	28.74	0.19	2.77	2.96	(0.17)	—	(0.17)
Year Ended June 30, 2023	25.83	0.18	3.33	3.51	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2022	34.96	0.13	(7.13)	(7.00)	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
232  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$32.21	3.31%	$671,454	0.74%	0.58%	0.76%	49%
31.53	10.35	632,304	0.74	0.63	0.77	39
28.74	13.72	554,551	0.74	0.65	0.77	37
25.83	(21.21)	460,265	0.74	0.41	0.77	45
34.96	53.76	495,948	0.74	0.37	0.77	48
November 1, 2025  |  233

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class R2
Year Ended June 30, 2025	$41.03	$(0.08)	$2.68	$2.60	$—	$(5.13)	$(5.13)
Year Ended June 30, 2024	40.43	(0.03)	2.61	2.58	(0.27)	(1.71)	(1.98)
Year Ended June 30, 2023	42.12	0.05	4.43	4.48	—	(6.17)	(6.17)
Year Ended June 30, 2022	63.47	(0.20)	(8.67)	(8.87)	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Class R3
Year Ended June 30, 2025	42.20	0.01	2.77	2.78	(0.07)	(5.13)	(5.20)
Year Ended June 30, 2024	41.64	0.07	2.68	2.75	(0.48)	(1.71)	(2.19)
Year Ended June 30, 2023	43.11	0.14	4.57	4.71	(0.01)	(6.17)	(6.18)
Year Ended June 30, 2022	64.53	(0.06)	(8.88)	(8.94)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	—(d)	20.92	20.92	(0.14)	(1.63)	(1.77)
Class R4
Year Ended June 30, 2025	54.56	0.18	3.42	3.60	(0.17)	(5.13)	(5.30)
Year Ended June 30, 2024	53.01	0.23	3.45	3.68	(0.42)	(1.71)	(2.13)
Year Ended June 30, 2023	53.28	0.31	5.68	5.99	(0.09)	(6.17)	(6.26)
Year Ended June 30, 2022	76.73	0.09	(10.98)	(10.89)	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Class R5
Year Ended June 30, 2025	55.00	0.28	3.46	3.74	(0.27)	(5.13)	(5.40)
Year Ended June 30, 2024	53.42	0.33	3.48	3.81	(0.52)	(1.71)	(2.23)
Year Ended June 30, 2023	53.64	0.44	5.69	6.13	(0.18)	(6.17)	(6.35)
Year Ended June 30, 2022	77.14	0.23	(11.05)	(10.82)	(0.20)	(12.48)	(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Class R6
Year Ended June 30, 2025	54.98	0.31	3.46	3.77	(0.30)	(5.13)	(5.43)
Year Ended June 30, 2024	53.41	0.36	3.48	3.84	(0.56)	(1.71)	(2.27)
Year Ended June 30, 2023	53.63	0.48	5.68	6.16	(0.21)	(6.17)	(6.38)
Year Ended June 30, 2022	77.14	0.26	(11.05)	(10.79)	(0.24)	(12.48)	(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Amount rounds to less than $0.005.
(e)
Amount rounds to less than 0.005%.
234  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$38.50	5.29%	$3,542	1.48%	(0.19)%	1.54%	26%
41.03	6.59	3,914	1.49	(0.06)	1.53	19
40.43	10.96	5,984	1.49	0.12	1.52	22
42.12	(17.44)	5,646	1.49	(0.36)	1.51	16
63.47	46.28	7,744	1.48	(0.26)	1.51	29

39.78	5.58	2,167	1.24	0.01	1.24	26
42.20	6.83	13,949	1.25	0.16	1.25	19
41.64	11.26	4,013	1.24	0.34	1.24	22
43.11	(17.24)	4,281	1.24	(0.11)	1.24	16
64.53	46.66	5,829	1.23	—(e)	1.24	29

52.86	5.84	584	0.99	0.32	0.99	26
54.56	7.12	542	0.99	0.44	1.08	19
53.01	11.54	538	0.99	0.57	1.01	22
53.28	(17.03)	688	0.99	0.14	1.00	16
76.73	47.01	834	0.98	0.25	1.00	29

53.34	6.05	420,950	0.80	0.50	0.84	26
55.00	7.31	575,395	0.80	0.63	0.85	19
53.42	11.76	882,992	0.80	0.83	0.84	22
53.64	(16.87)	778,819	0.80	0.34	0.84	16
77.14	47.29	1,309,013	0.79	0.44	0.84	29

53.32	6.11	1,593,997	0.74	0.56	0.74	26
54.98	7.37	1,603,059	0.74	0.68	0.75	19
53.41	11.83	2,036,447	0.74	0.88	0.74	22
53.63	(16.83)	1,793,598	0.74	0.39	0.75	16
77.14	47.39	2,069,498	0.73	0.50	0.74	29
November 1, 2025  |  235

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class R2
Year Ended June 30, 2025	$15.78	$(0.16)	$0.53	$0.37	$(0.06)	$—	$(0.06)
Year Ended June 30, 2024	14.74	(0.14)	1.18	1.04	—	—	—
Year Ended June 30, 2023	13.06	(0.13)	1.88	1.75	—	(0.07)	(0.07)
Year Ended June 30, 2022	24.55	(0.23)	(7.98)	(8.21)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)	8.79	8.52	—	(1.82)	(1.82)
Class R3
Year Ended June 30, 2025	16.85	(0.13)	0.56	0.43	(0.09)	—	(0.09)
Year Ended June 30, 2024	15.71	(0.11)	1.25	1.14	—	—	—
Year Ended June 30, 2023	13.88	(0.10)	2.00	1.90	—	(0.07)	(0.07)
Year Ended June 30, 2022	25.79	(0.19)	(8.44)	(8.63)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)	9.21	8.98	(0.03)	(1.82)	(1.85)
Class R4
Year Ended June 30, 2025	17.21	(0.09)	0.57	0.48	(0.13)	—	(0.13)
Year Ended June 30, 2024	15.99	(0.07)	1.29	1.22	—	—	—
Year Ended June 30, 2023	14.10	(0.06)	2.02	1.96	—	(0.07)	(0.07)
Year Ended June 30, 2022	26.08	(0.14)	(8.56)	(8.70)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.83	(0.17)	9.29	9.12	(0.05)	(1.82)	(1.87)
Class R5
Year Ended June 30, 2025	20.90	(0.08)	0.70	0.62	(0.17)	—	(0.17)
Year Ended June 30, 2024	19.40	(0.06)	1.56	1.50	—	—	—
Year Ended June 30, 2023	17.06	(0.05)	2.46	2.41	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.76	(0.14)	(10.28)	(10.42)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.95	(0.16)	10.86	10.70	(0.07)	(1.82)	(1.89)
Class R6
Year Ended June 30, 2025	21.28	(0.06)	0.72	0.66	(0.20)	—	(0.20)
Year Ended June 30, 2024	19.73	(0.04)	1.59	1.55	—	—	—
Year Ended June 30, 2023	17.34	(0.03)	2.49	2.46	—	(0.07)	(0.07)
Year Ended June 30, 2022	31.17	(0.11)	(10.44)	(10.55)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)	10.99	10.86	(0.08)	(1.82)	(1.90)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
236  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.09	2.31%	$11,144	1.49%	(1.02)%	1.53%	48%
15.78	7.06	12,988	1.49	(0.95)	1.53	43
14.74	13.42	16,702	1.49	(0.92)	1.53	33
13.06	(37.58)	16,716	1.50	(1.20)	1.52	35
24.55	48.29	31,503	1.49	(1.19)	1.51	52

17.19	2.55	3,737	1.24	(0.77)	1.28	48
16.85	7.26	4,483	1.24	(0.70)	1.29	43
15.71	13.70	5,799	1.24	(0.66)	1.29	33
13.88	(37.38)	5,134	1.25	(0.95)	1.28	35
25.79	48.67	9,313	1.24	(0.95)	1.27	52

17.56	2.79	1,209	0.99	(0.51)	1.00	48
17.21	7.63	4,013	0.99	(0.45)	1.01	43
15.99	13.92	4,955	0.99	(0.42)	1.01	33
14.10	(37.22)	5,073	1.00	(0.68)	1.01	35
26.08	49.01	5,878	0.98	(0.69)	0.99	52

21.35	2.95	9,548	0.84	(0.37)	0.85	48
20.90	7.73	12,015	0.84	(0.29)	0.86	43
19.40	14.14	18,939	0.84	(0.27)	0.86	33
17.06	(37.15)	20,537	0.84	(0.55)	0.86	35
30.76	49.22	40,613	0.84	(0.55)	0.85	52

21.74	3.06	1,692,506	0.74	(0.27)	0.75	48
21.28	7.86	2,026,911	0.74	(0.20)	0.75	43
19.73	14.20	2,460,861	0.74	(0.17)	0.76	33
17.34	(37.07)	2,380,212	0.74	(0.44)	0.76	35
31.17	49.40	3,794,115	0.74	(0.45)	0.74	52
November 1, 2025  |  237

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class R2
Year Ended June 30, 2025	$24.14	$0.09	$0.85	$0.94	$(0.16)	$(1.62)	$(1.78)
Year Ended June 30, 2024	22.02	0.10	2.32	2.42	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2023	22.54	0.15	1.55	1.70	(0.19)	(2.03)	(2.22)
Year Ended June 30, 2022	31.62	0.05	(4.17)	(4.12)	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.25	0.06	13.41	13.47	(0.10)	—	(0.10)
Class R3
Year Ended June 30, 2025	24.56	0.15	0.88	1.03	(0.21)	(1.62)	(1.83)
Year Ended June 30, 2024	22.38	0.16	2.35	2.51	(0.29)	(0.04)	(0.33)
Year Ended June 30, 2023	22.88	0.21	1.57	1.78	(0.25)	(2.03)	(2.28)
Year Ended June 30, 2022	32.00	0.13	(4.24)	(4.11)	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	18.45	0.13	13.56	13.69	(0.14)	—	(0.14)
Class R4
Year Ended June 30, 2025	27.24	0.27	0.92	1.19	(0.26)	(1.62)	(1.88)
Year Ended June 30, 2024	24.73	0.22	2.62	2.84	(0.29)	(0.04)	(0.33)
Year Ended June 30, 2023	25.05	0.29	1.72	2.01	(0.30)	(2.03)	(2.33)
Year Ended June 30, 2022	34.52	0.22	(4.63)	(4.41)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.22	14.61	14.83	(0.19)	—	(0.19)
Class R5
Year Ended June 30, 2025	27.23	0.28	0.96	1.24	(0.30)	(1.62)	(1.92)
Year Ended June 30, 2024	24.77	0.28	2.61	2.89	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2023	25.09	0.35	1.70	2.05	(0.34)	(2.03)	(2.37)
Year Ended June 30, 2022	34.56	0.25	(4.63)	(4.38)	(0.22)	(4.87)	(5.09)
Year Ended June 30, 2021	19.89	0.24	14.64	14.88	(0.21)	—	(0.21)
Class R6
Year Ended June 30, 2025	27.29	0.31	0.96	1.27	(0.33)	(1.62)	(1.95)
Year Ended June 30, 2024	24.83	0.31	2.61	2.92	(0.42)	(0.04)	(0.46)
Year Ended June 30, 2023	25.14	0.36	1.72	2.08	(0.36)	(2.03)	(2.39)
Year Ended June 30, 2022	34.62	0.29	(4.66)	(4.37)	(0.24)	(4.87)	(5.11)
Year Ended June 30, 2021	19.92	0.27	14.66	14.93	(0.23)	—	(0.23)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
238  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$23.30	3.31%	$21,921	1.49%	0.36%	1.60%	72%
24.14	11.07	24,215	1.49	0.45	1.60	61
22.02	7.49	25,900	1.49	0.65	1.59	79
22.54	(15.36)	24,815	1.49	0.19	1.57	56
31.62	74.05	34,800	1.48	0.26	1.58	78

23.76	3.61	13,626	1.24	0.61	1.30	72
24.56	11.35	13,606	1.24	0.69	1.30	61
22.38	7.73	16,360	1.24	0.90	1.29	79
22.88	(15.14)	14,635	1.24	0.45	1.28	56
32.00	74.49	17,272	1.23	0.50	1.28	78

26.55	3.87	133	0.99	0.97	1.18	72
27.24	11.60	92	0.99	0.86	1.01	61
24.73	8.00	23,193	0.99	1.15	1.01	79
25.05	(14.90)	22,156	0.99	0.70	1.01	56
34.52	74.92	28,524	0.98	0.69	1.00	78

26.55	4.03	18,385	0.84	1.01	0.87	72
27.23	11.78	24,300	0.84	1.10	0.86	61
24.77	8.16	107,200	0.84	1.40	0.86	79
25.09	(14.80)	42,404	0.86	0.81	0.86	56
34.56	75.16	58,262	0.86	0.87	0.86	78

26.61	4.13	842,663	0.74	1.11	0.76	72
27.29	11.88	901,005	0.74	1.20	0.76	61
24.83	8.28	875,055	0.74	1.39	0.76	79
25.14	(14.73)	798,822	0.76	0.94	0.76	56
34.62	75.36	929,661	0.76	0.98	0.76	78
November 1, 2025  |  239

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class R3
Year Ended June 30, 2025	$15.25	$0.02	$1.04	$1.06	$(0.03)	$(0.12)	$(0.15)
Year Ended June 30, 2024	14.41	0.05	0.82	0.87	(0.03)	—	(0.03)
Year Ended June 30, 2023	14.88	0.03	1.30	1.33	—	(1.80)	(1.80)
Year Ended June 30, 2022	21.08	(0.04)	(1.96)	(2.00)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Class R6
Year Ended June 30, 2025	17.13	0.11	1.17	1.28	(0.11)	(0.12)	(0.23)
Year Ended June 30, 2024	16.20	0.13	0.93	1.06	(0.13)	—	(0.13)
Year Ended June 30, 2023	16.49	0.13	1.45	1.58	(0.07)	(1.80)	(1.87)
Year Ended June 30, 2022	22.83	0.06	(2.20)	(2.14)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
240  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.16	6.88%	$966	1.09%	0.14%	1.25%	40%
15.25	6.04	862	1.09	0.31	1.26	39
14.41	9.49	1,369	1.11	0.19	1.21	32
14.88	(12.98)	1,489	1.14	(0.23)	1.20	24
21.08	41.57	2,223	1.08	0.20	1.18	122

18.18	7.40	121,594	0.59	0.62	0.69	40
17.13	6.55	164,656	0.59	0.77	0.70	39
16.20	10.15	84,313	0.60	0.78	0.71	32
16.49	(12.56)	37,375	0.64	0.27	0.70	24
22.83	42.21	73,530	0.60	0.57	0.68	122
November 1, 2025  |  241

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class R2
Year Ended June 30, 2025	$24.11	$—(d)	$2.78	$2.78	$(0.01)	$(1.41)	$(1.42)
Year Ended June 30, 2024	19.48	0.06	4.85	4.91	(0.05)	(0.23)	(0.28)
Year Ended June 30, 2023	17.25	0.10	2.90	3.00	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Class R3
Year Ended June 30, 2025	24.33	0.06	2.82	2.88	(0.06)	(1.41)	(1.47)
Year Ended June 30, 2024	19.65	0.11	4.90	5.01	(0.10)	(0.23)	(0.33)
Year Ended June 30, 2023	17.40	0.14	2.92	3.06	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Class R4
Year Ended June 30, 2025	24.52	0.12	2.84	2.96	(0.12)	(1.41)	(1.53)
Year Ended June 30, 2024	19.80	0.16	4.95	5.11	(0.16)	(0.23)	(0.39)
Year Ended June 30, 2023	17.52	0.19	2.94	3.13	(0.18)	(0.67)	(0.85)
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Class R5
Year Ended June 30, 2025	24.64	0.16	2.86	3.02	(0.16)	(1.41)	(1.57)
Year Ended June 30, 2024	19.89	0.20	4.97	5.17	(0.19)	(0.23)	(0.42)
Year Ended June 30, 2023	17.60	0.22	2.95	3.17	(0.21)	(0.67)	(0.88)
Year Ended June 30, 2022	21.64	0.16	(1.82)	(1.66)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Class R6
Year Ended June 30, 2025	24.71	0.19	2.86	3.05	(0.18)	(1.41)	(1.59)
Year Ended June 30, 2024	19.95	0.22	4.98	5.20	(0.21)	(0.23)	(0.44)
Year Ended June 30, 2023	17.65	0.24	2.96	3.20	(0.23)	(0.67)	(0.90)
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Amount rounds to less than $0.005.
242  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$25.47	11.63%	$315,455	1.19%	(0.01)%	1.21%	39%
24.11	25.50	304,643	1.19	0.27	1.22	53
19.48	17.89	255,815	1.19	0.54	1.23	47
17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60

25.74	11.93	277,165	0.94	0.24	0.96	39
24.33	25.82	248,284	0.94	0.52	0.97	53
19.65	18.14	191,128	0.94	0.79	0.98	47
17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60

25.95	12.19	118,291	0.69	0.49	0.71	39
24.52	26.13	100,044	0.69	0.76	0.72	53
19.80	18.48	67,141	0.69	1.04	0.72	47
17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60

26.09	12.37	1,215,149	0.54	0.64	0.56	39
24.64	26.34	1,289,344	0.54	0.92	0.57	53
19.89	18.62	1,093,256	0.54	1.19	0.57	47
17.60	(9.68)	911,961	0.54	0.76	0.57	53
21.64	41.79	1,089,931	0.54	0.84	0.57	60

26.17	12.49	18,092,080	0.44	0.74	0.46	39
24.71	26.43	16,708,451	0.44	1.02	0.47	53
19.95	18.75	13,841,409	0.44	1.28	0.47	47
17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
November 1, 2025  |  243

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class R2
Year Ended June 30, 2025	$77.56	$(0.25)	$11.42	$11.17	$—	$(4.72)	$(4.72)
Year Ended June 30, 2024	57.87	(0.19)(d)	20.29	20.10	—	(0.41)	(0.41)
Year Ended June 30, 2023	47.65	(0.04)	12.20	12.16	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Class R5
Year Ended June 30, 2025	81.89	0.27	12.11	12.38	(0.22)	(4.72)	(4.94)
Year Ended June 30, 2024	60.95	0.25	21.39	21.64	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2023	50.02	0.31	12.80	13.11	(0.24)	(1.94)	(2.18)
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Class R6
Year Ended June 30, 2025	81.89	0.36	12.09	12.45	(0.29)	(4.72)	(5.01)
Year Ended June 30, 2024	60.94	0.31	21.40	21.71	(0.35)	(0.41)	(0.76)
Year Ended June 30, 2023	50.02	0.36	12.80	13.16	(0.30)	(1.94)	(2.24)
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
244  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$84.01	14.55%	$49,843	1.09%	(0.32)%	1.19%	51%
77.56	34.91	49,552	1.09	(0.29)(d)	1.19	46
57.87	26.33	37,350	1.09	(0.07)	1.22	45
47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64

89.33	15.29	166,104	0.44	0.33	0.50	51
81.89	35.79	158,691	0.44	0.36	0.50	46
60.95	27.14	120,107	0.44	0.58	0.50	45
50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64

89.33	15.40	1,091,404	0.34	0.43	0.40	51
81.89	35.94	946,376	0.34	0.46	0.40	46
60.94	27.27	759,948	0.34	0.68	0.40	45
50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
November 1, 2025  |  245

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class R2
Year Ended June 30, 2025	$17.35	$(0.08)	$2.10	$2.02	$—	$(1.35)	$(1.35)
Year Ended June 30, 2024	15.03	(0.08)(g)	4.39	4.31	—	(1.99)	(1.99)
Year Ended June 30, 2023	16.59	(0.07)	3.35	3.28	—	(4.84)	(4.84)
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Class R5
Year Ended June 30, 2025	21.36	0.04	2.60	2.64	(0.01)	(1.35)	(1.36)
Year Ended June 30, 2024	18.00	0.02	5.36	5.38	(0.03)	(1.99)	(2.02)
Year Ended June 30, 2023	18.91	0.04	3.92	3.96	(0.03)	(4.84)	(4.87)
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Class R6
Year Ended June 30, 2025	21.36	0.06	2.60	2.66	(0.03)	(1.35)	(1.38)
Year Ended June 30, 2024	17.99	0.04	5.37	5.41	(0.05)	(1.99)	(2.04)
Year Ended June 30, 2023	18.90	0.05	3.93	3.98	(0.05)	(4.84)	(4.89)
Year Ended June 30, 2022	27.75	0.02	(2.09)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	—(e)	9.47	9.47	(0.08)	(6.82)	(6.90)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
The Net expenses and expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short) for Class R2 are 1.40% and 1.51% for the year ended June 30, 2025, 1.40% and 1.52% for the year ended June 30, 2024, 1.42% and 1.52% the year ended June 30, 2023, 1.45% and 1.51% the year ended June 30, 2022, 1.45% and 1.50% the year ended June 30, 2021, Class R5 are 0.75% and 0.85% for the year ended June 30, 2025, 0.75% and 0.85% for the year ended June 30, 2024, 0.77% and 0.86% for the year ended June 30, 2023, 0.80% and 0.85% for the year ended June 30, 2022, 0.80% and 0.84% for the year ended June 30, 2021, Class R6 are 0.64% and 0.74% for the year ended June 30, 2025, 0.64% and 0.74% for the year ended June 30, 2024, 0.67% and 0.75% for the year ended June 30, 2023, 0.70% and 0.75% for the year ended June 30, 2022, 0.70% and 0.74% for the year ended June 30, 2021, respectively.
(e)
Amount rounds to less than $0.005.
(f)
Interest expense on securities sold short is 0.13%.
(g)
Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)
Interest expense on securities sold short is 0.14%.
(i)
Interest expense on securities sold short is 0.62%.
(j)
Interest expense on securities sold short is 0.16%.
246  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$18.02	11.73%	$8,540	2.09%(f)	(0.46)%	2.20%	71%	100%
17.35	31.58	7,541	2.16(h)	(0.52)(g)	2.28	62	109
15.03	23.65	5,757	2.20(h)	(0.45)	2.30	66	99
16.59	(13.23)	4,602	2.20(i)	(0.67)	2.26	59	91
25.27	41.77	5,838	2.29(j)	(0.74)	2.34	57	96

22.64	12.46	46,122	1.44(f)	0.19	1.54	71	100
21.36	32.43	44,798	1.51(h)	0.13	1.61	62	109
18.00	24.48	30,667	1.55(h)	0.20	1.64	66	99
18.91	(12.65)	27,541	1.55(i)	(0.02)	1.60	59	91
27.78	42.75	34,191	1.64(j)	(0.08)	1.68	57	96

22.64	12.56	800,177	1.33(f)	0.30	1.43	71	100
21.36	32.61	474,521	1.40(h)	0.23	1.50	62	109
17.99	24.60	285,919	1.45(h)	0.30	1.53	66	99
18.90	(12.58)	365,912	1.45(i)	0.07	1.50	59	91
27.75	42.86	536,661	1.54(j)	0.01	1.58	57	96
November 1, 2025  |  247

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class R6
Year Ended June 30, 2025	$42.73	$0.48	$5.10	$5.58	$(0.46)	$(2.23)	$(2.69)
Year Ended June 30, 2024	34.24	0.45	8.54	8.99	(0.45)	(0.05)	(0.50)
Year Ended June 30, 2023	29.21	0.42	5.48	5.90	(0.42)	(0.45)	(0.87)
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
248  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$45.62	13.25%	$9,174,782	0.25%	1.09%	0.33%	28%
42.73	26.46	8,328,482	0.25	1.21	0.34	39
34.24	20.61	6,675,403	0.25	1.37	0.33	32
29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
November 1, 2025  |  249

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class R2
Year Ended June 30, 2025	$16.86	$(0.03)	$0.54	$0.51	$—	$(1.40)	$(1.40)
Year Ended June 30, 2024	15.15	(0.03)	1.74	1.71	—	—	—
Year Ended June 30, 2023	14.08	—	1.92	1.92	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.92	(0.06)	(3.46)	(3.52)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)	9.02	8.96	(0.01)	(0.51)	(0.52)
Class R3
Year Ended June 30, 2025	17.38	0.01	0.57	0.58	(0.02)	(1.40)	(1.42)
Year Ended June 30, 2024	15.60	0.01	1.80	1.81	(0.03)	—	(0.03)
Year Ended June 30, 2023	14.48	0.04	1.96	2.00	(0.03)	(0.85)	(0.88)
Year Ended June 30, 2022	23.36	(0.01)	(3.55)	(3.56)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.74	(0.01)	9.20	9.19	(0.06)	(0.51)	(0.57)
Class R4
Year Ended June 30, 2025	18.15	0.06	0.59	0.65	(0.06)	(1.40)	(1.46)
Year Ended June 30, 2024	16.29	0.06	1.86	1.92	(0.06)	—	(0.06)
Year Ended June 30, 2023	15.08	0.08	2.05	2.13	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.05	0.04	(3.69)	(3.65)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04	9.46	9.50	(0.10)	(0.51)	(0.61)
Class R5
Year Ended June 30, 2025	18.23	0.08	0.59	0.67	(0.09)	(1.40)	(1.49)
Year Ended June 30, 2024	16.36	0.09	1.88	1.97	(0.10)	—	(0.10)
Year Ended June 30, 2023	15.15	0.11	2.05	2.16	(0.10)	(0.85)	(0.95)
Year Ended June 30, 2022	24.13	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.20	0.07	9.49	9.56	(0.12)	(0.51)	(0.63)
Class R6
Year Ended June 30, 2025	18.33	0.10	0.59	0.69	(0.10)	(1.40)	(1.50)
Year Ended June 30, 2024	16.44	0.10	1.90	2.00	(0.11)	—	(0.11)
Year Ended June 30, 2023	15.21	0.12	2.07	2.19	(0.11)	(0.85)	(0.96)
Year Ended June 30, 2022	24.20	0.09	(3.72)	(3.63)	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09	9.51	9.60	(0.14)	(0.51)	(0.65)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
250  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$15.97	2.33%	$41,978	1.48%	(0.20)%	1.48%	104%
16.86	11.29	41,337	1.48	(0.18)	1.49	61
15.15	13.95	39,461	1.49	(0.03)	1.49	83
14.08	(19.82)	33,542	1.48	(0.32)	1.48	66
22.92	62.71	43,496	1.48	(0.31)	1.48	94

16.54	2.66	39,960	1.21	0.06	1.22	104
17.38	11.62	38,072	1.22	0.09	1.22	61
15.60	14.16	34,230	1.22	0.24	1.22	83
14.48	(19.58)	29,731	1.22	(0.05)	1.22	66
23.36	63.20	36,745	1.21	(0.04)	1.21	94

17.34	2.95	6,088	0.96	0.31	0.97	104
18.15	11.84	6,267	0.97	0.34	0.97	61
16.29	14.49	5,662	0.96	0.50	0.97	83
15.08	(19.37)	9,072	0.96	0.20	0.97	66
24.05	63.52	11,590	0.97	0.20	0.98	94

17.41	3.04	27,889	0.81	0.46	0.81	104
18.23	12.05	23,532	0.82	0.52	0.82	61
16.36	14.63	12,461	0.82	0.68	0.82	83
15.15	(19.25)	4,634	0.81	0.33	0.81	66
24.13	63.83	9,804	0.81	0.35	0.81	94

17.52	3.16	329,921	0.72	0.56	0.72	104
18.33	12.18	335,591	0.72	0.58	0.72	61
16.44	14.76	328,481	0.72	0.73	0.72	83
15.21	(19.18)	290,297	0.72	0.45	0.72	66
24.20	63.87	349,316	0.71	0.46	0.72	94
November 1, 2025  |  251

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class R6
Year Ended June 30, 2025	$72.93	$0.63	$7.84	$8.47	$(0.62)	$—	$(0.62)
Year Ended June 30, 2024	57.57	0.63	15.37	16.00	(0.64)	—	(0.64)
Year Ended June 30, 2023	49.27	0.57	8.37	8.94	(0.64)	—	(0.64)
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Commencement of offering of class of shares.
252  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$80.78	11.65%	$72,764	0.34%	0.83%	0.47%	71%
72.93	28.00	68,064	0.34	1.00	0.49	25
57.57	18.35	52,553	0.34	1.09	0.49	39
49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
November 1, 2025  |  253

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class R2
Year Ended June 30, 2025	$74.78	$0.69	$7.45	$8.14	$(0.74)	$(1.17)	$(1.91)
Year Ended June 30, 2024	66.68	0.73	8.16	8.89	(0.79)	—	(0.79)
Year Ended June 30, 2023	60.30	0.74	6.53	7.27	(0.73)	(0.16)	(0.89)
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Class R3
Year Ended June 30, 2025	79.38	0.94	7.91	8.85	(0.94)	(1.17)	(2.11)
Year Ended June 30, 2024	70.69	0.96	8.66	9.62	(0.93)	—	(0.93)
Year Ended June 30, 2023	63.83	0.93	6.95	7.88	(0.86)	(0.16)	(1.02)
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Class R4
Year Ended June 30, 2025	79.60	1.19	7.90	9.09	(1.13)	(1.17)	(2.30)
Year Ended June 30, 2024	70.87	1.15	8.68	9.83	(1.10)	—	(1.10)
Year Ended June 30, 2023	64.04	1.22	6.85	8.07	(1.08)	(0.16)	(1.24)
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Class R5
Year Ended June 30, 2025	80.25	1.31	7.99	9.30	(1.26)	(1.17)	(2.43)
Year Ended June 30, 2024	71.45	1.27	8.75	10.02	(1.22)	—	(1.22)
Year Ended June 30, 2023	64.52	1.25	6.98	8.23	(1.14)	(0.16)	(1.30)
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Class R6
Year Ended June 30, 2025	80.28	1.38	8.01	9.39	(1.34)	(1.17)	(2.51)
Year Ended June 30, 2024	71.49	1.34	8.76	10.10	(1.31)	—	(1.31)
Year Ended June 30, 2023	64.55	1.33	6.98	8.31	(1.21)	(0.16)	(1.37)
Year Ended June 30, 2022	69.10	1.16	(3.47)	(2.31)	(1.03)	(1.21)	(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
254  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$81.01	10.93%	$6,751	1.19%	0.87%	1.24%	22%
74.78	13.42	6,195	1.19	1.05	1.25	18
66.68	12.14	5,380	1.19	1.15	1.25	12
60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14

86.12	11.20	13,543	0.94	1.12	0.99	22
79.38	13.72	8,937	0.94	1.30	1.01	18
70.69	12.43	8,122	0.94	1.36	1.00	12
63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14

86.39	11.48	3,616	0.69	1.41	0.74	22
79.60	13.99	2,834	0.69	1.58	0.76	18
70.87	12.71	4,583	0.69	1.77	0.76	12
64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14

87.12	11.65	14,215	0.54	1.53	0.59	22
80.25	14.16	9,619	0.54	1.71	0.60	18
71.45	12.88	8,761	0.54	1.82	0.60	12
64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14

87.16	11.77	1,993,376	0.44	1.62	0.49	22
80.28	14.27	1,862,143	0.44	1.79	0.50	18
71.49	13.00	1,319,430	0.44	1.92	0.50	12
64.55	(3.56)	561,821	0.44	1.66	0.51	22
69.10	45.60	275,186	0.44	1.74	0.50	14
November 1, 2025  |  255

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class R2
Year Ended June 30, 2025	$36.80	$0.38	$4.24	$4.62	$(0.47)	$(3.36)	$(3.83)
Year Ended June 30, 2024	34.48	0.40	4.34	4.74	(0.45)	(1.97)	(2.42)
Year Ended June 30, 2023	35.56	0.41	2.00	2.41	(0.43)	(3.06)	(3.49)
Year Ended June 30, 2022	42.46	0.31	(1.65)	(1.34)	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26	13.90	14.16	(0.48)	(0.53)	(1.01)
Class R3
Year Ended June 30, 2025	36.82	0.47	4.25	4.72	(0.51)	(3.36)	(3.87)
Year Ended June 30, 2024	34.48	0.49	4.34	4.83	(0.52)	(1.97)	(2.49)
Year Ended June 30, 2023	35.51	0.50	2.00	2.50	(0.47)	(3.06)	(3.53)
Year Ended June 30, 2022	42.36	0.41	(1.65)	(1.24)	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33	13.88	14.21	(0.53)	(0.53)	(1.06)
Class R4
Year Ended June 30, 2025	38.14	0.60	4.38	4.98	(0.62)	(3.36)	(3.98)
Year Ended June 30, 2024	35.62	0.60	4.49	5.09	(0.60)	(1.97)	(2.57)
Year Ended June 30, 2023	36.30	0.61	2.04	2.65	(0.27)	(3.06)	(3.33)
Year Ended June 30, 2022	42.92	0.50	(1.67)	(1.17)	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42	14.06	14.48	(0.59)	(0.53)	(1.12)
Class R5
Year Ended June 30, 2025	37.76	0.64	4.36	5.00	(0.65)	(3.36)	(4.01)
Year Ended June 30, 2024	35.27	0.64	4.46	5.10	(0.64)	(1.97)	(2.61)
Year Ended June 30, 2023	36.30	0.65	2.04	2.69	(0.66)	(3.06)	(3.72)
Year Ended June 30, 2022	43.12	0.57	(1.69)	(1.12)	(0.43)	(5.27)	(5.70)
Year Ended June 30, 2021	29.67	0.49	14.11	14.60	(0.62)	(0.53)	(1.15)
Class R6
Year Ended June 30, 2025	37.80	0.68	4.36	5.04	(0.69)	(3.36)	(4.05)
Year Ended June 30, 2024	35.31	0.68	4.45	5.13	(0.67)	(1.97)	(2.64)
Year Ended June 30, 2023	36.32	0.69	2.05	2.74	(0.69)	(3.06)	(3.75)
Year Ended June 30, 2022	43.16	0.61	(1.68)	(1.07)	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52	14.13	14.65	(0.67)	(0.53)	(1.20)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
256  |  J.P. Morgan U.S. Equity Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$37.59	12.58%	$590	1.26%	0.99%	1.42%	39%
36.80	14.33	456	1.30	1.13	1.58	17
34.48	6.75	334	1.30	1.18	1.52	24
35.56	(4.02)	292	1.33	0.77	1.49	23
42.46	49.10	194	1.38	0.73	1.54	34

37.67	12.86	2,370	1.01	1.24	1.16	39
36.82	14.61	2,150	1.05	1.38	1.21	17
34.48	7.03	2,195	1.05	1.41	1.20	24
35.51	(3.78)	2,845	1.08	1.00	1.17	23
42.36	49.46	3,020	1.13	0.92	1.17	34

39.14	13.14	587	0.76	1.51	0.86	39
38.14	14.90	309	0.80	1.63	1.08	17
35.62	7.29	173	0.80	1.69	0.93	24
36.30	(3.53)	118	0.84	1.20	0.89	23
42.92	49.86	1,724	0.88	1.26	0.89	34

38.75	13.33	18,780	0.61	1.63	0.70	39
37.76	15.08	17,623	0.65	1.78	0.74	17
35.27	7.45	18,118	0.65	1.87	0.74	24
36.30	(3.40)	1,178	0.68	1.38	0.74	23
43.12	50.12	1,365	0.73	1.41	0.74	34

38.79	13.42	4,550,788	0.51	1.73	0.60	39
37.80	15.17	4,294,901	0.55	1.88	0.64	17
35.31	7.58	4,341,944	0.55	1.93	0.64	24
36.32	(3.30)	4,495,856	0.58	1.47	0.64	23
43.16	50.23	5,562,656	0.63	1.44	0.64	34
November 1, 2025  |  257

Additional Fee and Expense Information
ADDITIONAL FEE AND EXPENSE INFORMATION
FOR THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS
In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA*), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds
The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and service fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.
The table below shows the ratios for Class R2, Class R3, Class R4, Class R5 and Class R6 Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Diversified Fund	R6	0.58%	0.75%
JPMorgan Equity Income Fund	R2	1.20%	1.20%
	R3	0.95%	0.95%
	R4	0.70%	0.70%
	R5	0.55%	0.55%
	R6	0.45%	0.45%
JPMorgan Equity Index Fund	R6	0.045%	0.120%
JPMorgan Large Cap Growth Fund	R2	1.19%	1.27%
	R3	0.94%	1.00%
	R4	0.69%	0.75%
	R5	0.54%	0.60%
	R6	0.44%	0.50%
JPMorgan Large Cap Value Fund	R2	1.19%	1.26%
	R3	0.94%	1.00%
	R4	0.69%	0.74%
	R5	0.54%	0.60%
	R6	0.44%	0.49%
JPMorgan Mid Cap Growth Fund	R2	1.40%	1.50%
	R3	1.15%	1.21%
	R4	0.90%	0.96%
	R5	0.74%	0.80%
	R6	0.65%	0.71%
JPMorgan Mid Cap Value Fund	R2	1.35%	1.48%
	R3	1.10%	1.20%
	R4	0.85%	0.95%
	R5	0.70%	0.80%
	R6	0.60%	0.70%
JPMorgan Small Cap Growth Fund	R2	1.49%	1.53%
	R3	1.24%	1.28%
	R4	0.99%	1.00%
	R5	0.84%	0.85%
	R6	0.74%	0.75%
JPMorgan Small Cap Value Fund	R2	1.49%	1.60%
	R3	1.24%	1.30%
258  |  J.P. Morgan U.S. Equity Funds

	Class	Net Expense Ratio	Gross Expense Ratio
	R4	0.99%	1.18%
	R5	0.84%	0.87%
	R6	0.74%	0.76%
JPMorgan SMID Cap Equity Fund	R3	1.09%	1.25%
	R6	0.59%	0.69%
JPMorgan U.S. Equity Fund	R2	1.19%	1.21%
	R3	0.94%	0.96%
	R4	0.69%	0.71%
	R5	0.54%	0.56%
	R6	0.44%	0.46%
*
Effective 11/1/10, the investment advisory business of JPMorgan Investment Advisors Inc. (JPMIA), which was the adviser for certain of the J.P. Morgan Funds, was transferred to JPMIM and JPMIM became the investment adviser for certain J.P. Morgan Funds that were previously advised by JPMIA.
A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:
●
On November 1, 2025, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;
●
Your investment has a 5% return each year;
●
The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;
●
At the time of purchase, any applicable initial sales charges (loads) are deducted; and
●
There is no sales charge (load) on reinvested dividends.
●
The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.
“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.
Your actual costs may be higher or lower than those shown.
November 1, 2025  |  259

Additional Fee and Expense Information (continued)

JPMorgan Diversified Fund
	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$59	5.00%	4.42%	4.42%
October 31, 2027	80	10.25	8.86	4.25
October 31, 2028	83	15.76	13.48	4.25
October 31, 2029	87	21.55	18.31	4.25
October 31, 2030	91	27.63	23.34	4.25
October 31, 2031	94	34.01	28.58	4.25
October 31, 2032	98	40.71	34.04	4.25
October 31, 2033	103	47.75	39.74	4.25
October 31, 2034	107	55.13	45.68	4.25
October 31, 2035	112	62.89	51.87	4.25

JPMorgan Equity Income Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$122	5.00%	3.80%	3.80%
October 31, 2027	127	10.25	7.74	3.80
October 31, 2028	132	15.76	11.84	3.80
October 31, 2029	137	21.55	16.09	3.80
October 31, 2030	142	27.63	20.50	3.80
October 31, 2031	147	34.01	25.08	3.80
October 31, 2032	153	40.71	29.83	3.80
October 31, 2033	159	47.75	34.77	3.80
October 31, 2034	165	55.13	39.89	3.80
October 31, 2035	171	62.89	45.20	3.80

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$97	5.00%	4.05%	4.05%
October 31, 2027	101	10.25	8.26	4.05
October 31, 2028	105	15.76	12.65	4.05
October 31, 2029	109	21.55	17.21	4.05
October 31, 2030	114	27.63	21.96	4.05
October 31, 2031	118	34.01	26.90	4.05
October 31, 2032	123	40.71	32.04	4.05
October 31, 2033	128	47.75	37.38	4.05
October 31, 2034	133	55.13	42.95	4.05
October 31, 2035	139	62.89	48.74	4.05

260  |  J.P. Morgan U.S. Equity Funds

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$72	5.00%	4.30%	4.30%
October 31, 2027	75	10.25	8.78	4.30
October 31, 2028	78	15.76	13.46	4.30
October 31, 2029	81	21.55	18.34	4.30
October 31, 2030	85	27.63	23.43	4.30
October 31, 2031	88	34.01	28.74	4.30
October 31, 2032	92	40.71	34.27	4.30
October 31, 2033	96	47.75	40.05	4.30
October 31, 2034	100	55.13	46.07	4.30
October 31, 2035	104	62.89	52.35	4.30

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$56	5.00%	4.45%	4.45%
October 31, 2027	59	10.25	9.10	4.45
October 31, 2028	61	15.76	13.95	4.45
October 31, 2029	64	21.55	19.02	4.45
October 31, 2030	67	27.63	24.32	4.45
October 31, 2031	70	34.01	29.85	4.45
October 31, 2032	73	40.71	35.63	4.45
October 31, 2033	76	47.75	41.67	4.45
October 31, 2034	80	55.13	47.97	4.45
October 31, 2035	83	62.89	54.56	4.45

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$46	5.00%	4.55%	4.55%
October 31, 2027	48	10.25	9.31	4.55
October 31, 2028	50	15.76	14.28	4.55
October 31, 2029	53	21.55	19.48	4.55
October 31, 2030	55	27.63	24.92	4.55
October 31, 2031	57	34.01	30.60	4.55
October 31, 2032	60	40.71	36.54	4.55
October 31, 2033	63	47.75	42.76	4.55
October 31, 2034	66	55.13	49.25	4.55
October 31, 2035	69	62.89	56.04	4.55

November 1, 2025  |  261

Additional Fee and Expense Information (continued)
JPMorgan Equity Index Fund
	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$5	5.00%	4.96%	4.96%
October 31, 2027	13	10.25	10.08	4.88
October 31, 2028	14	15.76	15.45	4.88
October 31, 2029	14	21.55	21.08	4.88
October 31, 2030	15	27.63	26.99	4.88
October 31, 2031	16	34.01	33.19	4.88
October 31, 2032	16	40.71	39.69	4.88
October 31, 2033	17	47.75	46.50	4.88
October 31, 2034	18	55.13	53.65	4.88
October 31, 2035	19	62.89	61.15	4.88

JPMorgan Large Cap Growth Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$121	5.00%	3.81%	3.81%
October 31, 2027	134	10.25	7.68	3.73
October 31, 2028	139	15.76	11.70	3.73
October 31, 2029	145	21.55	15.87	3.73
October 31, 2030	150	27.63	20.19	3.73
October 31, 2031	155	34.01	24.67	3.73
October 31, 2032	161	40.71	29.32	3.73
October 31, 2033	167	47.75	34.14	3.73
October 31, 2034	174	55.13	39.15	3.73
October 31, 2035	180	62.89	44.34	3.73

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$96	5.00%	4.06%	4.06%
October 31, 2027	106	10.25	8.22	4.00
October 31, 2028	110	15.76	12.55	4.00
October 31, 2029	115	21.55	17.05	4.00
October 31, 2030	119	27.63	21.74	4.00
October 31, 2031	124	34.01	26.60	4.00
October 31, 2032	129	40.71	31.67	4.00
October 31, 2033	134	47.75	36.94	4.00
October 31, 2034	140	55.13	42.41	4.00
October 31, 2035	145	62.89	48.11	4.00

262  |  J.P. Morgan U.S. Equity Funds

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$70	5.00%	4.31%	4.31%
October 31, 2027	80	10.25	8.74	4.25
October 31, 2028	83	15.76	13.36	4.25
October 31, 2029	87	21.55	18.18	4.25
October 31, 2030	91	27.63	23.21	4.25
October 31, 2031	94	34.01	28.44	4.25
October 31, 2032	98	40.71	33.90	4.25
October 31, 2033	103	47.75	39.59	4.25
October 31, 2034	107	55.13	45.52	4.25
October 31, 2035	111	62.89	51.71	4.25

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$55	5.00%	4.46%	4.46%
October 31, 2027	64	10.25	9.06	4.40
October 31, 2028	67	15.76	13.85	4.40
October 31, 2029	70	21.55	18.86	4.40
October 31, 2030	73	27.63	24.09	4.40
October 31, 2031	76	34.01	29.55	4.40
October 31, 2032	79	40.71	35.25	4.40
October 31, 2033	83	47.75	41.21	4.40
October 31, 2034	87	55.13	47.42	4.40
October 31, 2035	90	62.89	53.91	4.40

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$45	5.00%	4.56%	4.56%
October 31, 2027	53	10.25	9.27	4.50
October 31, 2028	56	15.76	14.18	4.50
October 31, 2029	58	21.55	19.32	4.50
October 31, 2030	61	27.63	24.69	4.50
October 31, 2031	64	34.01	30.30	4.50
October 31, 2032	67	40.71	36.16	4.50
October 31, 2033	70	47.75	42.29	4.50
October 31, 2034	73	55.13	48.69	4.50
October 31, 2035	76	62.89	55.39	4.50

November 1, 2025  |  263

Additional Fee and Expense Information (continued)
JPMorgan Large Cap Value Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$121	5.00%	3.81%	3.81%
October 31, 2027	133	10.25	7.69	3.74
October 31, 2028	138	15.76	11.72	3.74
October 31, 2029	143	21.55	15.90	3.74
October 31, 2030	149	27.63	20.23	3.74
October 31, 2031	154	34.01	24.73	3.74
October 31, 2032	160	40.71	29.39	3.74
October 31, 2033	166	47.75	34.23	3.74
October 31, 2034	172	55.13	39.25	3.74
October 31, 2035	179	62.89	44.46	3.74

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$96	5.00%	4.06%	4.06%
October 31, 2027	106	10.25	8.22	4.00
October 31, 2028	110	15.76	12.55	4.00
October 31, 2029	115	21.55	17.05	4.00
October 31, 2030	119	27.63	21.74	4.00
October 31, 2031	124	34.01	26.60	4.00
October 31, 2032	129	40.71	31.67	4.00
October 31, 2033	134	47.75	36.94	4.00
October 31, 2034	140	55.13	42.41	4.00
October 31, 2035	145	62.89	48.11	4.00

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$70	5.00%	4.31%	4.31%
October 31, 2027	79	10.25	8.75	4.26
October 31, 2028	82	15.76	13.39	4.26
October 31, 2029	86	21.55	18.22	4.26
October 31, 2030	89	27.63	23.25	4.26
October 31, 2031	93	34.01	28.50	4.26
October 31, 2032	97	40.71	33.98	4.26
October 31, 2033	101	47.75	39.69	4.26
October 31, 2034	106	55.13	45.64	4.26
October 31, 2035	110	62.89	51.84	4.26

264  |  J.P. Morgan U.S. Equity Funds

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$55	5.00%	4.46%	4.46%
October 31, 2027	64	10.25	9.06	4.40
October 31, 2028	67	15.76	13.85	4.40
October 31, 2029	70	21.55	18.86	4.40
October 31, 2030	73	27.63	24.09	4.40
October 31, 2031	76	34.01	29.55	4.40
October 31, 2032	79	40.71	35.25	4.40
October 31, 2033	83	47.75	41.21	4.40
October 31, 2034	87	55.13	47.42	4.40
October 31, 2035	90	62.89	53.91	4.40

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$45	5.00%	4.56%	4.56%
October 31, 2027	52	10.25	9.28	4.51
October 31, 2028	55	15.76	14.20	4.51
October 31, 2029	57	21.55	19.35	4.51
October 31, 2030	60	27.63	24.74	4.51
October 31, 2031	62	34.01	30.36	4.51
October 31, 2032	65	40.71	36.24	4.51
October 31, 2033	68	47.75	42.39	4.51
October 31, 2034	71	55.13	48.81	4.51
October 31, 2035	75	62.89	55.52	4.51

JPMorgan Mid Cap Growth Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$143	5.00%	3.60%	3.60%
October 31, 2027	158	10.25	7.23	3.50
October 31, 2028	164	15.76	10.98	3.50
October 31, 2029	169	21.55	14.86	3.50
October 31, 2030	175	27.63	18.88	3.50
October 31, 2031	181	34.01	23.04	3.50
October 31, 2032	188	40.71	27.35	3.50
October 31, 2033	194	47.75	31.81	3.50
October 31, 2034	201	55.13	36.42	3.50
October 31, 2035	208	62.89	41.20	3.50

November 1, 2025  |  265

Additional Fee and Expense Information (continued)

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$117	5.00%	3.85%	3.85%
October 31, 2027	128	10.25	7.79	3.79
October 31, 2028	133	15.76	11.87	3.79
October 31, 2029	138	21.55	16.11	3.79
October 31, 2030	143	27.63	20.51	3.79
October 31, 2031	149	34.01	25.08	3.79
October 31, 2032	154	40.71	29.82	3.79
October 31, 2033	160	47.75	34.74	3.79
October 31, 2034	166	55.13	39.85	3.79
October 31, 2035	172	62.89	45.15	3.79

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$92	5.00%	4.10%	4.10%
October 31, 2027	102	10.25	8.31	4.04
October 31, 2028	106	15.76	12.68	4.04
October 31, 2029	110	21.55	17.23	4.04
October 31, 2030	115	27.63	21.97	4.04
October 31, 2031	119	34.01	26.90	4.04
October 31, 2032	124	40.71	32.02	4.04
October 31, 2033	129	47.75	37.36	4.04
October 31, 2034	135	55.13	42.91	4.04
October 31, 2035	140	62.89	48.68	4.04

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$76	5.00%	4.26%	4.26%
October 31, 2027	85	10.25	8.64	4.20
October 31, 2028	89	15.76	13.20	4.20
October 31, 2029	92	21.55	17.96	4.20
October 31, 2030	96	27.63	22.91	4.20
October 31, 2031	100	34.01	28.07	4.20
October 31, 2032	105	40.71	33.45	4.20
October 31, 2033	109	47.75	39.06	4.20
October 31, 2034	114	55.13	44.90	4.20
October 31, 2035	118	62.89	50.98	4.20

266  |  J.P. Morgan U.S. Equity Funds

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$66	5.00%	4.35%	4.35%
October 31, 2027	76	10.25	8.83	4.29
October 31, 2028	79	15.76	13.50	4.29
October 31, 2029	82	21.55	18.36	4.29
October 31, 2030	86	27.63	23.44	4.29
October 31, 2031	90	34.01	28.74	4.29
October 31, 2032	93	40.71	34.26	4.29
October 31, 2033	97	47.75	40.02	4.29
October 31, 2034	102	55.13	46.03	4.29
October 31, 2035	106	62.89	52.29	4.29

JPMorgan Mid Cap Value Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$137	5.00%	3.65%	3.65%
October 31, 2027	156	10.25	7.30	3.52
October 31, 2028	162	15.76	11.08	3.52
October 31, 2029	167	21.55	14.99	3.52
October 31, 2030	173	27.63	19.03	3.52
October 31, 2031	179	34.01	23.22	3.52
October 31, 2032	186	40.71	27.56	3.52
October 31, 2033	192	47.75	32.05	3.52
October 31, 2034	199	55.13	36.70	3.52
October 31, 2035	206	62.89	41.51	3.52

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$112	5.00%	3.90%	3.90%
October 31, 2027	127	10.25	7.85	3.80
October 31, 2028	132	15.76	11.95	3.80
October 31, 2029	137	21.55	16.20	3.80
October 31, 2030	142	27.63	20.62	3.80
October 31, 2031	147	34.01	25.20	3.80
October 31, 2032	153	40.71	29.96	3.80
October 31, 2033	159	47.75	34.90	3.80
October 31, 2034	165	55.13	40.02	3.80
October 31, 2035	171	62.89	45.34	3.80

November 1, 2025  |  267

Additional Fee and Expense Information (continued)

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$87	5.00%	4.15%	4.15%
October 31, 2027	101	10.25	8.37	4.05
October 31, 2028	105	15.76	12.76	4.05
October 31, 2029	109	21.55	17.32	4.05
October 31, 2030	114	27.63	22.08	4.05
October 31, 2031	118	34.01	27.02	4.05
October 31, 2032	123	40.71	32.16	4.05
October 31, 2033	128	47.75	37.52	4.05
October 31, 2034	133	55.13	43.09	4.05
October 31, 2035	139	62.89	48.88	4.05

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$72	5.00%	4.30%	4.30%
October 31, 2027	85	10.25	8.68	4.20
October 31, 2028	89	15.76	13.25	4.20
October 31, 2029	92	21.55	18.00	4.20
October 31, 2030	96	27.63	22.96	4.20
October 31, 2031	100	34.01	28.12	4.20
October 31, 2032	105	40.71	33.50	4.20
October 31, 2033	109	47.75	39.11	4.20
October 31, 2034	114	55.13	44.95	4.20
October 31, 2035	118	62.89	51.04	4.20

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$61	5.00%	4.40%	4.40%
October 31, 2027	75	10.25	8.89	4.30
October 31, 2028	78	15.76	13.57	4.30
October 31, 2029	81	21.55	18.46	4.30
October 31, 2030	85	27.63	23.55	4.30
October 31, 2031	88	34.01	28.86	4.30
October 31, 2032	92	40.71	34.40	4.30
October 31, 2033	96	47.75	40.18	4.30
October 31, 2034	100	55.13	46.21	4.30
October 31, 2035	105	62.89	52.50	4.30

268  |  J.P. Morgan U.S. Equity Funds

JPMorgan Small Cap Growth Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$152	5.00%	3.51%	3.51%
October 31, 2027	161	10.25	7.10	3.47
October 31, 2028	167	15.76	10.82	3.47
October 31, 2029	172	21.55	14.66	3.47
October 31, 2030	178	27.63	18.64	3.47
October 31, 2031	185	34.01	22.76	3.47
October 31, 2032	191	40.71	27.02	3.47
October 31, 2033	198	47.75	31.43	3.47
October 31, 2034	205	55.13	35.99	3.47
October 31, 2035	212	62.89	40.71	3.47

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$126	5.00%	3.76%	3.76%
October 31, 2027	135	10.25	7.62	3.72
October 31, 2028	140	15.76	11.62	3.72
October 31, 2029	146	21.55	15.78	3.72
October 31, 2030	151	27.63	20.08	3.72
October 31, 2031	157	34.01	24.55	3.72
October 31, 2032	162	40.71	29.18	3.72
October 31, 2033	168	47.75	33.99	3.72
October 31, 2034	175	55.13	38.97	3.72
October 31, 2035	181	62.89	44.14	3.72

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$101	5.00%	4.01%	4.01%
October 31, 2027	106	10.25	8.17	4.00
October 31, 2028	110	15.76	12.50	4.00
October 31, 2029	115	21.55	17.00	4.00
October 31, 2030	119	27.63	21.68	4.00
October 31, 2031	124	34.01	26.54	4.00
October 31, 2032	129	40.71	31.61	4.00
October 31, 2033	134	47.75	36.87	4.00
October 31, 2034	140	55.13	42.34	4.00
October 31, 2035	145	62.89	48.04	4.00

November 1, 2025  |  269

Additional Fee and Expense Information (continued)

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$86	5.00%	4.16%	4.16%
October 31, 2027	90	10.25	8.48	4.15
October 31, 2028	94	15.76	12.98	4.15
October 31, 2029	98	21.55	17.67	4.15
October 31, 2030	102	27.63	22.56	4.15
October 31, 2031	106	34.01	27.64	4.15
October 31, 2032	111	40.71	32.94	4.15
October 31, 2033	115	47.75	38.46	4.15
October 31, 2034	120	55.13	44.20	4.15
October 31, 2035	125	62.89	50.19	4.15

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$76	5.00%	4.26%	4.26%
October 31, 2027	80	10.25	8.69	4.25
October 31, 2028	83	15.76	13.31	4.25
October 31, 2029	87	21.55	18.13	4.25
October 31, 2030	90	27.63	23.15	4.25
October 31, 2031	94	34.01	28.38	4.25
October 31, 2032	98	40.71	33.84	4.25
October 31, 2033	103	47.75	39.52	4.25
October 31, 2034	107	55.13	45.45	4.25
October 31, 2035	111	62.89	51.64	4.25

JPMorgan Small Cap Value Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$152	5.00%	3.51%	3.51%
October 31, 2027	168	10.25	7.03	3.40
October 31, 2028	174	15.76	10.67	3.40
October 31, 2029	180	21.55	14.43	3.40
October 31, 2030	186	27.63	18.32	3.40
October 31, 2031	193	34.01	22.34	3.40
October 31, 2032	199	40.71	26.50	3.40
October 31, 2033	206	47.75	30.81	3.40
October 31, 2034	213	55.13	35.25	3.40
October 31, 2035	220	62.89	39.85	3.40

270  |  J.P. Morgan U.S. Equity Funds

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$126	5.00%	3.76%	3.76%
October 31, 2027	137	10.25	7.60	3.70
October 31, 2028	142	15.76	11.58	3.70
October 31, 2029	148	21.55	15.71	3.70
October 31, 2030	153	27.63	19.99	3.70
October 31, 2031	159	34.01	24.43	3.70
October 31, 2032	165	40.71	29.03	3.70
October 31, 2033	171	47.75	33.81	3.70
October 31, 2034	177	55.13	38.76	3.70
October 31, 2035	184	62.89	43.89	3.70

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$101	5.00%	4.01%	4.01%
October 31, 2027	125	10.25	7.98	3.82
October 31, 2028	130	15.76	12.11	3.82
October 31, 2029	135	21.55	16.39	3.82
October 31, 2030	140	27.63	20.84	3.82
October 31, 2031	145	34.01	25.45	3.82
October 31, 2032	151	40.71	30.25	3.82
October 31, 2033	157	47.75	35.22	3.82
October 31, 2034	163	55.13	40.39	3.82
October 31, 2035	169	62.89	45.75	3.82

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$86	5.00%	4.16%	4.16%
October 31, 2027	92	10.25	8.46	4.13
October 31, 2028	96	15.76	12.94	4.13
October 31, 2029	100	21.55	17.61	4.13
October 31, 2030	104	27.63	22.46	4.13
October 31, 2031	109	34.01	27.52	4.13
October 31, 2032	113	40.71	32.79	4.13
October 31, 2033	118	47.75	38.27	4.13
October 31, 2034	123	55.13	43.98	4.13
October 31, 2035	128	62.89	49.93	4.13

November 1, 2025  |  271

Additional Fee and Expense Information (continued)

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$76	5.00%	4.26%	4.26%
October 31, 2027	81	10.25	8.68	4.24
October 31, 2028	84	15.76	13.29	4.24
October 31, 2029	88	21.55	18.09	4.24
October 31, 2030	92	27.63	23.10	4.24
October 31, 2031	96	34.01	28.32	4.24
October 31, 2032	100	40.71	33.76	4.24
October 31, 2033	104	47.75	39.43	4.24
October 31, 2034	108	55.13	45.34	4.24
October 31, 2035	113	62.89	51.51	4.24

JPMorgan SMID Cap Equity Fund
	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$111	5.00%	3.91%	3.91%
October 31, 2027	132	10.25	7.81	3.75
October 31, 2028	137	15.76	11.85	3.75
October 31, 2029	142	21.55	16.04	3.75
October 31, 2030	148	27.63	20.40	3.75
October 31, 2031	153	34.01	24.91	3.75
October 31, 2032	159	40.71	29.59	3.75
October 31, 2033	165	47.75	34.45	3.75
October 31, 2034	171	55.13	39.50	3.75
October 31, 2035	178	62.89	44.73	3.75

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$60	5.00%	4.41%	4.41%
October 31, 2027	74	10.25	8.91	4.31
October 31, 2028	77	15.76	13.60	4.31
October 31, 2029	80	21.55	18.50	4.31
October 31, 2030	84	27.63	23.61	4.31
October 31, 2031	87	34.01	28.94	4.31
October 31, 2032	91	40.71	34.49	4.31
October 31, 2033	95	47.75	40.29	4.31
October 31, 2034	99	55.13	46.34	4.31
October 31, 2035	103	62.89	52.64	4.31

272  |  J.P. Morgan U.S. Equity Funds

JPMorgan U.S. Equity Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$121	5.00%	3.81%	3.81%
October 31, 2027	128	10.25	7.74	3.79
October 31, 2028	133	15.76	11.83	3.79
October 31, 2029	138	21.55	16.07	3.79
October 31, 2030	143	27.63	20.47	3.79
October 31, 2031	149	34.01	25.03	3.79
October 31, 2032	154	40.71	29.77	3.79
October 31, 2033	160	47.75	34.69	3.79
October 31, 2034	166	55.13	39.79	3.79
October 31, 2035	172	62.89	45.09	3.79

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$96	5.00%	4.06%	4.06%
October 31, 2027	102	10.25	8.26	4.04
October 31, 2028	106	15.76	12.64	4.04
October 31, 2029	110	21.55	17.19	4.04
October 31, 2030	115	27.63	21.92	4.04
October 31, 2031	119	34.01	26.85	4.04
October 31, 2032	124	40.71	31.97	4.04
October 31, 2033	129	47.75	37.30	4.04
October 31, 2034	134	55.13	42.85	4.04
October 31, 2035	140	62.89	48.62	4.04

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$70	5.00%	4.31%	4.31%
October 31, 2027	76	10.25	8.78	4.29
October 31, 2028	79	15.76	13.45	4.29
October 31, 2029	82	21.55	18.32	4.29
October 31, 2030	86	27.63	23.39	4.29
October 31, 2031	89	34.01	28.69	4.29
October 31, 2032	93	40.71	34.21	4.29
October 31, 2033	97	47.75	39.97	4.29
October 31, 2034	102	55.13	45.97	4.29
October 31, 2035	106	62.89	52.23	4.29

November 1, 2025  |  273

Additional Fee and Expense Information (continued)

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$55	5.00%	4.46%	4.46%
October 31, 2027	60	10.25	9.10	4.44
October 31, 2028	62	15.76	13.94	4.44
October 31, 2029	65	21.55	19.00	4.44
October 31, 2030	68	27.63	24.28	4.44
October 31, 2031	71	34.01	29.80	4.44
October 31, 2032	74	40.71	35.57	4.44
October 31, 2033	78	47.75	41.59	4.44
October 31, 2034	81	55.13	47.87	4.44
October 31, 2035	85	62.89	54.44	4.44

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2026	$45	5.00%	4.56%	4.56%
October 31, 2027	49	10.25	9.31	4.54
October 31, 2028	51	15.76	14.27	4.54
October 31, 2029	54	21.55	19.46	4.54
October 31, 2030	56	27.63	24.88	4.54
October 31, 2031	59	34.01	30.55	4.54
October 31, 2032	61	40.71	36.48	4.54
October 31, 2033	64	47.75	42.67	4.54
October 31, 2034	67	55.13	49.15	4.54
October 31, 2035	70	62.89	55.92	4.54
274  |  J.P. Morgan U.S. Equity Funds

This Page Intentionally Left Blank.

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How to Reach Us
MORE INFORMATION
For investors who want more information on the Funds, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Funds’ annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about each Fund’s investments and performance. The annual reports also include details about the market conditions and investment strategies that have a significant effect on each Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:
J.P. Morgan Funds Services
P.O. Box 219143
Kansas City, MO 64121-9143
If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File Nos.:
JPMorgan Trust I………………………………………………………........................811-21295
JPMorgan Trust II…………………………………………….……............................811-4236
JPMorgan Trust IV…………………………………………….…….….......................811-23117
JP Morgan Fleming Mutual Fund Group Inc…...…….………………….......811-8189
JP Morgan Mutual Fund Investment Trust….…….…....………………….......811-5526
©JPMorgan Chase & Co., 2025. All rights reserved. November 2025.

PR-EQR2R3R4R5R6-1125

J.P. Morgan U.S. Equity Funds
STATEMENT OF ADDITIONAL INFORMATION — PART I
November 1, 2025
JPMORGAN TRUST I (“JPMT I”)
Fund Name	A	C	I	L	R2	R3	R4	R5	R6
JPMorgan Diversified Fund (the “Diversified Fund”)	JDVAX	JDVCX	JDVSX	JPDVX					JDVZX
JPMorgan Hedged Equity Fund (the “Hedged Equity Fund”)	JHQAX	JHQCX	JHEQX					JHQPX	JHQRX
JPMorgan Mid Cap Equity Fund (the “Mid Cap Equity Fund”)	JCMAX	JMCCX	VSNGX		JMCEX			JMEEX	JPPEX
JPMorgan Small Cap Blend Fund (the “Small Cap Blend Fund”)	VSCOX	VSCCX	JDSCX		*	*	*	*	JSCHX
JPMorgan Small Cap Equity Fund (the “Small Cap Equity Fund”)	VSEAX	JSECX	VSEIX		JSEZX	JSEPX	JSEQX	JSERX	VSENX
JPMorgan U.S. Equity Fund (the “U.S. Equity Fund”)	JUEAX	JUECX	JUESX	JMUEX	JUEZX	JUEPX	JUEQX	JUSRX	JUEMX
JPMorgan U.S. GARP Equity Fund (the “U.S. GARP Equity Fund”)	JIGAX	JCICX	JPGSX		JIGZX			JGIRX	JGISX
JPMorgan U.S. Large Cap Core Plus Fund (the “U.S. Large Cap Core Plus Fund”)	JLCAX	JLPCX	JLPSX		JLPZX			JCPRX	JLPYX
JPMorgan U.S. Research Enhanced Equity Fund (the “U.S. Research Enhanced Equity Fund”)	JDEAX		JDESX						JDEUX
JPMorgan U.S. Small Company Fund (the “U.S. Small Company Fund”)	JTUAX	JTUCX	JSCSX	JUSSX	JSCZX	JUSPX	JUSQX	JUSYX	JUSMX
JPMorgan U.S. Sustainable Leaders Fund (the “U.S. Sustainable Leaders Fund”)	JICAX	JICCX	JIISX						JIIGX
JPMorgan U.S. Value Fund (the “U.S. Value Fund”)	VGRIX	VGICX	VGIIX		VGRTX	JGAVX	JGRUX	VGIFX	VGINX
JPMorgan Value Advantage Fund (the “Value Advantage Fund”)	JVAAX	JVACX	JVASX	JVAIX	JGAQX	JVAPX	JVAQX	JVARX	JVAYX
JPMORGAN TRUST II (“JPMT II”)
Fund Name	A	C	I	L	R2	R3	R4	R5	R6
JPMorgan Equity Income Fund (the “Equity Income Fund”)	OIEIX	OINCX	HLIEX		OIEFX	OIEPX	OIEQX	OIERX	OIEJX
JPMorgan Equity Index Fund (the “Equity Index Fund”)	OGEAX	OEICX	HLEIX						OGFAX
JPMorgan Large Cap Growth Fund (the “Large Cap Growth Fund”)	OLGAX	OLGCX	SEEGX		JLGZX	JLGPX	JLGQX	JLGRX	JLGMX
JPMorgan Large Cap Value Fund (the “Large Cap Value Fund”)	OLVAX	OLVCX	HLQVX		JLVZX	OLVTX	OLVRX	JLVRX	JLVMX
JPMorgan Mid Cap Growth Fund (the “Mid Cap Growth Fund”)	OSGIX	OMGCX	HLGEX		JMGZX	JMGPX	JMGQX	JMGFX	JMGMX
JPMorgan Small Cap Growth Fund (the “Small Cap Growth Fund”)	PGSGX	OSGCX	OGGFX	JISGX	JSGZX	JGRQX	JGLYX	JGSVX	JGSMX
JPMorgan Small Cap Value Fund (the “Small Cap Value Fund”)	PSOAX	OSVCX	PSOPX		JSVZX	JSVPX	JSVQX	JSVRX	JSVUX
JPMorgan SMID Cap Equity Fund (the “SMID Cap Equity Fund”)	PECAX	ODMCX	WOOPX			WOOOX			WOOSX
JPMORGAN TRUST IV (“JPMT IV”)
Fund Name	A	C	I	L	R2	R3	R4	R5	R6
JPMorgan Equity Premium Income Fund (the “Equity Premium Income Fund”)	JEPAX	JEPCX	JEPIX					JEPSX	JEPRX
JPMorgan Hedged Equity 2 Fund (the “Hedged Equity 2 Fund”)	JHDAX	JHDCX	JHQDX					JHDFX	JHDRX
JPMorgan Hedged Equity 3 Fund (the “Hedged Equity 3 Fund”)	JHTAX	JHTCX	JHQTX					JHTGX	JHTRX
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST (“JPMMFIT”)
Fund Name	A	C	I	L	R2	R3	R4	R5	R6
JPMorgan Growth Advantage Fund (the “Growth Advantage Fund”)	VHIAX	JGACX	JGASX		JGRJX	JGTTX	JGTUX	JGVRX	JGVVX
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. (“JPMFMFG”)
Fund Name	A	C	I	L	R2	R3	R4	R5	R6
JPMorgan Mid Cap Value Fund (the “Mid Cap Value Fund”)	JAMCX	JCMVX	JMVSX	FLMVX	JMVZX	JMVPX	JMVQX	JMVRX	JMVYX
*
An exchange ticker symbol is not available for this share class.
SAI-USEQ-1125

(each a “Fund” and collectively, the “Funds” or the “Equity Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated November 1, 2025, as supplemented from time to time (the “Prospectuses”). Additionally, this SAI incorporates by reference the audited financial statements included in the Financial Statements and Other Information relating to the Funds dated June 30, 2025. The Prospectuses and the Financial Statements and Other Information, including the Independent Registered Public Accounting Firm’s Reports, are available online at www.jpmorganfunds.com without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains additional information that generally applies to the Funds and other J.P. Morgan Funds.
For more information about the Funds or the Financial Statements and Other Information, simply write or call:
J.P. Morgan Funds Services
P.O. Box 219143
Kansas City, MO 64121-9143
1-800-480-4111

Part I
Table of Contents
PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trusts and the Funds
JPMT I Historical Information
JPMT I is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust, dated November 5, 2004. Each of the Funds which is a series of JPMT I (except Hedged Equity Fund, U.S. Large Cap Core Plus Fund, and Value Advantage Fund) is a successor mutual fund to J.P. Morgan Funds that were series of J.P. Morgan Mutual Fund Series at the close of business on February 18, 2005 (“Predecessor J.P. Morgan Funds”). Each of the Predecessor J.P. Morgan Funds (other than U.S. GARP Equity Fund and U.S. Sustainable Leaders Fund) (the “Predecessor Intrepid Funds”) operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series on February 18, 2005.
The Predecessor J.P. Morgan Funds, other than the Predecessor Intrepid Funds, were formerly series of the following business trusts (the “Predecessor JPMorgan Trusts”):
J.P. Morgan Institutional Funds (“JPMIF”)	J.P. Morgan Mutual Fund Select Group (“JPMMFSG”)
JPMorgan Diversified Fund	JPMorgan Mid Cap Equity Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Small Company Fund

J.P. Morgan Mutual Fund Group (“JPMMFG”)	J.P. Morgan Mutual Fund Series (“JPMMFS”)
JPMorgan U.S. Value Fund	JPMorgan U.S. GARP Equity Fund
JPMorgan Small Cap Blend Fund	JPMorgan U.S. Sustainable Leaders Fund
JPMorgan Small Cap Equity Fund
Shareholders of each of the Predecessor J.P. Morgan Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor JPMorgan Trusts (other than JPMMFS), on behalf of the Predecessor J.P. Morgan Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor J.P. Morgan Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”).
JPMT II Historical Information
JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on the closing date.
With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than the Growth Advantage Fund and the Mid Cap Value Fund) in this SAI prior to the Closing Date refers to the Predecessor J.P. Morgan Funds or One Group Mutual Funds.
JPMT IV Historical Information
JPMT IV is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 11, 2015, pursuant to a Declaration of Trust dated November 11, 2015, as subsequently amended. In addition to the Fund, the Trust consists of other series representing separate investment funds (each a “J.P. Morgan Fund”).
JPMMFIT Historical Information
The Growth Advantage Fund (formerly JPMorgan Mid Cap Growth Fund) is a series of JPMMFIT, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997. Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust.
Part I - 1

JPMFMFG Historical Information
The Mid Cap Value Fund is a series of JPMFMFG, a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.
REORGANIZATIONS OF FUNDS. After the close of business on February 18, 2005, certain “Predecessor J.P. Morgan Funds” and One Group Mutual Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.
Target Funds	Surviving Funds
JPMorgan Equity Income Fund	One Group Equity Income Fund
(now known as JPMorgan Equity Income Fund)
JPMorgan Equity Growth Fund	One Group Large Cap Growth Fund
(now known as JPMorgan Large Cap Growth Fund)
JPMorgan Small Cap Growth Fund; JPMorgan U.S.	One Group Small Cap Growth Fund
Small Company Opportunities Fund	(now known as JPMorgan Small Cap Growth Fund)
One Group Balanced Fund	JPMorgan Diversified Fund
One Group Diversified Equity Fund	JPMorgan U.S. Equity Fund
On June 26, 2009, certain J.P. Morgan Funds were involved in reorganizations with other J.P. Morgan Funds as follows:
Acquired Funds	Acquiring Funds
JPMorgan Capital Growth Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
On March 14, 2014, the JPMorgan Mid Cap Core Fund was acquired by the JPMorgan Mid Cap Equity Fund.
On October 27, 2017, the JPMorgan Dynamic Growth Fund (the “Dynamic Growth Fund”) was merged with and into the JPMorgan Large Cap Growth Fund.
Fund Names. As of November 1, 2007, the JPMorgan Intrepid Long/Short Fund changed its name to the JPMorgan Intrepid Plus Fund. As of June 29, 2007, the JPMorgan Dynamic Small Cap Fund changed its name to the JPMorgan Dynamic Small Cap Growth Fund. As of June 1, 2018, the JPMorgan Dynamic Small Cap Growth Fund changed its name to the JPMorgan Small Cap Blend Fund. As of March 31, 2017, the JPMorgan Intrepid Advantage Fund changed its name to the JPMorgan Intrepid Sustainable Equity Fund. As of November 1, 2017, the JPMorgan Disciplined Equity Fund changed its name to the JPMorgan U.S. Research Enhanced Equity Fund. As of August 17, 2020, the JPMorgan Intrepid Sustainable Equity Fund changed its name to the JPMorgan U.S. Sustainable Leaders Fund. As of November 1, 2020, the JPMorgan Growth and Income Fund changed its name to the JPMorgan U.S. Value Fund. As of November 1, 2020, the JPMorgan Intrepid Mid Cap Fund changed its name to the JPMorgan SMID Cap Equity Fund. As of February 1, 2021, the JPMorgan Intrepid Growth Fund changed its name to JPMorgan U.S. GARP Equity Fund.
Prior to February 19, 2005, certain JPMT I and JPMT II Funds had the following names listed below corresponding to their current names:
Former Name	Current Name
One Group Diversified Mid Cap Fund	JPMorgan SMID Cap Equity Fund[1]
One Group Equity Income Fund	JPMorgan Equity Income Fund
One Group Equity Index Fund	JPMorgan Equity Index Fund
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund
One Group Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund[2]
JPMorgan Intrepid Investor Fund	JPMorgan U.S. Sustainable Leaders Fund[3]

1
As of February 19, 2005, the Fund was named the JPMorgan Diversified Mid Cap Fund. The name was changed to the JPMorgan SMID Cap Equity Fund effective July 29, 2005. The name was then changed to JPMorgan SMID Cap Equity Fund effective November 1, 2020.
2
As of February 19, 2005, the Fund was named the JPMorgan Diversified Mid Cap Growth Fund. The name was changed to the JPMorgan Mid Cap Growth Fund effective June 27, 2009.
Part I - 2

3
As of February 19, 2005, the Fund was named JPMorgan Intrepid Contrarian Fund. The name was changed to JPMorgan Intrepid Multi Cap Fund effective April 10, 2006. The name was then changed to JPMorgan Intrepid Advantage Fund effective February 28, 2013. The name was then changed to JPMorgan Intrepid Sustainable Equity effective March 31, 2017. The name was then changed to JPMorgan U.S. Sustainable Leaders Fund effective August 17, 2020.
In addition, effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:
Former Name	Name As Of May 1, 2003
J. P. Morgan Select Mid Cap Equity	JPMorgan Mid Cap Equity Fund
Share Classes
Share Classes. Shares in the Funds are generally offered in multiple classes. The following chart shows the share classes offered (or which may be offered in the future) by each of the Funds as of the date of this SAI:
Fund	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Diversified Fund	X	X	X	X					X1
Equity Income Fund	X	X	X		X	X2	X2	X	X
Equity Index Fund	X	X	X						X3
Equity Premium Income Fund	X	X	X					X	X
Growth Advantage Fund	X	X	X		X4	X5	X5	X	X
Hedged Equity Fund	X	X	X					X	X
Hedged Equity 2 Fund	X	X	X					X	X
Hedged Equity 3 Fund	X	X	X					X	X
Large Cap Growth Fund	X	X	X		X	X2	X2	X	X
Large Cap Value Fund	X	X	X		X	X6	X6	X	X
Mid Cap Equity Fund	X	X	X		X			X	X
Mid Cap Growth Fund	X	X	X		X	X2	X2	X	X
Mid Cap Value Fund	X	X	X	X	X	X2	X2	X3	X3
Small Cap Blend Fund	X	X	X		X*	X*	X*	X*	X7
Small Cap Equity Fund	X	X	X		X	X2	X2	X	X8
Small Cap Growth Fund	X	X	X	X	X	X4	X4	X3	X
Small Cap Value Fund	X	X	X		X	X2	X2	X	X
SMID Cap Equity Fund	X	X	X			X2			X9
U.S. Equity Fund	X	X	X	X	X	X2	X2	X	X
U.S. GARP Equity Fund	X	X	X		X			X	X9
U.S. Large Cap Core Plus Fund	X	X	X		X			X	X1
U.S. Research Enhanced Equity Fund	X		X						X
U.S. Small Company Fund	X	X	X	X	X	X2	X2	X3	X
U.S. Sustainable Leaders Fund	X	X	X						X10
U.S. Value Fund	X	X	X		X9	X4	X4	X9	X9
Value Advantage Fund	X	X	X	X	X4	X3	X3	X3	X3

*
The share class is not currently offered to the public.
1
Class R6 Shares of the Diversified Fund and U.S. Large Cap Core Plus Fund were first offered as of 11/1/17.
2
Class R3 and Class R4 Shares of the Equity Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Value Fund, U.S. Equity Fund and U.S. Small Company Fund were first offered as of 9/9/16, as well as Class R3 Shares of the SMID Cap Equity Fund.
3
Class R6 Shares of Equity Index Fund were first offered as of 9/1/16, Class R6 Shares of Mid Cap Value Fund and Value Advantage, as well as Class R5 Shares of Mid Cap Value Fund, Small Cap Growth Fund, U.S. Small Company Fund and Value Advantage Fund, as well as Class R3 and Class R4 Shares of Value Advantage Fund were first offered as of 9/9/16.
4
Class R2 Shares of Growth Advantage Fund and Value Advantage Fund, as well as Class R3 and Class R4 Shares of U.S. Value Fund and Small Cap Growth Fund were first offered as of 7/31/17.
5
Class R3 and Class R4 Shares of Growth Advantage Fund were first offered as of 5/31/17.
6
Class R3 and Class R4 Shares of the Large Cap Value Fund were first offered as of 10/1/18.
7
Class R6 Shares of the Small Cap Blend Fund were first offered as of 7/2/18.
8
Class R6 Shares of Small Cap Equity Fund were first offered as of 5/31/16.
9
Class R6 Shares of the U.S. GARP Equity Fund and SMID Cap Equity Fund, as well as Class R2, Class R5 and Class R6 Shares of the U.S. Value Fund were first offered as of 11/2/15.
10
Class R6 Shares of U.S. Sustainable Leaders Fund were first offered as of 9/30/20.
All share classes of the Small Cap Growth Fund; Class A Shares of U.S. Research Enhanced Equity Fund; and Class L Shares of any applicable Fund are not available for purchase by new investors except as described in the Funds’ Prospectuses.
The shares of the Funds are collectively referred to in this SAI as the “Shares.”
Part I - 3

Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.
This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectuses. The Funds’ executive offices are located at 277 Park Avenue, New York, NY 10172.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMT IV, JPMMFIT, JPMFMFG and Undiscovered Managers Funds (“UMF”) (each a “J.P. Morgan Fund,” and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMT IV, JPMMFIT, JPMFMFG and UMF are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”
The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are sub-advised by Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”). JPMIM is also referred to herein as the “Adviser.” Fuller & Thaler is also referred to herein as the “Sub-Adviser.”
Investments in the Funds are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Adviser, with respect to each Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to a Fund’s operations. Therefore, each Fund and the Adviser with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional CFTC requirements. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
INVESTMENT POLICIES
The following investment policies have been adopted by the respective Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Fund’s Prospectuses or herein, and may be changed by the Trustees of the Fund without shareholder approval. For purposes of this SAI, the Securities Act of 1933 is defined herein as the “1933 Act” or the “Securities Act.”
Except for each of the restrictions on borrowings set forth below in each set of Fundamental Investment policies, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating policy on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause will not be considered a violation and such Fund may continue to hold any securities affecting that percentage or rating policy. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Fund’s Adviser will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in
Part I - 4

the SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements of the SEC under the 1940 Act.
For purposes of the fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. For Equity Premium Income Fund this fundamental investment policy regarding industry concentration does not apply to securities issued by other investment companies, securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby. For the purposes of the fundamental investment policy regarding industry concentration, the Fund currently utilizes any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the Adviser as to how to classify issuers. For purposes of fundamental investment policies involving industry concentration, “group of industries,” to the extent such term is applicable, means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.
Shareholders of the Growth Advantage Fund, the Mid Cap Equity Fund, the Small Cap Blend Fund, the Small Cap Equity Fund, and the U.S. Value Fund, must be given at least 30 days’ prior written notice of any change in such Fund’s investment objectives.
In addition, each of the Funds, except the Diversified Fund, Growth Advantage Fund and Value Advantage Fund has an 80% investment policy which is described in such Fund’s Prospectuses. In calculating assets for purposes of each Fund’s 80% investment policy, assets are net assets plus the amount of any borrowings. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
Investment Policies of Funds that Are Series of JPMT I, JPMIT IV, JPMFMFG and JPMMFIT
Investment Policies of the Hedged Equity Fund
Fundamental Investment Policies. The Fund:
(1)
May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;
(2)
May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
(3)
May not borrow money, except to the extent permitted by applicable law;
(4)
May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;
(5)
May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector;
(6)
May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by
Part I - 5

persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;
(7)
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law; and
(8)
May not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
For the purposes of investment restriction (5) above, real estate includes real estate limited partnerships.
Non-Fundamental Investment Policies. The Fund:
(1)
May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and
(2)
May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Investment Policies of the Equity Premium Income Fund, the Hedged Equity 2 Fund and the Hedged Equity 3 Fund
Fundamental Investment Policies. Each of the Funds:
(1)
May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries, except as permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(2)
May issue senior securities, to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(3)
May borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(4)
May not underwrite the securities of other issuers, except to the extent that the Fund, may be deemed an underwriter under certain securities laws in disposing of portfolio securities or in connection with investments in other investment companies;
(5)
May purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(6)
May purchase and sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(7)
May make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation; and
(8)
May not make any investment inconsistent with its classification as a diversified investment company as that term is defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.
Non-Fundamental Investment Policies. Each of the Funds:
(1)
May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Investment Policies of the Mid Cap Value Fund
Fundamental Investment Policies. The Fund may not:
(1)
Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a
Part I - 6

result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This policy applies to 75% of the Fund’s total assets.
(2)
Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.
(3)
Borrow money in an amount exceeding 33 1∕3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.
(4)
Make loans if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
(5)
Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
(6)
Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.
(7)
Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
Non-Fundamental Investment Policies. The Fund may not:
(1)
Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, provided, the Fund may segregate assets without limit in order to comply with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.
(2)
Invest in companies for the purpose of exercising control.
(3)
Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.
(4)
Invest its assets in securities of any investment company, except as permitted by the 1940 Act.
(5)
Enter into a futures contract or options transaction if the Fund’s total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund’s total assets, and the Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund’s custodian or will otherwise comply with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.
(6)
Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Investment Policies of the Diversified Fund, the U.S. Equity Fund, the U.S. Large Cap Core Plus Fund, the U.S. Research Enhanced Equity Fund and the U.S. Small Company Fund
Fundamental Investment Policies. Each of the Funds:
(1)
May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.
Part I - 7

(2)
May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. For purposes of fundamental investment policies regarding industry concentration, a Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).
(3)
May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.
(4)
May not borrow money, except to the extent permitted by applicable law.
(5)
May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.
(6)
May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and, in the case of the Diversified Fund, make direct investments in mortgages.
(7)
May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
(8)
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.
Non-Fundamental Investment Policies. Each of the Funds:
(1)
May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this policy shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.
(2)
May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.
(3)
May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act (except that the policy does not apply to the Diversified Fund).
Investment Policies of the Small Cap Blend Fund, the Small Cap Equity Fund and the U.S. Value Fund
Fundamental Investment Policies. With respect to the U.S. Value Fund, it is a fundamental policy of the Fund that when the Fund holds no portfolio securities except interests in another investment company (“master portfolio”) in which it invests, the Fund’s investment objective and policies shall be identical to the master portfolio’s investment objective and policies, except for the following: the Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of the Fund that when the Fund holds only portfolio securities other than interests in the master portfolio, the Fund’s investment objective and policies shall be identical to the investment objective and policies of the master portfolio at the time the assets of the Fund were withdrawn from that master portfolio.
Each of the Funds:
(1)
May not borrow money, except to the extent permitted by applicable law.
(2)
May make loans to other persons, in accordance with the Fund’s investment objectives and policies and to the extent permitted by applicable law.
Part I - 8

(3)
May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this policy.
(4)
May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.
(5)
May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.
(6)
May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.
(7)
May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.
(8)
May not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
Non-Fundamental Investment Policies. Each of the Funds:
(1)
May not with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.
(2)
May not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.
(3)
May not purchase or sell interests in oil, gas or mineral leases.
(4)
May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.
(5)
Except as specified above, may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.
(6)
May not (other than U.S. Value Fund) acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
(7)
May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.
Part I - 9

Investment Policies of the Growth Advantage Fund
Fundamental Investment Policies. The Fund:
(1)
May not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1∕3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund’s total assets must be repaid before the Fund may make additional investments.
(2)
May make loans to other persons, in accordance with the Fund’s investment objectives and policies and to the extent permitted by applicable law.
(3)
May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.
(4)
May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.
(5)
May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.
(6)
May not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.
(7)
May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.
In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Growth Advantage Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment policy (2) above, loan participations are considered to be debt instruments. For purposes of investment policy (5) above, real estate includes real estate limited partnerships. For purposes of investment policy (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment policy (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of policy (3) above.
Non-Fundamental Investment Policies. The Fund:
(1)
May not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions or policies and investment program of the Fund.
Part I - 10

(2)
May not purchase or sell interests in oil, gas or mineral leases.
(3)
May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.
(4)
Except as specified above, may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.
(5)
May not, with respect to 50% of its assets, hold more than 10% of the outstanding shares of issuers.
(6)
May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
For purposes of the investment policies regarding the Growth Advantage Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.
In order to permit the sale of its shares in certain states, the Growth Advantage Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.
Investment Policies of the Mid Cap Equity Fund
Fundamental Investment Policies. The Fund:
(1)
May not borrow money, except to the extent permitted by applicable law.
(2)
May make loans to other persons, in accordance with such Fund’s investment objective and policies and to the extent permitted by applicable law.
(3)
May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.
(4)
May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.
(5)
May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.
(6)
May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.
Part I - 11

(7)
May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.
(8)
May not purchase securities of any issuer if such a purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Equity Fund, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment policy (5) above, real estate includes real estate limited partnerships. For purposes of investment policy (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment policy (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of policy (3) above.
Non-Fundamental Investment Policies. The Fund:
(1)
May not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.
(2)
May not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.
(3)
May not purchase or sell interests in oil, gas or mineral leases.
(4)
May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.
(5)
May invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a “Mauritius Portfolio Company”) will not be considered an investment company for this purpose.
(6)
May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
For purposes of the investment policies regarding the Mid Cap Equity Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.
Investment Policies of the U.S. GARP Equity Fund, the U.S. Sustainable Leaders Fund and the Value Advantage Fund
Fundamental Investment Policies. Each of the Funds:
(1)
May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act of 1940. This policy does not apply to the U.S. GARP Equity Fund, which is non-diversified.
(2)
May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. For purposes of fundamental investment policies regarding industry concentration, a Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).
(3)
May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder.
Part I - 12

(4)
May not borrow money, except to the extent permitted by applicable law.
(5)
May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933.
(6)
May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages.
(7)
May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
(8)
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.
Non-Fundamental Investment Policies. Each of the Funds:
(1)
May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this policy shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.
(2)
May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.
(3)
May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as “leverage.”
Investment Policies of Funds that are Series of JPMT II
Fundamental Investment Policies. None of the Funds may:
(1)
Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time. This policy does not apply to the Large Cap Growth Fund, which is non-diversified.
(2)
Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.
(3)
Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.
(4)
Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”
Part I - 13

(5)
Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(6)
Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).
(7)
Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(8)
Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.
(9)
Issue senior securities except with respect to any permissible borrowings.
(10)
Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).
None of the Funds may:
(1)
Purchase securities on margin or sell securities short except, for use of short-term credit necessary for clearance of purchases of portfolio securities.
Non-Fundamental Investment Policies.
The following policy applies to the Equity Index Fund:
(1)
The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.
The following policy applies to SMID Cap Equity Fund:
(1)
The Fund may not acquire securities of any other investment company or company relying on section 3(c)(1) or 3(c)(7) in excess of the limits contained in Section 12(d)(1)(A) of the Investment company Act of 1940, except to the extent it:
(i)
Invest in affiliated money market funds for short-term cash management purposes,
(ii)
engages in interfund borrowing and lending transactions, or
(iii)
receives securities of another investment company as a dividend or as result of a plan of reorganization of a company.
None of the Funds may:
(1)
Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
INVESTMENT PRACTICES
The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
FUND NAME	FUND CODE
Diversified Fund	1
Equity Income Fund	2
Equity Index Fund	3
Equity Premium Income Fund	4
Growth Advantage Fund	5
Hedged Equity Fund	6
Hedged Equity 2 Fund	7
Hedged Equity 3 Fund	8
Part I - 14

FUND NAME	FUND CODE
Large Cap Growth Fund	9
Large Cap Value Fund	10
Mid Cap Equity Fund	11
Mid Cap Growth Fund	12
Mid Cap Value Fund	13
Small Cap Blend Fund	14
Small Cap Equity Fund	15
Small Cap Growth Fund	16
Small Cap Value Fund	17
SMID Cap Equity Fund	18
U.S. Equity Fund	19
U.S. GARP Equity Fund	20
U.S. Large Cap Core Plus Fund	21
U.S. Research Enhanced Equity Fund	22
U.S. Small Company Fund	23
U.S. Sustainable Leaders Fund	24
U.S. Value Fund	25
Value Advantage Fund	26

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a
mortgage pool which provide for a fixed initial mortgage
interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1-2, 5, 11-18, 20, 24-26	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company
receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by
other types of receivables or other assets.
	1-2, 5, 11-18, 20, 24-26	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	2, 5, 11-18, 20, 24-26	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of
deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a
commercial bank. Maturities are generally six months or
less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a
specified return. Time deposits are non-negotiable receipts
issued by a bank in exchange for the deposit of funds.
	1-26	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes
and/or for investment purposes. Such a practice will result
in leveraging of a Fund’s assets and may cause a Fund to
liquidate portfolio positions when it would not be
advantageous to do so. A Fund must maintain continuous
asset coverage of 300% of the amount borrowed, with the
exception for borrowings not in excess of 5% of the Fund’s
total assets made for temporary administrative purposes.
	1-26	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1-2, 5, 11-18, 20, 24-26	Foreign Investments (including Foreign Currencies)
Part I - 15

Instrument	Fund Code	Part II Section Reference
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a
security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date.
	1-26	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-3, 5-26	Commercial Paper
Common Stock: Shares of ownership of a company.	1-26	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred securities or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-26	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred securities that can convert to common stock including contingent convertible securities.	1-26	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-3, 5, 9, 11-20, 22-26	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement
between two parties pursuant to which one party pays the
other a fixed periodic coupon for the specified life of the
agreement. The other party makes no payment unless a
credit event, relating to a predetermined reference asset,
occurs. If such an event occurs, the party will then make a
payment to the first party, and the swap will terminate.
	1-2, 5, 11-12, 14-18, 20, 24-26	Swaps and Related Swap Products
Demand Features: Securities that are subject to puts and
standby commitments to purchase the securities at a fixed
price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1-2, 5, 11-18, 20, 24-26	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1-2, 5, 11-26	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in
unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or
stocks designed to track the price performance and dividend
yield of a particular broad-based, sector or international
index. ETFs include a wide range of investments.
	1-26	Investment Company Securities and Exchange-Traded Funds
Foreign Currency Transactions: Strategies used to hedge
against currency risks, for other risk management or
operational purposes or to increase income or gain to a
Fund. These strategies may consist of use of any of the
following: options on currencies, currency futures, options
on such futures, forward foreign currency transactions
(including non-deliverable forwards (“NDFs”)), forward rate
agreements and currency swaps, caps and floors.
	1-2, 5, 9, 11-20, 24, 26	Foreign Investments (including Foreign Currencies)
Part I - 16

Instrument	Fund Code	Part II Section Reference
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign
securities may also include American Depositary Receipts
(“ADRs”), Global Depositary Receipts (“GDRs”), European
Depositary Receipts (“EDRs”) and American Depositary
Securities.
	1-26	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that
are generally rated below investment grade by the primary
rating agencies or are unrated but are deemed by a Fund’s
Adviser to be of comparable quality.
	1-2, 5, 9, 11-18, 20, 24-26	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S.
government as well as securities issued by other entities
such as corporations, foreign governments and foreign
issuers.
	1-2, 5, 11-18, 20, 24-26	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1-26	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-3, 5-26	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt
instruments with interest rates that reset in the opposite
direction from the market rate of interest to which the
inverse floater is indexed.
	1-2, 5, 11-18, 20, 24-26	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment
companies, including money market funds for which the
Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when
investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
	1-26	Investment Company Securities and Exchange-Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or governments, including governments in less developed countries.	1-2, 5, 9, 11-18, 20, 24-26	Loans
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1-26	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	2, 5, 9-21, 24-26	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by
real estate loans and pools of loans such as collateralized
mortgage obligations (“CMOs”), commercial mortgage-
backed securities (“CMBSs”) and other asset-backed
structures.
	1-2, 5, 9-18, 20, 24-26	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells
securities for delivery in a current month and
simultaneously contracts with the same party to repurchase
similar but not identical securities on a specified future date.
	1-2, 5, 11-18, 20, 24-26	Mortgage-Related Securities
Part I - 17

Instrument	Fund Code	Part II Section Reference
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes.
Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general
obligation notes, tax anticipation notes, bond anticipation
notes, revenue anticipation notes, other short-term tax-
exempt obligations, municipal leases, obligations of
municipal housing authorities and single-family revenue
bonds.
	1-2, 5, 9-18, 20, 24-26	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-26	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-2, 5, 11-18, 20, 24-26	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase
and sell (a) exchange traded and over-the-counter put and
call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b)
futures contracts on securities and indexes of securities.
	1-26	Options and Futures Transactions
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-26	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other
Unregistered Securities: Securities not registered under the
Securities Act of 1933, such as privately placed commercial
paper and Rule 144A securities.
	1-26	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-26	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-3, 5-26	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	1-3, 5-26	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and
Corporate Restructurings: In connection with reorganizing
or restructuring of an issuer, an issuer may issue common
stock or other securities to holders of its debt securities.
	1-3, 5-26	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash as collateral.	1-26	Securities Lending
Short Selling: A Fund sells a security it does not own in
anticipation of a decline in the market value of the security.
To complete the transaction, a Fund must borrow the
security to make delivery to the buyer. A Fund is obligated
to replace the security borrowed by purchasing it
subsequently at the market price at the time of replacement.
	1, 5, 11, 13-15, 20-21, 24-26	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-3, 5-26	Short-Term Funding Agreements
Part I - 18

Instrument	Fund Code	Part II Section Reference
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	1-2, 5, 11-21, 24-26	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-
class mortgage securities which are usually structured with
two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal-Only (“PO”)
securities issued outside a Real Estate Mortgage Investment
Conduit (“REMIC”) or CMO structure.
	1-2, 5, 11-26	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated
agreements and may be traded over-the-counter. Structured
investments are organized and operated to restructure the
investment characteristics of the underlying index,
commodity, currency or financial instrument.
	1-2, 4-5, 9-18, 20, 24, 26	Structured Investments
Swaps and Related Swap Products: Swaps involve an
exchange of obligations by two parties. Caps and floors
entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A
Fund may enter into these transactions to manage its
exposure to changing interest rates and other factors.
	1-3, 5, 9-26	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that
generally involve the deposit of a long-term tax exempt
bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond
to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it
periodically to a third party at par.
	2, 5, 11-18, 20, 24-26	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1-26	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in
separately traded interest and principal component parts of
U.S. Treasury obligations that are issued by banks or
brokerage firms and that are created by depositing U.S.
Treasury notes and U.S. Treasury bonds into a special
account at a custodian bank. Receipts include Treasury
Receipts (“TRs”), Treasury Investment Growth Receipts
(“TIGRs”), and Certificates of Accrual on Treasury
Securities (“CATS”).
	1-3, 5-26	Treasury Receipts
Trust Preferreds: Securities with characteristics of both
subordinated debt and preferred securities. Trust preferreds are generally long term securities that make periodic fixed
or variable interest payments.
	1-3, 5, 9, 11-22, 24-26	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued by
agencies and instrumentalities of the U.S. government.
These include all types of securities issued by the
Government National Mortgage Association (“Ginnie
Mae”), the Federal National Mortgage Association (“Fannie
Mae”) and the Federal Home Loan Mortgage Corporation
(“Freddie Mac”), including funding notes, subordinated
benchmark notes, CMOs and REMICs.
	1-3, 5-26	Mortgage-Related Securities
Part I - 19

Instrument	Fund Code	Part II Section Reference
U.S. Government Obligations: May include direct
obligations of the U.S. Treasury, including Treasury bills,
notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United
States, and separately traded principal and interest
component parts of such obligations that are transferable
through the Federal book-entry system known as Separate
Trading of Registered Interest and Principal of Securities
(“STRIPS”) and Coupons Under Book-Entry-Safekeeping
(“CUBES”).
	1-3, 5-26	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with
interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on
demand or at the expiration of a specified term.
	1-2, 5, 9-18, 20, 22, 24-26	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-3, 5-26	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment
Securities: Zero-coupon securities are securities that are
sold at a discount to par value and on which interest
payments are not made during the life of the security. Pay-
in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment
securities are zero-coupon debt securities which convert on
a specified date to interest bearing debt securities.
	1-2, 5, 9, 11-18, 20, 24-26	Debt Instruments
ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES
Foreign Investments
Except as noted below, investments in all types of foreign securities will not exceed 20% of the total assets of the Funds (except for the Diversified Fund).
Limitations on the Use of Futures
In addition, none of the JPMT II Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund’s total assets.
Limitations on the Use of Options
Each JPMT II Fund will limit the writing of put and call options to 25% of its net assets. These Funds may enter into over-the-counter option transactions provided there exists an active over-the-counter market for such options that will establish their pricing and liquidity.
Index Investing by the Equity Index Fund
The Equity Index Fund attempts to track the aggregate price and dividend performance of the Standard & Poor’s (“S&P”) 500 Composite Stock Price Index (the “Index”) to achieve a correlation between the performance of the Fund and that of the index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.
Part I - 20

S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied, on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance. S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. “S&P 500” is a service mark of S&P.
The weights of stocks in the Index are based on each stock’s relative total market value, i.e., market price per share times the number of Shares outstanding. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.
The Adviser generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund’s assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.
Limitations on Purchases of Securities. In addition to restrictions imposed on the index funds under the 1940 Act, the Adviser may be restricted from purchasing securities for the Equity Index Fund due to various regulatory requirements applicable to such securities. Such regulatory requirements (e.g., regulations applicable to banking entities, insurance companies and public utility holdings companies) may limit the amount of securities that may be owned by accounts over which the Adviser or its affiliates have discretionary authority or control. As a result, there may be times when the Adviser is unable to purchase securities that would otherwise be purchased to replicate the applicable index.
Use of When-Issued Securities and Forward Commitments
Each JPMT II Fund intends to purchase “when issued” securities only for the purpose of acquiring portfolio securities, not for speculative purposes. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund’s total assets. A Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.
Investments in Other J.P. Morgan Funds by JPMorgan Diversified Fund
The JPMorgan Diversified Fund can invest in any J.P. Morgan Fund eligible to be an underlying fund for another Fund.
QUALITY DESCRIPTION
The JPMT II Funds may purchase commercial paper consisting of issues rated at the time of purchase in the top two rating categories by at least one a nationally recognized statistical rating organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Corporation (S&P), Prime-2 or better by Moody’s Investor Service Inc. (Moody’s), F-2 or better by Fitch Ratings (Fitch) or R-2 or better by Dominion Bond Rating Service (DBRS)) or if unrated, determined by the Adviser to be of comparable quality.
At the time a JPMT I Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s or S&P and the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser’s opinion. At the time a JPMT I Fund invests in any other short-term debt securities, they must be rated A or higher by Moody’s or S&P, or if unrated, the investment must be of comparable quality in the Adviser’s opinion.
Part I - 21

DIVERSIFICATION
JPMT I, JPMT II, JPMT IV, JPMMFIT and JPMFMFG are each a registered open-end investment company. All of the Funds except the JPMorgan U.S. GARP Equity Fund, JPMorgan Large Cap Growth Fund and the JPMorgan Growth Advantage Fund intend to meet the diversification requirement of the 1940 Act. The JPMorgan U.S. GARP Equity Fund, JPMorgan Large Cap Growth Fund and the JPMorgan Growth Advantage Fund are “non-diversified” series of the Trusts.
For a more complete discussion, see the “Diversification” section in Part II of this SAI.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
The table below sets forth the following Fund’s portfolio turnover rate for the fiscal years (including short sales as noted below) indicated:
	Fiscal Year Ended June 30,
Fund	2024	2025
U.S. Large Cap Core Plus Fund	109%	100%
The table below sets forth the Funds’ portfolio turnover rate (excluding short sales) for the two most recently completed fiscal years:
	Fiscal Year Ended June 30,
Fund	2024	2025
Diversified Fund	63%	83%
Equity Income Fund	20%	20%
Equity Index Fund	5%	12%
Equity Premium Income Fund	176%	178%
Growth Advantage Fund	28%	36%
Hedged Equity Fund	37%	29%
Hedged Equity 2 Fund	42%	42%
Hedged Equity 3 Fund	56%	44%
Large Cap Growth Fund	32%	52%
Large Cap Value Fund	167%	185%
Mid Cap Equity Fund	38%	61%
Mid Cap Growth Fund	55%	67%
Mid Cap Value Fund	13%	39%
Small Cap Blend Fund	39%	49%
Small Cap Equity Fund	19%	26%
Small Cap Growth Fund	43%	48%
Small Cap Value Fund	61%	72%
SMID Cap Equity Fund	39%	40%
U.S. Equity Fund	53%	39%
U.S. GARP Equity Fund	46%	51%
U.S. Large Cap Core Plus Fund	62%	71%
U.S. Research Enhanced Equity Fund	39%	28%
U.S. Small Company Fund	61%	104%
U.S. Sustainable Leaders Fund	25%	71%
U.S. Value Fund	18%	22%
Value Advantage Fund	17%	39%
Part I - 22

TRUSTEES
Standing Committees
As of the fiscal year ended June 30, 2025, there were seven standing committees of the Board of Trustees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the ETF Committee, (vi) the Fixed Income Committee, and (vii) the Money Market and Alternative Products Committee. The following table shows how often each Committee met during the fiscal year ended June 30, 2025:
Committee	Fiscal Year Ended June 30, 2025
Audit and Valuation Committee	5
Compliance Committee	5
Governance Committee	6
Equity Committee	5
ETF Committee	4
Fixed Income Committee	5
Money Market and Alternative Products Committee	5
For a more complete discussion, see the “Trustees” section in Part II of this SAI.
Ownership of Securities
The following table shows the dollar range of each Trustee’s beneficial ownership of equity securities in the Funds and each Trustee’s aggregate dollar range of ownership in the J.P. Morgan Funds as of December 31, 2024:
Name of Trustee	Dollar Range of Equity Securities in Diversified Fund	Dollar Range of Equity Securities in Equity Income Fund	Dollar Range of Equity Securities in Equity Index Fund	Dollar Range of Equity Securities in Equity Premium Income Fund	Dollar Range of Equity Securities in Growth Advantage Fund
Independent Trustees
John F. Finn	None	Over $100,000	None	None	None
Stephen P. Fisher	None	None	None	None	None
Gary L. French	None	None	None	Over $100,000	None
Kathleen M. Gallagher	None	None	Over $100,000	None	None
Robert J. Grassi	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	None	None	None	None	None
Thomas P. Lemke	None	None	Over $100,000	None	None
Lawrence R. Maffia	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Emily A. Youssouf	None	Over $100,000	None	None	None
Interested Trustees
Robert Deutsch	None	None	None	None	None
Nina O. Shenker	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Hedged Equity Fund	Dollar Range of Equity Securities in Hedged Equity 2 Fund	Dollar Range of Equity Securities in Hedged Equity 3 Fund	Dollar Range of Equity Securities in Large Cap Growth Fund	Dollar Range of Equity Securities in Large Cap Value Fund
Independent Trustees
John F. Finn	None	None	None	Over $100,000	None
Stephen P. Fisher	None	None	None	None	None
Part I - 23

Name of Trustee	Dollar Range of Equity Securities in Hedged Equity Fund	Dollar Range of Equity Securities in Hedged Equity 2 Fund	Dollar Range of Equity Securities in Hedged Equity 3 Fund	Dollar Range of Equity Securities in Large Cap Growth Fund	Dollar Range of Equity Securities in Large Cap Value Fund
Gary L. French	None	None	None	Over $100,000	None
Kathleen M. Gallagher	None	None	None	None	None
Robert J. Grassi	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	Over $100,000	Over $100,000	Over $100,000	None	None
Thomas P. Lemke	None	None	None	None	$50,001– $100,000
Lawrence R. Maffia	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Emily A. Youssouf	None	None	None	Over $100,000	None
Interested Trustees
Robert Deutsch	None	None	None	None	None
Nina O. Shenker	None	None	None	Over $100,000	None

Name of Trustee	Dollar Range of Equity Securities in Mid Cap Equity Fund	Dollar Range of Equity Securities in Mid Cap Growth Fund	Dollar Range of Equity Securities in Mid Cap Value Fund	Dollar Range of Equity Securities in Small Cap Blend Fund	Dollar Range of Equity Securities in Small Cap Equity Fund
Independent Trustees
John F. Finn	Over $100,000	None	None	None	None
Stephen P. Fisher	None	None	None	None	None
Gary L. French	None	None	None	None	None
Kathleen M. Gallagher	None	None	None	None	None
Robert J. Grassi	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	None	None	None	None	Over $100,000
Thomas P. Lemke	None	None	None	None	None
Lawrence R. Maffia	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Emily A. Youssouf	None	None	None	None	None
Interested Trustees
Robert Deutsch	None	None	None	None	None
Nina O. Shenker	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Small Cap Growth Fund	Dollar Range of Equity Securities in Small Cap Value Fund	Dollar Range of Equity Securities in SMID Cap Equity Fund	Dollar Range of Equity Securities in U.S. Equity Fund	Dollar Range of Equity Securities in U.S. GARP Equity Fund
Independent Trustees
John F. Finn	None	None	None	None	None
Stephen P. Fisher	None	None	None	None	None
Gary L. French	None	None	None	None	None
Kathleen M. Gallagher	None	None	None	None	None
Robert J. Grassi	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	None	None	None	None	None
Part I - 24

Name of Trustee	Dollar Range of Equity Securities in Small Cap Growth Fund	Dollar Range of Equity Securities in Small Cap Value Fund	Dollar Range of Equity Securities in SMID Cap Equity Fund	Dollar Range of Equity Securities in U.S. Equity Fund	Dollar Range of Equity Securities in U.S. GARP Equity Fund
Thomas P. Lemke	None	None	$50,001– $100,000	None	None
Lawrence R. Maffia	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Emily A. Youssouf	Over $100,000	None	None	None	None
Interested Trustees
Robert Deutsch	None	None	None	None	None
Nina O. Shenker	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in U.S. Large Cap Core Plus Fund	Dollar Range of Equity Securities in U.S. Research Enhanced Equity Fund	Dollar Range of Equity Securities in U.S. Small Company Fund	Dollar Range of Equity Securities in U.S. Sustainable Leaders Fund	Dollar Range of Equity Securities in U.S. Value Fund
Independent Trustees
John F. Finn	None	None	None	None	None
Stephen P. Fisher	None	None	None	None	None
Gary L. French	None	None	None	None	None
Kathleen M. Gallagher	None	None	None	None	None
Robert J. Grassi	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	None	Over $100,000	None	None	None
Thomas P. Lemke	None	None	None	None	None
Lawrence R. Maffia	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Emily A. Youssouf	None	None	None	None	None
Interested Trustees
Robert Deutsch	None	None	None	None	Over $100,000
Nina O. Shenker	None	None	None	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in Value Advantage Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1,2]
Independent Trustees
John F. Finn	None	Over $100,000
Stephen P. Fisher	None	Over $100,000
Gary L. French	None	Over $100,000
Kathleen M. Gallagher	None	Over $100,000
Robert J. Grassi	None	Over $100,000
Frankie D. Hughes	None	Over $100,000
Raymond Kanner	None	Over $100,000
Thomas P. Lemke	None	Over $100,000
Part I - 25

Name of Trustee	Dollar Range of Equity Securities in Value Advantage Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1,2]
Lawrence R. Maffia	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Emily A. Youssouf	None	Over $100,000
Interested Trustees
Robert Deutsch	None	Over $100,000
Nina O. Shenker	None	Over $100,000
1
A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (164 J.P. Morgan Funds).
2
For Mses. Gallagher, McCoy, Youssouf and Shenker and Messrs. French, Grassi, Kanner, Lemke and Deutsch, these amounts include deferred compensation balances, as of 12/31/24, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
As of December 31, 2024, none of the Independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.
Trustee Compensation
For the year ended December 31, 2024, the Trustees were paid an annual fee of $436,800 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and reimbursed for expenses incurred in connection with service as a Trustee. Effective January 1, 2025, the Trustees are paid an annual fee of $460,000 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and are reimbursed for expenses incurred in connection with service as a Trustee. Committee chairs who are not already receiving an additional fee are each paid $65,000 annually in addition to their base fee. In addition to the base fee, the Chair of the Board of Trustees receives $240,000 annually and is reimbursed expenses in the amount of $4,000 per month. In addition to the base fee, the Vice Chair of the Board of Trustees receives $140,000 annually.
For funds that are series of the J.P. Morgan Exchange-Traded Fund Trust and which have a unitary management fee, Trustee compensation for the funds is paid from the management fee by JPMIM. For all other funds, Trustee compensation is paid by the fund. Aggregate Trustee compensation for each Trustee paid by a Fund and all funds in the Fund Complex for the calendar year ended December 31, 2024, is set forth below:
Name of Trustee	Diversified Fund	Equity Income Fund	Equity Index Fund	Equity Premium Income Fund	Growth Advantage Fund
Independent Trustees
John F. Finn	$1,706	$15,869	$4,712	$3,507	$7,605
Stephen P. Fisher	1,647	9,941	3,407	2,701	5,102
Gary L. French	1,624	7,740	2,923	2,402	4,172
Kathleen M. Gallagher	1,647	9,941	3,407	2,701	5,102
Robert J. Grassi	1,624	7,740	2,923	2,402	4,172
Frankie D. Hughes	1,624	7,740	2,923	2,402	4,172
Raymond Kanner	1,647	9,941	3,407	2,701	5,102
Thomas P. Lemke	1,624	7,740	2,923	2,402	4,172
Lawrence R. Maffia	1,624	7,740	2,923	2,402	4,172
Mary E. Martinez	1,672	12,482	3,967	3,047	6,175
Marilyn McCoy	1,624	7,740	2,923	2,402	4,172
Dr. Robert A. Oden, Jr.[8]	1,647	9,941	3,407	2,701	5,102
Part I - 26

Name of Trustee	Diversified Fund	Equity Income Fund	Equity Index Fund	Equity Premium Income Fund	Growth Advantage Fund
Marian U. Pardo[8]	$1,647	$9,941	$3,407	$2,701	$5,102
Emily A. Youssouf	1,624	7,740	2,923	2,402	4,172
Interested Trustees
Robert Deutsch	1,647	9,941	3,407	2,701	5,102
Nina O. Shenker	1,624	7,740	2,923	2,402	4,172

Name of Trustee	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund	Large Cap Growth Fund	Large Cap Value Fund
Independent Trustees
John F. Finn	$7,482	$3,089	$2,473	$29,285	$2,855
Stephen P. Fisher	5,030	2,457	2,095	17,801	2,320
Gary L. French	4,119	2,222	1,955	13,535	2,121
Kathleen M. Gallagher	5,030	2,457	2,095	17,801	2,320
Robert J. Grassi	4,119	2,222	1,955	13,535	2,121
Frankie D. Hughes	4,119	2,222	1,955	13,535	2,121
Raymond Kanner	5,030	2,457	2,095	17,801	2,320
Thomas P. Lemke	4,119	2,222	1,955	13,535	2,121
Lawrence R. Maffia	4,119	2,222	1,955	13,535	2,121
Mary E. Martinez	6,081	2,728	2,257	22,723	2,549
Marilyn McCoy	4,119	2,222	1,955	13,535	2,121
Dr. Robert A. Oden, Jr.[8]	5,030	2,457	2,095	17,801	2,320
Marian U. Pardo[8]	5,030	2,457	2,095	17,801	2,320
Emily A. Youssouf	4,119	2,222	1,955	13,535	2,121
Interested Trustees
Robert Deutsch	5,030	2,457	2,095	17,801	2,320
Nina O. Shenker	4,119	2,222	1,955	13,535	2,121

Name of Trustee	Mid Cap Equity Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Blend Fund	Small Cap Equity Fund
Independent Trustees
John F. Finn	$2,948	$4,970	$5,744	$2,025	$3,057
Stephen P. Fisher	2,374	3,558	4,011	1,833	2,438
Gary L. French	2,161	3,034	3,368	1,762	2,208
Kathleen M. Gallagher	2,374	3,558	4,011	1,833	2,438
Robert J. Grassi	2,161	3,034	3,368	1,762	2,208
Frankie D. Hughes	2,161	3,034	3,368	1,762	2,208
Raymond Kanner	2,374	3,558	4,011	1,833	2,437
Thomas P. Lemke	2,161	3,034	3,368	1,762	2,208
Lawrence R. Maffia	2,161	3,034	3,368	1,762	2,208
Mary E. Martinez	2,620	4,163	4,754	1,915	2,703
Marilyn McCoy	2,161	3,034	3,368	1,762	2,208
Dr. Robert A. Oden, Jr.[8]	2,374	3,558	4,011	1,833	2,438
Marian U. Pardo[8]	2,374	3,558	4,011	1,833	2,438
Emily A. Youssouf	2,161	3,034	3,368	1,762	2,208
Interested Trustees
Robert Deutsch	2,374	3,558	4,011	1,833	2,438
Nina O. Shenker	2,161	3,034	3,368	1,762	2,208

Name of Trustee	Small Cap Growth Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Independent Trustees
John F. Finn	$2,722	$1,985	$1,686	$10,610	$2,013
Stephen P. Fisher	2,241	1,810	1,635	6,862	1,826
Gary L. French	2,063	1,745	1,616	5,469	1,757
Kathleen M. Gallagher	2,241	1,810	1,635	6,862	1,826
Robert J. Grassi	2,063	1,745	1,616	5,469	1,757
Frankie D. Hughes	2,063	1,745	1,616	5,469	1,757
Raymond Kanner	2,241	1,810	1,635	6,862	1,826
Thomas P. Lemke	2,063	1,745	1,616	5,469	1,757
Lawrence R. Maffia	2,063	1,745	1,616	5,469	1,757
Mary E. Martinez	2,447	1,885	1,657	8,468	1,906
Marilyn McCoy	2,063	1,745	1,616	5,469	1,757
Dr. Robert A. Oden, Jr.[8]	2,241	1,810	1,635	6,862	1,826
Part I - 27

Name of Trustee	Small Cap Growth Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Marian U. Pardo[8]	$2,241	$1,810	$1,635	$6,862	$1,826
Emily A. Youssouf	2,063	1,745	1,616	5,469	1,757
Interested Trustees
Robert Deutsch	2,241	1,810	1,635	6,862	1,826
Nina O. Shenker	2,063	1,745	1,616	5,469	1,757

Name of Trustee	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Small Company Fund	U.S. Sustainable Leaders Fund	U.S. Value Fund
Independent Trustees
John F. Finn	$2,243	$4,452	$1,868	$1,629	$3,356
Stephen P. Fisher	1,961	3,255	1,741	1,601	2,613
Gary L. French	1,857	2,810	1,694	1,591	2,337
Kathleen M. Gallagher	1,961	3,255	1,741	1,601	2,613
Robert J. Grassi	1,857	2,810	1,694	1,591	2,337
Frankie D. Hughes	1,857	2,810	1,694	1,591	2,337
Raymond Kanner	1,961	3,255	1,741	1,601	2,613
Thomas P. Lemke	1,857	2,810	1,694	1,591	2,337
Lawrence R. Maffia	1,857	2,810	1,694	1,591	2,337
Mary E. Martinez	2,082	3,768	1,795	1,613	2,931
Marilyn McCoy	1,857	2,810	1,694	1,591	2,337
Dr. Robert A. Oden, Jr.[8]	1,961	3,255	1,741	1,601	2,613
Marian U. Pardo[8]	1,961	3,255	1,741	1,601	2,613
Emily A. Youssouf	1,857	2,810	1,694	1,591	2,337
Interested Trustees
Robert Deutsch	1,961	3,255	1,741	1,601	2,613
Nina O. Shenker	1,857	2,810	1,694	1,591	2,337

Name of Trustee	Value Advantage Fund	Total Compensation Paid From Fund Complex[1]
Independent Trustees
John F. Finn	$4,359	$676,800
Stephen P. Fisher	3,201	501,800
Gary L. French	2,770	436,800[2]
Kathleen M. Gallagher	3,201	501,800[3]
Robert J. Grassi	2,770	436,800[4]
Frankie D. Hughes	2,770	436,800
Raymond Kanner	3,201	501,800[5]
Thomas P. Lemke	2,770	436,800[6]
Lawrence R. Maffia	2,770	436,800
Mary E. Martinez	3,697	576,800
Marilyn McCoy	2,770	436,800[7]
Dr. Robert A. Oden, Jr.[8]	3,201	501,800
Marian U. Pardo[8]	3,201	501,800
Emily A. Youssouf	2,770	436,800[2]
Interested Trustees
Robert Deutsch	3,201	501,800[9]
Nina O. Shenker	2,770	436,800[7]
1
A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (164 J.P. Morgan Funds).
2
Includes $131,040 of Deferred Compensation.
3
Includes $150,540 of Deferred Compensation.
4
Includes $43,680 of Deferred Compensation.
5
Includes $401,440 of Deferred Compensation.
6
Includes $87,360 of Deferred Compensation.
7
Includes $436,800 of Deferred Compensation.
8
Dr. Oden and Ms. Pardo retired as Trustees, effective 12/31/24.
9
Includes $200,720 of Deferred Compensation.
Part I - 28

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
INVESTMENT ADVISER
Investment Advisory Fees
The table below sets forth the investment advisory fees paid by the Funds to JPMIM (waived amounts are in parentheses), as applicable with respect to the fiscal years indicated (amounts in thousands):
	Fiscal Year Ended
	June 30, 2023		June 30, 2024		June 30, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Diversified Fund	$2,475	$(480)	$1,862	$(329)	$1,810	$(430)
Equity Income Fund	190,701	(1,589)	183,109	(504)	178,869	(155)
Equity Index Fund	—	(2,939)	—	(3,555)	—	(4,354)
Equity Premium Income Fund	11,695	(190)	14,847	(116)	15,864	(57)
Growth Advantage Fund	65,662	(7,169)	86,999	(8,557)	93,204	(13,056)
Hedged Equity Fund	38,060	(316)	42,497	(715)	50,915	(667)
Hedged Equity 2 Fund	12,265	(246)	11,553	(116)	12,944	(83)
Hedged Equity 3 Fund	6,339	(216)	6,581	(87)	7,593	(55)
Large Cap Growth Fund	165,810	(18,874)	313,336	(23,703)	410,337	(42,679)
Large Cap Value Fund	12,393	(1,307)	13,336	(1,338)	17,634	(1,665)
Mid Cap Equity Fund	18,190	(2,286)	22,957	(2,771)	27,620	(3,410)
Mid Cap Growth Fund	49,200	(2,519)	63,270	(2,821)	67,189	(2,988)
Mid Cap Value Fund	83,047	(7,664)	78,137	(6,934)	73,989	(7,000)
Small Cap Blend Fund	7,514	(252)	8,666	(256)	9,735	(211)
Small Cap Equity Fund	37,878	(256)	33,087	(182)	27,676	(139)
Small Cap Growth Fund	25,285	(333)	23,961	(185)	22,426	(162)
Small Cap Value Fund	8,542	(151)	8,703	(181)	7,940	(209)
SMID Cap Equity Fund	1,526	(199)	1,707	(248)	1,952	(255)
U.S. Equity Fund	76,154	(4,326)	97,901	(4,193)	121,839	(3,471)
U.S. GARP Equity Fund	2,659	(406)	3,326	(452)	4,374	(617)
U.S. Large Cap Core Plus Fund	8,789	(746)	10,107	(1,085)	16,672	(1,711)
U.S. Research Enhanced Equity Fund	13,718	(3,598)	15,922	(4,317)	20,187	(5,354)
U.S. Small Company Fund	5,434	(22)	5,507	(23)	5,815	(22)
U.S. Sustainable Leaders Fund	369	(162)	402	(169)	521	(185)
U.S. Value Fund	13,753	(1,400)	19,122	(1,876)	22,559	(1,875)
Value Advantage Fund	45,906	(5,201)	43,331	(4,874)	41,603	(4,919)
For more information about the investment adviser, see the “Investment Adviser and Sub-Advisers” section in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed*
The following table shows information regarding the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of June 30, 2025:
	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Diversified Fund
Gary Herbert	11	$20,315,384	17	$28,205,204	4	$2,378,236
Morgan Moriarty	9	11,975,756	4	1,824,110	44	10,701,780
Charles Fishman	4	2,469,807	4	1,824,110	13	3,354,988
Equity Income Fund
David Silberman	8	12,830,600	8	8,420,013	320	6,794,027
Andrew Brandon	8	12,830,600	8	8,420,013	16	3,817,171
Part I - 29

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Equity Index Fund
Michael Loeffler	19	$67,206,962	10	$41,051,028	3	$609,257
Nicholas D’Eramo	19	67,206,962	10	41,051,028	3	609,257
Todd McEwen	10	46,307,594	8	40,132,765	0	0
Equity Premium Income Fund
Hamilton Reiner	13	103,712,724	10	4,284,548	0	0
Raffaele Zingone	16	92,327,751	18	32,798,208	19	23,410,955
Matthew Bensen	11	102,345,750	10	4,284,548	0	0
Judy Jansen	11	102,345,750	10	4,284,548	0	0
Growth Advantage Fund
Felise Agranoff	15	31,992,783	7	16,121,856	57	6,270,312
Larry Lee	16	119,615,942	7	28,122,320	29	18,727,633
Hedged Equity Fund
Hamilton Reiner	13	89,052,578	10	4,284,548	0	0
Raffaele Zingone	16	77,667,605	18	32,798,208	19	23,410,955
Matthew Bensen	11	87,685,605	10	4,284,548	0	0
Judy Jansen	11	87,685,605	10	4,284,548	0	0
Hedged Equity 2 Fund
Hamilton Reiner	13	104,919,967	10	4,284,548	0	0
Raffaele Zingone	16	93,534,994	18	32,798,208	19	23,410,955
Matthew Bensen	11	103,552,993	10	4,284,548	0	0
Judy Jansen	11	103,552,993	10	4,284,548	0	0
Hedged Equity 3 Fund
Hamilton Reiner	13	106,877,609	10	4,284,548	0	0
Raffaele Zingone	16	95,492,636	18	32,798,208	19	23,410,955
Matthew Bensen	11	105,510,635	10	4,284,548	0	0
Judy Jansen	11	105,510,635	10	4,284,548	0	0
Large Cap Growth Fund
Giri Devulapally	13	14,703,450	7	26,415,290	315	16,752,532
Holly Morris	9	4,981,434	6	26,133,572	20	14,519,411
Larry Lee	16	27,667,040	7	28,122,320	29	18,727,633
Joseph Wilson	11	6,959,920	7	34,765,426	272	15,393,105
Robert Maloney	9	4,981,434	6	26,133,572	20	14,519,411
Large Cap Value Fund
Scott Blasdell	16	16,042,237	6	4,443,689	31	1,035,217
John Piccard	3	4,212,855	1	53,784	2	287,113
Mid Cap Equity Fund
Felise Agranoff	15	48,618,620	7	16,121,856	57	6,270,312
Lawrence Playford	14	16,210,990	2	219,968	100	415,750
Michael Stein	6	21,212,447	4	744,116	4	648,858
Ryan Jones	5	13,554,110	1	148,205	1	9,915
Jeremy Miller	5	13,554,110	1	148,205	1	9,915
Mid Cap Growth Fund
Felise Agranoff	15	41,564,277	7	16,121,856	57	6,270,312
Michael Stein	6	14,158,104	4	744,116	4	648,858
Mid Cap Value Fund
Lawrence Playford	14	9,174,579	2	219,968	100	415,750
Ryan Jones	5	6,517,700	1	148,205	1	9,915
Jeremy Miller	5	6,517,700	1	148,205	1	9,915
Small Cap Blend Fund
Eytan Shapiro*	2	3,837,117	4	3,367,074	1	399,391
Lawrence Playford	14	20,283,467	2	219,968	100	415,750
Michael Stein	7	26,766,677	4	744,116	4	648,858
Part I - 30

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Small Cap Equity Fund
Don San Jose	6	$863,748	2	$687,593	4	$116,983
Daniel J. Percella	5	1,340,264	1	339,065	2	732,461
Small Cap Growth Fund
Eytan Shapiro*	2	2,085,312	4	3,367,074	1	399,391
Philip D. Hart	11	6,675,085	4	983,091	3	795,133
Michael Stein	6	23,533,120	4	744,116	4	648,858
Small Cap Value Fund
Phillip Hart	11	8,725,956	4	983,091	3	795,133
Wonseok Choi	10	8,825,272	1	166,167	3	795,133
Akash Gupta	8	4,155,804	2	285,279	3	795,133
Robert Ippolito	8	4,155,804	2	285,279	3	795,133
SMID Cap Equity Fund
Don San Jose	6	4,371,342	2	687,593	4	116,983
Daniel J. Percella	5	4,847,859	1	339,065	2	732,461
U.S. Equity Fund
Scott Davis	25	8,703,384	5	25,766,390	42	23,615,087
Shilpee Raina	25	8,703,384	5	25,766,390	32	23,611,285
U.S. GARP Equity Fund
Wonseok Choi	10	8,135,787	1	166,167	3	795,133
Andrew Stern	6	28,731,224	3	1,869,727	1374	1,049,194
Lei (Grace) Liu	1	2,797,297	0	0	0	0
Ellen Sun	1	2,797,297	0	0	0	0
U.S. Large Cap Core Plus Fund
Susan Bao	0	0	4	13,119,709	1377	2,137,249
Steven Lee**	1	374,644	5	22,384,582	1	622,107
Timothy Woodhouse	0	0	7	21,782,266	1382	6,616,490
Andrew Stern	7	30,603,394	3	1,869,727	1374	1,049,194
U.S. Research Enhanced Equity Fund
Raffaele Zingone	16	87,685,003	18	32,798,208	19	23,410,955
Tim Snyder	6	5,872,600	5	4,246,246	14	21,778,404
U.S. Small Company Fund
Phillip Hart	11	8,987,086	4	983,091	3	795,133
Wonseok Choi	10	9,086,402	1	166,167	3	795,133
Akash Gupta	8	4,416,934	2	285,279	3	795,133
Robert Ippolito	8	4,416,934	2	285,279	3	795,133
U.S. Sustainable Leaders Fund
Danielle Hines	2	12,071,701	4	3,006,711	19	8,017,740
David Small	2	12,071,701	4	3,006,711	19	8,017,740
U.S. Value Fund
Andrew Brandon	8	50,481,404	8	8,420,013	16	3,817,171
David Silberman	8	50,481,404	8	8,420,013	320	6,794,027
Value Advantage Fund
Scott Blasdell	6	12,147,245	6	4,443,689	31	1,035,217
Graham Spence	8	2,585,630	3	13,141,600	4	554,352
*Mr. Shapiro has announced his intention to step back from portfolio management duties from JPMIM during the third quarter of 2026. Until that date, Mr. Shapiro will continue to serve on the portfolio management team.
** Mr. Lee has announced his retirement from JPMIM during the third quarter of 2026. Until his retirement, Mr. Lee will continue to serve on the portfolio management team.
Part I - 31

The following table shows information regarding the other accounts managed for which advisory fees are based on the performance of the accounts that are managed by each portfolio manager as of June 30, 2025:
	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Diversified Fund
Gary Herbert	0	$0	0	$0	1	$3,152,439
Morgan Moriarty	0	0	0	0	2	3,448,927
Charles Fishman	0	0	0	0	1	3,152,439
Equity Income Fund
David Silberman	0	0	0	0	0	0
Andrew Brandon	0	0	0	0	0	0
Equity Index Fund
Michael Loeffler	0	0	0	0	0	0
Nicholas D’Eramo	0	0	0	0	0	0
Todd McEwen	0	0	0	0	0	0
Equity Premium Income Fund
Hamilton Reiner	0	0	0	0	0	0
Raffaele Zingone	0	0	0	0	6	2,824,624
Matthew Bensen	0	0	0	0	0	0
Judy Jansen	0	0	0	0	0	0
Growth Advantage Fund
Felise Agranoff	0	0	0	0	1	115,071
Larry Lee	0	0	0	0	1	115,071
Hedged Equity Fund
Hamilton Reiner	0	0	0	0	0	0
Raffaele Zingone	0	0	0	0	6	2,824,624
Matthew Bensen	0	0	0	0	0	0
Judy Jansen	0	0	0	0	0	0
Hedged Equity 2 Fund
Hamilton Reiner	0	0	0	0	0	0
Raffaele Zingone	0	0	0	0	6	2,824,624
Matthew Bensen	0	0	0	0	0	0
Judy Jansen	0	0	0	0	0	0
Hedged Equity 3 Fund
Hamilton Reiner	0	0	0	0	0	0
Raffaele Zingone	0	0	0	0	6	2,824,624
Matthew Bensen	0	0	0	0	0	0
Judy Jansen	0	0	0	0	0	0
Large Cap Growth Fund
Giri Devulapally	0	0	0	0	0	0
Holly Morris	0	0	0	0	0	0
Larry Lee	0	0	0	0	1	115,071
Joseph Wilson	0	0	0	0	0	0
Robert Maloney	0	0	0	0	0	0
Large Cap Value Fund
Scott Blasdell	0	0	0	0	1	105,582
John Piccard	0	0	0	0	0	0
Mid Cap Equity Fund
Felise Agranoff	0	0	0	0	1	115,071
Lawrence Playford	0	0	0	0	1	105,582
Michael Stein	0	0	0	0	0	0
Ryan Jones	0	0	0	0	0	0
Jeremy Miller	0	0	0	0	0	0
Part I - 32

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Mid Cap Growth Fund
Felise Agranoff	0	$0	0	$0	1	$115,071
Michael Stein	0	0	0	0	0	0
Mid Cap Value Fund
Lawrence Playford	0	0	0	0	1	105,582
Ryan Jones	0	0	0	0	0	0
Jeremy Miller	0	0	0	0	0	0
Small Cap Blend Fund
Eytan Shapiro**	0	0	0	0	0	0
Lawrence Playford	0	0	0	0	1	105,582
Michael Stein	0	0	0	0	0	0
Small Cap Equity Fund
Don San Jose	0	0	1	919,052	0	0
Daniel J. Percella	0	0	1	919,052	0	0
Small Cap Growth Fund
Eytan Shapiro**	0	0	0	0	0	0
Philip D. Hart	0	0	0	0	0	0
Michael Stein	0	0	0	0	0	0
Small Cap Value Fund
Phillip Hart	0	0	0	0	0	0
Wonseok Choi	0	0	0	0	0	0
Akash Gupta	0	0	0	0	0	0
Robert Ippolito	0	0	0	0	0	0
SMID Cap Equity Fund
Don San Jose	0	0	1	919,052	0	0
Daniel J. Percella	0	0	1	919,052	0	0
U.S. Equity Fund
Scott Davis	0	0	0	0	4	669,651
Shilpee Raina	0	0	0	0	4	669,651
U.S. GARP Equity Fund
Wonseok Choi	0	0	0	0	0	0
Andrew Stern	0	0	0	0	1	1,684,841
Lei (Grace) Liu	0	0	0	0	0	0
Ellen Sun	0	0	0	0	0	0
U.S. Large Cap Core Plus Fund
Susan Bao	0	0	0	0	1	1,684,841
Steven Lee***	0	0	0	0	1	1,684,841
Andrew Stern	0	0	0	0	1	1,684,841
Timothy Woodhouse	0	0	0	0	1	1,684,841
U.S. Research Enhanced Equity Fund
Raffaele Zingone	0	0	0	0	6	2,824,624
Tim Snyder	0	0	0	0	5	2,303,212
U.S. Small Company Fund
Phillip Hart	0	0	0	0	0	0
Wonseok Choi	0	0	0	0	0	0
Akash Gupta	0	0	0	0	0	0
Robert Ippolito	0	0	0	0	0	0
U.S. Sustainable Leaders Fund
Danielle Hines	0	0	0	0	6	5,707,303
David Small	0	0	0	0	6	5,707,303
Part I - 33

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
U.S. Value Fund
Andrew Brandon	0	$0	0	$0	0	$0
David Silberman	0	0	0	0	0	0
Value Advantage Fund
Scott Blasdell	0	0	0	0	1	105,582
Graham Spence	0	0	0	0	1	105,582
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
**Mr. Shapiro has announced his intention to step back from portfolio management duties from JPMIM during the third quarter of 2026. Until that date, Mr. Shapiro will continue to serve on the portfolio management team.
*** Mr. Lee has announced his retirement from JPMIM during the third quarter of 2026. Until his retirement, Mr. Lee will continue to serve on the portfolio management team.
Portfolio Managers’ Ownership of Securities
The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of June 30, 2025. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to each Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of that Fund and accordingly, is the economic equivalent of an investment in Fund shares.
Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Diversified Fund
Gary Herbert							X
Morgan Moriarty					X
Charles Fishman				X
Equity Income Fund
David Silberman							X
Andrew Brandon							X
Equity Index Fund
Michael Loeffler			X
Nicholas D’Eramo	X
Todd McEwen	X
Equity Premium Income Fund
Hamilton Reiner							X
Raffaele Zingone						X
Matthew Bensen	X
Judy Jansen	X
Growth Advantage Fund
Felise Agranoff							X
Larry H. Lee					X
Hedged Equity Fund
Hamilton Reiner							X
Raffaele Zingone							X
Matthew Bensen				X
Judy Jansen			X
Hedged Equity 2 Fund
Hamilton Reiner							X
Raffaele Zingone					X
Matthew Bensen			X
Part I - 34

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Judy Jansen	X
Hedged Equity 3 Fund
Hamilton Reiner							X
Raffaele Zingone					X
Matthew Bensen			X
Judy Jansen	X
Large Cap Growth Fund
Giri Devulapally							X
Holly Morris							X
Larry Lee							X
Joseph Wilson							X
Robert Maloney							X
Large Cap Value Fund
Scott Blasdell							X
John Piccard					X
Mid Cap Equity Fund
Felise Agranoff					X
Michael Stein	X
Lawrence Playford	X
Ryan Jones	X
Jeremy Miller	X
Mid Cap Growth Fund
Felise Agranoff							X
Michael Stein					X
Mid Cap Value Fund
Lawrence Playford							X
Ryan Jones				X
Jeremy Miller				X
Small Cap Blend Fund
Eytan Shapiro*					X
Lawrence Playford							X
Michael Stein	X
Small Cap Equity Fund
Don San Jose							X
Daniel J. Percella						X
Small Cap Growth Fund
Eytan Shapiro*							X
Philip D. Hart					X
Michael Stein					X
Small Cap Value Fund
Phillip Hart					X
Wonseok Choi			X
Akash Gupta			X
Robert Ippolito			X
SMID Cap Equity Fund
Don San Jose					X
Daniel J. Percella						X
U.S. Equity Fund
Scott Davis							X
Shilpee Raina							X
U.S. GARP Equity Fund
Andrew Stern					X
Wonseok Choi					X
Lei (Grace) Liu				X
Ellen Sun			X
Part I - 35

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
U.S. Large Cap Core Plus Fund
Susan Bao							X
Steven Lee**							X
Timothy Woodhouse	X
Andrew Stern			X
U.S. Research Enhanced Equity Fund
Raffaele Zingone							X
Tim Snyder					X
U.S. Small Company Fund
Phillip Hart						X
Wonseok Choi					X
Akash Gupta			X
Robert Ippolito			X
U.S. Sustainable Leaders Fund
Danielle Hines	X
David Small	X
U.S. Value Fund
Andrew Brandon							X
David Silberman							X
Value Advantage Fund
Scott Blasdell						X
Graham Spence					X
*Mr. Shapiro has announced his intention to step back from portfolio management duties from JPMIM during the third quarter of 2026. Until that date, Mr. Shapiro will continue to serve on the portfolio management team.
**Mr. Lee has announced his retirement from JPMIM during the third quarter of 2026. Until his retirement, Mr. Lee will continue to serve on the portfolio management team.
Portfolio Managers’ Compensation
In evaluating each portfolio manager’s performance with respect to the Funds he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the Fund:
Name of Fund	Benchmark
Diversified Fund	Diversified Composite Benchmark[1]
Equity Income Fund	Russell 1000 Value Index
Equity Index Fund	S&P 500 Index
Equity Premium Income Fund	S&P 500 Total Return Index
Growth Advantage Fund	Russell 3000 Growth Index
Hedged Equity Fund	S&P 500 Total Return Index
Hedged Equity 2 Fund	S&P 500 Total Return Index
Hedged Equity 3 Fund	S&P 500 Total Return Index
Large Cap Growth Fund	Russell 1000 Growth Index
Large Cap Value Fund	Russell 1000 Value Index
Mid Cap Equity Fund	Russell MidCap Index
Mid Cap Growth Fund	Russell Mid Cap Growth Index
Mid Cap Value Fund	Russell Midcap Value Index
Small Cap Blend Fund	Russell 2000 Index
Small Cap Equity Fund	Russell 2000 Index
Small Cap Growth Fund	Russell 2000 Growth Index
Small Cap Value Fund	Russell 2000 Value Index
SMID Cap Equity Fund	Russell 2500® Index
U.S. Equity Fund	S&P 500 Index
U.S. GARP Equity Fund	Russell 1000 Growth Index
U.S. Large Cap Core Plus Fund	S&P 500 Index
U.S. Research Enhanced Equity Fund	S&P 500 Total Return Index
U.S. Small Company Fund	Russell 2000 Index
U.S. Sustainable Leaders Fund	S&P 500 Total Return Index
Part I - 36

Name of Fund	Benchmark
U.S. Value Fund	Russell 1000 Value Index
Value Advantage Fund	Russell 3000 Value Index
1
The Diversified Composite Benchmark consists of fixed income, U.S. and international equity securities indices.
Please see “Portfolio Manager Compensation” section in Part II of this SAI for a description of the structure and method of determining the compensation of the portfolio managers identified above.
ADMINISTRATOR
Administrator Fees
The table below sets forth the administration services fees paid by the Funds to JPMIM (the amounts voluntarily waived are in parentheses) for the fiscal years indicated (amounts in thousands):
	Fiscal Year Ended
	June 30, 2023		June 30, 2024		June 30, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Diversified Fund	$197	$(265)	$138	$(204)	$93	$(258)
Equity Income Fund	16,033	—	15,806	—	15,742	—
Equity Index Fund	2,309	(3,202)	3,172	(3,486)	4,028	(3,921)
Equity Premium Income Fund	3,504	(61)	4,450	(33)	4,783	—
Growth Advantage Fund	4,558	(4,607)	5,686	(5,504)	6,476	(6,191)
Hedged Equity Fund	10,158	—	11,137	—	12,666	—
Hedged Equity 2 Fund	3,648	(105)	3,487	(9)	3,914	—
Hedged Equity 3 Fund	1,854	(113)	1,977	(21)	2,298	—
Large Cap Growth Fund	5,314	(10,735)	5,009	(13,780)	4,276	(17,076)
Large Cap Value Fund	1,790	(779)	1,921	(826)	2,584	(1,040)
Mid Cap Equity Fund	927	(1,436)	1,198	(1,767)	1,613	(2,173)
Mid Cap Growth Fund	4,483	(1,485)	5,808	(1,764)	6,348	(1,859)
Mid Cap Value Fund	4,658	(4,782)	4,576	(4,450)	4,642	(4,426)
Small Cap Blend Fund	757	(139)	883	(145)	1,034	(115)
Small Cap Equity Fund	4,400	—	3,833	—	3,214	—
Small Cap Growth Fund	2,776	(180)	2,696	(86)	2,539	(71)
Small Cap Value Fund	932	(71)	927	(97)	825	(117)
SMID Cap Equity Fund	109	(126)	109	(157)	138	(163)
U.S. Equity Fund	9,914	(2,611)	11,253	(2,572)	12,251	(2,139)
U.S. GARP Equity Fund	516	(250)	654	(289)	870	(379)
U.S. Large Cap Core Plus Fund	625	(475)	604	(686)	1,027	(1,097)
U.S. Research Enhanced Equity Fund	2,875	(2,320)	3,255	(2,809)	4,158	(3,457)
U.S. Small Company Fund	682	—	690	—	731	—
U.S. Sustainable Leaders Fund	28	(105)	32	(110)	57	(120)
U.S. Value Fund	2,007	(834)	2,769	(1,163)	3,413	(1,175)
Value Advantage Fund	3,663	(3,301)	3,448	(3,116)	3,618	(3,140)
For a more complete discussion, see the “Administrator” section in Part II of this SAI.
FUND ACCOUNTING AGENT
Fund Accounting Fees
The table below sets forth the fund accounting fees paid by the Funds to JPMorgan Chase Bank for the fiscal years indicated (amounts in thousands):
	Fiscal Year Ended
Fund	June 30, 2023	June 30, 2024	June 30, 2025
Diversified Fund	$20	$20	$20
Equity Income Fund	1,236	1,148	1,103
Equity Index Fund	189	224	268
Equity Premium Income Fund	124	150	157
Growth Advantage Fund	344	438	505
Hedged Equity Fund	393	435	506
Hedged Equity 2 Fund	128	117	128
Hedged Equity 3 Fund	67	67	75
Part I - 37

	Fiscal Year Ended
Fund	June 30, 2023	June 30, 2024	June 30, 2025
Large Cap Growth Fund	$1,085	$1,898	$2,481
Large Cap Value Fund	88	93	119
Mid Cap Equity Fund	82	100	125
Mid Cap Growth Fund	207	256	281
Mid Cap Value Fund	359	327	323
Small Cap Blend Fund	31	35	38
Small Cap Equity Fund	151	127	104
Small Cap Growth Fund	101	93	85
Small Cap Value Fund	35	34	31
SMID Cap Equity Fund	20	20	20
U.S. Equity Fund	521	645	770
U.S. GARP Equity Fund	26	32	41
U.S. Large Cap Core Plus Fund	37	44	70
U.S. Research Enhanced Equity Fund	179	204	252
U.S. Small Company Fund	23	23	24
U.S. Sustainable Leaders Fund	20	20	20
U.S. Value Fund	99	132	151
Value Advantage Fund	238	220	222
For more information, see the “Custody and Fund Accounting Fees and Expenses” section in Part II of this SAI.
SECURITIES LENDING ACTIVITIES
To the extent that any Funds engaged in securities lending during the fiscal year ended June 30, 2025, information concerning the amounts of income and fees/compensation related to securities lending activities are described below:
	Equity Income Fund	Equity Index Fund	Equity Premium Income Fund	Growth Advantage Fund	Large Cap Growth Fund
Gross Income from Securities Lending Activities[1]	$4,899	$373,305	$875	$514,316	$907,975
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	12	1,157	1	607	1,448
Cash Collateral Management Fees[3]	66	4,652	11	6,468	11,359
Administrative Fees	—	—	—	—	—
Indemnification Fees	—	—	—	—	—
Rebates to Borrowers	4,686	354,496	852	500,240	880,168
Others Fees	—	—	—	—	—
Aggregate Fees/Compensation for Securities Lending Activities	4,764	360,305	864	507,316	892,975
Net Income from the Securities Lending Activities	135	13,000	11	7,000	15,000

	Large Cap Value Fund	Mid Cap Equity Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Blend Fund
Gross Income from Securities Lending Activities[1]	$436,735	$581,188	$3,139,143	$211,058	$947,788
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	12,174	26,634	150,032	423	9,886
Cash Collateral Management Fees[3]	3,613	4,933	24,296	2,661	11,162
Administrative Fees	—	—	—	—	—
Indemnification Fees	—	—	—	—	—
Rebates to Borrowers	278,948	247,621	1,260,815	202,975	812,741
Others Fees	—	—	—	—	—
Part I - 38

	Large Cap Value Fund	Mid Cap Equity Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Blend Fund
Aggregate Fees/Compensation for Securities Lending Activities	$294,735	$279,188	$1,435,143	$206,058	$833,788
Net Income from the Securities Lending Activities	142,000	302,000	1,704,000	5,000	114,000

	Small Cap Equity Fund	Small Cap Growth Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Equity Fund
Gross Income from Securities Lending Activities[1]	$2,171,598	$3,207,711	$991,794	$27,728	$27,741
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	7,065	42,593	24,092	506	146
Cash Collateral Management Fees[3]	24,384	36,815	10,883	372	375
Administrative Fees	—	—	—	—	—
Indemnification Fees	—	—	—	—	—
Rebates to Borrowers	2,073,149	2,640,303	680,819	20,849	25,219
Others Fees	—	—	—	—	—
Aggregate Fees/Compensation for Securities Lending Activities	2,104,598	2,719,711	715,794	21,728	25,741
Net Income from the Securities Lending Activities	67,000	488,000	276,000	6,000	2,000

	U.S. GARP Equity Fund	U.S. Small Company Fund	U.S.Value Fund	Value Advantage Fund
Gross Income from Securities Lending Activities[1]	$25,594	$1,678,250	$58,746	$942,060
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	189	35,805	123	1,993
Cash Collateral Management Fees[3]	327	18,426	799	10,212
Administrative Fees	—	—	—	—
Indemnification Fees	—	—	—	—
Rebates to Borrowers	23,079	1,211,020	56,824	908,856
Others Fees	—	—	—	—
Aggregate Fees/Compensation for Securities Lending Activities	23,594	1,265,250	57,746	921,060
Net Income from the Securities Lending Activities	2,000	413,000	1,000	21,000
1
Gross income includes income from the reinvestment of cash collateral, premium income (i.e. rebates paid by borrowers to the Fund), management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle's assets before income is distributed, and any other income.
2
Revenue split represents the share of revenue generated by securities lending program and paid to Citibank, N.A.
3
Cash collateral is reinvested in certain JPMorgan money market funds that are advised by JPMIM (“money market funds”). Cash collateral management fees include the fees and expenses deducted from the money market funds. The contractual management fees are derived using the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements from the money market funds’ most recently available prospectus. Actual fees incurred by the money market funds may differ due to other expenses, fee waivers and expense reimbursements.
For more information, see the “Securities Lending Agent” section in Part II of this SAI.
DISTRIBUTOR
Compensation Paid to JPMDS
The following table describes the compensation paid by the Funds to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2025 (amounts have been rounded to the nearest whole dollar):
Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Diversified Fund	$7,099	$62	$—	$293,752
Equity Income Fund	207,510	24,093	146	17,712,357
Equity Index Fund	57,900	7,768	54	3,132,730
Part I - 39

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Equity Premium Income Fund	$368,739	$28,496	$—	$3,774,863
Growth Advantage Fund	515,613	12,698	398	16,283,619
Hedged Equity Fund	152,861	24,917	—	7,830,708
Hedged Equity 2 Fund	24,235	17,536	—	2,428,489
Hedged Equity 3 Fund	25,916	16,399	—	1,331,257
Large Cap Growth Fund	1,080,682	16,900	154	28,082,052
Large Cap Value Fund	33,194	7,044	—	1,496,236
Mid Cap Equity Fund	92,823	13,143	—	2,246,569
Mid Cap Growth Fund	77,547	2,376	1,034	4,244,685
Mid Cap Value Fund	34,938	2,988	51	3,736,710
Small Cap Blend Fund	51,836	6,312	—	1,190,882
Small Cap Equity Fund	16,604	3,020	—	1,195,263
Small Cap Growth Fund	7,006	345	—	1,058,804
Small Cap Value Fund	3,322	111	—	492,411
SMID Cap Equity Fund	9,504	840	—	387,075
U.S. Equity Fund	288,596	21,885	1,103	12,885,109
U.S. GARP Equity Fund	14,237	3,232	—	803,185
U.S. Large Cap Core Plus Fund	61,469	3,860	610	1,478,572
U.S. Research Enhanced Equity Fund	190	—	—	699,202
U.S. Small Company Fund	5,979	1,532	—	635,057
U.S. Sustainable Leaders Fund	3,488	331	—	208,228
U.S. Value Fund	147,619	21,905	—	4,415,321
Value Advantage Fund	85,909	21,084	—	4,656,530
*
Fees paid by a Fund pursuant to Rule 12b-1 are provided in the “Distribution Fees” section below.
The following table sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds with respect to the fiscal years indicated (amounts have been rounded to the nearest whole dollar):
	Fiscal Year Ended
Fund	June 30, 2023	June 30, 2024	June 30, 2025
Diversified Fund	$5,760	$3,483	$7,099
Equity Income Fund	119,383	140,128	207,510
Equity Index Fund	43,395	66,754	57,900
Equity Premium Income Fund	476,561	727,030	368,739
Growth Advantage Fund	324,399	533,649	515,613
Hedged Equity Fund	51,392	146,895	152,861
Hedged Equity 2 Fund	79,879	24,076	24,235
Hedged Equity 3 Fund	23,024	14,708	25,916
Large Cap Growth Fund	506,012	871,991	1,080,682
Large Cap Value Fund	65,745	29,084	33,194
Mid Cap Equity Fund	97,066	91,971	92,823
Mid Cap Growth Fund	70,277	99,432	77,547
Mid Cap Value Fund	48,577	32,211	34,938
Small Cap Blend Fund	53,949	56,949	51,836
Small Cap Equity Fund	16,358	28,056	16,604
Small Cap Growth Fund	11,212	9,253	7,006
Small Cap Value Fund	4,592	2,654	3,322
SMID Cap Equity Fund	2,652	2,641	9,504
U.S. Equity Fund	241,967	304,471	288,596
U.S. GARP Equity Fund	2,294	13,908	14,237
U.S. Large Cap Core Plus Fund	10,510	38,881	61,469
U.S. Research Enhanced Equity Fund	268	99	190
U.S. Small Company Fund	5,519	3,670	5,979
U.S. Sustainable Leaders Fund	4,639	3,530	3,488
U.S. Value Fund	219,524	142,214	147,619
Value Advantage Fund	144,711	92,300	85,909
For more information on JPMDS, see the “Distributor” section in Part II of this SAI.
Part I - 40

Distribution Fees
The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands).
	Fiscal Year Ended
	June 30, 2023		June 30, 2024		June 30, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Diversified Fund
Class A Shares	$260	$—	$263	$—	$269	$—
Class C Shares	52	—	35	—	25	—
Equity Income Fund
Class A Shares	11,429	—	10,948	—	11,541	—
Class C Shares	8,467	—	6,480	—	5,255	—
Class R2 Shares	527	—	500	—	481	—
Class R3 Shares	586	—	511	—	435	—
Equity Index Fund
Class A Shares	1,735	—	2,083	—	2,487	—
Class C Shares	659	—	668	—	646	—
Equity Premium Income Fund
Class A Shares	1,280	—	1,163	—	1,400	—
Class C Shares	2,873	—	1,997	—	2,374	—
Growth Advantage Fund
Class A Shares	6,297	—	8,471	—	10,556	—
Class C Shares	5,795	—	5,569	—	5,577	—
Class R2 Shares	27	—	46	—	60	—
Class R3 Shares	40	—	71	—	91	—
Hedged Equity Fund
Class A Shares	3,414	—	3,269	—	3,625	—
Class C Shares	3,112	—	3,416	—	4,206	—
Hedged Equity 2 Fund[1]
Class A Shares	797	—	643	—	637	—
Class C Shares	1,795	—	1,675	—	1,791	—
Hedged Equity 3 Fund[1]
Class A Shares	300	—	316	—	355	—
Class C Shares	799	—	833	—	976	—
Large Cap Growth Fund
Class A Shares	10,117	—	13,649	—	17,508	—
Class C Shares	4,268	—	5,392	—	7,463	—
Class R2 Shares	517	—	936	—	1,217	—
Class R3 Shares	647	—	1,431	—	1,894	—
Large Cap Value Fund
Class A Shares	682	—	722	—	780	—
Class C Shares	671	—	629	—	602	—
Class R2 Shares	67	—	71	—	79	—
Class R3 Shares	19	—	30	—	35	—
Mid Cap Equity Fund
Class A Shares	1,452	—	1,746	—	2,106	—
Class C Shares	108	—	111	—	125	—
Class R2 Shares	4	—	10	—	16	—
Mid Cap Growth Fund
Class A Shares	2,948	—	3,223	—	3,444	—
Class C Shares	477	—	407	—	372	—
Class R2 Shares	219	—	251	—	272	—
Class R3 Shares	114	—	142	—	157	—
Mid Cap Value Fund
Class A Shares	3,063	—	2,906	—	2,961	—
Class C Shares	398	—	306	—	246	—
Class R2 Shares	312	—	317	—	340	—
Class R3 Shares	177	—	180	—	190	—
Part I - 41

	Fiscal Year Ended
	June 30, 2023		June 30, 2024		June 30, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Small Cap Blend Fund
Class A Shares	$762	$—	$891	$—	$1,053	$—
Class C Shares	103	—	117	—	138	—
Small Cap Equity Fund
Class A Shares	1,296	—	1,114	—	1,053	—
Class C Shares	354	—	235	—	96	—
Class R2 Shares	29	—	26	—	19	—
Class R3 Shares	11	—	27	—	27	—
Small Cap Growth Fund
Class A Shares	939	—	842	—	806	—
Class C Shares	293	—	229	—	182	—
Class R2 Shares	84	—	75	—	61	—
Class R3 Shares	13	—	12	—	10	—
Small Cap Value Fund
Class A Shares	379	—	330	—	317	—
Class C Shares	40	—	29	—	19	—
Class R2 Shares	128	—	123	—	120	—
Class R3 Shares	39	—	41	—	36	—
SMID Cap Equity Fund
Class A Shares	334	—	321	—	326	—
Class C Shares	111	—	75	—	59	—
Class R3 Shares	3	—	2	—	2	—
U.S. Equity Fund
Class A Shares	4,334	—	5,478	—	6,915	—
Class C Shares	2,757	—	3,154	—	3,802	—
Class R2 Shares	1,180	—	1,352	—	1,535	—
Class R3 Shares	425	—	516	—	634	—
U.S. GARP Equity Fund
Class A Shares	245	—	335	—	476	—
Class C Shares	120	—	88	—	86	—
Class R2 Shares	163	—	208	—	241	—
U.S. Large Cap Core Plus Fund
Class A Shares	575	—	657	—	857	—
Class C Shares	211	—	310	—	582	—
Class R2 Shares	24	—	32	—	40	—
U.S. Research Enhanced Equity Fund
Class A Shares	403	—	440	—	699	—
U.S. Small Company Fund
Class A Shares	272	—	272	—	289	—
Class C Shares	79	—	48	—	33	—
Class R2 Shares	186	—	195	—	215	—
Class R3 Shares	80	—	90	—	98	—
U.S. Sustainable Leaders Fund
Class A Shares	100	—	125	—	174	—
Class C Shares	33	—	32	—	34	—
U.S. Value Fund
Class A Shares	2,277	—	2,848	—	3,462	—
Class C Shares	698	—	819	—	896	—
Class R2 Shares	21	—	28	—	32	—
Class R3 Shares	22	—	26	—	25	—
Value Advantage Fund
Class A Shares	3,107	—	3,215	—	3,410	—
Class C Shares	1,936	—	1,433	—	1,238	—
Class R2 Shares	2	—	2	—	3	—
Class R3 Shares	6	—	6	—	6	—
1
The Fund commenced operations on 11/1/22.
For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.
Part I - 42

SHAREHOLDER SERVICING
Service Fees
Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):
Class A, Class C, Class I, Class R2, Class R3 and Class R4	Up to 0.25%
Class L and Class R5	Up to 0.10%
Class R6	None
The tables below set forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal years indicated (amounts in thousands):
	Fiscal Year Ended
	June 30, 2023		June 30, 2024		June 30, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Diversified Fund
Class A Shares	$90	$(170)	$84	$(179)	$96	$(173)
Class C Shares	8	(9)	5	(7)	3	(5)
Class I Shares	41	(45)	35	(44)	36	(44)
Class L Shares	104	(45)	76	(34)	72	(32)
Equity Income Fund
Class A Shares	11,429	—	10,948	—	11,541	—
Class C Shares	2,822	—	2,160	—	1,752	—
Class I Shares	46,327	—	42,641	—	39,659	—
Class R2 Shares	264	—	250	—	240	—
Class R3 Shares	586	—	511	—	435	—
Class R4 Shares	597	—	547	—	424	—
Class R5 Shares	1,318	—	1,131	—	838	—
Equity Index Fund
Class A Shares	924	(811)	1,103	(980)	1,374	(1,113)
Class C Shares	220	—	223	—	215	—
Class I Shares	1,452	(956)	1,640	(1,082)	2,090	(1,335)
Equity Premium Income Fund
Class A Shares	1,273	(7)	1,158	(5)	1,400	—
Class C Shares	953	(5)	663	(3)	791	—
Class I Shares	6,832	(53)	9,616	(17)	10,927	—
Class R5 Shares	—*	—*	—*	—*	1	—*
Growth Advantage Fund
Class A Shares	5,971	(326)	8,034	(437)	10,025	(531)
Class C Shares	1,821	(111)	1,741	(115)	1,746	(113)
Class I Shares	8,893	(408)	11,955	(530)	14,458	(594)
Class R2 Shares	10	(3)	20	(3)	26	(4)
Class R3 Shares	38	(2)	69	(2)	88	(3)
Class R4 Shares	53	—*	76	—*	112	—*
Class R5 Shares	91	(2)	108	(2)	156	(2)
Hedged Equity Fund
Class A Shares	3,414	—	3,269	—	3,625	—
Class C Shares	1,037	—	1,139	—	1,402	—
Class I Shares	29,992	—	34,376	—	41,251	—
Class R5 Shares	6	—	6	—	5	—
Hedged Equity 2 Fund[1]
Class A Shares	791	(6)	641	(2)	636	(1)
Class C Shares	595	(3)	558	(1)	597	—
Class I Shares	9,470	(24)	9,282	(1)	10,386	—
Class R5 Shares	1	—*	1	—*	1	—*
Hedged Equity 3 Fund[1]
Class A Shares	297	(3)	315	(1)	354	(1)
Class C Shares	264	(2)	277	(1)	325	—*
Class I Shares	5,476	(20)	5,331	—	6,008	—
Class R5 Shares	—*	—*	—*	—*	—*	—*
Part I - 43

	Fiscal Year Ended
	June 30, 2023		June 30, 2024		June 30, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Large Cap Growth Fund
Class A Shares	$9,848	$(269)	$13,320	$(329)	$17,174	$(334)
Class C Shares	1,411	(12)	1,780	(17)	2,466	(21)
Class I Shares	29,461	(31)	46,071	(8)	62,849	(6)
Class R2 Shares	248	(10)	438	(30)	575	(34)
Class R3 Shares	643	(4)	1,422	(9)	1,882	(12)
Class R4 Shares	623	(1)	1,493	(1)	1,805	(2)
Class R5 Shares	720	(4)	898	(4)	919	(6)
Large Cap Value Fund
Class A Shares	619	(63)	645	(77)	703	(77)
Class C Shares	221	(3)	205	(5)	197	(4)
Class I Shares	3,289	(137)	3,373	(157)	5,444	(39)
Class R2 Shares	31	(3)	32	(3)	36	(3)
Class R3 Shares	19	—*	29	(1)	34	(1)
Class R4 Shares	2	—*	3	(1)	4	—*
Class R5 Shares	24	(2)	30	(2)	33	(2)
Mid Cap Equity Fund
Class A Shares	1,440	(12)	1,733	(13)	2,033	(73)
Class C Shares	33	(3)	35	(2)	37	(4)
Class I Shares	2,282	(4)	2,548	(3)	2,421	(72)
Class R2 Shares	1	(1)	2	(3)	4	(4)
Class R5 Shares	5	—*	11	—*	13	—*
Mid Cap Growth Fund
Class A Shares	2,060	(888)	2,219	(1,004)	2,413	(1,031)
Class C Shares	117	(42)	97	(39)	89	(35)
Class I Shares	3,219	(1,125)	4,718	(1,472)	4,371	(1,495)
Class R2 Shares	86	(23)	100	(26)	109	(27)
Class R3 Shares	112	(2)	138	(4)	154	(3)
Class R4 Shares	52	—*	81	—*	98	—*
Class R5 Shares	428	(42)	469	(48)	489	(48)
Mid Cap Value Fund
Class A Shares	2,883	(180)	2,720	(186)	2,773	(188)
Class C Shares	124	(9)	95	(7)	75	(7)
Class I Shares	5,065	(221)	4,277	(191)	4,076	(189)
Class L Shares	6,477	(3)	5,713	(3)	5,235	—
Class R2 Shares	151	(5)	145	(13)	147	(23)
Class R3 Shares	176	(1)	179	(1)	188	(2)
Class R4 Shares	50	—*	67	(1)	72	(1)
Class R5 Shares	49	—	48	(1)	52	(1)
Small Cap Blend Fund
Class A Shares	741	(21)	865	(26)	1,029	(24)
Class C Shares	31	(3)	35	(4)	42	(4)
Class I Shares	908	(5)	1,017	(5)	1,046	(6)
Small Cap Equity Fund
Class A Shares	1,296	—	1,114	—	1,053	—
Class C Shares	118	—	78	—	32	—
Class I Shares	5,951	(239)	4,942	(295)	4,005	(140)
Class R2 Shares	12	(2)	11	(2)	10	—
Class R3 Shares	11	—	27	—	25	(2)
Class R4 Shares	2	—*	2	—*	1	—*
Class R5 Shares	494	(366)	382	(316)	320	(235)
Part I - 44

	Fiscal Year Ended
	June 30, 2023		June 30, 2024		June 30, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Small Cap Growth Fund
Class A Shares	$900	$(39)	$800	$(42)	$765	$(41)
Class C Shares	95	(3)	73	(3)	57	(4)
Class I Shares	1,210	(15)	1,305	(18)	1,825	(13)
Class L Shares	567	—	549	—	474	—
Class R2 Shares	38	(4)	33	(5)	26	(4)
Class R3 Shares	11	(2)	11	(1)	8	(2)
Class R4 Shares	13	—*	10	(1)	6	—*
Class R5 Shares	19	(1)	15	(1)	10	(1)
Small Cap Value Fund
Class A Shares	314	(65)	234	(96)	226	(91)
Class C Shares	10	(3)	6	(4)	4	(3)
Class I Shares	451	(90)	370	(100)	349	(88)
Class R2 Shares	42	(22)	38	(24)	38	(22)
Class R3 Shares	33	(6)	35	(6)	31	(5)
Class R4 Shares	55	(1)	51	—	—*	—*
Class R5 Shares	59	(2)	92	(1)	20	(1)
SMID Cap Equity Fund
Class A Shares	310	(24)	293	(28)	297	(29)
Class C Shares	36	(1)	23	(2)	19	(1)
Class I Shares	275	(8)	238	(7)	226	(7)
Class R3 Shares	3	—*	2	—*	1	(1)
U.S. Equity Fund
Class A Shares	4,249	(85)	5,367	(111)	6,795	(120)
Class C Shares	907	(12)	1,037	(15)	1,250	(17)
Class I Shares	5,551	(245)	10,062	(276)	13,304	(188)
Class L Shares	1,728	—	2,334	—	3,360	—
Class R2 Shares	582	(8)	667	(9)	756	(11)
Class R3 Shares	420	(5)	509	(7)	626	(8)
Class R4 Shares	151	(1)	206	(1)	275	(2)
Class R5 Shares	975	(11)	1,151	(13)	1,255	(13)
U.S. GARP Equity Fund
Class A Shares	237	(8)	325	(10)	462	(14)
Class C Shares	39	(1)	27	(2)	26	(2)
Class I Shares	220	(4)	324	(5)	652	(5)
Class R2 Shares	60	(22)	84	(20)	102	(19)
Class R5 Shares	106	(1)	134	(1)	158	(1)
U.S. Large Cap Core Plus Fund
Class A Shares	186	(389)	118	(539)	154	(703)
Class C Shares	22	(48)	18	(85)	37	(157)
Class I Shares	751	(1,418)	505	(2,076)	866	(3,501)
Class R2 Shares	11	(1)	15	(1)	19	(1)
Class R5 Shares	28	—*	35	(1)	44	(1)
U.S. Research Enhanced Equity Fund
Class A Shares	153	(250)	167	(273)	271	(428)
Class I Shares	659	(1,002)	750	(1,142)	1,119	(1,703)
U.S. Small Company Fund
Class A Shares	245	(27)	232	(40)	249	(40)
Class C Shares	22	(4)	12	(4)	8	(3)
Class I Shares	383	(38)	360	(54)	357	(46)
Class L Shares	224	—	221	—	232	—
Class R2 Shares	93	—	98	—	107	—
Class R3 Shares	80	—	90	—	98	—
Class R4 Shares	20	—	14	—	16	—
Class R5 Shares	12	—	19	—	29	—
Part I - 45

	Fiscal Year Ended
	June 30, 2023		June 30, 2024		June 30, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
U.S. Sustainable Leaders Fund
Class A Shares	$18	$(82)	$22	$(103)	$32	$(142)
Class C Shares	1	(10)	2	(9)	1	(10)
Class I Shares	42	(168)	38	(157)	45	(183)
U.S. Value Fund
Class A Shares	2,161	(116)	2,693	(155)	3,323	(139)
Class C Shares	229	(4)	267	(6)	291	(8)
Class I Shares	4,620	(23)	5,846	(29)	6,569	(25)
Class R2 Shares	10	—*	14	—*	16	—*
Class R3 Shares	22	—*	25	(1)	24	(1)
Class R4 Shares	5	—*	8	(1)	6	—*
Class R5 Shares	7	—*	10	—*	13	—*
Value Advantage Fund
Class A Shares	2,926	(181)	3,016	(199)	3,199	(211)
Class C Shares	596	(49)	432	(46)	375	(38)
Class I Shares	4,697	(251)	4,051	(223)	3,940	(200)
Class L Shares	1,528	—*	1,334	—*	1,350	—
Class R2 Shares	1	—*	—	(1)	1	—*
Class R3 Shares	5	(1)	5	(1)	4	(2)
Class R4 Shares	—*	—*	1	—*	1	—*
Class R5 Shares	10	—*	19	—*	19	—*
*
Amount rounds to less than $500.
1
The Fund commenced operations on 11/1/22.
For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.
BROKERAGE AND RESEARCH SERVICES
Brokerage Commissions
The Funds paid the following brokerage commissions for the indicated fiscal years:
	Fiscal Year Ended
Fund	June 30, 2023	June 30, 2024	June 30, 2025
Diversified Fund
Total Brokerage Commissions	$187,765	$132,123	$162,508
Brokerage Commissions to Affiliated Broker/Dealers	—	762	—
Equity Income Fund
Total Brokerage Commissions	1,735,993	5,813,277	5,012,327
Brokerage Commissions to Affiliated Broker/Dealers	—	87,363	106,433
Equity Index Fund
Total Brokerage Commissions	161,772	53,213	100,496
Brokerage Commissions to Affiliated Broker/Dealers	—	—	—
Equity Premium Income Fund
Total Brokerage Commissions	734,115	583,748	538,796
Brokerage Commissions to Affiliated Broker/Dealers	—	13,869	13,540
Growth Advantage Fund
Total Brokerage Commissions	2,096,870	1,335,641	1,893,902
Brokerage Commissions to Affiliated Broker/Dealers	—	46,983	45,224
Hedged Equity Fund
Total Brokerage Commissions	6,154,080	4,279,089	4,260,942
Brokerage Commissions to Affiliated Broker/Dealers	—	139,406	36,019
Hedged Equity 2 Fund
Total Brokerage Commissions	2,078,199	1,620,090	1,284,229
Brokerage Commissions to Affiliated Broker/Dealers	—	64,766	40,772
Hedged Equity 3 Fund
Total Brokerage Commissions	1,082,338	984,070	761,745
Brokerage Commissions to Affiliated Broker/Dealers	—	56,869	72,529
Part I - 46

	Fiscal Year Ended
Fund	June 30, 2023	June 30, 2024	June 30, 2025
Large Cap Growth Fund
Total Brokerage Commissions	$8,276,860	$6,631,139	$11,923,840
Brokerage Commissions to Affiliated Broker/Dealers	—	—	—
Large Cap Value Fund
Total Brokerage Commissions	2,542,827	3,584,349	4,747,423
Brokerage Commissions to Affiliated Broker/Dealers	—	65,226	56,251
Mid Cap Equity Fund
Total Brokerage Commissions	719,739	890,821	1,553,008
Brokerage Commissions to Affiliated Broker/Dealers	—	47,369	121,948
Mid Cap Growth Fund
Total Brokerage Commissions	1,697,426	2,503,491	2,940,196
Brokerage Commissions to Affiliated Broker/Dealers	—	2,424	9,219
Mid Cap Value Fund
Total Brokerage Commissions	1,502,002	1,855,901	3,464,632
Brokerage Commissions to Affiliated Broker/Dealers	—	8,189	—
Small Cap Blend Fund
Total Brokerage Commissions	578,400	558,170	779,114
Brokerage Commissions to Affiliated Broker/Dealers	—	26,582	32,586
Small Cap Equity Fund
Total Brokerage Commissions	1,354,580	1,481,007	1,316,517
Brokerage Commissions to Affiliated Broker/Dealers	—	11,772	—
Small Cap Growth Fund
Total Brokerage Commissions	1,529,499	1,702,019	1,885,735
Brokerage Commissions to Affiliated Broker/Dealers	—	157,584	56,028
Small Cap Value Fund
Total Brokerage Commissions	1,658,309	1,579,140	1,462,638
Brokerage Commissions to Affiliated Broker/Dealers	—	35,711	—
SMID Cap Equity Fund
Total Brokerage Commissions	67,665	101,715	115,994
Brokerage Commissions to Affiliated Broker/Dealers	—	5,496	—
U.S. Equity Fund
Total Brokerage Commissions	3,986,928	4,637,356	3,424,602
Brokerage Commissions to Affiliated Broker/Dealers	—	71,640	75,784
U.S. GARP Equity Fund
Total Brokerage Commissions	142,944	155,240	236,953
Brokerage Commissions to Affiliated Broker/Dealers	—	786	9,181
U.S. Large Cap Core Plus Fund
Total Brokerage Commissions	961,206	1,116,266	1,246,016
Brokerage Commissions to Affiliated Broker/Dealers	—	—	4,572
U.S. Research Enhanced Equity Fund
Total Brokerage Commissions	940,629	960,611	845,844
Brokerage Commissions to Affiliated Broker/Dealers	—	7,897	—
U.S. Small Company Fund
Total Brokerage Commissions	940,784	814,376	1,561,462
Brokerage Commissions to Affiliated Broker/Dealers	—	26,791	—
U.S. Sustainable Leaders Fund
Total Brokerage Commissions	30,219	14,445	42,977
Brokerage Commissions to Affiliated Broker/Dealers	—	635	—
U.S. Value Fund
Total Brokerage Commissions	499,001	425,382	433,854
Brokerage Commissions to Affiliated Broker/Dealers	—	12,110	—
Value Advantage Fund
Total Brokerage Commissions	1,813,936	988,621	2,267,432
Brokerage Commissions to Affiliated Broker/Dealers	—	1	27,870
Part I - 47

For more information concerning brokerage, see the “Portfolio Transactions” section in Part II of this SAI.
Broker Research
For the fiscal year ended June 30, 2025, the Adviser allocated brokerage commissions to brokers who provided broker research, including third-party broker research, for the Funds as follows:
Fund Name	Amount
Diversified Fund	$5,389
Equity Income Fund	1,571,567
Equity Premium Income Fund	200,787
Growth Advantage Fund	521,372
Hedged Equity 2 Fund	222,990
Hedged Equity 3 Fund	135,565
Hedged Equity Fund	593,039
Large Cap Growth Fund	3,204,124
Large Cap Value Fund	1,653,727
Mid Cap Equity Fund	489,165
Mid Cap Growth Fund	791,091
Mid Cap Value Fund	973,419
Small Cap Blend Fund	235,299
Small Cap Equity Fund	524,841
Small Cap Growth Fund	577,700
Small Cap Value Fund	594,051
SMID Cap Equity Fund	47,535
U.S. Equity Fund	1,207,964
U.S. GARP Equity Fund	93,603
U.S. Large Cap Core Plus Fund	484,539
U.S. Research Enhanced Equity Fund	324,382
U.S. Small Company Fund	696,840
U.S. Sustainable Leaders Fund	20,912
U.S. Value Fund	139,582
Value Advantage Fund	768,484
Securities of Regular Broker-Dealers
As of June 30, 2025, certain Funds owned securities of their regular broker-dealers (or parents thereof) as shown below (amounts in thousands):
Fund	Name of Broker-Dealer	Value of Securities Owned (000's)
Diversified Fund	Ameriprise Financial, Inc.	$695
	Bank of America Corp.	3,080
	Barclays plc	663
	BNP Paribas SA	475
	Citigroup, Inc.	821
	Fidelity National Information Services, Inc.	1,573
	Goldman Sachs Group, Inc. (The)	1,084
	Morgan Stanley	2,276
	Raymond James Financial, Inc.	53
	UBS Group AG	539
	Wells Fargo & Co.	3,547
Equity Income Fund	Bank of America Corp.	1,334,584
	Charles Schwab Corp. (The)	1,092,368
	Fidelity National Information Services, Inc.	455,005
	Morgan Stanley	731,462
Part I - 48

Fund	Name of Broker-Dealer	Value of Securities Owned (000's)
Equity Index Fund	American International Group, Inc.	$10,684
	Bank of America Corp.	67,160
	Bank of New York Mellon Corp. (The)	14,118
	Broadridge Financial Solutions	6,183
	Charles Schwab Corp. (The)	33,753
	Citigroup, Inc.	34,434
	Fidelity National Information Services, Inc.	9,264
	Goldman Sachs Group, Inc. (The)	47,037
	JPMorgan Chase & Co.	174,507
	Morgan Stanley	47,354
Equity Premium Income Fund	Ameriprise Financial, Inc.	74,220
	Bank of America Corp.	21,828
	Raymond James Financial, Inc.	18,327
Growth Advantage Fund	Goldman Sachs Group, Inc. (The)	248,570
Hedged Equity Fund	Ameriprise Financial, Inc.	94,967
	Bank of America Corp.	264,788
	Charles Schwab Corp. (The)	176,301
	Fidelity National Information Services, Inc.	104,187
	Raymond James Financial, Inc.	29,764
	Wells Fargo & Co.	229,308
Hedged Equity 2 Fund	Ameriprise Financial, Inc.	24,734
	Bank of America Corp.	68,963
	Charles Schwab Corp. (The)	45,917
	Fidelity National Information Services, Inc.	27,135
	Raymond James Financial, Inc.	7,752
	Wells Fargo & Co.	59,722
Hedged Equity 3 Fund	Ameriprise Financial, Inc.	15,140
	Bank of America Corp.	42,213
	Charles Schwab Corp. (The)	28,105
	Fidelity National Information Services, Inc.	16,610
	Wells Fargo & Co.	36,557
Large Cap Growth Fund	Charles Schwab Corp. (The)	692,461
	Goldman Sachs Group, Inc. (The)	1,449,673
Large Cap Value Fund	Ameriprise Financial, Inc.	57,258
	Bank of America Corp.	154,447
	Wells Fargo & Co.	156,332
Mid Cap Equity Fund	Ameriprise Financial, Inc.	59,203
	Fidelity National Information Services, Inc.	70,527
	LPL Financial Holdings, Inc.	27,155
	Morgan Stanley	20,892
Mid Cap Growth Fund	Jefferies Financial Group, Inc.	79,875
	Morgan Stanley	131,863
Mid Cap Value Fund	Fidelity National Information Services, Inc.	249,801
Small Cap Blend Fund	Piper Sandler & Co.	8,586
SMID Cap Equity Fund	LPL Financial Holdings, Inc.	3,265
U.S. Equity Fund	Ameriprise Financial, Inc.	560,085
	Morgan Stanley	394,178
	Wells Fargo & Co.	1,057,235
U.S. GARP Equity Fund	Bank of America Corp.	7,216
	Charles Schwab Corp. (The)	11,975
	Fidelity National Information Services, Inc.	5,265
	Goldman Sachs Group, Inc. (The)	9,461
Part I - 49

Fund	Name of Broker-Dealer	Value of Securities Owned (000's)
U.S. Large Cap Core Plus Fund	Ameriprise Financial, Inc.	$33,413
	Bank of America Corp.	44,255
	Charles Schwab Corp. (The)	35,950
	Goldman Sachs Group, Inc. (The)	17,131
	Morgan Stanley	14,899
	Raymond James Financial, Inc.	3,332
	Wells Fargo & Co.	76,024
U.S. Research Enhanced Equity Fund	Bank of America Corp.	139,246
	Charles Schwab Corp. (The)	92,713
	Fidelity National Information Services, Inc.	54,790
	Wells Fargo & Co.	120,588
U.S. Small Company Fund	Piper Sandler & Co.	1,712
U.S. Sustainable Leaders Fund	Bank of America Corp.	4,039
	Charles Schwab Corp. (The)	3,532
	Fidelity National Information Services, Inc.	3,599
	Wells Fargo & Co.	3,789
U.S. Value Fund	Bank of America Corp.	162,796
	Charles Schwab Corp. (The)	139,330
	Fidelity National Information Services, Inc.	48,228
	Goldman Sachs Group, Inc. (The)	83,658
	Morgan Stanley	96,649
	Wells Fargo & Co.	226,498
Value Advantage Fund	Ameriprise Financial, Inc.	42,316
	Bank of America Corp.	162,815
	Morgan Stanley	71,091
	Raymond James Financial, Inc.	25,570
	Wells Fargo & Co.	327,174
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
FINANCIAL INTERMEDIARIES
Other Cash Compensation Payments
During the fiscal year ended June 30, 2025, JPMIM paid approximately $436,281,490 for all the J.P. Morgan Funds pursuant to written agreements with Financial Intermediaries (including both FINRA members and non-members) including written agreements for sub-transfer agency and/or omnibus accounting services (collectively, “Omnibus Sub-Accounting”) and networking.
For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.
Finders’ Fee Commissions
Financial Intermediaries who sell $250,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Income Funds, the J.P. Morgan Investor Funds and certain other J.P. Morgan Funds or over $1 million of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the JPMorgan SmartRetirement Funds, the other J.P. Morgan Income Funds and certain other J.P. Morgan Funds may receive finder’s fees.
Financial Intermediaries who sell over $1 million of Class A Shares of the Funds may receive a finder’s fee. Such fees are paid in accordance with the following schedule:
Amount of Purchases	Finders’ Fee
$1,000,000 – $3,999,999*	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
Part I - 50

Amount of Purchases	Finders’ Fee
$50,000,000 or more	0.25%
*
If the total sale of Class A Shares of Funds that have Finders’ Fees (“Qualifying Funds”) is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of the Fund. The Finders’ Fee Schedule for sales of the other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.
The Distributor may also pay Financial Intermediaries a finder’s fee commission on sales of Class A Shares to certain defined contribution plans. If a plan redeems the shares of certain Funds for which a finder’s fee has been paid within 18 months of the purchase date (12 months for Mortgage-Backed Securities Fund), no CDSC is charged. However, JPMDS reserves the right to reclaim the finder’s fee paid to the Financial Intermediary. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.
For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.
Finders’ Fees Paid By Distributor
During the fiscal year ended June 30, 2025, JPMDS paid approximately $38,020,183 in finder’s fees for all J.P. Morgan Funds.
For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.
TAX MATTERS
Capital Loss Carryforwards
As of June 30, 2025, the following Funds had net capital loss carryforwards (amounts in thousands):
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
Equity Index Fund	$—	$3,265
Equity Premium Income Fund	1,099,073	62,031
Hedged Equity Fund	1,063,642	447,595
Hedged Equity 2 Fund	446,580	513,724
Hedged Equity 3 Fund	116,617	241,739
For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.
PORTFOLIO HOLDINGS DISCLOSURE
A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:
All Funds
JPMorgan Chase & Co.	Monthly	30 days after month end
Morningstar Inc.	Monthly	30 days after month end
All Funds excluding JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund
Bloomberg LP	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
All Funds excluding JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund
The McGraw-Hill Companies, Inc. — Standard & Poor’s	Monthly	30 days after month end
JPMorgan U.S. Large Cap Core Plus Fund
Aris Corporation	Quarterly	30 days after quarter end
JPMorgan Mid Cap Value Fund
Callan Associates	Monthly	30 days after month end
JPMorgan Mid Cap Value Fund
Part I - 51

JPMorgan U.S. Research Enhanced Equity Fund
Concord Advisory	Monthly	30 days after month end
JPMorgan Mid Cap Growth Fund
JPMorgan Small Cap Blend Fund
Hartland & Co.	Monthly	30 days after month end
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Growth Fund
JPMorgan U.S. GARP Equity Fund
Informa Investment Solutions (PSN)	Quarterly	30 days after quarter end
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
Jeffrey Slocum & Associates, Inc.	Quarterly	30 days after quarter end
JPMorgan Equity Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan U.S. Equity Fund
Lockwood Advisors	Quarterly	30 days after quarter end
JPMorgan Small Cap Value Fund
Marco Consulting	Quarterly	30 days after quarter end
JPMorgan Equity Index Fund
JPMorgan Small Cap Value Fund
Mellon Analytical Solutions	Quarterly	30 days after quarter end
JPMorgan U.S. Large Cap Core Plus Fund
Morgan Stanley Smith Barney	Quarterly	30 days after quarter end
JPMorgan U.S. Research Enhanced Equity Fund
New England Pension Consultants	Quarterly	30 days after quarter end
JPMorgan U.S. Large Cap Core Plus Fund
Oppenheimer	Quarterly	30 days after quarter end
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Growth Fund
PSN & Morningstar	Quarterly	30 days after quarter end
JPMorgan Equity Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
Prime, Buchholz & Associates, Inc.	Quarterly	30 days after quarter end
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Growth Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan Value Advantage Fund
Raymond James	Quarterly	30 days after quarter end
JPMorgan Small Cap Equity Fund
Rochester Area Community Foundation	Quarterly	30 days after quarter end
JPMorgan U.S. Equity Fund
JPMorgan U.S. Research Enhanced Equity Fund
Roger Casey	Quarterly	30 days after quarter end
JPMorgan Large Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan U.S. Large Cap Core Plus Fund
RV Kuhns	Quarterly	30 days after quarter end
JPMorgan SMID Cap Equity Fund
Part I - 52

Strategic Advisors, Inc.	Quarterly	30 days after quarter end
JPMorgan Diversified Fund
JPMorgan Equity Income Fund
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Blend Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan SMID Cap Equity Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan U.S. Sustainable Leaders Fund
Vestek	Monthly	30 days after month end
JPMorgan Mid Cap Value Fund
JPMorgan U.S. Equity Fund
Watson Wyatt Worldwide	Quarterly	30 days after quarter end
JPMorgan Equity Index Fund
JPMorgan Small Cap Equity Fund
JPMorgan U.S. GARP Equity Fund
Watson Wyatt Worldwide	Monthly	30 days after month end
JPMorgan Equity Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Large Cap Growth Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
Wells Fargo	Quarterly	30 days after quarter end
JPMorgan Mid Cap Value Fund
JPMorgan U.S. Large Cap Core Plus Fund
Wells Fargo	Monthly	30 days after month end
JPMorgan Equity Index Fund
JPMorgan U.S. Value Fund
Wilshire	Quarterly	30 days after quarter end
For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2024, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.
Principal Holders
As of September 30, 2025, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.
Part I - 53

FINANCIAL STATEMENTS
The financial statements of the Funds are incorporated by reference into this SAI. The financial statements for the fiscal year ended June 30, 2025, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. These financial statements included in the Financial Statements and Other Information are available online at www.jpmorganfunds.com or without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.
Part I - 54

Attachment I-A
PRINCIPAL SHAREHOLDERS
Persons who beneficially own 25% or more of the outstanding Shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of such Funds. The list below includes record owners of over 5% of the share classes specified below based on the Funds’ books and records. Such shareholders may hold their Shares on behalf of other beneficial owners and may not be beneficial owners of the share classes identified.
Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN DIVERSIFIED FUND
CLASS A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	43.15%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	7.03%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.26%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22.04%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	17.82%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.74%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.65%

	ASCENSUS TRUST COMPANY FBO IAIA 401K PO BOX 10758 FARGO ND 58106-0758	11.06%
Part I - 55

Name of Fund	Name and Address of Shareholder	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.72%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.28%

CLASS I SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	48.97%

	EMPOWER TRUST FBO MICHIGAN CORPORATE SERVICES LLC 401 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.10%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.78%

CLASS L SHARES	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	24.72%

	THE GRACO FOUNDATION PO BOX 1441 MINNEAPOLIS MN 55440-1441	22.77%

	EMPOWER TRUST FBO DISCOUNT TIRE AMERICAS TIRE RETIREM PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	22.53%

	RELIANCE TRUST COMPANY FBO MALVERN PO BOX 28004 ATLANTA GA 30358-0004	8.60%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.90%
Part I - 56

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC J P MORGAN CHASE BANK N A PALOMA RHEEM INVESTMENTS 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	37.28%

	JPMIM AS AGENT FOR* BAE SYSTEMS SUPPLEMENTAL RETIREMENT TRUST ATTN CLIENT SERVICES 1111 POLARIS PKWY # OH1-0084 COLUMBUS OH 43240-2031	31.06%

	ANGELO IAFRATE CONSTRUCTION CO ATTN MATTHEW MILKOVIE 26300 SHERWOOD AVE WARREN MI 48091-1298	8.78%

	JPMIM AS AGENT FOR* MARTIN SPROCKET AND GEAR INC. ATTN: CLIENT SERVICES 1111 POLARIS PKWY OH1-0084 COLUMBUS OH 43240-2031	8.44%

	JPMIM AS AGENT FOR* STATE BOARD OF EDUCATION MICHIGAN SCHOOL FOR THE BLIND ATTN CLIENT SERVICES 1111 POLARIS PKWY # OH1-0084 COLUMBUS OH 43240-2031	6.22%

	NATIONAL FINANCIAL SERVICES LLC KEYBANK NATIONAL ASSOCIATION KEYBANK NATIONAL ASSOCIATION PO BOX 94871 CLEVELAND OH 44101-4871	5.77%
JPMORGAN HEDGED EQUITY FUND
CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	41.89%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	14.42%
Part I - 57

Name of Fund	Name and Address of Shareholder	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.27%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.62%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.70%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	25.81%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.71%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.11%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.53%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.09%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.92%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.55%
Part I - 58

Name of Fund	Name and Address of Shareholder	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.32%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.75%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	20.46%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.44%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.39%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.17%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.14%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.05%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.93%
Part I - 59

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R5 SHARES	FIDELITY INVESTMENT INST OPERATIONS CUST FBO AMERICAN TANK & VESSEL, INC. 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	47.87%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.36%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	15.88%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO JONAH BANK OF WYOMING 401(K) PROFIT SHARING PLAN & TRUST 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	6.29%

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	24.97%

	SEI PRIVATE TRUST COMPANY C/O REGIONS BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	13.30%

	MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	11.89%

	NATIONAL FINANCIAL SERVICES LLC MARIL & CO AS NOMINEE AGENT FOR RELIANCE TRUST COMPANY 201 17TH ST NW STE 1000 ATLANTA GA 30363-1195	11.02%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.34%
JPMORGAN MID CAP EQUITY FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	88.33%
Part I - 60

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.44%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	15.53%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	15.36%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.22%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	9.43%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.33%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.48%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.33%

CLASS I SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	61.73%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.82%
Part I - 61

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R2 SHARES	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.04%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC PEEKSKILL CITY SCHOOL DISTRICT 717 17TH ST STE 1300 DENVER CO 80202-3304	9.23%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	5.74%

CLASS R5 SHARES	FIRST STATE TRUST COMPANY 1 DELAWARE CORPORATE CENTER I 2 RIGHTER PKWY STE 300 WILMINGTON DE 19803-1551	75.55%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC CHURCH AND CLERGY 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	12.16%

	NATIONAL FINANCIAL SERVICES LLC FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.21%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	66.98%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	12.88%

	MAC & CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	5.27%
Part I - 62

Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN SMALL CAP BLEND FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	72.43%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	5.07%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	26.03%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	15.43%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	14.25%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.50%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.88%

CLASS I SHARES	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	27.20%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.58%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.65%
Part I - 63

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.47%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	9.72%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.49%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	96.24%
JPMORGAN SMALL CAP EQUITY FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	13.04%

	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.79%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	9.90%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.99%

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	15.73%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	13.26%
Part I - 64

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	13.20%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.10%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.11%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	8.66%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.36%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.31%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.52%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.82%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	16.80%
Part I - 65

Name of Fund	Name and Address of Shareholder	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	14.94%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	6.93%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.50%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.13%

	ATTN MUTUAL FUND ADMINISTRATOR C/O PRINCIPAL FINANCIAL ID SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	5.21%

CLASS R2 SHARES	NATIONAL FINANCIAL SERVICES LLC FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	13.19%

	MATRIX TRUST COMPANY CUST FBO DOMINION CARTON CORPORATION 717 17TH ST STE 1300 DENVER CO 80202-3304	11.66%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	9.27%

	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9.09%
Part I - 66

Name of Fund	Name and Address of Shareholder	Percentage Held

	MID ATLANTIC TRUST COMPANY FBO AK ASSOCIATES 401(K) PROFIT SHARING 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	7.37%

	EQUITABLE LIFE FOR SEPARATE ACCT ON BEHALF OF VARIOUS 401 K PLANS EQUITABLE LIFE 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	6.42%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT CUST FBO ERNEST MAIER, INC. 401(K) PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	5.35%

CLASS R3 SHARES	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	64.36%

	MATRIX TRUST COMPANY CUST FBO ETC COMPANIES LLC 717 17TH ST STE 1300 DENVER CO 80202-3304	13.46%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.99%

CLASS R4 SHARES	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	98.70%

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.98%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	18.43%

	EMPOWER TRUST FBO VIASAT INC 401K PROFIT SHARING PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.28%
Part I - 67

Name of Fund	Name and Address of Shareholder	Percentage Held

	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	8.19%

	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.49%

	EMPOWER TRUST FBO AXCELIS LONG TERM INVESTMENT PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.18%

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.31%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	12.34%

	MAC & CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	11.67%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	10.01%

	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.69%
JPMORGAN US EQUITY FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	31.68%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	19.18%
Part I - 68

Name of Fund	Name and Address of Shareholder	Percentage Held

	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.57%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	5.24%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	33.67%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.01%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.91%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.92%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.45%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.37%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.01%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	33.19%
Part I - 69

Name of Fund	Name and Address of Shareholder	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.49%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.59%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.87%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.56%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	6.20%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.21%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.17%

CLASS L SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	57.96%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.60%
Part I - 70

Name of Fund	Name and Address of Shareholder	Percentage Held

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.62%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.70%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.10%

CLASS R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	53.64%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	15.94%

	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	8.97%

CLASS R3 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	43.42%

	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	18.59%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.57%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.96%
Part I - 71

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R4 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.19%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	12.95%

	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11.93%

	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	10.07%

	EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.69%

	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	6.76%

CLASS R5 SHARES	JOHN HANCOCK LIFE INS CO (USA) ATTN JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	54.38%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.65%

	WELLS FARGO BANK NA TRUSTEE FBO NEW JERSEY TRANSIT PLANS C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.22%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.93%
Part I - 72

Name of Fund	Name and Address of Shareholder	Percentage Held

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	10.26%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.18%
JPMORGAN U.S. GARP EQUITY FUND
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23.95%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	12.60%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	11.44%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.34%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.11%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	7.93%

CLASS C SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	34.93%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	23.12%
Part I - 73

Name of Fund	Name and Address of Shareholder	Percentage Held

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.03%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.34%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.19%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.32%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	34.85%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	15.64%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.71%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.18%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	5.70%
Part I - 74

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	7.68%

CLASS R5 SHARES	EMPOWER TRUST FBO PEARSON RETIREMENT PLAN 401K 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	83.42%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.42%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	31.21%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.97%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.74%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.53%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.52%

	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ATTN TREASURY DEPT 5780 POWERS FERRY RD ATLANTA GA 30327-4347	5.68%
Part I - 75

Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN US LARGE CAP CORE PLUS FUND
CLASS A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	24.04%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.43%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.16%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.46%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.20%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.14%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.47%

CLASS C SHARES	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	20.83%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	19.30%
Part I - 76

Name of Fund	Name and Address of Shareholder	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.82%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.03%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.19%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.53%

CLASS I SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.40%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.35%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.76%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	10.67%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.63%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8.98%
Part I - 77

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.58%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.34%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.38%

CLASS R2 SHARES	LINCOLN RETIREMENT SERVICES FBO ARMSTRONG AMBULANCE SERVICE PO BOX 7876 FORT WAYNE IN 46801-7876	47.77%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	19.97%

	MID ATLANTIC TRUST COMPANY FBO KAYAL MEDICAL GROUP LLC 401(K) PROF 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	12.90%

CLASS R5 SHARES	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	33.25%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25.30%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12.59%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.69%
Part I - 78

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	75.76%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18.44%
JPMORGAN U.S. RESEARCH ENHANCED EQUITY FUND
CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	75.64%

	EMPOWER ANNUITY INSURANCE FBO FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.33%

CLASS I SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23.97%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.50%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.50%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.90%

	KANSAS POSTSECONDARY EDUCATION SAVINGS PROGRAM ATTN SSB&T CUST 694 AGGRESSIVE 4500 MAIN STREET KANSAS CITY MO 64111-1816	5.15%
Part I - 79

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R6 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	24.42%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.34%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.95%
JPMORGAN US SMALL COMPANY FUND
CLASS A SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	29.32%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	20.51%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.74%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.56%

	UMB BANK CUST SECURITY FINANCIAL RESOURCES 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	5.14%

CLASS C SHARES	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	17.87%
Part I - 80

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	16.33%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	15.07%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	13.29%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.89%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.12%

CLASS I SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	20.39%

	EMPOWER TRUST FBO EMPOWER IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18.57%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.74%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.56%

CLASS L SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	68.10%
Part I - 81

Name of Fund	Name and Address of Shareholder	Percentage Held

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.26%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.70%

CLASS R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	81.24%

CLASS R3 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	78.60%

	UMB BANK - CUSTODIAN SECURITY FINANCIAL RESOURCES 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	11.34%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.08%

CLASS R4 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	79.81%

	AMERICAN UNITED LIFE INSURANCE CO GROUP RETIREMENT ACCOUNT PO BOX 368 INDIANAPOLIS IN 46206-0368	12.10%

	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	5.38%

CLASS R5 SHARES	SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	72.36%
Part I - 82

Name of Fund	Name and Address of Shareholder	Percentage Held

	THE TRUST COMPANY OF TENNESSEE RPS 4823 OLD KINGSTON PIKE STE 100 KNOXVILLE TN 37919-6499	16.68%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.09%

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.89%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	9.67%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	6.92%
JPMORGAN U.S. SUSTAINABLE LEADERS FUND
CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	41.69%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.60%

	VOYA INSTITUTIONAL TRUST COMPANY CUST VOYA INSTITUTIONAL TRUST 1 ORANGE WAY # B3N WINDSOR CT 06095-4773	13.69%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.33%

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	20.28%
Part I - 83

Name of Fund	Name and Address of Shareholder	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16.44%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	13.35%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	11.65%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.20%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.41%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.38%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.24%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.83%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.22%
Part I - 84

Name of Fund	Name and Address of Shareholder	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.64%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.73%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	8.64%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.62%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.41%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	49.13%

	NORTHERN TR CO CUST FBO ASUF SRIP PO BOX 92956 CHICAGO IL 60675-2956	28.10%

	MAC & CO ATTN MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	8.21%

	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.53%
JPMORGAN U.S. VALUE FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	45.04%
Part I - 85

Name of Fund	Name and Address of Shareholder	Percentage Held

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	9.56%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	18.81%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	13.02%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.71%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.78%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.44%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.21%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.20%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.03%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	30.93%
Part I - 86

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	12.10%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.01%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.38%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.00%

CLASS R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	53.79%

	ASCENSUS TRUST COMPANY FBO TOTAL MECHANICAL SERVICES INC 401 PO BOX 10758 FARGO ND 58106-0758	16.77%

	ASCENSUS TRUST COMPANY FBO MAJOR GLOVE 401(K) P/S PLAN PO BOX 10758 FARGO ND 58106-0758	5.95%

CLASS R3 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	69.96%

	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9.95%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	6.00%
Part I - 87

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R4 SHARES	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	59.86%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC CHURCH AND CLERGY 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	17.68%

	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	12.44%

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	50.05%

	NATIONAL FINANCIAL SERVICES LLC SALEM COMMUNITY HOSPITAL OPERATING FUND 1995 E STATE ST SALEM OH 44460-2423	22.69%

	FIIOC AS AGENT FOR FBO BANYAN AIR SERVICES, INC 401(K) PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	6.86%

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.43%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	21.00%

	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	5.52%
Part I - 88

Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN VALUE ADVANTAGE FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	37.63%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	12.01%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.99%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.00%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.55%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	32.99%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	14.58%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.66%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.82%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.23%
Part I - 89

Name of Fund	Name and Address of Shareholder	Percentage Held

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.04%

CLASS I SHARES	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	37.81%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.06%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.11%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	9.93%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.73%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.95%

CLASS L SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.99%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.72%
Part I - 90

Name of Fund	Name and Address of Shareholder	Percentage Held

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	15.06%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	14.08%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	5.94%

	FIRST COMMUNITY TRUST NA 3385 HILLCREST RD STE 100 DUBUQUE IA 52002-3900	5.26%

CLASS R2 SHARES	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	27.57%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC YAKIMA SCHOOL DISTRICT (WA) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	11.52%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. KENSTON LOCAL SCHOOL DISTRICT (OH) 717 17TH ST STE 1300 DENVER CO 80202-3304	9.64%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. GRAND BLANC COMM SCH (MI) 403B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	8.19%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. UMC HEALTH SYSTEM 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	7.27%
Part I - 91

Name of Fund	Name and Address of Shareholder	Percentage Held

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.88%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. MONROE-WOODBURY CENTRAL SCHOOL 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	6.79%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC NEVIS PUBLIC SCHOOL ISD #308 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.45%

CLASS R3 SHARES	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	21.03%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.02%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	8.27%

	ASCENSUS TRUST COMPANY FBO SPECTRUM 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	7.42%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. AUBURN SCHOOL DISTRICT 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	7.20%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.81%
Part I - 92

Name of Fund	Name and Address of Shareholder	Percentage Held

	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K - FG 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.21%

CLASS R4 SHARES	ASCENSUS TRUST COMPANY FBO GOLDSENTINEL 401K PLAN PO BOX 10758 FARGO ND 58106-0758	77.61%

	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	22.14%

CLASS R5 SHARES	VOYA INSTITUTIONAL TRUST CO TTEE FBO CORE MARKET 3 RETIREMENT PLANS 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184-8747	87.08%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	7.08%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	17.14%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	11.09%

	MAC & CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	9.74%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.93%
Part I - 93

Name of Fund	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.81%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.63%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.55%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2055 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.10%
JPMORGAN EQUITY INCOME FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	34.72%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	15.15%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLR JACKSONVILLE FL 32246-6484	7.10%

	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.22%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.20%
Part I - 94

Name of Fund	Name and Address of Shareholder	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.47%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	17.93%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.83%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	13.99%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8.37%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.25%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.11%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.08%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.73%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.08%
Part I - 95

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.04%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	14.00%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.33%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.21%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.70%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.60%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.27%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.40%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.13%
Part I - 96

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	59.41%

	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	6.79%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.15%

CLASS R3 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	32.02%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.32%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18.20%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.83%

CLASS R4 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21.64%

	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	14.98%

	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037	13.15%
Part I - 97

Name of Fund	Name and Address of Shareholder	Percentage Held

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	7.16%

	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	6.05%

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.57%

	WELLS FARGO BANK NA TRUSTEE C/O FASCORE LLC FBO NEW JERSEY TRANSIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.89%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.38%

	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9.32%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	27.47%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.54%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	10.22%
JPMORGAN EQUITY INDEX FUND
CLASS A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	36.83%
Part I - 98

Name of Fund	Name and Address of Shareholder	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	10.48%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.03%

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	21.82%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	21.22%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	13.54%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	12.81%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.41%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.65%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36.98%
Part I - 99

Name of Fund	Name and Address of Shareholder	Percentage Held

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	12.24%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.34%

	EMPOWER TRUST FBO ADVANTAGECARE PHYSICIANS P C 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.97%

	VRSCO FBO VTC CUST TTEE FBO STATE UNIV SYSTEM OF FLORIDA 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7100	5.53%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND 2040 ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.86%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND 2045 ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.18%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND 2035 ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.03%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND 2050 ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.71%

	ATTN MUTUAL FUND OPERATIONS MAC & CO 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	9.95%
Part I - 100

Name of Fund	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND 2030 ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.53%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND 2055 ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.05%
JPMORGAN LARGE CAP GROWTH FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	33.38%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	9.69%

	JOHN HANCOCK LIFE INS CO (USA) ATTN JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	8.56%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.57%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.17%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	24.89%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.74%
Part I - 101

Name of Fund	Name and Address of Shareholder	Percentage Held

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.80%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.02%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.60%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.63%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.28%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.14%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.02%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.98%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.58%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.53%
Part I - 102

Name of Fund	Name and Address of Shareholder	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.26%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.19%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.45%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.51%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.48%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.45%

CLASS R2 SHARES	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	13.63%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	11.03%

	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	9.42%
Part I - 103

Name of Fund	Name and Address of Shareholder	Percentage Held

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.13%

CLASS R3 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20.45%

	NATIONAL FINANCIAL SERVICES LLC AMERITAS LIFE INSURANCE CORP FBO SEPARATE ACCOUNT ATTN SEPARATE ACCOUNT UNIT 5900 O ST LINCOLN NE 68510-2234	13.50%

	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.89%

CLASS R4 SHARES	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	12.78%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.22%

	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	6.25%

	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.00%

	CITY OF ARLINGTON (K) C/O MISSIONSQUARE RETIREMENT 101 S. MESQUITE ST SUITE 790 ARLINGTON TX 76010-1117	5.89%
Part I - 104

Name of Fund	Name and Address of Shareholder	Percentage Held

	ASCENSUS TRUST COMPANY FBO COOPERATIVE SAVINGS PLAN TRUST PO BOX 10758 FARGO ND 58106-0758	5.77%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	5.53%

	NATIONAL FINANCIAL SERVICES LLC FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	5.51%

	VOYA INSTITUTIONAL TRUST COMPANY CUST VOYA INSTITUTIONAL TRUST 1 ORANGE WAY # B3N WINDSOR CT 06095-4773	5.34%

CLASS R5 SHARES	EMPOWER TRUST FBO DISCOUNT TIRE AMERICAS TIRE RETIREM PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18.23%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.78%

	AIG RETPLAN SERVICES COMPANY FBO VTC CUST TTEE FBO CENTRAL GA RETIRE SAV 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-2155	6.36%

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.82%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	9.98%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.31%
Part I - 105

Name of Fund	Name and Address of Shareholder	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.65%
JPMORGAN LARGE CAP VALUE FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	22.71%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	16.65%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.00%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.84%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.65%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.78%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	28.18%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	21.39%
Part I - 106

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	12.04%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.67%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.88%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.94%

CLASS I SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	35.95%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.99%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.85%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.81%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.49%

CLASS R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	44.77%
Part I - 107

Name of Fund	Name and Address of Shareholder	Percentage Held

	ASCENSUS TRUST COMPANY FBO NATIONAL SLOVAK SOCIETY 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	11.32%

CLASS R3 SHARES	NATIONAL FINANCIAL SERVICES LLC STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	47.09%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	17.77%

	ASCENSUS TRUST COMPANY FBO HERITAGE CHRISTIAN SERVICES INC R PO BOX 10758 FARGO ND 58106-0758	13.54%

	MID ATLANTIC TRUST COMPANY FBO ROBERT MCCABE COMPANY INC 401(K) PR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.18%

CLASS R4 SHARES	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	56.60%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	28.53%

	ASCENSUS TRUST COMPANY FBO BORG EQUIPMENT & SUPPLY CO INC 4 PO BOX 10758 FARGO ND 58106-0758	12.38%

CLASS R5 SHARES	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	36.23%

	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	11.22%
Part I - 108

Name of Fund	Name and Address of Shareholder	Percentage Held

	FIIOC AS AGENT FOR FBO HOLLINGSWORTH MANAGEMENT SERVICES, L.LC. 401(K) PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	9.01%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.10%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO MOLAM SAVINGS AND RETIREMENT PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	6.19%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.08%

	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.68%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	24.81%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.94%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.11%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	8.91%
Part I - 109

Name of Fund	Name and Address of Shareholder	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5.04%
JPMORGAN MID CAP GROWTH FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	29.82%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	14.07%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.04%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.15%

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	23.16%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	12.43%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	10.02%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.44%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.41%
Part I - 110

Name of Fund	Name and Address of Shareholder	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.35%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	6.31%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.54%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.40%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.30%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.96%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.61%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.76%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.52%
Part I - 111

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R2 SHARES	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	20.03%

	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	19.92%

	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11.53%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	11.29%

CLASS R3 SHARES	UMB BANK - CUSTODIAN SECURITY FINANCIAL RESOURCES 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	27.01%

	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	16.59%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	7.86%

	WACHOVIA BANK NATIONAL ASSOCIATION FBO DEF COMP PLAN OF CED INC (PS ATTN PLAN TRUSTEE DEF 1 W 4TH ST WINSTON SALEM NC 27101-3818	5.48%

CLASS R4 SHARES	CHARLES SCHWAB TRUST BANK TRUST COLSA CORPORATION 401(K) PROFIT SHA ARING PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	18.69%

	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	12.05%
Part I - 112

Name of Fund	Name and Address of Shareholder	Percentage Held

	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	10.52%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.33%

	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.90%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	9.43%

	ASCENSUS TRUST COMPANY FBO THE AAGARD GROUP LLC 401(K) PS PL PO BOX 10758 FARGO ND 58106-0758	5.69%

	AMERICAN UNITED LIFE INSURANCE CO GROUP RETIREMENT ACCOUNT PO BOX 368 INDIANAPOLIS IN 46206-0368	5.06%

CLASS R5 SHARES	WELLS FARGO BANK NA TRUSTEE C/O FASCORE LLC FBO NEW JERSEY TRANSIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	25.96%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.52%

	STANDARD INSURANCE COMPANY SEPARATE ACCOUNT A P11D 1100 SW 6TH AVE PORTLAND OR 97204-1093	13.27%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.88%
Part I - 113

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.51%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.37%

	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.88%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	5.60%
JPMORGAN SMALL CAP GROWTH FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	36.50%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.85%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	8.74%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.56%

CLASS C SHARES	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	32.95%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.85%
Part I - 114

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	12.74%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.15%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	5.89%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.37%

CLASS I SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	77.82%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.85%

CLASS L SHARES	EMPOWER TRUST FBO TRINET 401K PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	24.33%

	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	14.05%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.85%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	11.68%
Part I - 115

Name of Fund	Name and Address of Shareholder	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.92%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.35%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.18%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	59.23%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	19.20%

CLASS R3 SHARES	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	40.34%

	MATRIX TRUST COMPANY CUST FBO NORTHWEST PLAN SERVICES INC PO BOX 52129 PHOENIX AZ 85072-2129	20.11%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	9.08%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO GOODMAN TRUCK & TRACTOR CO., INC. PROFIT SHARING 401(K) 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	5.41%
Part I - 116

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R4 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	66.77%

	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	11.74%

	MATRIX TRUST COMPANY CUST FBO AMERICAN WRITERS & ARTISTS 717 17TH ST STE 1300 DENVER CO 80202-3304	11.26%

	MATRIX TRUST COMPANY CUST FBO AMERICAN LUBRICATION EQUIPMENT CORP 717 17TH ST STE 1300 DENVER CO 80202-3304	9.79%

CLASS R5 SHARES	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	26.29%

	MATRIX TRUST COMPANY TRUSTEE FBO VANIR GROUP OF COMPANIES INC. 717 17TH ST STE 1300 DENVER CO 80202-3304	19.12%

	EMPOWER TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K - FG 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.36%

	NATIONAL FINANCIAL SERVICES LLC FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.75%

	VANGUARD FIDUCIARY TRUST CO ATTN INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	8.54%
Part I - 117

Name of Fund	Name and Address of Shareholder	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC MICHAEL ALBANO M GERSTENZANG B O'R EILLY TTEE CLEARY GOTTLIEB STEEN HA MILTON GENERAL ACCOUNTING DEPARTMEN 1 LIBERTY PLZ NEW YORK NY 10006-1404	5.70%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	22.76%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	10.01%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.69%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.85%
JPMORGAN SMALL CAP VALUE FUND
CLASS A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	29.75%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.81%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	6.34%

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.81%
Part I - 118

Name of Fund	Name and Address of Shareholder	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.66%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	15.10%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.62%

CLASS I SHARES	C/O ICMA RETIREMENT CORPORATION VANTAGETRUST - UNITIZED 777 N CAPITOL ST NE WASHINGTON DC 20002-4239	30.52%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.23%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	9.65%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.77%

	EMPOWER TRUST FBO GREAT WEST IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.13%

CLASS R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	18.76%
Part I - 119

Name of Fund	Name and Address of Shareholder	Percentage Held

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	17.25%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	9.76%

	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	7.48%

CLASS R3 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	67.33%

	UMB BANK - CUSTODIAN SECURITY FINANCIAL RESOURCES 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	7.08%

CLASS R4 SHARES	RELIANCE TRUST CO FBO MASSMUTUAL VARIOUS NON QUALIFIED R PO BOX 570788 ATLANTA GA 30357-3114	47.41%

	CITY OF DELTONA 401A C/O MISSIONSQUARE RETIREMENT 2345 PROVIDENCE BLVD DELTONA FL 32725-1806	28.31%

	PRINCIPAL TRUST COMPANY ATTN PLAN TRUSTEE FBO ACA GROUP DEF COMP PLAN 1013 CENTRE RD WILMINGTON DE 19805-1265	14.94%

	CITY OF DELTONA 457 C/O MISSIONSQUARE RETIREMENT 2345 PROVIDENCE BLVD DELTONA FL 32725-1806	8.65%

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	62.89%
Part I - 120

Name of Fund	Name and Address of Shareholder	Percentage Held

	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	5.82%

	COLUMBIA COUNTY, GA 457 DCP C/O MISSIONSQUARE RETIREMENT 630 RONALD REAGAN DR, BLDG B PO BOX 498 EVANS GA 30809-0498	5.68%

CLASS R6 SHARES	EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11.94%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.06%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.94%
JPMORGAN SMID CAP EQUITY FUND
CLASS A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	53.70%

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	46.01%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	24.15%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.13%

CLASS I SHARES	JOHN HANCOCK LIFE INS CO (USA) ATTN JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	28.33%
Part I - 121

Name of Fund	Name and Address of Shareholder	Percentage Held

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	22.26%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.10%

	EMPOWER TRUST FBO EMPOWER IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.17%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.60%

CLASS R3 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	35.32%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.07%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC NORTH AMERICAN BAPTIST CONF 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	12.95%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC PLYMOUTH-CANTON COMM SCHOOLS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	7.23%
Part I - 122

Name of Fund	Name and Address of Shareholder	Percentage Held

	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.04%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC FLUSHING COMMUNITY SCHOOLS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.83%

CLASS R6 SHARES	MONTANA PUBLIC EES RTMT BOARD TTEE FBO STATE OF MONTANA DCP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	33.24%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	22.20%

	MONTANA PUBLIC RET BOARD TTEE FBO STATE OF MONTANA PUBLIC EMP DCP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	20.91%

	EMPOWER TRUST FBO NORTH DAKOTA 457 DCP & TRUST 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.99%
JPMORGAN EQUITY PREMIUM INCOME FUND
CLASS A SHARES	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	24.87%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.38%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.63%
Part I - 123

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.35%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.11%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.44%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.48%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5.05%

CLASS C SHARES	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	20.09%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.49%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	17.55%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	12.96%
Part I - 124

Name of Fund	Name and Address of Shareholder	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	10.34%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.41%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	6.25%

CLASS I SHARES	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	36.25%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	33.62%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.14%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.46%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.27%

CLASS R5 SHARES	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	31.98%
Part I - 125

Name of Fund	Name and Address of Shareholder	Percentage Held

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	26.00%

	MATRIX TRUST COMPANY CUST FBO M3 INVESTMENT SERVICES 717 17TH ST STE 1300 DENVER CO 80202-3304	24.08%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ROMEO COMMUNITY SCHOOLS 457 PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	8.62%

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC GROSSE POINTE PUB SCH (MI) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.10%

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	86.38%
JPMORGAN HEDGED EQUITY 2 FUND
CLASS A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	37.38%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	16.32%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	9.25%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.91%
Part I - 126

Name of Fund	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.44%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.42%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.30%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.10%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	42.32%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.42%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.35%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.11%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.59%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.69%
Part I - 127

Name of Fund	Name and Address of Shareholder	Percentage Held

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.57%

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.05%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.95%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	13.91%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.54%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.96%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.06%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.04%

CLASS R5 SHARES	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	31.49%
Part I - 128

Name of Fund	Name and Address of Shareholder	Percentage Held

	MATRIX TRUST COMPANY TRUSTEE FBO MOORE FINANCIAL ADVISORS, LTD 401( 717 17TH ST STE 1300 DENVER CO 80202-3304	29.80%

	D A DAVIDSON & CO SUSAN LYON TTEE 8 3RD ST N GREAT FALLS MT 59401-3155	20.54%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.30%

CLASS R6 SHARES	J.P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	81.26%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.51%
JPMORGAN HEDGED EQUITY 3 FUND
CLASS A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	33.52%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	14.74%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	13.46%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.47%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.88%
Part I - 129

Name of Fund	Name and Address of Shareholder	Percentage Held

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.70%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	39.67%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.99%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.87%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.32%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.14%

CLASS I SHARES	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	17.38%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.43%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.30%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.08%
Part I - 130

Name of Fund	Name and Address of Shareholder	Percentage Held

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.42%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.52%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.23%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	63.60%

	MATRIX TRUST COMPANY AS AGENT FOR VESTWELL AS TRUSTEE FBO VESTWELL OMNIBUS 1410 BROADWAY FL 23 NEW YORK NY 10018-5023	32.88%

CLASS R6 SHARES	J.P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	47.22%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21.58%

	C/O GWP US ADVISORS SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	11.77%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	7.15%

	NATIONAL FINANCIAL SERVICES LLC MARIL & CO AS NOMINEE AGENT FOR RELIANCE TRUST COMPANY 201 17TH ST NW STE 1000 ATLANTA GA 30363-1195	5.92%
Part I - 131

Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN GROWTH ADVANTAGE FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	36.16%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	18.51%

CLASS C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	28.81%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	13.86%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.29%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.64%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.79%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.41%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.26%

CLASS I SHARES	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.78%
Part I - 132

Name of Fund	Name and Address of Shareholder	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.17%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.41%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.42%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	7.75%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN Mutual Fund Reconciliation 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.23%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.16%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.02%

CLASS R2 SHARES	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	66.99%

	ASCENSUS TRUST COMPANY FBO ACE HARDWARE OF CHATTANOOGA 401(K) PO BOX 10758 FARGO ND 58106-0758	10.74%

CLASS R3 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	37.25%
Part I - 133

Name of Fund	Name and Address of Shareholder	Percentage Held

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	23.35%

	FIIOC FBO NEW PROCESS STEEL, L.P. EMPLOYEE RETIREMENT & SAVINGS TRUST 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	8.83%

	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.84%

	STATE STREET BANK CUST FBO ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	6.67%

	NATIONAL FINANCIAL SERVICES LLC FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	5.98%

CLASS R4 SHARES	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	81.16%

	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	8.38%

CLASS R5 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.70%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	26.97%
Part I - 134

Name of Fund	Name and Address of Shareholder	Percentage Held

	EMPOWER TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	6.11%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO HALL-ERICKSON, INC. 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	5.05%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	38.85%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	13.76%

	MAC & CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	8.25%
JPMORGAN MID CAP VALUE FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	21.69%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.61%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.62%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	7.04%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.00%
Part I - 135

Name of Fund	Name and Address of Shareholder	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.56%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.30%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	26.54%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	20.18%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	16.08%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.34%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.15%

CLASS I SHARES	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	25.03%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	19.71%
Part I - 136

Name of Fund	Name and Address of Shareholder	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.44%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.94%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.43%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.39%

CLASS L SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	31.06%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	17.73%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.94%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.57%

	C/O CIBC PRIVATE WEALTH GROUP SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	6.38%
Part I - 137

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	72.65%

CLASS R3 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	64.19%

	EMPOWER TRUST COMPANY LLC TTEE F EMBLEMHEALTH SERVICES COMPANY LLC 4 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	16.23%

CLASS R4 SHARES	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	41.61%

	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	16.37%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.99%

	VOYA INSTITUTIONAL TRUST COMPANY CUST VOYA INSTITUTIONAL TRUST 1 ORANGE WAY # B3N WINDSOR CT 06095-4773	7.82%

	MATRIX TRUST COMPANY CUST. FBO DOUGLAS COUNTY MEMORIAL 717 17TH ST STE 1300 DENVER CO 80202-3304	5.04%

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC AAAA BENEFITS INC 307 W TREMONT AVE STE 200 CHARLOTTE NC 28203-4902	37.78%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.72%
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Name of Fund	Name and Address of Shareholder	Percentage Held

	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	14.61%

	MATRIX TRUST COMPANY CUST FBO NORTHWEST PLAN SERVICES INC PO BOX 52129 PHOENIX AZ 85072-2129	14.46%

CLASS R6 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	27.83%

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.42%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.67%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.05%

	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.28%
*
The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held on behalf of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.
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